UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21261

Rydex ETF Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia
Rydex ETF Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

10.31.2014

Guggenheim ETFs Annual Report

EWRM	Guggenheim Russell MidCap® Equal Weight ETF
EWRI	Guggenheim Russell 1000® Equal Weight ETF
EWRS	Guggenheim Russell 2000® Equal Weight ETF
EWEM	Guggenheim MSCI Emerging Markets Equal Weight ETF
RCD	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
RHS	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
RYE	Guggenheim S&P 500® Equal Weight Energy ETF
RYF	Guggenheim S&P 500® Equal Weight Financials ETF
RYH	Guggenheim S&P 500® Equal Weight Health Care ETF
RGI	Guggenheim S&P 500® Equal Weight Industrials ETF
RTM	Guggenheim S&P 500® Equal Weight Materials ETF
RYT	Guggenheim S&P 500® Equal Weight Technology ETF
RYU	Guggenheim S&P 500® Equal Weight Utilities ETF

ETF1-ANN-1014x1015	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	7
PORTFOLIO SUMMARY	8
SCHEDULES OF INVESTMENTS	33
STATEMENTS OF ASSETS AND LIABILITIES	97
STATEMENTS OF OPERATIONS	101
STATEMENTS OF CHANGES IN NET ASSETS	105
FINANCIAL HIGHLIGHTS	112
NOTES TO FINANCIAL STATEMENTS	125
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	136
OTHER INFORMATION	137
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	140
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	143

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2014

Dear Shareholder:

Security Investors, LLC (the "Investment Adviser") is pleased to present the annual shareholder report for a selection of our exchange traded funds ("ETFs").

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

This report covers performance of the ETFs for the annual period ended October 31, 2014.

We encourage you to read the Economic and Market Overview that follows, which provides additional information regarding the factors that influenced the Funds' performance for the fiscal year, and then the Manager's Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia
President
 November 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

ETFs may not be suitable for all investors. • Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. • ETF shares may trade below their net asset value per share ("NAV"). The NAV of shares will fluctuate with changes in the market value of an ETF's holdings. In addition, there can be no assurance that an active trading market for shares will develop or be maintained. • Tracking error risk refers to the risk that the Adviser may not be able to cause the ETF's performance to match or correlate to that of the ETF's underlying index, either on a daily or aggregate basis. Tracking error risk may cause the ETF's performance to be less than you expect.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2014

The U.S. economy continued to grow throughout the 12 months ended October 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014.

U.S. economic data remains strong, with the third quarter's 3.5% GDP growth signaling that the economy was doing well across the spectrum. Among the highlights: strong net exports, unemployment that had fallen faster than expected and consumer confidence that was at seven year high. The fact that government at the state and local level was contributing to GDP growth suggested that a major headwind for the economy—contracting government spending—has gone away. Lower energy prices are also likely to help boost consumption in the near term.

U.S. is adding close to 230,000 jobs per month on average in 2014, considerably more than 2013's monthly average of 194,000. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as a result, the rapid decline in the nation's unemployment rate should begin to slow. Until unemployment falls below 5.5 percent, it's unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Federal Reserve. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market, which accounted for almost half of GDP growth in 2013 and remains critical to the ongoing recovery.

Growth in Japan and Europe continued to stagnate. The slowdown in the euro zone is concentrated at the core rather than the periphery. To combat disinflation and muted credit growth, the European Central Bank (ECB) enacted further monetary easing and instigated its own unique brand of quantitative easing. Japan's major increase in monetary accommodation in late October surprised markets, but could not forestall the Japanese economy tipping into recession after the period ended. The latest Japanese accommodation came just days after the U.S. Federal Reserve ended its own quantitative easing program.

Overseas geopolitical concerns and comparatively attractive yields have pushed global investors to U.S. Treasuries. Such "beggar thy neighbor" policies from Europe and Asia were the main driving force behind the most recent rally in U.S. fixed income, and indicate that U.S. long-term rate should continue to be well supported.

Consensus among investors was that the Fed would begin to hike rates in the second half of 2015. However, the precipitous decline in energy and commodity prices, the strengthening of U.S. dollar and competitive pressures on prices for traded goods will probably push inflation, as measured by the Fed's favored personal consumption expenditures deflator, down toward 1 percent, raising the likelihood that any increase in the policy rate may be pushed into 2016.

For the 12-month period ended October 31, 2014, the return of the Standard & Poor's 500® ("S&P 500") Index* was 17.27%. The Barclays U.S. Aggregate Bond Index* returned 4.14% for the period, while BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 8.67%, while the MSCI Emerging Markets Index* returned 0.64%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2014

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 1000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 1000® Index, which is an unmanaged capitalization-weighted index representing the U.S. large-cap market. The Russell 1000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

Russell Midcap® Equal Weight Index is an unmanaged equal-weighted version of the Russell Midcap® Index, which is an unmanaged capitalization-weighted index representing the U.S. mid-cap market. The Russell Midcap Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

Russell 2000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 2000® Index, which is an unmanaged capitalization-weighted index representing the U.S. small-cap market. The Russell 2000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI Emerging Markets Equal Weight Index equally weights the securities in the MSCI Emerging Markets Index (the MSCI Emerging Markets cap-weighted index), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. In the MSCI Emerging Markets Equal Weighted Index, each security has the same weight, which means that the weight of each security is set to unity of the rebalancing date.

S&P 500® Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500® Index.

S&P 500® Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500® Index.

S&P 500® Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500® Index.

S&P 500® Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500® Index.

S&P 500® Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the 52 Industrials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Information Technology is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Equal Weight Index Telecommunication Services & Utilities is an unmanaged equal weighted version of the S&P 500® Telecommunication Services Index and S&P 500® Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Telecommunications Services and Utilities sectors of the S&P 500® Index.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the Adviser. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2014 and held for the six months ended October 31, 2014.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

FEES AND EXPENSES (Unaudited)(concluded)
	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Russell MidCap® Equal Weight ETF	0.41%	4.86%	$1,000.00	$1,048.60	$2.12
Guggenheim Russell 1000® Equal Weight ETF	0.41%	5.19%	1,000.00	1,051.90	2.12
Guggenheim Russell 2000® Equal Weight ETF	0.41%	1.33%	1,000.00	1,013.30	2.08
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.60%	2.47%	1,000.00	1,024.70	3.06
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	7.67%	1,000.00	1,076.70	2.09
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	7.82%	1,000.00	1,078.20	2.10
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	-10.23%	1,000.00	897.70	1.91
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	8.55%	1,000.00	1,085.50	2.10
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	19.11%	1,000.00	1,191.10	2.21
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	6.00%	1,000.00	1,060.00	2.08
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	1.15%	1,000.00	1,011.50	2.03
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	11.45%	1,000.00	1,114.50	2.13
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	8.42%	1,000.00	1,084.20	2.10

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Russell MidCap® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim Russell 1000® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim Russell 2000® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.60%	5.00%	1,000.00	1,022.18	3.06
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2014 to October 31, 2014.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Guggenheim Russell Midcap® Equal Weight ETF returned 13.61% for the one-year period ended October 31, 2014, compared with the 14.13% return of the benchmark, the Russell Midcap® Equal Weight Index. The cap-weighted Russell Midcap® Index returned 15.32%. During the period, EWRM achieved over 99% correlation to its benchmark on a daily basis.

The Health Care, Information Technology and Consumer Staples sectors contributed most to return for the period. Energy was the only sector to detract from return. Sectors contributing least were Telecommunication Services and Consumer Discretionary.

Top contributors to Fund return included Keurig Green Mountain, Inc., Hillshire Brands Co. and WhiteWave Foods Co. Top detractors included Sprouts Farmers Markets, Inc., Whole Foods Market, Inc. and Fresh Market, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim Russell MidCap® Equal Weight ETF	13.61%	19.29%	15.60%
Russell MidCap Equal Weight Index	14.13%	19.83%	16.09%
Russell MidCap Index	15.32%	20.05%	15.54%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Herbalife Ltd.	0.4%
Keurig Green Mountain, Inc.	0.4%
Monster Beverage Corp.	0.4%
Dr Pepper Snapple Group, Inc.	0.3%
Hormel Foods Corp.	0.3%
Kroger Co.	0.3%
Hain Celestial Group, Inc.	0.3%
Pinnacle Foods, Inc.	0.3%
McCormick & Company, Inc.	0.3%
Tyson Foods, Inc. — Class A	0.3%
Top Ten Total	3.3%

"Ten Largest Holdings" exclude any temporary cash.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Guggenheim Russell 1000® Equal Weight ETF returned 14.33% for the one-year period ended October 31, 2014, compared with the 14.83% return of the benchmark, the Russell 1000® Equal Weight Index. The cap-weighted Russell 1000® Index returned 16.78%. During the period, EWRI achieved over 99% correlation to its benchmark on a daily basis.

The Health Care, Information Technology and Consumer Staples sectors contributed most to return for the period. Energy was the only sector to detract from return. Sectors contributing least were Telecommunication Services and Consumer Discretionary.

Top contributors to Fund return included Keurig Green Mountain, Inc., Hillshire Brands Co. and WhiteWave Foods Co. Top detractors included Cliffs Natural Resources, Inc., Sprouts Farmers Markets, Inc. and Whole Foods Market, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim Russell 1000® Equal Weight ETF	14.33%	19.20%	15.59%
Russell 1000 Equal Weight Index	14.83%	19.76%	16.08%
Russell 1000 Index	16.78%	19.90%	16.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Herbalife Ltd.	0.3%
Keurig Green Mountain, Inc.	0.3%
Monster Beverage Corp.	0.2%
Reynolds American, Inc.	0.2%
Dr Pepper Snapple Group, Inc.	0.2%
Hormel Foods Corp.	0.2%
CVS Health Corp.	0.2%
Kroger Co.	0.2%
Hain Celestial Group, Inc.	0.2%
Altria Group, Inc.	0.2%
Top Ten Total	2.2%

"Ten Largest Holdings" exclude any temporary cash.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Guggenheim Russell 2000® Equal Weight ETF returned 5.58% for the one-year period ended October 31, 2014, compared with the 5.80% return of the benchmark, the Russell 2000® Equal Weight Index. The cap-weighted Russell 2000® Index returned 8.06%. During the period, EWRS achieved over 99% correlation to its benchmark on a daily basis.

The Health Care, Financials and Utilities sectors contributed most to return for the period. The Energy and Consumer Discretionary sectors were the largest detractors from return. The sector contributing least was Materials.

Top contributors to Fund return included Cal-Maine Foods, Inc., Pantry, Inc. and Intercept Pharmaceuticals, Inc. Top detractors included NII Holdings, Inc.—Class B, Fairway Group Holdings Corp.—Class A and Natural Grocers by Vitamin Cottage, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim Russell 2000® Equal Weight ETF	5.58%	16.44%	11.88%
Russell 2000 Equal Weight Index	5.80%	16.98%	12.41%
Russell 2000 Index	8.06%	18.18%	13.42%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
USANA Health Sciences, Inc.	0.4%
Consolidated Communications Holdings, Inc.	0.3%
National Beverage Corp.	0.3%
Pantry, Inc.	0.3%
Seaboard Corp.	0.3%
Coca-Cola Bottling Company Consolidated	0.3%
Casey's General Stores, Inc.	0.3%
Orchids Paper Products Co.	0.3%
John B Sanfilippo & Son, Inc.	0.3%
SpartanNash Co.	0.3%
Top Ten Total	3.1%

"Ten Largest Holdings" exclude any temporary cash.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

Guggenheim MSCI Emerging Markets Equal Weight ETF returned 0.99% for the one-year period ended October 31, 2014, compared with the 1.91% return of the benchmark, the MSCI Emerging Markets Equal Weight Index. The cap-weighted MSCI Emerging Markets Index returned 0.64%. During the period, EWEM achieved over 99% correlation to its benchmark on a daily basis.

The Financials, Information Technology and Utilities sectors contributed most to return for the period. The sectors detracting most from return were Materials, Energy and Consumer Discretionary.

Top contributors to Fund return included Wisdom Tree India Earnings Fund, Amorepacific Group and Amorepacific Corp. Top detractors included iShares MSCI Brazil Capped ETF, African Bank Investments Ltd. and Biostime International Holdings Ltd.

Cumulative Fund Performance: December 3, 2010 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Since Inception (12/03/10)
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.99%	1.92%	-2.40%
MSCI Emerging Markets Equal Weight Index	1.91%	4.14%	-0.24%
MSCI Emerging Markets Index	0.64%	3.24%	0.00%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
WisdomTree India Earnings Fund	8.2%
iShares MSCI Brazil Capped ETF	4.3%
Eclat Textile Company Ltd.	0.3%
Megaworld Corp.	0.3%
BDO Unibank, Inc.	0.3%
Telekom Malaysia BHD	0.3%
Ayala Land, Inc.	0.3%
Hanergy Thin Film Power Group Ltd.	0.3%
DMCI Holdings, Inc.	0.3%
Tenaga Nasional BHD	0.2%
Top Ten Total	14.8%

"Ten Largest Holdings" exclude any temporary cash.

14 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF returned 10.07%, compared to its benchmark, the S&P 500® Equal Weight Index Consumer Discretionary, which returned 10.55%. RCD achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Household Durables; Hotels, Restaurants & Leisure; and Media industries were the largest contributors to return. The Automobiles and Leisure Products industries were the only detractors from return. The Textiles, Apparel & Luxury Goods industry contributed least to return.

Marriott International, Inc.—Class A, Expedia, Inc. and O'Reilly Automotive, Inc. contributed most to return. Coach, Inc., Mattel, Inc. and Urban Outfitters, Inc. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	10.07%	21.71%	21.77%	9.26%
S&P 500 Equal Weight Index Consumer Discretionary	10.55%	22.32%	22.43%	9.77%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Tractor Supply Co.	1.4%
O'Reilly Automotive, Inc.	1.4%
NIKE, Inc. — Class B	1.4%
Whirlpool Corp.	1.4%
Leggett & Platt, Inc.	1.3%
L Brands, Inc.	1.3%
Lennar Corp. — Class A	1.3%
Home Depot, Inc.	1.3%
Genuine Parts Co.	1.3%
AutoNation, Inc.	1.3%
Top Ten Total	13.4%

"Ten Largest Holdings" exclude any temporary cash.

16 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Consumer Staples ETF returned 16.04%. For the same period, its benchmark, the S&P 500® Equal Weight Index Consumer Staples, returned 16.58%. RHS achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Beverages, Food Products and Tobacco industries were the largest contributors to return. The Personal Products industry was the only detractor. The IT Services and Household Products industries contributed least to return.

Monster Beverage Corp., Tyson Foods, Inc.—Class A and Dr. Pepper Snapple Group, Inc. contributed most to return. Avon Products, Inc., Whole Foods Market, Inc. and J.M. Smucker Co. contributed least.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	16.04%	20.67%	18.21%	11.94%
S&P 500 Equal Weight Index Consumer Staples	16.58%	21.34%	18.91%	12.57%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Keurig Green Mountain, Inc.	2.8%
Monster Beverage Corp.	2.7%
Altria Group, Inc.	2.7%
Dr Pepper Snapple Group, Inc.	2.7%
Clorox Co.	2.7%
Reynolds American, Inc.	2.6%
Hormel Foods Corp.	2.6%
Kroger Co.	2.6%
Constellation Brands, Inc. — Class A	2.6%
CVS Health Corp.	2.6%
Top Ten Total	26.6%

"Ten Largest Holdings" exclude any temporary cash.

18 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Energy ETF returned -2.02%. For the same period, its benchmark, the S&P 500® Equal Weight Index Energy, returned -1.64%. RYE achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Oil & Gas Refining & Marketing; Oil & Gas Storage & Transportation; and Oil & Gas Equipment & Services industries were the largest contributors to return. The largest detractors from return were the industries for Oil & Gas Exploration & Production; Oil & Gas Drilling; and Coal & Consumable Fuels.

Williams Companies, Inc., Tesoro Corp. and Marathon Petroleum Corp. contributed most to return. Denbury Resources, Inc., Peabody Energy Corp. and Noble Corp. Plc detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Energy ETF	-2.02%	7.54%	11.18%	7.30%
S&P 500 Equal Weight Index Energy	-1.64%	8.05%	11.76%	7.90%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Tesoro Corp.	3.0%
Marathon Petroleum Corp.	2.7%
Valero Energy Corp.	2.6%
Kinder Morgan, Inc.	2.6%
Exxon Mobil Corp.	2.6%
Equities Corp.	2.5%
FMC Technologies, Inc.	2.5%
Williams Companies, Inc.	2.5%
Spectra Energy Corp.	2.5%
Chevron Corp.	2.5%
Top Ten Total	26.0%

"Ten Largest Holdings" exclude any temporary cash.

20 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Financials ETF returned 16.84%. For the same period, its benchmark, the S&P 500® Equal Weight Index Financials, returned 17.41%. RYF achieved a daily correlation of over 99% to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Real Estate Investment Trusts (REITs), Capital Markets and Insurance industries were the largest contributors to return. No industry detracted, but the three industries contributing least to return were Thrifts & Mortgage Finance, Real Estate Management & Development and Consumer Finance.

Moody's Corp., Legg Mason, Inc. and CBRE Group, Inc.—Class A were the largest contributors to return. Luecadia National Corp., Loews Corp. and Aflac, Inc. were the largest detractors from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Financials ETF	16.84%	23.17%	16.89%	0.46%
S&P 500 Equal Weight Index Financials	17.41%	23.83%	17.52%	1.28%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 21

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Health Care REIT, Inc.	1.3%
Navient Corp.	1.3%
Ventas, Inc.	1.3%
Kimco Realty Corp.	1.3%
Equity Residential	1.3%
Public Storage	1.3%
Essex Property Trust, Inc.	1.3%
Macerich Co.	1.3%
Boston Properties, Inc.	1.3%
Chubb Corp.	1.3%
Top Ten Total	13.0%

"Ten Largest Holdings" exclude any temporary cash or derivative investments.

22 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Health Care ETF returned 32.20%. For the same period, its benchmark, the S&P 500® Equal Weight Index Health Care, returned 32.86%. RYH achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Pharmaceuticals, Health Care Equipment & Supplies and Health Care Providers & Services industries were the largest contributors to return. No industry detracted, but the industries contributing least to return were Health Care Technology, Life Sciences Tools & Services and Biotechnology.

Forest Laboratories, Inc., Allergan, Inc. and Edwards Lifesciences Corp. were the largest contributors to return. Universal Health Services, Inc.—Class B was the only detractor from return. Stocks contributing least were Pfizer, Inc. and Life Technologies Corp.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Health Care ETF	32.20%	28.53%	23.01%	14.26%
S&P 500 Equal Weight Index Health Care	32.86%	29.22%	23.68%	15.11%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 23

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
CareFusion Corp.	2.1%
Edwards Lifesciences Corp.	2.1%
Vertex Pharmaceuticals, Inc.	2.1%
Amgen, Inc.	2.0%
Alexion Pharmaceuticals, Inc.	2.0%
Celgene Corp.	2.0%
Bristol-Myers Squibb Co.	2.0%
Mylan, Inc.	1.9%
Regeneron Pharmaceuticals, Inc.	1.9%
Becton Dickinson and Co.	1.9%
Top Ten Total	20.0%

"Ten Largest Holdings" exclude any temporary cash.

24 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Industrials ETF returned 16.85% compared to its benchmark S&P 500® Equal Weight Index Industrials, which returned 17.34%. RGI achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Aerospace & Defense, Machinery and Road & Rail industries contributed the most to return. The largest detractors were the Trading Companies & Distributors and Construction & Engineering industries.

Southwest Airlines Co., General Dynamics Corp. and Union Pacific Corp. contributed most to return. Jacobs Engineering Group, Inc., ADT Corp. and Precision Castparts Corp. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Industrials ETF	16.85%	21.45%	19.07%	9.66%
S&P 500 Equal Weight Index Industrials	17.34%	22.08%	19.68%	10.24%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 25

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Textron, Inc.	1.7%
CSX Corp.	1.7%
General Dynamics Corp.	1.7%
Cintas Corp.	1.7%
Pall Corp.	1.7%
Rockwell Collins, Inc.	1.7%
Lockheed Martin Corp.	1.7%
FedEx Corp.	1.7%
Union Pacific Corp.	1.7%
PACCAR, Inc.	1.7%
Top Ten Total	17.0%

"Ten Largest Holdings" exclude any temporary cash.

26 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Materials ETF returned 10.68% compared with the 11.18% return of the benchmark, the S&P 500® Equal Weight Index Materials. RTM achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Chemicals, Containers & Packaging and Metals & Mining industries were the largest contributors to return. No industry detracted, but industries contributing least to return were Trading Companies & Distributors, Construction Materials, and Paper & Forest Products.

Alcoa, Inc., Sigma-Aldrich Corp. and Ball Corp. contributed most to return. Newmont Mining Corp., Freeport-McMoRan, Inc. and Cliffs Natural Resources, Inc. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Materials ETF	10.68%	15.16%	14.54%	8.85%
S&P 500 Equal Weight Index Materials	11.18%	15.71%	15.14%	9.59%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 27

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Sigma-Aldrich Corp.	4.6%
EI du Pont de Nemours & Co.	3.7%
Sherwin-Williams Co.	3.6%
Air Products & Chemicals, Inc.	3.6%
MeadWestvaco Corp.	3.6%
CF Industries Holdings, Inc.	3.6%
Airgas, Inc.	3.5%
PPG Industries, Inc.	3.5%
Monsanto Co.	3.5%
International Paper Co.	3.5%
Top Ten Total	36.7%

"Ten Largest Holdings" exclude any temporary cash.

28 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Technology ETF returned 23.92% compared with its benchmark, the S&P 500® Equal Weight Index Information Technology, which returned 24.47%. RYT achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Semiconductors & Semiconductor Equipment industry was the largest contributor to return, followed by the Software industry and the Technology Hardware Storage & Peripherals industry. No industry detracted from return, but the Electrical Equipment, Diversified Financial Services and Consumer Finance industries contributed least.

Micron Technology, Inc., Electronic Arts, Inc. and Broadcom Corp.—Class A contributed most to return. International Business Machines Corp., Teradata Corp. and CA, Inc. detracted most from return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Technology ETF	23.92%	19.66%	17.67%	8.34%
S&P 500 Equal Weight Index Information Technology	24.47%	20.25%	18.31%	8.91%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 29

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Visa, Inc. — Class A	1.7%
Paychex, Inc.	1.7%
Automatic Data Processing, Inc.	1.7%
MasterCard, Inc. — Class A	1.7%
Electronic Arts, Inc.	1.7%
Alliance Data Systems Corp.	1.7%
Cognizant Technology Solutions Corp. — Class A	1.7%
Lam Research Corp.	1.7%
salesforce.com, Inc.	1.6%
Yahoo!, Inc.	1.6%
Top Ten Total	16.8%

"Ten Largest Holdings" exclude any temporary cash.

30 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Equal Weight Utilities ETF returned 22.61% while its benchmark, the S&P 500® Equal Weight Telecommunication Services & Utilities Index, returned 23.18%. RYU had a 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted Standard & Poor's 500® Index was 17.27%.

The Electric Utilities, Multi-Utilities and Diversified Telecommunication Services industries were the largest contributors to return. The Real Estate Investment Trusts (REITs) was the only industry detracting from performance. The Independent Power & Renewable Electricity Producers industry and the Gas Utilities industry contributed least.

Frontier Communications Corp.—Class B, Pepco Holdings, Inc. and Entergy Corp. contributed most to return. Crown Castle International Corp. was the only detractor. AT&T Corp. and AES Corp. contributed least to return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Utilities ETF	22.61%	16.41%	16.86%	8.03%
S&P 500 Equal Weight Index Telecommunications Services & Utilitities	23.18%	17.04%	17.54%	8.62%
S&P 500 Index	17.27%	19.77%	16.69%	7.26%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 31

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Wisconsin Energy Corp.	3.0%
Public Service Enterprise Group, Inc.	3.0%
TECO Energy, Inc.	3.0%
Duke Energy Corp.	3.0%
Consolidated Edison, Inc.	3.0%
Exelon Corp.	3.0%
Entergy Corp.	3.0%
American Electric Power Company, Inc.	3.0%
Ameren Corp.	2.9%
Northeast Utilities	2.9%
Top Ten Total	29.8%

"Ten Largest Holdings" exclude any temporary cash.

32 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.7%

CONSUMER, NON-CYCLICAL - 24.3%
Herbalife Ltd.1	10,708	$561,742
Keurig Green Mountain, Inc.	3,616	548,728
Monster Beverage Corp.*	5,205	525,080
Dr Pepper Snapple Group, Inc.	7,287	504,625
Hormel Foods Corp.	9,324	502,657
Kroger Co.	9,015	502,226
Hain Celestial Group, Inc.*	4,615	499,575
Pinnacle Foods, Inc.	14,747	498,449
McCormick & Company, Inc.	7,047	498,364
Tyson Foods, Inc. — Class A	12,335	497,717
Bunge Ltd.	5,574	494,135
JM Smucker Co.	4,744	493,376
Constellation Brands, Inc. — Class A*	5,371	491,661
WhiteWave Foods Co. — Class A*	13,194	491,213
Whole Foods Market, Inc.	12,401	487,731
ConAgra Foods, Inc.	14,186	487,289
Clorox Co.	4,897	487,252
Campbell Soup Co.	10,996	485,693
Mead Johnson Nutrition Co. — Class A	4,869	483,540
Flowers Foods, Inc.	25,383	482,277
Church & Dwight Company, Inc.	6,652	481,671
Hershey Co.	5,014	480,893
Lorillard, Inc.	7,801	479,762
Brown-Forman Corp. — Class B	5,168	478,919
Ingredion, Inc.	6,149	475,010
Safeway, Inc.	13,623	474,898
Spectrum Brands Holdings, Inc.	5,194	470,524
Molson Coors Brewing Co. — Class B	6,222	462,792
Sprouts Farmers Market, Inc.*	15,691	456,765
Coca-Cola Enterprises, Inc.	10,356	448,933
Pilgrim’s Pride Corp.*	15,462	439,275
Incyte Corp.*	4,400	295,065
CareFusion Corp.*	4,696	269,409
IDEXX Laboratories, Inc.*	1,824	258,406
Alnylam Pharmaceuticals, Inc.*	2,762	256,149
Alkermes plc*	5,003	252,901
Edwards Lifesciences Corp.*	2,086	252,240
Illumina, Inc.*	1,305	251,317
Mylan, Inc.*	4,661	249,596
BioMarin Pharmaceutical, Inc.*	3,002	247,665
VCA, Inc.*	5,388	245,531
MEDNAX, Inc.*	3,929	245,287
CR Bard, Inc.	1,485	243,495
Centene Corp.*	2,598	240,757
DENTSPLY International, Inc.	4,717	239,482
Bruker Corp.*	11,537	239,162
Pharmacyclics, Inc.*	1,824	238,342
Boston Scientific Corp.*	17,916	237,924
Catamaran Corp.*	4,959	236,395
AmerisourceBergen Corp. — Class A	2,762	235,902
Zimmer Holdings, Inc.	2,113	235,050
Cubist Pharmaceuticals, Inc.*	3,243	234,436
Medivation, Inc.*	2,200	232,540
Cigna Corp.	2,335	232,496
Intuitive Surgical, Inc.*	468	232,034
Hologic, Inc.*	8,843	231,598
Teleflex, Inc.	2,014	229,838
Omnicare, Inc.	3,447	229,536
Laboratory Corporation of America Holdings*	2,099	229,400
Perrigo Company plc	1,419	229,098
DaVita HealthCare Partners, Inc.*	2,903	226,637
Humana, Inc.	1,632	226,603
Jazz Pharmaceuticals plc*	1,339	226,077
Charles River Laboratories International, Inc.*	3,571	225,544
Hill-Rom Holdings, Inc.	5,067	225,380
Cooper Companies, Inc.	1,375	225,363
St. Jude Medical, Inc.	3,502	224,723
Quintiles Transnational Holdings, Inc.*	3,836	224,559
Intercept Pharmaceuticals, Inc.*	869	224,541
ResMed, Inc.1	4,298	224,442
Patterson Companies, Inc.	5,187	223,612
Mallinckrodt plc*	2,420	223,076
Quest Diagnostics, Inc.	3,514	222,998
Premier, Inc. — Class A*	6,680	222,978
Varian Medical Systems, Inc.*	2,646	222,582
Myriad Genetics, Inc.*,1	5,631	222,368
Hospira, Inc.*	4,115	220,976
Health Net, Inc.*	4,645	220,684
Cardinal Health, Inc.	2,810	220,529
Brookdale Senior Living, Inc. — Class A*	6,540	220,463
Henry Schein, Inc.*	1,834	220,135
Sirona Dental Systems, Inc.*	2,795	219,547
Zoetis, Inc.	5,898	219,170
Vertex Pharmaceuticals, Inc.*	1,940	218,522
Envision Healthcare Holdings, Inc.*	6,196	216,550
QIAGEN N.V.*	9,214	216,160
Alere, Inc.*	5,368	214,559
Align Technology, Inc.*	4,053	213,269
LifePoint Hospitals, Inc.*	3,020	211,399
Endo International plc*	3,132	209,593
HCA Holdings, Inc.*	2,992	209,590
Community Health Systems, Inc.*	3,811	209,491
Bio-Rad Laboratories, Inc. — Class A*	1,856	209,394
Techne Corp.	2,290	208,505
United Therapeutics Corp.*	1,587	207,849
Covance, Inc.*	2,582	206,302
Universal Health Services, Inc. — Class B	1,917	198,812
Tenet Healthcare Corp.*	3,462	194,045
Seattle Genetics, Inc.*	5,232	191,857
Salix Pharmaceuticals Ltd.*	1,288	185,279
Gartner, Inc.*	2,198	177,400
Booz Allen Hamilton Holding Corp.	6,031	158,917
Robert Half International, Inc.	2,862	156,780
Cintas Corp.	2,124	155,562

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Towers Watson & Co. — Class A	1,403	$154,737
Rollins, Inc.	4,833	154,028
RR Donnelley & Sons Co.	8,554	149,267
Genpact Ltd.*	8,380	147,069
CoStar Group, Inc.*	890	143,370
Verisk Analytics, Inc. — Class A*	2,288	142,657
Avery Dennison Corp.	3,038	142,330
ADT Corp.	3,966	142,141
United Rentals, Inc.*	1,263	139,006
Quanta Services, Inc.*	3,871	131,924
Manpowergroup, Inc.	1,946	129,896
DeVry Education Group, Inc.	2,407	116,523
Apollo Education Group, Inc. — Class A*	4,062	116,417
Graham Holdings Co. — Class B	147	115,189
Live Nation Entertainment, Inc.*	4,288	111,488
KAR Auction Services, Inc.	3,578	108,628
Aramark	3,818	106,560
H&R Block, Inc.	3,273	105,750
Service Corporation International	4,807	105,129
Aaron’s, Inc.	4,083	101,095
ServiceMaster Global Holdings, Inc.*	4,182	100,284
Coty, Inc. — Class A*	5,975	99,185
Avis Budget Group, Inc.*	1,717	95,723
Alliance Data Systems Corp.*	334	94,638
Global Payments, Inc.	1,173	94,427
Total System Services, Inc.	2,625	88,699
FleetCor Technologies, Inc.*	589	88,680
Moody’s Corp.	880	87,322
McGraw Hill Financial, Inc.	965	87,313
SEI Investments Co.	2,247	86,869
Western Union Co.	5,005	84,885
Hertz Global Holdings, Inc.*	3,859	84,589
Equifax, Inc.	1,094	82,860
Avon Products, Inc.	7,886	82,014
Morningstar, Inc.	1,195	81,559
Vantiv, Inc. — Class A*	2,626	81,196
Vectrus, Inc.*	436	10,656
Total Consumer, Non-cyclical		35,520,748

INDUSTRIAL - 13.7%
Energizer Holdings, Inc.	3,789	464,721
Acuity Brands, Inc.	1,986	276,908
Lennox International, Inc.	3,077	273,607
Packaging Corporation of America	3,794	273,471
Ingersoll-Rand plc	4,231	264,945
Hexcel Corp.*	6,145	257,414
Crown Holdings, Inc.*	5,296	253,836
Rock-Tenn Co. — Class A	4,926	251,964
Sonoco Products Co.	6,148	251,269
Silgan Holdings, Inc.	5,090	250,224
Sealed Air Corp.	6,813	246,971
AptarGroup, Inc.	3,946	245,599
Valmont Industries, Inc.1	1,791	243,881
Ball Corp.	3,781	243,610
Bemis Company, Inc.	6,314	242,900
Vulcan Materials Co.	3,913	241,472
Timken Co.	5,595	240,529
Greif, Inc. — Class A	5,436	239,510
Owens Corning	7,372	236,346
SunPower Corp. — Class A*,1	7,233	230,299
Owens-Illinois, Inc.*	8,928	230,075
USG Corp.*	8,552	229,707
Masco Corp.	10,289	227,078
Martin Marietta Materials, Inc.	1,837	214,782
PerkinElmer, Inc.	4,921	213,670
Golar LNG Ltd.	3,797	213,049
Eagle Materials, Inc.	2,366	206,859
Armstrong World Industries, Inc.*	4,251	205,833
TimkenSteel Corp.	5,011	203,346
AVX Corp.	12,237	176,702
Avnet, Inc.	3,842	166,167
SBA Communications Corp. — Class A*	1,465	164,563
Jabil Circuit, Inc.	7,848	164,416
Textron, Inc.	3,946	163,877
AECOM Technology Corp.*	5,004	162,880
Amphenol Corp. — Class A	3,183	160,996
Arrow Electronics, Inc.*	2,811	159,834
Parker-Hannifin Corp.	1,244	158,025
Carlisle Companies, Inc.	1,754	155,895
Waters Corp.*	1,401	155,231
L-3 Communications Holdings, Inc.	1,278	155,226
Pall Corp.	1,692	154,683
AO Smith Corp.	2,896	154,501
Allegion plc	2,909	154,439
Tech Data Corp.*	2,578	153,958
Snap-on, Inc.	1,163	153,679
J.B. Hunt Transport Services, Inc.	1,925	153,557
Stericycle, Inc.*	1,216	153,216
Roper Industries, Inc.	962	152,285
Regal-Beloit Corp.	2,142	152,018
Wabtec Corp.	1,754	151,369
Graco, Inc.	1,927	151,270
Rockwell Collins, Inc.	1,794	150,965
Vishay Intertechnology, Inc.	11,114	150,150
Triumph Group, Inc.	2,145	149,357
FLIR Systems, Inc.	4,421	148,236
Old Dominion Freight Line, Inc.*	2,034	148,218
CH Robinson Worldwide, Inc.	2,139	148,041
GATX Corp.	2,326	147,468
Expeditors International of Washington, Inc.	3,444	146,921
Covanta Holding Corp.	6,641	146,567
Landstar System, Inc.	1,966	145,504
Stanley Black & Decker, Inc.	1,552	145,329
Kansas City Southern	1,179	144,769
AMETEK, Inc.	2,772	144,560
Lincoln Electric Holdings, Inc.	1,991	144,308
Spirit AeroSystems Holdings, Inc. — Class A*	3,664	144,142

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

IDEX Corp.	1,922	$143,977
Babcock & Wilcox Co.	5,031	143,887
TransDigm Group, Inc.	769	143,826
Waste Connections, Inc.	2,878	143,612
Donaldson Company, Inc.	3,453	143,576
Teekay Corp.	2,449	143,169
Zebra Technologies Corp. — Class A*	1,940	143,075
National Instruments Corp.	4,508	142,813
Huntington Ingalls Industries, Inc.	1,348	142,645
Nordson Corp.	1,854	141,924
Rockwell Automation, Inc.	1,257	141,224
Middleby Corp.*	1,595	141,158
Pentair plc	2,100	140,805
Exelis, Inc.	7,864	140,372
Mettler-Toledo International, Inc.*	543	140,349
Genesee & Wyoming, Inc. — Class A*	1,458	140,260
KBR, Inc.	7,329	139,837
Xylem, Inc.	3,842	139,695
Fluor Corp.	2,102	139,447
SPX Corp.	1,468	139,152
Ryder System, Inc.	1,567	138,632
Dover Corp.	1,738	138,067
ITT Corp.	3,061	137,929
Republic Services, Inc. — Class A	3,587	137,741
Foster Wheeler AG	4,435	137,618
Tyco International Ltd.	3,203	137,505
AGCO Corp.	3,086	136,741
Crane Co.	2,191	136,609
Agilent Technologies, Inc.	2,463	136,155
Flowserve Corp.	1,978	134,484
Jacobs Engineering Group, Inc.*	2,831	134,331
Joy Global, Inc.	2,519	132,575
Kirby Corp.*	1,197	132,364
Hubbell, Inc. — Class B	1,155	130,989
Chicago Bridge & Iron Company N.V.	2,389	130,535
Kennametal, Inc.	3,367	130,000
Colfax Corp.*	2,380	129,424
Tidewater, Inc.	3,448	127,128
Terex Corp.	4,375	125,869
Alliant Techsystems, Inc.	1,073	125,498
Clean Harbors, Inc.*	2,516	124,869
Trimble Navigation Ltd.*	4,623	124,174
Con-way, Inc.	2,860	124,038
B/E Aerospace, Inc.*	1,656	123,289
Gentex Corp.	3,673	120,254
Manitowoc Company, Inc.	5,723	119,267
Knowles Corp.*	5,954	115,865
Leggett & Platt, Inc.	2,880	113,414
Garmin Ltd.1	2,000	110,960
Fortune Brands Home & Security, Inc.	2,477	107,130
Trinity Industries, Inc.	2,924	104,416
AMERCO	381	103,297
GoPro, Inc. — Class A*,1	1,248	96,221
Total Industrial		19,999,388

CONSUMER, CYCLICAL - 10.7%
GNC Holdings, Inc. — Class A	11,899	494,641
Rite Aid Corp.*	91,374	479,714
World Fuel Services Corp.	6,462	266,493
Scotts Miracle-Gro Co. — Class A	4,371	258,938
Fastenal Co.	5,333	234,866
Alaska Air Group, Inc.	3,208	170,761
Ingram Micro, Inc. — Class A*	6,132	164,583
Dolby Laboratories, Inc. — Class A	3,855	161,602
PACCAR, Inc.	2,429	158,662
United Continental Holdings, Inc.*	2,981	157,427
Allison Transmission Holdings, Inc.	4,805	156,067
Copa Holdings S.A. — Class A	1,323	154,685
Sabre Corp.	8,746	150,431
Copart, Inc.*	4,485	149,978
Spirit Airlines, Inc.*	2,020	147,682
Navistar International Corp.*	4,130	146,078
Toro Co.	2,361	145,745
WESCO International, Inc.*	1,767	145,618
HD Supply Holdings, Inc.*	4,994	144,027
Southwest Airlines Co.	4,168	143,713
Oshkosh Corp.	3,089	138,264
Sears Holdings Corp.*,1	3,959	138,249
WW Grainger, Inc.	560	138,208
MSC Industrial Direct Company, Inc. — Class A	1,618	131,009
Nu Skin Enterprises, Inc. — Class A	2,344	123,834
Tractor Supply Co.	1,674	122,570
Six Flags Entertainment Corp.	3,001	120,940
CarMax, Inc.*	2,137	119,480
O’Reilly Automotive, Inc.*	678	119,247
Domino’s Pizza, Inc.	1,331	118,180
AutoNation, Inc.*	2,032	116,352
Advance Auto Parts, Inc.	791	116,245
Whirlpool Corp.	674	115,962
Madison Square Garden Co. — Class A*	1,528	115,761
Genuine Parts Co.	1,162	112,807
Regal Entertainment Group — Class A	5,088	112,699
AutoZone, Inc.*	203	112,365
Penske Automotive Group, Inc.	2,461	111,336
DR Horton, Inc.	4,882	111,261
Jarden Corp.*	1,707	111,109
Lennar Corp. — Class A	2,577	111,017
Burger King Worldwide, Inc.1	3,395	110,949
Dollar Tree, Inc.*	1,827	110,661
LKQ Corp.*	3,867	110,480
Norwegian Cruise Line Holdings Ltd.*	2,830	110,370
Ross Stores, Inc.	1,359	109,697
Harley-Davidson, Inc.	1,665	109,391
Michael Kors Holdings Ltd.*	1,388	109,082
Marriott International, Inc. — Class A	1,440	109,079

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

CST Brands, Inc.	2,845	$108,821
Sally Beauty Holdings, Inc.*	3,703	108,535
Lions Gate Entertainment Corp.	3,269	108,302
PulteGroup, Inc.	5,634	108,116
L Brands, Inc.	1,498	108,036
Nordstrom, Inc.	1,484	107,753
Brinker International, Inc.	2,006	107,602
Fossil Group, Inc.*	1,058	107,556
Signet Jewelers Ltd.	892	107,049
Hasbro, Inc.	1,859	106,948
NVR, Inc.*	87	106,799
Michaels Companies, Inc.*	5,819	106,371
Goodyear Tire & Rubber Co.	4,377	106,055
Harman International Industries, Inc.	988	106,052
WABCO Holdings, Inc.*	1,089	106,047
Wynn Resorts Ltd.	557	105,836
Dick’s Sporting Goods, Inc.	2,332	105,803
Cinemark Holdings, Inc.	2,993	105,713
Mohawk Industries, Inc.*	744	105,678
MGM Resorts International*	4,537	105,485
Panera Bread Co. — Class A*	650	105,066
VF Corp.	1,547	104,701
PetSmart, Inc.	1,447	104,690
Dunkin’ Brands Group, Inc.	2,301	104,649
Hilton Worldwide Holdings, Inc.*	4,144	104,595
Chico’s FAS, Inc.	6,915	104,278
Best Buy Company, Inc.	3,053	104,229
Choice Hotels International, Inc.	1,944	104,004
Royal Caribbean Cruises Ltd.	1,530	103,994
Big Lots, Inc.	2,278	103,991
Dollar General Corp.*	1,659	103,970
Bed Bath & Beyond, Inc.*	1,536	103,434
GameStop Corp. — Class A1	2,414	103,223
Ulta Salon Cosmetics & Fragrance, Inc.*	854	103,172
BorgWarner, Inc.	1,804	102,864
Carter’s, Inc.	1,314	102,663
Darden Restaurants, Inc.	1,981	102,576
Family Dollar Stores, Inc.	1,307	102,325
Staples, Inc.	8,068	102,302
Toll Brothers, Inc.*	3,199	102,208
Polaris Industries, Inc.	677	102,132
DreamWorks Animation SKG, Inc. — Class A*	4,569	101,797
Bally Technologies, Inc.*	1,264	101,626
Lear Corp.	1,098	101,565
Thor Industries, Inc.	1,920	101,549
Foot Locker, Inc.	1,813	101,546
Ralph Lauren Corp. — Class A	615	101,377
TRW Automotive Holdings Corp.*	999	101,249
Mattel, Inc.	3,256	101,164
Hanesbrands, Inc.	955	100,858
Wendy’s Co.	12,562	100,747
Tiffany & Co.	1,042	100,157
DSW, Inc. — Class A	3,372	99,980
Taylor Morrison Home Corp. — Class A*	5,794	99,889
Macy’s, Inc.	1,727	99,855
Tesla Motors, Inc.*	412	99,580
Newell Rubbermaid, Inc.	2,973	99,090
SeaWorld Entertainment, Inc.	5,150	99,086
Kate Spade & Co.*	3,647	98,943
Williams-Sonoma, Inc.	1,521	98,911
International Game Technology	6,032	98,864
Hyatt Hotels Corp. — Class A*	1,666	98,660
Under Armour, Inc. — Class A*	1,503	98,567
Chipotle Mexican Grill, Inc. — Class A*	154	98,252
Wyndham Worldwide Corp.	1,255	97,476
Dillard’s, Inc. — Class A	914	96,665
Coach, Inc.	2,801	96,298
PVH Corp.	831	95,025
Ascena Retail Group, Inc.*	7,594	94,545
Starwood Hotels & Resorts Worldwide, Inc.	1,233	94,522
Visteon Corp.*	996	93,524
Tempur Sealy International, Inc.*	1,773	93,331
Tupperware Brands Corp.	1,445	92,119
The Gap, Inc.	2,404	91,088
Abercrombie & Fitch Co. — Class A	2,714	90,865
Deckers Outdoor Corp.*	1,034	90,434
Kohl’s Corp.	1,654	89,680
Cabela’s, Inc.*	1,751	84,083
Urban Outfitters, Inc.*	2,706	82,154
Gaming and Leisure Properties, Inc.	2,588	80,875
JC Penney Company, Inc.*,1	10,017	76,229
Total Consumer, Cyclical		15,584,163

FINANCIAL - 10.4%
Air Lease Corp. — Class A	4,225	154,593
Iron Mountain, Inc.	3,978	143,486
CBS Outdoor Americas, Inc.	3,415	103,919
Equity LifeStyle Properties, Inc.	1,939	95,205
Weingarten Realty Investors	2,597	94,141
Kilroy Realty Corp.	1,384	93,752
CoreLogic, Inc.*	2,985	93,639
Kimco Realty Corp.	3,747	93,488
Extra Space Storage, Inc.	1,603	93,230
SL Green Realty Corp.	801	92,676
Health Care REIT, Inc.	1,298	92,301
Regency Centers Corp.	1,519	92,203
Camden Property Trust	1,197	91,774
Federal Realty Investment Trust	694	91,469
Apartment Investment & Management Co. — Class A	2,553	91,372
Realty Income Corp.	1,985	91,369
Macerich Co.	1,294	91,227
Omega Healthcare Investors, Inc.	2,389	91,164
Alexandria Real Estate Equities, Inc.	1,098	91,134
Erie Indemnity Co. — Class A	1,073	91,066
Essex Property Trust, Inc.	451	90,994
Boston Properties, Inc.	716	90,753

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Digital Realty Trust, Inc.	1,315	$90,722
Navient Corp.	4,583	90,651
Ventas, Inc.	1,322	90,570
Home Properties, Inc.	1,407	90,484
Prologis, Inc.	2,171	90,422
Duke Realty Corp.	4,767	90,382
UDR, Inc.	2,988	90,327
DDR Corp.	4,969	90,138
General Growth Properties, Inc.	3,477	90,089
HCP, Inc.	2,047	90,007
Hospitality Properties Trust	3,038	89,955
National Retail Properties, Inc.	2,357	89,849
SLM Corp.	9,407	89,837
AvalonBay Communities, Inc.	576	89,764
StanCorp Financial Group, Inc.	1,290	89,733
Healthcare Trust of America, Inc. — Class A	6,976	89,572
CBOE Holdings, Inc.	1,519	89,530
Tanger Factory Outlet Centers, Inc.	2,497	89,318
Mercury General Corp.	1,680	89,241
Host Hotels & Resorts, Inc.	3,828	89,231
Vornado Realty Trust	815	89,226
Post Properties, Inc.	1,594	89,168
Synchrony Financial*	3,299	89,139
Markel Corp.*	129	89,125
American Campus Communities, Inc.	2,261	88,789
Douglas Emmett, Inc.	3,155	88,750
Piedmont Office Realty Trust, Inc. — Class A	4,556	88,614
Hanover Insurance Group, Inc.	1,322	88,495
Brandywine Realty Trust	5,734	88,476
Brixmor Property Group, Inc.	3,631	88,451
East West Bancorp, Inc.	2,405	88,407
Retail Properties of America, Inc. — Class A	5,632	88,366
Rayonier, Inc.	2,630	88,026
Spirit Realty Capital, Inc.	7,393	87,977
Signature Bank*	726	87,940
Jones Lang LaSalle, Inc.	650	87,887
CBL & Associates Properties, Inc.	4,592	87,845
Mid-America Apartment Communities, Inc.	1,241	87,689
WR Berkley Corp.	1,701	87,670
Senior Housing Properties Trust	3,875	87,536
CBRE Group, Inc. — Class A*	2,735	87,520
HCC Insurance Holdings, Inc.	1,675	87,418
Cincinnati Financial Corp.	1,730	87,312
BioMed Realty Trust, Inc.	4,011	87,119
Popular, Inc.*	2,730	87,033
Legg Mason, Inc.	1,669	86,787
Associated Banc-Corp.	4,613	86,724
Hartford Financial Services Group, Inc.	2,191	86,720
Everest Re Group Ltd.	508	86,690
Realogy Holdings Corp.*	2,113	86,654
Intercontinental Exchange, Inc.	416	86,649
Arthur J Gallagher & Co.	1,816	86,623
Federated Investors, Inc. — Class B	2,770	86,618
NorthStar Realty Finance Corp.	4,658	86,545
FNF Group	2,896	86,417
CIT Group, Inc.	1,764	86,313
Corrections Corporation of America	2,346	86,286
Alleghany Corp.*	194	86,190
Forest City Enterprises, Inc. — Class A*	4,125	86,171
MFA Financial, Inc.	10,274	86,097
Weyerhaeuser Co.	2,542	86,072
Synovus Financial Corp.	3,393	86,046
First Republic Bank	1,688	85,970
Columbia Property Trust, Inc.	3,406	85,933
WP Carey, Inc.	1,268	85,869
Fulton Financial Corp.	7,225	85,833
Corporate Office Properties Trust	3,134	85,684
Taubman Centers, Inc.	1,126	85,632
Equity Commonwealth*	3,202	85,525
Assurant, Inc.	1,253	85,480
PartnerRe Ltd.	738	85,379
ProAssurance Corp.	1,824	85,327
Genworth Financial, Inc. — Class A*	6,096	85,283
Plum Creek Timber Company, Inc.	2,079	85,260
Nationstar Mortgage Holdings, Inc.*,1	2,427	85,236
Cullen/Frost Bankers, Inc.	1,053	85,093
Endurance Specialty Holdings Ltd.	1,468	85,071
TFS Financial Corp.	5,691	85,024
MBIA, Inc.*	8,710	85,009
Progressive Corp.	3,212	84,829
Santander Consumer USA Holdings, Inc. ADR	4,581	84,749
T. Rowe Price Group, Inc.	1,032	84,716
Loews Corp.	1,943	84,715
Reinsurance Group of America, Inc. — Class A	1,004	84,587
RenaissanceRe Holdings Ltd.	818	84,524
Arch Capital Group Ltd.*	1,500	84,480
Washington Prime Group, Inc.	4,787	84,395
City National Corp.	1,072	84,377
Allied World Assurance Company Holdings AG	2,220	84,360
Interactive Brokers Group, Inc. — Class A	3,267	84,354
First Horizon National Corp.	6,548	84,207
American Homes 4 Rent — Class A	4,796	84,074
Raymond James Financial, Inc.	1,497	84,026
CNA Financial Corp.	2,147	83,905
Liberty Property Trust	2,413	83,900
NASDAQ OMX Group, Inc.	1,936	83,751
Validus Holdings Ltd.	2,103	83,657
Old Republic International Corp.	5,662	83,628
American Financial Group, Inc.	1,397	83,583
American Capital Agency Corp.	3,675	83,570
Assured Guaranty Ltd.	3,620	83,550
PacWest Bancorp	1,958	83,528
Ameriprise Financial, Inc.	662	83,525
Aspen Insurance Holdings Ltd.	1,913	83,464
BOK Financial Corp.	1,212	83,095

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Bank of Hawaii Corp.	1,418	$83,024
Invesco Ltd.	2,050	82,964
Lincoln National Corp.	1,515	82,961
SunTrust Banks, Inc.	2,116	82,819
XL Group plc — Class A	2,440	82,667
American National Insurance Co.	724	82,594
Voya Financial, Inc.	2,096	82,268
TD Ameritrade Holding Corp.	2,437	82,224
Huntington Bancshares, Inc.	8,292	82,174
SVB Financial Group*	733	82,089
Annaly Capital Management, Inc.	7,191	82,049
White Mountains Insurance Group Ltd.	131	81,865
Torchmark Corp.	1,545	81,823
Axis Capital Holdings Ltd.	1,699	81,790
Protective Life Corp.	1,172	81,665
Commerce Bancshares, Inc.	1,804	81,649
People’s United Financial, Inc.	5,574	81,492
Zions Bancorporation	2,808	81,348
Two Harbors Investment Corp.	8,028	81,324
New York Community Bancorp, Inc.	5,088	81,154
Affiliated Managers Group, Inc.*	406	81,115
Aon plc	942	81,012
Howard Hughes Corp.*	547	80,617
Starwood Property Trust, Inc.	3,571	80,562
Crown Castle International Corp.	1,029	80,385
Brown & Brown, Inc.	2,522	80,351
Principal Financial Group, Inc.	1,533	80,283
Regions Financial Corp.	8,075	80,185
M&T Bank Corp.	655	80,028
Fifth Third Bancorp	4,002	80,000
KeyCorp	6,058	79,966
TCF Financial Corp.	5,166	79,815
E*TRADE Financial Corp.*	3,579	79,812
Chimera Investment Corp.	25,554	79,728
Eaton Vance Corp.	2,164	79,700
NorthStar Asset Management Group Incorporated	4,397	79,674
Hudson City Bancorp, Inc.	8,256	79,670
Ally Financial, Inc.*	3,504	79,541
Northern Trust Corp.	1,192	79,030
Unum Group	2,348	78,564
BankUnited, Inc.	2,618	78,278
Lazard Ltd. — Class A	1,583	77,899
FNFV Group*	5,774	77,603
Comerica, Inc.	1,617	77,196
Artisan Partners Asset Management, Inc. — Class A	1,566	75,920
Waddell & Reed Financial, Inc. — Class A	1,548	73,902
Ocwen Financial Corp.*	3,065	72,211
First Niagara Financial Group, Inc.	9,592	71,844
LPL Financial Holdings, Inc.	1,725	71,398
American Realty Capital Properties, Inc.	6,698	59,411
Total Financial		15,244,157

UTILITIES - 9.9%
Wisconsin Energy Corp.	8,209	407,660
TECO Energy, Inc.	20,520	402,398
Vectren Corp.	8,914	400,684
Consolidated Edison, Inc.	6,272	397,395
Atmos Energy Corp.	7,451	394,903
Alliant Energy Corp.	6,378	394,862
Integrys Energy Group, Inc.	5,426	394,362
UGI Corp.	10,446	393,710
Aqua America, Inc.	15,027	393,707
Pinnacle West Capital Corp.	6,401	393,469
Edison International	6,284	393,253
ITC Holdings Corp.	9,922	393,010
Ameren Corp.	9,274	392,661
Northeast Utilities	7,955	392,579
SCANA Corp.	7,143	392,079
Great Plains Energy, Inc.	14,551	391,858
Westar Energy, Inc.	10,314	389,972
American Water Works Company, Inc.	7,299	389,548
Entergy Corp.	4,633	389,265
CMS Energy Corp.	11,911	389,132
FirstEnergy Corp.	10,394	388,112
Xcel Energy, Inc.	11,558	386,846
Public Service Enterprise Group, Inc.	9,364	386,827
DTE Energy Co.	4,670	383,687
NiSource, Inc.	9,111	383,209
Questar Corp.	15,826	381,565
PPL Corp.	10,729	375,408
Sempra Energy	3,410	375,100
Hawaiian Electric Industries, Inc.1	13,218	372,219
AGL Resources, Inc.	6,879	370,847
Calpine Corp.*	16,128	368,041
CenterPoint Energy, Inc.	14,708	361,081
MDU Resources Group, Inc.	12,758	359,520
Pepco Holdings, Inc.	13,054	356,896
OGE Energy Corp.	9,561	356,530
NRG Energy, Inc.	11,828	354,603
AES Corp.	24,883	350,104
National Fuel Gas Co.	5,023	347,742
Total Utilities		14,544,844

ENERGY - 9.8%
Athlon Energy, Inc.*	5,702	332,426
Energen Corp.	4,880	330,376
Tesoro Corp.	4,376	312,490
Oceaneering International, Inc.	4,091	287,475
PBF Energy, Inc. — Class A	10,818	282,025
CVR Energy, Inc.1	5,775	280,549
Diamond Offshore Drilling, Inc.1	7,198	271,436
Equities Corp.	2,856	268,578
FMC Technologies, Inc.*	4,781	267,928
HollyFrontier Corp.	5,841	265,065
Memorial Resource Development Corp.*	9,779	264,912
Range Resources Corp.	3,858	263,887

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

CONSOL Energy, Inc.	7,110	$261,648
Dril-Quip, Inc.*	2,880	259,056
Dresser-Rand Group, Inc.*	3,156	257,845
Cabot Oil & Gas Corp. — Class A	8,264	257,010
Rice Energy, Inc.*	9,713	256,715
Ultra Petroleum Corp.*,1	11,230	256,044
NOW, Inc.*,1	8,467	254,518
Rowan Companies plc — Class A	10,299	249,957
Oil States International, Inc.*	4,183	249,892
Antero Resources Corp.*	4,765	249,877
SolarCity Corp.*,1	4,193	248,142
Chesapeake Energy Corp.	11,130	246,863
Murphy Oil Corp.	4,623	246,822
Targa Resources Corp.	1,918	246,712
Kosmos Energy Ltd.*	26,344	245,790
Atwood Oceanics, Inc.	6,023	244,835
Cheniere Energy, Inc.*	3,260	244,500
Gulfport Energy Corp.*	4,835	242,620
Southwestern Energy Co.*	7,381	239,956
Frank’s International N.V.	13,714	236,292
Cimarex Energy Co.	2,056	233,706
ONEOK, Inc.	3,958	233,285
Helmerich & Payne, Inc.	2,659	230,854
Laredo Petroleum, Inc.*	12,161	230,573
Cameron International Corp.*	3,846	229,029
SandRidge Energy, Inc.*,1	58,633	228,669
Concho Resources, Inc.*	2,056	224,166
Newfield Exploration Co.*	6,861	223,737
EP Energy Corp. — Class A*	15,298	223,351
Seadrill Ltd.1	9,632	221,536
Peabody Energy Corp.	21,135	220,438
Continental Resources, Inc.*	3,886	219,054
Cobalt International Energy, Inc.*	18,633	218,192
MRC Global, Inc.*	10,289	216,378
Noble Energy, Inc.	3,753	216,285
Unit Corp.*	4,424	214,210
Denbury Resources, Inc.	17,077	211,755
QEP Resources, Inc.	8,395	210,463
WPX Energy, Inc.*	10,906	208,523
Whiting Petroleum Corp.*	3,373	206,563
RPC, Inc.	12,340	202,376
Nabors Industries Ltd.	11,263	201,045
Superior Energy Services, Inc.	7,886	198,333
Oasis Petroleum, Inc.*	6,226	186,531
SM Energy Co.	3,298	185,677
Patterson-UTI Energy, Inc.	7,939	182,835
Seventy Seven Energy, Inc.*	11,167	145,953
Murphy USA, Inc.*	1,905	109,157
Total Energy		14,254,915

TECHNOLOGY - 8.4%
Cerner Corp.*	3,661	231,888
First Solar, Inc.*	3,865	227,649
Veeva Systems, Inc. — Class A*	7,477	222,665
Allscripts Healthcare Solutions, Inc.*	15,979	219,232
athenahealth, Inc.*	1,674	205,065
NetSuite, Inc.*	1,850	201,022
Rackspace Hosting, Inc.*	5,006	192,030
ServiceNow, Inc.*	2,742	186,264
Tableau Software, Inc. — Class A*	2,255	186,240
Workday, Inc. — Class A*	1,949	186,091
Electronic Arts, Inc.*	4,469	183,095
DST Systems, Inc.	1,887	181,812
SolarWinds, Inc.*	3,803	180,833
Informatica Corp.*	5,053	180,190
IPG Photonics Corp.*	2,392	175,597
Computer Sciences Corp.	2,826	170,690
Leidos Holdings, Inc.	4,659	170,380
VeriFone Systems, Inc.*	4,570	170,278
Autodesk, Inc.*	2,940	169,167
NVIDIA Corp.	8,647	168,962
Red Hat, Inc.*	2,867	168,924
Cadence Design Systems, Inc.*	9,344	167,725
PTC, Inc.*	4,381	167,135
Rovi Corp.*	7,999	167,019
Lam Research Corp.	2,143	166,853
ANSYS, Inc.*	2,121	166,626
CA, Inc.	5,731	166,543
Xilinx, Inc.	3,740	166,355
Broadcom Corp. — Class A	3,968	166,180
Intuit, Inc.	1,885	165,899
Amdocs Ltd.	3,461	164,536
Applied Materials, Inc.	7,439	164,328
Synopsys, Inc.*	4,004	164,084
Western Digital Corp.	1,663	163,590
Riverbed Technology, Inc.*	8,599	163,295
Nuance Communications, Inc.*	10,570	163,095
NetApp, Inc.	3,794	162,383
Akamai Technologies, Inc.*	2,691	162,267
Teradata Corp.*	3,833	162,213
Skyworks Solutions, Inc.	2,783	162,082
Concur Technologies, Inc.*	1,263	162,068
SunEdison, Inc.*	8,242	160,801
Brocade Communications Systems, Inc.	14,929	160,188
Analog Devices, Inc.	3,223	159,926
Stratasys Ltd.*	1,328	159,838
Avago Technologies Ltd.	1,851	159,649
KLA-Tencor Corp.	2,012	159,250
Diebold, Inc.	4,478	158,656
Marvell Technology Group Ltd.	11,664	156,764
Freescale Semiconductor Ltd.*	7,868	156,495
SanDisk Corp.	1,652	155,519
Linear Technology Corp.	3,621	155,124
Maxim Integrated Products, Inc.	5,272	154,680
Altera Corp.	4,489	154,287
Activision Blizzard, Inc.	7,616	151,939
Teradyne, Inc.	8,202	150,917

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

Paychex, Inc.	3,211	$150,725
Solera Holdings, Inc.	2,837	147,382
IMS Health Holdings, Inc.*	6,061	146,979
Atmel Corp.*	19,769	146,686
Citrix Systems, Inc.*	2,283	146,637
IHS, Inc. — Class A*	1,118	146,492
Microchip Technology, Inc.	3,381	145,755
ON Semiconductor Corp.*	17,155	142,215
Lexmark International, Inc. — Class A	3,277	141,435
Xerox Corp.	10,573	140,409
Pitney Bowes, Inc.	5,526	136,713
NCR Corp.*	4,823	133,452
3D Systems Corp.*,1	3,347	126,517
Advanced Micro Devices, Inc.*,1	44,088	123,446
Cree, Inc.*	3,892	122,520
Fiserv, Inc.*	1,269	88,170
Jack Henry & Associates, Inc.	1,465	87,636
Dun & Bradstreet Corp.	704	86,458
Broadridge Financial Solutions, Inc.	1,967	86,410
Fidelity National Information Services, Inc.	1,437	83,906
MSCI, Inc. — Class A	1,737	81,048
Total Technology		12,237,374

COMMUNICATIONS - 6.3%
Telephone & Data Systems, Inc.	14,500	371,779
Level 3 Communications, Inc.*	7,921	371,575
tw telecom, Inc. — Class A*	8,648	369,961
United States Cellular Corp.*	9,913	361,031
Frontier Communications Corp.	54,631	357,287
Windstream Holdings, Inc.	31,835	333,631
Splunk, Inc.*	2,961	195,663
TIBCO Software, Inc.*	8,257	192,966
LinkedIn Corp. — Class A*	778	178,131
Groupon, Inc. — Class A*	24,323	177,802
Palo Alto Networks, Inc.*	1,661	175,567
VeriSign, Inc.*	2,895	173,005
FireEye, Inc.*,1	5,048	171,582
JDS Uniphase Corp.*	12,445	167,510
Symantec Corp.	6,743	167,361
Fortinet, Inc.*	6,393	166,538
Motorola Solutions, Inc.	2,573	165,959
IAC/InterActiveCorp	2,447	165,637
Harris Corp.	2,379	165,578
ARRIS Group, Inc.*	5,498	165,050
F5 Networks, Inc.*	1,337	164,424
CDW Corp.	5,275	162,681
Equinix, Inc.	777	162,315
AOL, Inc.*	3,726	162,193
Arista Networks, Inc.*,1	1,898	154,213
EchoStar Corp. — Class A*	3,257	152,200
Juniper Networks, Inc.	7,222	152,168
CommScope Holding Company, Inc.*	6,583	141,798
Zynga, Inc. — Class A*	54,160	138,108
Yelp, Inc. — Class A*	2,274	136,440
Twitter, Inc.*	3,110	128,972
Liberty Ventures*	3,286	115,339
Clear Channel Outdoor Holdings, Inc. — Class A	15,070	109,409
Interpublic Group of Companies, Inc.	5,598	108,545
Lamar Advertising Co. — Class A	2,082	107,535
HomeAway, Inc.*	3,072	107,213
Gannett Company, Inc.	3,388	106,722
Cablevision Systems Corp. — Class A	5,694	106,022
Omnicom Group, Inc.	1,472	105,778
AMC Networks, Inc. — Class A*	1,741	105,592
Charter Communications, Inc. — Class A*	658	104,221
Liberty Media Corp. — Class A*	2,170	104,203
Liberty Media Corp. — Class C*	2,174	104,200
John Wiley & Sons, Inc. — Class A	1,767	103,175
Expedia, Inc.	1,199	101,879
DISH Network Corp. — Class A*	1,599	101,776
Scripps Networks Interactive, Inc. — Class A	1,304	100,721
Starz — Class A*	3,257	100,641
Sirius XM Holdings, Inc.*	29,186	100,108
TripAdvisor, Inc.*	1,115	98,856
Nielsen N.V.	2,314	98,322
Discovery Communications, Inc. — Class C*	2,700	94,473
Discovery Communications, Inc. — Class A*	2,667	94,278
News Corp. — Class A*	6,078	94,087
Liberty Interactive Corp. — Class A*	3,593	93,921
zulily, Inc. — Class A*,1	2,560	93,133
Netflix, Inc.*	229	89,944
FactSet Research Systems, Inc.	671	88,196
Pandora Media, Inc.*	4,141	79,838
Zillow, Inc. — Class A*	676	73,501
Total Communications		9,140,753

BASIC MATERIALS - 6.1%
Domtar Corp.	6,591	270,692
MeadWestvaco Corp.	5,856	258,660
Carpenter Technology Corp.	5,155	258,008
Alcoa, Inc.	15,360	257,434
International Paper Co.	5,016	253,910
Sherwin-Williams Co.	1,099	252,287
International Flavors & Fragrances, Inc.	2,511	248,965
Valspar Corp.	3,003	246,726
WR Grace & Co.*	2,602	246,149
Ashland, Inc.	2,267	244,995
Platform Specialty Products Corp.*	9,413	244,738
Compass Minerals International, Inc.	2,823	241,875
Sigma-Aldrich Corp.	1,771	240,697
Airgas, Inc.	2,152	240,034
NewMarket Corp.	614	238,238
Steel Dynamics, Inc.	10,347	238,084
FMC Corp.	4,124	236,511
Eastman Chemical Co.	2,921	235,958
Cliffs Natural Resources, Inc.1	20,983	235,639
Veritiv Corp.*	5,223	235,610

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

	Shares	Value

RPM International, Inc.	5,193	$235,243
Nucor Corp.	4,345	234,891
Rockwood Holdings, Inc.	3,054	234,883
Cytec Industries, Inc.	5,030	234,549
Mosaic Co.	5,284	234,134
Celanese Corp. — Class A	3,961	232,630
Reliance Steel & Aluminum Co.	3,442	232,266
Albemarle Corp.	3,961	231,243
CF Industries Holdings, Inc.	887	230,620
United States Steel Corp.	5,748	230,150
Rayonier Advanced Materials, Inc.1	7,871	224,560
Huntsman Corp.	9,003	219,673
Cabot Corp.	4,631	215,017
Royal Gold, Inc.	3,632	207,569
Allegheny Technologies, Inc.	6,177	202,914
Tahoe Resources, Inc.*	11,549	200,491
Newmont Mining Corp.	10,042	188,388
Westlake Chemical Corp.	2,664	187,945
Total Basic Materials		8,902,376

DIVERSIFIED - 0.1%
Liberty TripAdvisor Holdings, Inc. — Class A*	3,023	95,467
Leucadia National Corp.	3,353	79,734
Total Diversified		175,201

Total Common Stocks
(Cost $123,373,986)		145,603,919

SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash Reserve Fund	468,760	468,760
Total Short Term Investments
(Cost $468,760)		468,760

	Face Amount

SECURITIES LENDING COLLATERAL††, 2 - 3.3%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$3,049,128	3,049,128
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	1,394,669	1,394,669
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	399,750	399,750
Total Securities Lending Collateral
(Cost $4,843,547)		4,843,547

Total Investments - 103.3%
(Cost $128,686,293)		$150,916,226
Other Assets & Liabilities, net - (3.3)%		(4,791,244)
Total Net Assets - 100.0%		$146,124,982

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.7%

CONSUMER, NON-CYCLICAL - 23.9%
Herbalife Ltd.1	4,637	$243,257
Keurig Green Mountain, Inc.	1,573	238,703
Monster Beverage Corp.*	2,257	227,686
Reynolds American, Inc.	3,492	219,681
Dr Pepper Snapple Group, Inc.	3,152	218,276
Hormel Foods Corp.	4,047	218,174
Kroger Co.	3,905	217,548
Hain Celestial Group, Inc.*	2,003	216,824
Altria Group, Inc.	4,481	216,612
Pinnacle Foods, Inc.	6,393	216,083
McCormick & Company, Inc.	3,051	215,767
Tyson Foods, Inc. — Class A	5,343	215,590
Kimberly-Clark Corp.	1,884	215,285
Philip Morris International, Inc.	2,418	215,226
Bunge Ltd.	2,422	214,710
JM Smucker Co.	2,052	213,408
Constellation Brands, Inc. — Class A*	2,329	213,197
WhiteWave Foods Co. — Class A*	5,717	212,844
Clorox Co.	2,130	211,935
ConAgra Foods, Inc.	6,156	211,459
Whole Foods Market, Inc.	5,368	211,123
Campbell Soup Co.	4,767	210,558
Mead Johnson Nutrition Co. — Class A	2,112	209,743
PepsiCo, Inc.	2,180	209,651
General Mills, Inc.	4,032	209,503
Kellogg Co.	3,270	209,149
Flowers Foods, Inc.	11,000	209,000
Church & Dwight Company, Inc.	2,885	208,903
Procter & Gamble Co.	2,393	208,836
Hershey Co.	2,171	208,221
Sysco Corp.	5,392	207,808
Lorillard, Inc.	3,376	207,624
Brown-Forman Corp. — Class B	2,235	207,117
Ingredion, Inc.	2,667	206,026
Colgate-Palmolive Co.	3,078	205,857
Safeway, Inc.	5,903	205,779
Mondelez International, Inc. — Class A	5,820	205,213
Spectrum Brands Holdings, Inc.	2,251	203,918
Kraft Foods Group, Inc.	3,598	202,747
Coca-Cola Co.	4,833	202,406
Molson Coors Brewing Co. — Class B	2,698	200,677
Sprouts Farmers Market, Inc.*	6,803	198,035
Coca-Cola Enterprises, Inc.	4,482	194,295
Pilgrim’s Pride Corp.*	6,708	190,574
Archer-Daniels-Midland Co.	4,006	188,282
Incyte Corp.*	2,078	139,351
CareFusion Corp.*	2,214	127,016
IDEXX Laboratories, Inc.*	865	122,545
Alnylam Pharmaceuticals, Inc.*	1,307	121,211
Alkermes plc*	2,357	119,145
Edwards Lifesciences Corp.*	979	118,380
Alexion Pharmaceuticals, Inc.*	616	117,878
Illumina, Inc.*	612	117,859
Mylan, Inc.*	2,191	117,328
BioMarin Pharmaceutical, Inc.*	1,421	117,233
Celgene Corp.*	1,089	116,621
Amgen, Inc.	716	116,121
MEDNAX, Inc.*	1,856	115,870
VCA, Inc.*	2,539	115,702
CR Bard, Inc.	701	114,943
Becton Dickinson and Co.	888	114,285
Bristol-Myers Squibb Co.	1,956	113,820
Centene Corp.*	1,228	113,799
DENTSPLY International, Inc.	2,229	113,166
Pharmacyclics, Inc.*	864	112,899
Bruker Corp.*	5,446	112,896
Boston Scientific Corp.*	8,449	112,203
Catamaran Corp.*	2,344	111,739
AmerisourceBergen Corp. — Class A	1,307	111,631
Zimmer Holdings, Inc.	998	111,018
UnitedHealth Group, Inc.	1,168	110,972
Cubist Pharmaceuticals, Inc.*	1,535	110,965
AbbVie, Inc.	1,743	110,611
Regeneron Pharmaceuticals, Inc.*	280	110,242
Medivation, Inc.*	1,039	109,822
Cigna Corp.	1,099	109,427
Medtronic, Inc.	1,604	109,329
Hologic, Inc.*	4,171	109,238
Intuitive Surgical, Inc.*	220	109,076
Allergan, Inc.	572	108,714
Perrigo Company plc	672	108,494
Stryker Corp.	1,239	108,450
Omnicare, Inc.	1,627	108,342
Teleflex, Inc.	947	108,072
Laboratory Corporation of America Holdings*	987	107,869
Express Scripts Holding Co.*	1,403	107,778
DaVita HealthCare Partners, Inc.*	1,370	106,956
Jazz Pharmaceuticals plc*	633	106,876
Humana, Inc.	767	106,498
Intercept Pharmaceuticals, Inc.*	411	106,198
McKesson Corp.	522	106,180
Gilead Sciences, Inc.*,2	948	106,176
Charles River Laboratories International, Inc.*	1,680	106,109
Hill-Rom Holdings, Inc.	2,385	106,085
Quintiles Transnational Holdings, Inc.*	1,809	105,899
ResMed, Inc.1	2,025	105,746
St. Jude Medical, Inc.	1,647	105,688
Patterson Companies, Inc.	2,451	105,663
Covidien plc	1,141	105,474
WellPoint, Inc.	832	105,406
Cooper Companies, Inc.	643	105,388
Premier, Inc. — Class A*	3,154	105,281
Quest Diagnostics, Inc.	1,656	105,090
Mallinckrodt plc*	1,140	105,085

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Abbott Laboratories	2,406	$104,878
Varian Medical Systems, Inc.*	1,246	104,814
Myriad Genetics, Inc.*,1	2,654	104,806
Henry Schein, Inc.*	872	104,666
Health Net, Inc.*	2,195	104,284
Cardinal Health, Inc.	1,325	103,986
Hospira, Inc.*	1,935	103,910
Brookdale Senior Living, Inc. — Class A*	3,078	103,759
Zoetis, Inc.	2,787	103,565
Sirona Dental Systems, Inc.*	1,313	103,136
Vertex Pharmaceuticals, Inc.*	913	102,840
Envision Healthcare Holdings, Inc.*	2,924	102,194
Aetna, Inc.	1,235	101,900
Eli Lilly & Co.	1,536	101,883
QIAGEN N.V.*	4,341	101,840
Pfizer, Inc.	3,372	100,991
Actavis plc*	416	100,980
Alere, Inc.*	2,526	100,964
Johnson & Johnson	936	100,882
Align Technology, Inc.*	1,908	100,399
Baxter International, Inc.	1,422	99,739
LifePoint Hospitals, Inc.*	1,418	99,260
HCA Holdings, Inc.*	1,415	99,121
Endo International plc*	1,477	98,841
Techne Corp.	1,085	98,789
Community Health Systems, Inc.*	1,793	98,561
United Therapeutics Corp.*	752	98,489
Bio-Rad Laboratories, Inc. — Class A*	871	98,266
Biogen Idec, Inc.*	306	98,250
Merck & Company, Inc.	1,691	97,977
Covance, Inc.*	1,218	97,318
Universal Health Services, Inc. — Class B	911	94,480
Gartner, Inc.*	1,159	93,544
Tenet Healthcare Corp.*	1,636	91,698
Seattle Genetics, Inc.*	2,465	90,392
Salix Pharmaceuticals Ltd.*	613	88,180
Booz Allen Hamilton Holding Corp.	3,120	82,212
Robert Half International, Inc.	1,484	81,293
Cintas Corp.	1,098	80,417
Rollins, Inc.	2,501	79,707
Towers Watson & Co. — Class A	722	79,629
RR Donnelley & Sons Co.	4,433	77,356
Genpact Ltd.*	4,337	76,114
CoStar Group, Inc.*	467	75,229
Verisk Analytics, Inc. — Class A*	1,186	73,947
Avery Dennison Corp.	1,568	73,461
ADT Corp.	2,049	73,436
Automatic Data Processing, Inc.	881	72,047
United Rentals, Inc.*	651	71,649
Quanta Services, Inc.*	2,010	68,501
Manpowergroup, Inc.	1,013	67,618
DeVry Education Group, Inc.	1,314	63,610
Graham Holdings Co. — Class B	81	63,472
Apollo Education Group, Inc. — Class A*	2,204	63,167
Live Nation Entertainment, Inc.*	2,331	60,606
KAR Auction Services, Inc.	1,940	58,898
Aramark	2,077	57,969
H&R Block, Inc.	1,782	57,576
Service Corporation International	2,608	57,037
Estee Lauder Companies, Inc. — Class A	748	56,235
Aaron’s, Inc.	2,220	54,967
ServiceMaster Global Holdings, Inc.*	2,265	54,315
Coty, Inc. — Class A*	3,245	53,867
Avis Budget Group, Inc.*	938	52,294
Global Payments, Inc.	635	51,118
Alliance Data Systems Corp.*	179	50,720
MasterCard, Inc. — Class A	586	49,078
Total System Services, Inc.	1,423	48,083
McGraw Hill Financial, Inc.	524	47,412
FleetCor Technologies, Inc.*	313	47,125
Moody’s Corp.	474	47,035
SEI Investments Co.	1,213	46,895
Hertz Global Holdings, Inc.*	2,095	45,922
Western Union Co.	2,707	45,911
Equifax, Inc.	592	44,838
Morningstar, Inc.	653	44,567
Avon Products, Inc.	4,285	44,564
Vantiv, Inc. — Class A*	1,425	44,061
CDK Global, Inc.*	293	9,845
Vectrus, Inc.*	228	5,572
Total Consumer, Non-cyclical		22,230,125

INDUSTRIAL - 13.3%
Energizer Holdings, Inc.	1,648	202,127
Acuity Brands, Inc.	1,090	151,979
Packaging Corporation of America	2,076	149,639
Lennox International, Inc.	1,674	148,852
Ingersoll-Rand plc	2,305	144,339
Hexcel Corp.*	3,356	140,583
Crown Holdings, Inc.*	2,899	138,948
Rock-Tenn Co. — Class A	2,689	137,542
Sonoco Products Co.	3,358	137,241
Silgan Holdings, Inc.	2,785	136,911
Sealed Air Corp.	3,720	134,850
AptarGroup, Inc.	2,161	134,501
Valmont Industries, Inc.1	985	134,128
Ball Corp.	2,064	132,984
Bemis Company, Inc.	3,456	132,952
Vulcan Materials Co.	2,137	131,875
Timken Co.	3,054	131,292
Greif, Inc. — Class A	2,976	131,123
Owens Corning	4,028	129,138
Owens-Illinois, Inc.*	4,879	125,732
USG Corp.*	4,666	125,329
Masco Corp.	5,625	124,144
Precision Castparts Corp.	552	121,826
Martin Marietta Materials, Inc.	1,007	117,738

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Eagle Materials, Inc.	1,293	$113,047
Armstrong World Industries, Inc.*	2,320	112,334
TimkenSteel Corp.	2,740	111,189
SunPower Corp. — Class A*,1	3,428	109,148
Golar LNG Ltd.	1,798	100,886
PerkinElmer, Inc.	2,319	100,690
Thermo Fisher Scientific, Inc.	829	97,466
AVX Corp.	6,484	93,630
Avnet, Inc.	2,039	88,187
SBA Communications Corp. — Class A*	777	87,280
Jabil Circuit, Inc.	4,158	87,110
Arrow Electronics, Inc.*	1,497	85,119
Textron, Inc.	2,049	85,095
Amphenol Corp. — Class A	1,680	84,974
AECOM Technology Corp.*	2,593	84,402
Parker-Hannifin Corp.	650	82,570
Tech Data Corp.*	1,368	81,697
CSX Corp.	2,285	81,415
General Dynamics Corp.	578	80,781
L-3 Communications Holdings, Inc.	661	80,285
Snap-on, Inc.	607	80,209
Carlisle Companies, Inc.	902	80,171
Waters Corp.*	721	79,887
Allegion plc	1,504	79,847
AO Smith Corp.	1,495	79,758
Pall Corp.	872	79,718
Vishay Intertechnology, Inc.	5,888	79,547
Union Pacific Corp.	683	79,535
J.B. Hunt Transport Services, Inc.	997	79,530
United Parcel Service, Inc. — Class B	758	79,522
Stericycle, Inc.*	631	79,506
Cummins, Inc.	543	79,376
Regal-Beloit Corp.	1,110	78,777
Rockwell Collins, Inc.	932	78,428
Graco, Inc.	998	78,342
Lockheed Martin Corp.	411	78,324
Northrop Grumman Corp.	567	78,223
Illinois Tool Works, Inc.	857	78,030
3M Co.	507	77,961
Wabtec Corp.	903	77,929
Roper Industries, Inc.	492	77,884
Triumph Group, Inc.	1,113	77,498
Danaher Corp.	961	77,264
FLIR Systems, Inc.	2,290	76,783
CH Robinson Worldwide, Inc.	1,108	76,685
Eaton Corporation plc	1,121	76,665
Expeditors International of Washington, Inc.	1,790	76,361
FedEx Corp.	456	76,334
Old Dominion Freight Line, Inc.*	1,047	76,295
GATX Corp.	1,200	76,080
Covanta Holding Corp.	3,445	76,031
Honeywell International, Inc.	790	75,935
Waste Management, Inc.	1,548	75,682
Stanley Black & Decker, Inc.	802	75,099
Landstar System, Inc.	1,013	74,972
Spirit AeroSystems Holdings, Inc. — Class A*	1,904	74,903
AMETEK, Inc.	1,435	74,836
Raytheon Co.	720	74,794
Donaldson Company, Inc.	1,797	74,719
Waste Connections, Inc.	1,497	74,700
Lincoln Electric Holdings, Inc.	1,030	74,655
IDEX Corp.	995	74,535
Teekay Corp.	1,273	74,420
Babcock & Wilcox Co.	2,601	74,389
Deere & Co.	869	74,334
Zebra Technologies Corp. — Class A*	1,007	74,266
Emerson Electric Co.	1,158	74,181
Kansas City Southern	604	74,165
United Technologies Corp.	693	74,151
National Instruments Corp.	2,340	74,131
TransDigm Group, Inc.	395	73,877
Huntington Ingalls Industries, Inc.	697	73,757
Caterpillar, Inc.	727	73,725
Middleby Corp.*	833	73,721
Nordson Corp.	961	73,565
General Electric Co.	2,844	73,404
Pentair plc	1,094	73,353
Genesee & Wyoming, Inc. — Class A*	761	73,208
Norfolk Southern Corp.	661	73,133
Exelis, Inc.	4,080	72,828
Fluor Corp.	1,096	72,709
Rockwell Automation, Inc.	647	72,690
KBR, Inc.	3,796	72,428
Xylem, Inc.	1,988	72,284
Boeing Co.	578	72,198
Dover Corp.	906	71,973
Ryder System, Inc.	812	71,838
Republic Services, Inc. — Class A	1,863	71,539
SPX Corp.	754	71,472
ITT Corp.	1,586	71,465
Foster Wheeler AG	2,302	71,431
Tyco International Ltd.	1,658	71,178
Mettler-Toledo International, Inc.*	275	71,079
AGCO Corp.	1,603	71,029
Crane Co.	1,132	70,580
Agilent Technologies, Inc.	1,271	70,261
Jacobs Engineering Group, Inc.*	1,463	69,419
Flowserve Corp.	1,021	69,418
Joy Global, Inc.	1,309	68,893
Kirby Corp.*	618	68,338
Hubbell, Inc. — Class B	601	68,159
Kennametal, Inc.	1,748	67,490
Colfax Corp.*	1,238	67,322
Chicago Bridge & Iron Company N.V.	1,231	67,262
Tidewater, Inc.	1,793	66,108
Terex Corp.	2,273	65,394

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Gentex Corp.	1,995	$65,316
Alliant Techsystems, Inc.	558	65,264
Clean Harbors, Inc.*	1,307	64,866
Con-way, Inc.	1,483	64,318
Trimble Navigation Ltd.*	2,394	64,303
B/E Aerospace, Inc.*	862	64,176
Manitowoc Company, Inc.	2,970	61,895
Leggett & Platt, Inc.	1,570	61,827
Knowles Corp.*	3,164	61,571
Garmin Ltd.	1,094	60,695
Fortune Brands Home & Security, Inc.	1,353	58,517
AMERCO	203	55,037
Trinity Industries, Inc.	1,517	54,172
GoPro, Inc. — Class A*	684	52,736
Total Industrial		12,401,666

CONSUMER, CYCLICAL - 10.5%
CVS Health Corp.	2,537	217,699
Walgreen Co.	3,345	214,816
GNC Holdings, Inc. — Class A	5,153	214,210
Rite Aid Corp.*	39,611	207,958
Scotts Miracle-Gro Co. — Class A	2,382	141,110
Fastenal Co.	2,912	128,244
World Fuel Services Corp.	3,064	126,359
Alaska Air Group, Inc.	1,662	88,467
Ingram Micro, Inc. — Class A*	3,252	87,284
Dolby Laboratories, Inc. — Class A	2,050	85,936
American Airlines Group, Inc.	2,062	85,264
PACCAR, Inc.	1,260	82,303
United Continental Holdings, Inc.*	1,543	81,486
Allison Transmission Holdings, Inc.	2,496	81,070
Sabre Corp.	4,632	79,670
Delta Air Lines, Inc.	1,977	79,535
Copa Holdings S.A. — Class A	680	79,506
Copart, Inc.*	2,322	77,647
Spirit Airlines, Inc.*	1,052	76,912
Toro Co.	1,226	75,681
Navistar International Corp.*	2,139	75,656
Sears Holdings Corp.*,1	2,154	75,218
WESCO International, Inc.*	912	75,158
Southwest Airlines Co.	2,167	74,718
HD Supply Holdings, Inc.*	2,588	74,638
Oshkosh Corp.	1,605	71,840
WW Grainger, Inc.	289	71,325
MSC Industrial Direct Company, Inc. — Class A	835	67,610
Nu Skin Enterprises, Inc. — Class A	1,279	67,570
Tractor Supply Co.	905	66,264
Six Flags Entertainment Corp.	1,633	65,810
CarMax, Inc.*	1,168	65,303
NVR, Inc.*	53	65,062
O’Reilly Automotive, Inc.*	369	64,899
NIKE, Inc. — Class B	688	63,963
Domino’s Pizza, Inc.	717	63,663
Madison Square Garden Co. — Class A*	836	63,335
AutoNation, Inc.*	1,103	63,158
Whirlpool Corp.	366	62,970
Advance Auto Parts, Inc.	426	62,605
Genuine Parts Co.	633	61,452
Regal Entertainment Group — Class A	2,763	61,200
Penske Automotive Group, Inc.	1,341	60,667
Jarden Corp.*	928	60,404
DR Horton, Inc.	2,649	60,371
AutoZone, Inc.*	109	60,334
Burger King Worldwide, Inc.1	1,845	60,295
Lennar Corp. — Class A	1,398	60,226
Dollar Tree, Inc.*	992	60,086
LKQ Corp.*	2,100	59,997
Norwegian Cruise Line Holdings Ltd.*	1,533	59,787
Michael Kors Holdings Ltd.*	760	59,729
Lowe’s Companies, Inc.	1,042	59,602
Ross Stores, Inc.	737	59,490
Marriott International, Inc. — Class A	785	59,464
Sally Beauty Holdings, Inc.*	2,019	59,177
TJX Companies, Inc.	933	59,078
CST Brands, Inc.	1,544	59,058
Harley-Davidson, Inc.	898	58,999
Home Depot, Inc.	604	58,902
Lions Gate Entertainment Corp.	1,777	58,872
L Brands, Inc.	815	58,777
Johnson Controls, Inc.	1,243	58,732
PulteGroup, Inc.	3,059	58,702
Nordstrom, Inc.	805	58,451
Costco Wholesale Corp.	438	58,416
Hasbro, Inc.	1,015	58,393
Signet Jewelers Ltd.	485	58,204
Brinker International, Inc.	1,084	58,146
Wynn Resorts Ltd.	306	58,143
Goodyear Tire & Rubber Co.	2,385	57,789
Fossil Group, Inc.*	568	57,743
Michaels Companies, Inc.*	3,155	57,673
Dick’s Sporting Goods, Inc.	1,271	57,665
WABCO Holdings, Inc.*	592	57,649
Cinemark Holdings, Inc.	1,627	57,466
Mohawk Industries, Inc.*	404	57,384
MGM Resorts International*	2,461	57,218
PetSmart, Inc.	790	57,157
Royal Caribbean Cruises Ltd.	838	56,959
Dollar General Corp.*	908	56,904
Harman International Industries, Inc.	530	56,890
Hilton Worldwide Holdings, Inc.*	2,252	56,840
Dunkin’ Brands Group, Inc.	1,249	56,805
Las Vegas Sands Corp.	912	56,781
VF Corp.	838	56,716
Best Buy Company, Inc.	1,658	56,604
Chico’s FAS, Inc.	3,753	56,595
Starbucks Corp.	747	56,443

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Choice Hotels International, Inc.	1,052	$56,282
Carter’s, Inc.	719	56,175
Big Lots, Inc.	1,230	56,150
Chipotle Mexican Grill, Inc. — Class A*	88	56,144
Panera Bread Co. — Class A*	346	55,927
Family Dollar Stores, Inc.	714	55,899
Bed Bath & Beyond, Inc.*	830	55,892
GameStop Corp. — Class A1	1,306	55,845
Darden Restaurants, Inc.	1,078	55,819
Toll Brothers, Inc.*	1,738	55,529
Staples, Inc.	4,379	55,526
Polaris Industries, Inc.	368	55,516
BorgWarner, Inc.	973	55,480
Lear Corp.	599	55,408
DreamWorks Animation SKG, Inc. — Class A*	2,486	55,388
Ulta Salon Cosmetics & Fragrance, Inc.*	458	55,331
Thor Industries, Inc.	1,046	55,323
Yum! Brands, Inc.	770	55,309
Ralph Lauren Corp. — Class A	335	55,221
Hanesbrands, Inc.	521	55,023
Wal-Mart Stores, Inc.	720	54,914
Mattel, Inc.	1,767	54,901
Foot Locker, Inc.	980	54,890
Tiffany & Co.	571	54,885
Bally Technologies, Inc.*	682	54,834
McDonald’s Corp.	584	54,738
Carnival Corp.	1,363	54,724
Wendy’s Co.	6,823	54,720
Macy’s, Inc.	944	54,582
TRW Automotive Holdings Corp.*	538	54,526
Taylor Morrison Home Corp. — Class A*	3,152	54,340
DSW, Inc. — Class A	1,826	54,141
Tesla Motors, Inc.*	224	54,141
Williams-Sonoma, Inc.	831	54,040
Target Corp.	874	54,031
SeaWorld Entertainment, Inc.	2,795	53,776
Under Armour, Inc. — Class A*	819	53,710
Newell Rubbermaid, Inc.	1,611	53,695
International Game Technology	3,273	53,644
Kate Spade & Co.*	1,977	53,636
Wyndham Worldwide Corp.	689	53,515
Dillard’s, Inc. — Class A	504	53,303
Hyatt Hotels Corp. — Class A*	899	53,239
General Motors Co.	1,685	52,909
Coach, Inc.	1,524	52,395
PVH Corp.	454	51,915
Starwood Hotels & Resorts Worldwide, Inc.	671	51,439
Ascena Retail Group, Inc.*	4,122	51,319
Tempur Sealy International, Inc.*	965	50,798
Visteon Corp.*	536	50,330
Tupperware Brands Corp.	789	50,299
The Gap, Inc.	1,313	49,750
Deckers Outdoor Corp.*	565	49,415
Abercrombie & Fitch Co. — Class A	1,474	49,350
Kohl’s Corp.	904	49,015
Ford Motor Co.	3,410	48,047
Cabela’s, Inc.*	948	45,523
Urban Outfitters, Inc.*	1,468	44,568
Gaming and Leisure Properties, Inc.	1,397	43,656
JC Penney Company, Inc.*,1	5,448	41,459
Total Consumer, Cyclical		9,732,656

FINANCIAL - 10.4%
Air Lease Corp. — Class A	2,193	80,242
Iron Mountain, Inc.	2,059	74,268
CBS Outdoor Americas, Inc.	1,859	56,569
Equity LifeStyle Properties, Inc.	1,054	51,751
Kilroy Realty Corp.	752	50,941
Weingarten Realty Investors	1,404	50,896
Extra Space Storage, Inc.	874	50,832
CoreLogic, Inc.*	1,609	50,474
Kimco Realty Corp.	2,023	50,474
Public Storage	272	50,140
Regency Centers Corp.	823	49,956
Health Care REIT, Inc.	701	49,849
Boston Properties, Inc.	393	49,814
Equity Residential	716	49,806
SL Green Realty Corp.	430	49,751
Federal Realty Investment Trust	377	49,689
AvalonBay Communities, Inc.	318	49,557
Apartment Investment & Management Co. — Class A	1,384	49,533
Realty Income Corp.	1,073	49,390
Digital Realty Trust, Inc.	715	49,328
Ventas, Inc.	720	49,327
Alexandria Real Estate Equities, Inc.	594	49,302
Omega Healthcare Investors, Inc.	1,290	49,226
Macerich Co.	698	49,208
Camden Property Trust	641	49,145
Simon Property Group, Inc.	274	49,104
Visa, Inc. — Class A	203	49,010
Navient Corp.	2,477	48,995
Erie Indemnity Co. — Class A	576	48,884
Hospitality Properties Trust	1,647	48,768
Duke Realty Corp.	2,572	48,765
UDR, Inc.	1,612	48,731
Prologis, Inc.	1,169	48,689
DDR Corp.	2,682	48,651
General Growth Properties, Inc.	1,877	48,633
HCP, Inc.	1,105	48,587
National Retail Properties, Inc.	1,273	48,527
CBOE Holdings, Inc.	823	48,507
Post Properties, Inc.	867	48,500
Home Properties, Inc.	754	48,490
SLM Corp.	5,077	48,485
Healthcare Trust of America, Inc. — Class A	3,770	48,407
StanCorp Financial Group, Inc.	695	48,343

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Chubb Corp.	486	$48,289
Synchrony Financial*	1,787	48,285
Essex Property Trust, Inc.	239	48,221
Host Hotels & Resorts, Inc.	2,068	48,205
Hanover Insurance Group, Inc.	719	48,130
Douglas Emmett, Inc.	1,709	48,074
Vornado Realty Trust	439	48,062
American Campus Communities, Inc.	1,223	48,027
Tanger Factory Outlet Centers, Inc.	1,342	48,003
Everest Re Group Ltd.	281	47,952
Mercury General Corp.	902	47,914
East West Bancorp, Inc.	1,303	47,899
Brixmor Property Group, Inc.	1,965	47,867
Retail Properties of America, Inc. — Class A	3,048	47,823
Piedmont Office Realty Trust, Inc. — Class A	2,458	47,808
Brandywine Realty Trust	3,098	47,802
Rayonier, Inc.	1,427	47,762
Spirit Realty Capital, Inc.	3,998	47,576
CBL & Associates Properties, Inc.	2,483	47,500
Mid-America Apartment Communities, Inc.	672	47,484
Cincinnati Financial Corp.	939	47,392
CBRE Group, Inc. — Class A*	1,478	47,297
WR Berkley Corp.	917	47,262
Legg Mason, Inc.	908	47,216
Senior Housing Properties Trust	2,090	47,213
Intercontinental Exchange, Inc.	226	47,074
Allstate Corp.	725	47,016
Popular, Inc.*	1,474	46,992
Markel Corp.*	68	46,981
BioMed Realty Trust, Inc.	2,163	46,980
HCC Insurance Holdings, Inc.	899	46,919
Hartford Financial Services Group, Inc.	1,185	46,902
Corrections Corporation of America	1,274	46,858
FNF Group	1,570	46,849
Realogy Holdings Corp.*	1,142	46,833
NorthStar Realty Finance Corp.	2,518	46,785
Travelers Companies, Inc.	464	46,771
Signature Bank*	386	46,755
Associated Banc-Corp.	2,487	46,755
Taubman Centers, Inc.	614	46,695
Forest City Enterprises, Inc. — Class A*	2,234	46,668
Weyerhaeuser Co.	1,377	46,625
Federated Investors, Inc. — Class B	1,491	46,623
MFA Financial, Inc.	5,556	46,559
Goldman Sachs Group, Inc.	245	46,547
Assurant, Inc.	682	46,526
CME Group, Inc. — Class A	555	46,515
Jones Lang LaSalle, Inc.	344	46,512
Arthur J Gallagher & Co.	975	46,508
CIT Group, Inc.	950	46,484
Columbia Property Trust, Inc.	1,839	46,398
Cullen/Frost Bankers, Inc.	574	46,385
Synovus Financial Corp.	1,829	46,383
Fulton Financial Corp.	3,901	46,344
Plum Creek Timber Company, Inc.	1,130	46,341
Endurance Specialty Holdings Ltd.	799	46,302
First Republic Bank	908	46,244
Corporate Office Properties Trust	1,691	46,232
Equity Commonwealth*	1,728	46,155
Genworth Financial, Inc. — Class A*	3,297	46,125
Loews Corp.	1,057	46,085
TFS Financial Corp.	3,079	46,000
MBIA, Inc.*	4,712	45,989
WP Carey, Inc.	679	45,982
Marsh & McLennan Companies, Inc.	845	45,943
ProAssurance Corp.	982	45,938
PartnerRe Ltd.	397	45,929
ACE Ltd.	420	45,906
T. Rowe Price Group, Inc.	559	45,888
Nationstar Mortgage Holdings, Inc.*,1	1,305	45,832
Allied World Assurance Company Holdings AG	1,206	45,828
Progressive Corp.	1,735	45,821
Santander Consumer USA Holdings, Inc. ADR	2,476	45,806
American Tower Corp. — Class A	468	45,630
Washington Prime Group, Inc.	2,588	45,626
Arch Capital Group Ltd.*	810	45,619
Aflac, Inc.	763	45,574
RenaissanceRe Holdings Ltd.	441	45,569
CNA Financial Corp.	1,166	45,567
American Financial Group, Inc.	761	45,531
Liberty Property Trust	1,309	45,514
Interactive Brokers Group, Inc. — Class A	1,762	45,495
American Homes 4 Rent — Class A	2,595	45,490
First Horizon National Corp.	3,536	45,473
Wells Fargo & Co.	856	45,446
NASDAQ OMX Group, Inc.	1,050	45,423
Raymond James Financial, Inc.	808	45,353
City National Corp.	576	45,337
Reinsurance Group of America, Inc. — Class A	538	45,327
Alleghany Corp.*	102	45,317
Old Republic International Corp.	3,058	45,167
American Express Co.	502	45,155
Citigroup, Inc.	843	45,126
American Capital Agency Corp.	1,984	45,116
Aspen Insurance Holdings Ltd.	1,034	45,113
Assured Guaranty Ltd.	1,954	45,098
Validus Holdings Ltd.	1,133	45,071
BlackRock, Inc. — Class A	132	45,027
State Street Corp.	596	44,974
PacWest Bancorp	1,054	44,964
Lincoln National Corp.	821	44,958
U.S. Bancorp	1,054	44,901
Invesco Ltd.	1,107	44,800
SunTrust Banks, Inc.	1,144	44,776
Morgan Stanley	1,280	44,736

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Franklin Resources, Inc.	804	$44,710
BB&T Corp.	1,180	44,698
BOK Financial Corp.	651	44,633
Bank of America Corp.	2,600	44,616
Bank of Hawaii Corp.	762	44,615
Ameriprise Financial, Inc.	353	44,538
Capital One Financial Corp.	538	44,530
XL Group plc — Class A	1,314	44,518
Huntington Bancshares, Inc.	4,485	44,446
Annaly Capital Management, Inc.	3,889	44,373
Commerce Bancshares, Inc.	980	44,355
PNC Financial Services Group, Inc.	513	44,318
Berkshire Hathaway, Inc. — Class B*	316	44,291
Voya Financial, Inc.	1,128	44,274
TD Ameritrade Holding Corp.	1,312	44,267
Protective Life Corp.	635	44,247
American National Insurance Co.	387	44,149
Axis Capital Holdings Ltd.	915	44,048
Zions Bancorporation	1,520	44,034
Two Harbors Investment Corp.	4,346	44,025
SVB Financial Group*	393	44,012
MetLife, Inc.	811	43,989
JPMorgan Chase & Co.	727	43,969
New York Community Bancorp, Inc.	2,756	43,958
Torchmark Corp.	830	43,957
People’s United Financial, Inc.	3,005	43,933
Bank of New York Mellon Corp.	1,133	43,870
Prudential Financial, Inc.	494	43,739
Discover Financial Services	685	43,689
Starwood Property Trust, Inc.	1,934	43,631
Principal Financial Group, Inc.	833	43,624
Affiliated Managers Group, Inc.*	218	43,554
Aon plc	506	43,516
Crown Castle International Corp.	557	43,513
Howard Hughes Corp.*	295	43,477
Brown & Brown, Inc.	1,363	43,425
American International Group, Inc.	810	43,392
Regions Financial Corp.	4,367	43,364
E*TRADE Financial Corp.*	1,940	43,262
KeyCorp	3,270	43,164
Northern Trust Corp.	651	43,161
NorthStar Asset Management Group Incorporated	2,381	43,144
White Mountains Insurance Group Ltd.	69	43,119
Fifth Third Bancorp	2,156	43,098
Ally Financial, Inc.*	1,898	43,085
Chimera Investment Corp.	13,807	43,078
TCF Financial Corp.	2,786	43,044
Hudson City Bancorp, Inc.	4,460	43,039
Eaton Vance Corp.	1,164	42,870
Charles Schwab Corp.	1,491	42,747
Unum Group	1,275	42,662
M&T Bank Corp.	348	42,519
BankUnited, Inc.	1,418	42,398
Lazard Ltd. — Class A	857	42,173
FNFV Group*	3,123	41,973
Comerica, Inc.	869	41,486
Artisan Partners Asset Management, Inc. — Class A	845	40,966
Waddell & Reed Financial, Inc. — Class A	832	39,720
Ocwen Financial Corp.*	1,654	38,968
First Niagara Financial Group, Inc.	5,183	38,821
LPL Financial Holdings, Inc.	936	38,741
American Realty Capital Properties, Inc.	3,620	32,109
Total Financial		9,731,112

ENERGY - 9.9%
Energen Corp.	2,462	166,678
Athlon Energy, Inc.*	2,708	157,877
Tesoro Corp.	2,078	148,390
Oceaneering International, Inc.	1,934	135,901
PBF Energy, Inc. — Class A	5,128	133,687
CVR Energy, Inc.1	2,741	133,158
Valero Energy Corp.	2,658	133,139
Marathon Petroleum Corp.	1,455	132,260
Diamond Offshore Drilling, Inc.1	3,418	128,892
FMC Technologies, Inc.*	2,273	127,379
Exxon Mobil Corp.	1,312	126,883
Equities Corp.	1,349	126,860
Kinder Morgan, Inc.1	3,271	126,587
HollyFrontier Corp.	2,769	125,657
Memorial Resource Development Corp.*	4,631	125,454
Range Resources Corp.	1,823	124,693
CONSOL Energy, Inc.	3,376	124,237
Spectra Energy Corp.	3,174	124,199
Williams Companies, Inc.	2,233	123,954
Dril-Quip, Inc.*	1,366	122,872
Cabot Oil & Gas Corp. — Class A	3,920	121,912
Chevron Corp.	1,015	121,749
Dresser-Rand Group, Inc.*	1,489	121,651
Rice Energy, Inc.*	4,602	121,631
Ultra Petroleum Corp.*,1	5,327	121,456
NOW, Inc.*,1	4,010	120,541
Schlumberger Ltd.	1,220	120,365
Pioneer Natural Resources Co.	634	119,864
Rowan Companies plc — Class A	4,887	118,607
Antero Resources Corp.*	2,261	118,567
MRC Global, Inc.*	5,625	118,294
Oil States International, Inc.*	1,979	118,225
Phillips 66	1,504	118,064
SolarCity Corp.*,1	1,985	117,472
Murphy Oil Corp.	2,197	117,298
Chesapeake Energy Corp.	5,275	117,000
EOG Resources, Inc.	1,230	116,912
Kosmos Energy Ltd.*	12,494	116,569
Targa Resources Corp.	904	116,282
Atwood Oceanics, Inc.	2,860	116,259

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Cheniere Energy, Inc.*	1,543	$115,725
Gulfport Energy Corp.*	2,294	115,113
National Oilwell Varco, Inc.	1,578	114,626
Marathon Oil Corp.	3,237	114,590
ConocoPhillips	1,588	114,574
Occidental Petroleum Corp.	1,279	113,741
Southwestern Energy Co.*	3,495	113,622
Frank’s International N.V.	6,504	112,064
Cimarex Energy Co.	981	111,510
ONEOK, Inc.	1,874	110,454
Anadarko Petroleum Corp.	1,199	110,044
Hess Corp.	1,295	109,829
Helmerich & Payne, Inc.	1,263	109,654
Laredo Petroleum, Inc.*	5,768	109,361
Cameron International Corp.*	1,828	108,857
SandRidge Energy, Inc.*,1	27,799	108,416
Devon Energy Corp.	1,786	107,160
Concho Resources, Inc.*	982	107,067
Halliburton Co.	1,940	106,972
Newfield Exploration Co.*	3,255	106,146
EP Energy Corp. — Class A*	7,259	105,981
Seadrill Ltd.1	4,562	104,926
Peabody Energy Corp.	10,026	104,571
Continental Resources, Inc.*	1,841	103,777
Cobalt International Energy, Inc.*	8,838	103,493
Noble Energy, Inc.	1,782	102,697
Apache Corp.	1,316	101,595
Unit Corp.*	2,094	101,391
Denbury Resources, Inc.	8,101	100,452
QEP Resources, Inc.	3,978	99,728
Baker Hughes, Inc.	1,880	99,565
WPX Energy, Inc.*	5,171	98,870
Whiting Petroleum Corp.*	1,603	98,168
RPC, Inc.	5,857	96,055
Nabors Industries Ltd.	5,336	95,248
Superior Energy Services, Inc.	3,742	94,111
Oasis Petroleum, Inc.*	2,952	88,442
SM Energy Co.	1,569	88,335
Patterson-UTI Energy, Inc.	3,763	86,662
Seventy Seven Energy, Inc.*	5,300	69,271
Murphy USA, Inc.*	1,036	59,363
Total Energy		9,249,701

UTILITIES - 9.3%
Wisconsin Energy Corp.	4,129	205,047
TECO Energy, Inc.	10,319	202,356
Vectren Corp.	4,492	201,915
Consolidated Edison, Inc.	3,162	200,344
PG&E Corp.	3,971	199,821
Alliant Energy Corp.	3,208	198,607
American Electric Power Company, Inc.	3,403	198,531
Integrys Energy Group, Inc.	2,730	198,416
Atmos Energy Corp.	3,743	198,379
UGI Corp.	5,261	198,287
Pinnacle West Capital Corp.	3,225	198,241
Aqua America, Inc.	7,559	198,046
ITC Holdings Corp.	4,995	197,852
Ameren Corp.	4,671	197,770
Northeast Utilities	4,007	197,745
Edison International	3,158	197,628
SCANA Corp.	3,598	197,494
Great Plains Energy, Inc.	7,325	197,262
Duke Energy Corp.	2,394	196,667
American Water Works Company, Inc.	3,679	196,348
Entergy Corp.	2,333	196,019
Westar Energy, Inc.	5,183	195,969
CMS Energy Corp.	5,998	195,955
FirstEnergy Corp.	5,226	195,139
Xcel Energy, Inc.	5,824	194,929
Public Service Enterprise Group, Inc.	4,707	194,446
NiSource, Inc.	4,586	192,887
Exelon Corp.	5,270	192,829
DTE Energy Co.	2,346	192,747
Questar Corp.	7,958	191,867
NextEra Energy, Inc.	1,895	189,917
Sempra Energy	1,723	189,530
Southern Co.	4,085	189,381
PPL Corp.	5,401	188,981
Hawaiian Electric Industries, Inc.1	6,652	187,320
Dominion Resources, Inc.	2,619	186,735
AGL Resources, Inc.	3,458	186,421
Calpine Corp.*	8,113	185,139
CenterPoint Energy, Inc.	7,407	181,842
MDU Resources Group, Inc.	6,417	180,831
Pepco Holdings, Inc.	6,568	179,569
OGE Energy Corp.	4,814	179,514
NRG Energy, Inc.	5,954	178,501
AES Corp.	12,522	176,185
National Fuel Gas Co.	2,534	175,429
Total Utilities		8,674,838

TECHNOLOGY - 8.3%
Cerner Corp.*	1,723	109,135
First Solar, Inc.*	1,828	107,669
NetSuite, Inc.*	975	105,944
Veeva Systems, Inc. — Class A*	3,533	105,213
Allscripts Healthcare Solutions, Inc.*	7,538	103,421
Rackspace Hosting, Inc.*	2,652	101,731
Tableau Software, Inc. — Class A*	1,201	99,191
ServiceNow, Inc.*	1,458	99,042
Workday, Inc. — Class A*	1,034	98,725
athenahealth, Inc.*	795	97,388
salesforce.com, Inc.*	1,519	97,201
Electronic Arts, Inc.*	2,371	97,140
DST Systems, Inc.	1,003	96,640
SolarWinds, Inc.*	2,012	95,671
Informatica Corp.*	2,672	95,284
Apple, Inc.	874	94,392

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Cognizant Technology Solutions Corp. — Class A*	1,928	$94,183
IPG Photonics Corp.*	1,272	93,378
Leidos Holdings, Inc.	2,470	90,328
Computer Sciences Corp.	1,493	90,177
VeriFone Systems, Inc.*	2,418	90,095
Autodesk, Inc.*	1,562	89,877
NVIDIA Corp.	4,587	89,630
Red Hat, Inc.*	1,521	89,617
Cadence Design Systems, Inc.*	4,956	88,960
ANSYS, Inc.*	1,132	88,930
Micron Technology, Inc.*	2,684	88,814
QUALCOMM, Inc.	1,130	88,716
PTC, Inc.*	2,323	88,622
Rovi Corp.*	4,239	88,510
CA, Inc.	3,043	88,430
Lam Research Corp.	1,133	88,215
Broadcom Corp. — Class A	2,105	88,157
Intuit, Inc.	1,001	88,098
Xilinx, Inc.	1,980	88,070
Adobe Systems, Inc.*	1,253	87,860
Texas Instruments, Inc.	1,759	87,352
Synopsys, Inc.*	2,129	87,246
Applied Materials, Inc.	3,943	87,101
Amdocs Ltd.	1,832	87,093
Riverbed Technology, Inc.*	4,567	86,727
Western Digital Corp.	881	86,664
Microsoft Corp.	1,842	86,482
Nuance Communications, Inc.*	5,603	86,454
NetApp, Inc.	2,019	86,413
Hewlett-Packard Co.	2,408	86,399
Concur Technologies, Inc.*	672	86,231
Teradata Corp.*	2,033	86,037
Skyworks Solutions, Inc.	1,475	85,904
Akamai Technologies, Inc.*	1,421	85,686
Oracle Corp.	2,194	85,676
SunEdison, Inc.*	4,375	85,356
Analog Devices, Inc.	1,714	85,049
Brocade Communications Systems, Inc.	7,922	85,003
Stratasys Ltd.*	705	84,854
Intel Corp.	2,490	84,685
EMC Corp.	2,942	84,524
KLA-Tencor Corp.	1,066	84,374
Diebold, Inc.	2,378	84,252
Avago Technologies Ltd.	976	84,180
Marvell Technology Group Ltd.	6,193	83,234
Freescale Semiconductor Ltd.*	4,172	82,981
Linear Technology Corp.	1,921	82,296
Altera Corp.	2,388	82,076
SanDisk Corp.	871	81,996
Maxim Integrated Products, Inc.	2,791	81,888
Activision Blizzard, Inc.	4,045	80,698
Teradyne, Inc.	4,347	79,985
Paychex, Inc.	1,664	78,108
Solera Holdings, Inc.	1,501	77,977
IMS Health Holdings, Inc.*	3,215	77,964
Atmel Corp.*	10,482	77,776
Citrix Systems, Inc.*	1,206	77,461
Microchip Technology, Inc.	1,786	76,994
VMware, Inc. — Class A*	912	76,216
ON Semiconductor Corp.*	9,101	75,447
IHS, Inc. — Class A*	574	75,211
Accenture plc — Class A	919	74,549
International Business Machines Corp.	451	74,144
Lexmark International, Inc. — Class A	1,699	73,329
Xerox Corp.	5,485	72,841
NCR Corp.*	2,560	70,835
Pitney Bowes, Inc.	2,856	70,657
3D Systems Corp.*,1	1,776	67,133
Advanced Micro Devices, Inc.*,1	23,375	65,450
Cree, Inc.*	2,062	64,912
Jack Henry & Associates, Inc.	797	47,677
Dun & Bradstreet Corp.	385	47,282
Fiserv, Inc.*	680	47,246
Broadridge Financial Solutions, Inc.	1,060	46,566
Fidelity National Information Services, Inc.	777	45,369
MSCI, Inc. — Class A	945	44,094
Total Technology		7,712,588

COMMUNICATIONS - 7.4%
Telephone & Data Systems, Inc.	7,292	186,967
Level 3 Communications, Inc.*	3,985	186,936
tw telecom, Inc. — Class A*	4,349	186,050
CenturyLink, Inc.	4,442	184,254
T-Mobile US, Inc.*	6,225	181,708
United States Cellular Corp.*	4,989	181,699
Frontier Communications Corp.	27,497	179,830
Verizon Communications, Inc.	3,567	179,242
AT&T, Inc.	5,047	175,837
Windstream Holdings, Inc.1	16,017	167,858
Sprint Corp.*	27,725	164,409
Splunk, Inc.*	1,563	103,283
TIBCO Software, Inc.*	4,373	102,197
Yahoo!, Inc.*	2,179	100,344
LinkedIn Corp. — Class A*	414	94,789
Groupon, Inc. — Class A*	12,901	94,305
Palo Alto Networks, Inc.*	879	92,910
VeriSign, Inc.*	1,529	91,373
FireEye, Inc.*,1	2,683	91,195
JDS Uniphase Corp.*	6,595	88,769
Symantec Corp.	3,574	88,707
Fortinet, Inc.*	3,386	88,205
Harris Corp.	1,264	87,975
IAC/InterActiveCorp	1,299	87,929
Motorola Solutions, Inc.	1,362	87,849
F5 Networks, Inc.*	712	87,562
Corning, Inc.	4,284	87,522

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

ARRIS Group, Inc.*	2,915	$87,508
AOL, Inc.*	1,982	86,276
Equinix, Inc.	413	86,276
CDW Corp.	2,794	86,167
Cisco Systems, Inc.	3,453	84,495
Google, Inc. — Class C*	148	82,744
Facebook, Inc. — Class A*	1,096	82,189
Arista Networks, Inc.*,1	1,010	82,063
Google, Inc. — Class A*	144	81,773
Juniper Networks, Inc.	3,826	80,614
EchoStar Corp. — Class A*	1,723	80,516
CommScope Holding Company, Inc.*	3,484	75,045
Zynga, Inc. — Class A*	28,716	73,226
Yelp, Inc. — Class A*	1,200	72,000
Twitter, Inc.*	1,645	68,218
Liberty Ventures*	1,788	62,759
Priceline Group, Inc.*	51	61,517
Clear Channel Outdoor Holdings, Inc. — Class A	8,184	59,415
Interpublic Group of Companies, Inc.	3,048	59,101
HomeAway, Inc.*	1,672	58,353
Lamar Advertising Co. — Class A	1,127	58,210
Time Warner, Inc.	730	58,013
Gannett Company, Inc.	1,839	57,929
Cablevision Systems Corp. — Class A	3,090	57,536
Walt Disney Co.	626	57,204
Time Warner Cable, Inc.	388	57,117
AMC Networks, Inc. — Class A*	941	57,071
Omnicom Group, Inc.	794	57,057
Liberty Media Corp. — Class C*	1,182	56,653
Twenty-First Century Fox, Inc. — Class A	1,640	56,547
Liberty Media Corp. — Class A*	1,177	56,520
Comcast Corp. — Class A	1,019	56,402
John Wiley & Sons, Inc. — Class A	961	56,113
Charter Communications, Inc. — Class A*	353	55,912
DIRECTV*	643	55,806
CBS Corp. — Class B	1,022	55,413
eBay, Inc.*	1,053	55,283
Scripps Networks Interactive, Inc. — Class A	712	54,995
Expedia, Inc.	647	54,976
DISH Network Corp. — Class A*	863	54,930
Starz — Class A*	1,768	54,632
Sirius XM Holdings, Inc.*	15,856	54,386
TripAdvisor, Inc.*	611	54,171
Nielsen N.V.	1,258	53,452
Viacom, Inc. — Class B	723	52,548
Discovery Communications, Inc. — Class A*	1,452	51,328
Discovery Communications, Inc. — Class C*	1,464	51,225
News Corp. — Class A*	3,309	51,223
Netflix, Inc.*	130	51,060
Liberty Interactive Corp. — Class A*	1,950	50,973
Amazon.com, Inc.*	166	50,706
zulily, Inc. — Class A*	1,386	50,423
FactSet Research Systems, Inc.	361	47,450
Thomson Reuters Corp.	1,213	45,148
Pandora Media, Inc.*	2,250	43,380
Zillow, Inc. — Class A*	364	39,578
Total Communications		6,891,329

BASIC MATERIALS - 6.6%
Domtar Corp.	3,608	148,181
Carpenter Technology Corp.	2,820	141,140
MeadWestvaco Corp.	3,194	141,079
Alcoa, Inc.	8,395	140,700
International Paper Co.	2,744	138,901
Sherwin-Williams Co.	604	138,653
International Flavors & Fragrances, Inc.	1,373	136,133
Valspar Corp.	1,647	135,318
PPG Industries, Inc.	664	135,250
WR Grace & Co.*	1,428	135,089
Platform Specialty Products Corp.*	5,147	133,822
Monsanto Co.	1,163	133,791
Ashland, Inc.	1,232	133,142
Air Products & Chemicals, Inc.	982	132,237
Sigma-Aldrich Corp.	971	131,969
Compass Minerals International, Inc.	1,539	131,862
Airgas, Inc.	1,173	130,836
NewMarket Corp.	337	130,759
Steel Dynamics, Inc.	5,655	130,122
FMC Corp.	2,253	129,210
Eastman Chemical Co.	1,598	129,086
Veritiv Corp.*	2,857	128,879
Cliffs Natural Resources, Inc.1	11,471	128,819
Rockwood Holdings, Inc.	1,672	128,594
Nucor Corp.	2,378	128,555
RPM International, Inc.	2,835	128,426
Cytec Industries, Inc.	2,754	128,419
Mosaic Co.	2,889	128,012
Southern Copper Corp.	4,421	127,236
EI du Pont de Nemours & Co.	1,834	126,821
Celanese Corp. — Class A	2,158	126,739
Reliance Steel & Aluminum Co.	1,878	126,727
CF Industries Holdings, Inc.	485	126,100
Albemarle Corp.	2,157	125,926
United States Steel Corp.	3,140	125,726
Ecolab, Inc.	1,130	125,690
Praxair, Inc.	995	125,360
Rayonier Advanced Materials, Inc.1	4,306	122,850
Dow Chemical Co.2	2,466	121,820
Huntsman Corp.	4,923	120,121
Cabot Corp.	2,537	117,793
Freeport-McMoRan, Inc.	4,011	114,314
Royal Gold, Inc.	1,981	113,214
Allegheny Technologies, Inc.	3,381	111,066
LyondellBasell Industries N.V. — Class A	1,195	109,498
Tahoe Resources, Inc.*	6,306	109,472
Westlake Chemical Corp.	1,461	103,074

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

	Shares	Value

Newmont Mining Corp.	5,479	$102,786
Total Basic Materials		6,119,317

DIVERSIFIED - 0.1%
Liberty TripAdvisor Holdings, Inc. — Class A*	1,648	52,044
Leucadia National Corp.	1,813	43,113
Total Diversified		95,157

Total Common Stocks
(Cost $82,732,143)		92,838,489

SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash Reserve Fund	248,755	248,755
Total Short Term Investments
(Cost $248,755)		248,755

	Face Amount

SECURITIES LENDING COLLATERAL††, 2 - 2.7%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$1,602,911	1,602,911
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	733,171	733,171
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	210,147	210,147
Total Securities Lending Collateral
(Cost $2,546,229)		2,546,229

Total Investments - 102.7%
(Cost $85,527,127)		$95,633,473
Other Assets & Liabilities, net - (2.7)%		(2,496,555)
Total Net Assets - 100.0%		$93,136,918

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.3%

CONSUMER, NON-CYCLICAL - 25.0%
USANA Health Sciences, Inc.*	1,414	$161,168
National Beverage Corp.*	5,162	129,670
Seaboard Corp.*	39	119,842
Coca-Cola Bottling Company Consolidated	1,317	119,109
John B Sanfilippo & Son, Inc.	3,069	114,014
SpartanNash Co.	5,080	113,843
Omega Protein Corp.*	7,834	113,201
Boston Beer Company, Inc. — Class A*	454	113,046
Diamond Foods, Inc.*	3,735	112,610
Weis Markets, Inc.	2,511	112,092
Ingles Markets, Inc. — Class A	4,156	111,796
WD-40 Co.	1,453	111,401
Post Holdings, Inc.*	2,970	111,375
Snyder’s-Lance, Inc.	3,708	110,461
United Natural Foods, Inc.*	1,617	109,988
Calavo Growers, Inc.	2,259	109,652
J&J Snack Foods Corp.	1,061	109,315
Chefs’ Warehouse, Inc.*	6,114	109,257
TreeHouse Foods, Inc.*	1,269	108,081
Dean Foods Co.	7,337	107,927
Limoneira Co.	4,151	106,515
Lancaster Colony Corp.	1,163	106,403
Fresh Market, Inc.*,1	2,896	106,312
Tootsie Roll Industries, Inc.1	3,585	106,295
B&G Foods, Inc.	3,578	105,408
Chiquita Brands International, Inc.*	7,101	102,467
Andersons, Inc.	1,607	102,414
Cal-Maine Foods, Inc.	1,146	100,607
Fresh Del Monte Produce, Inc.	3,103	99,637
Vector Group Ltd.	4,444	99,279
Inventure Foods, Inc.*	7,498	99,274
Universal Corp.	2,218	98,701
Medifast, Inc.*	3,026	96,045
Sanderson Farms, Inc.	1,139	95,653
SUPERVALU, Inc.*	11,022	95,120
Seneca Foods Corp. — Class A*	3,433	92,279
Pendrell Corp.*	50,265	83,942
Boulder Brands, Inc.*	7,381	65,543
Regulus Therapeutics, Inc.*,1	1,903	37,983
ITT Educational Services, Inc.*,1	3,301	33,373
Senomyx, Inc.*	3,954	31,316
Immune Design Corp.*	938	29,068
Durata Therapeutics, Inc.*	1,018	24,462
Receptos, Inc.*	216	22,388
Unilife Corp.*,1	5,964	21,888
Paylocity Holding Corp.*	888	21,756
Esperion Therapeutics, Inc.*	741	21,673
ARC Document Solutions, Inc.*	2,089	21,203
Ardelyx, Inc.*	958	21,009
Agios Pharmaceuticals, Inc.*	250	21,008
Advisory Board Co.*	386	20,717
Corporate Executive Board Co.	277	20,415
Kforce, Inc.	881	20,395
CRA International, Inc.*	669	20,070
ACCO Brands Corp.*	2,432	20,015
ServiceSource International, Inc.*	5,229	19,975
Clovis Oncology, Inc.*	334	19,926
Hackett Group, Inc.	2,826	19,810
Ennis, Inc.	1,334	19,783
TriNet Group, Inc.*	659	19,717
Insperity, Inc.	622	19,630
FTI Consulting, Inc.*	485	19,584
Huron Consulting Group, Inc.*	280	19,491
CBIZ, Inc.*	2,111	19,485
SP Plus Corp.*	888	19,376
CDI Corp.	1,127	19,373
AMAG Pharmaceuticals, Inc.*	586	19,345
ICF International, Inc.*	526	19,115
Alder Biopharmaceuticals, Inc.*	1,064	19,056
MiMedx Group, Inc.*	1,871	19,047
Kelly Services, Inc. — Class A	1,075	18,952
Quad/Graphics, Inc.	859	18,941
Team, Inc.*	448	18,879
Navigant Consulting, Inc.*	1,221	18,791
Electro Rent Corp.	1,230	18,745
OvaScience, Inc.*	954	18,632
Korn/Ferry International*	667	18,629
Kite Pharma, Inc.*	502	18,569
Resources Connection, Inc.	1,199	18,549
Deluxe Corp.	305	18,544
On Assignment, Inc.*	637	18,537
Vistaprint N.V.*	277	18,520
Multi-Color Corp.	375	18,488
Great Lakes Dredge & Dock Corp.*	2,643	18,475
Civeo Corp.	1,515	18,468
Forrester Research, Inc.	458	18,448
Universal Technical Institute, Inc.	1,539	18,329
NewLink Genetics Corp.*	557	18,187
Cempra, Inc.*	1,336	18,170
RadNet, Inc.*	1,953	18,163
Pacific Biosciences of California, Inc.*	2,760	18,106
Ascent Capital Group, Inc. — Class A*	281	18,068
Novavax, Inc.*	3,219	18,026
Sage Therapeutics, Inc.*	460	17,995
ABM Industries, Inc.	648	17,911
Bio-Path Holdings, Inc.*	6,128	17,894
PHH Corp.*	755	17,886
McGrath RentCorp	489	17,863
Viad Corp.	698	17,806
Strayer Education, Inc.*	243	17,785
Foundation Medicine, Inc.*	684	17,702
Healthcare Services Group, Inc.	593	17,660
Achaogen, Inc.*	1,662	17,650
ABIOMED, Inc.*	537	17,608

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Performant Financial Corp.*	2,028	$17,502
Heidrick & Struggles International, Inc.	839	17,468
Repligen Corp.*	691	17,427
Liberty Tax, Inc.*	458	17,354
Aerie Pharmaceuticals, Inc.*	688	17,351
Adeptus Health, Inc. — Class A*	522	17,320
Sucampo Pharmaceuticals, Inc. — Class A*	2,009	17,318
Stemline Therapeutics, Inc.*	1,125	17,314
Lannett Company, Inc.*	305	17,300
Acceleron Pharma, Inc.*	466	17,233
Omeros Corp.*	1,039	17,216
GenMark Diagnostics, Inc.*	1,510	17,214
Collectors Universe, Inc.	698	17,171
CSS Industries, Inc.	600	17,136
Keryx Biopharmaceuticals, Inc.*,1	1,016	17,120
Hill International, Inc.*	4,407	17,099
Exact Sciences Corp.*,1	710	17,090
Invacare Corp.	1,085	17,045
Amedisys, Inc.*	652	17,016
AngioDynamics, Inc.*	1,000	17,001
LifeLock, Inc.*	1,004	16,978
Pernix Therapeutics Holdings, Inc.*	1,737	16,936
Merit Medical Systems, Inc.*	1,114	16,877
TrueBlue, Inc.*	681	16,834
XenoPort, Inc.*	2,474	16,774
Grand Canyon Education, Inc.*	350	16,765
Genomic Health, Inc.*	460	16,716
Capella Education Co.	236	16,695
RPX Corp.*	1,186	16,663
OraSure Technologies, Inc.*	1,853	16,584
Cantel Medical Corp.	391	16,578
Accelerate Diagnostics, Inc.*	763	16,572
ZIOPHARM Oncology, Inc.*,1	4,985	16,550
Career Education Corp.*	2,850	16,530
Helen of Troy Ltd.*	267	16,514
Akorn, Inc.*	369	16,439
Tetraphase Pharmaceuticals, Inc.*	685	16,372
Darling Ingredients, Inc.*	928	16,333
Acadia Healthcare Company, Inc.*	263	16,319
Synergy Pharmaceuticals, Inc.*,1	4,754	16,306
Vascular Solutions, Inc.*	554	16,293
American Public Education, Inc.*	524	16,239
ExamWorks Group, Inc.*	418	16,210
Carriage Services, Inc. — Class A	810	16,167
ANI Pharmaceuticals, Inc.*	476	16,165
AtriCure, Inc.*	926	16,149
Cross Country Healthcare, Inc.*	1,670	16,149
Cellular Dynamics International, Inc.*	2,078	16,146
Sotheby’s	407	16,142
Intersect ENT, Inc.*	850	16,142
Anacor Pharmaceuticals, Inc.*	548	16,117
Masimo Corp.*	638	16,103
HMS Holdings Corp.*	693	16,098
ChemoCentryx, Inc.*	2,861	16,079
Cepheid*	303	16,062
Cardiovascular Systems, Inc.*	518	16,058
NanoViricides, Inc.*,1	4,214	16,055
BioSpecifics Technologies Corp.*	400	16,048
US Physical Therapy, Inc.	371	16,009
Corcept Therapeutics, Inc.*	4,912	15,964
Auspex Pharmaceuticals, Inc.*	589	15,962
SurModics, Inc.*	737	15,956
Natus Medical, Inc.*	469	15,946
Impax Laboratories, Inc.*	550	15,933
Dyax Corp.*	1,288	15,933
K2M Group Holdings, Inc.*	988	15,907
BioTelemetry, Inc.*	1,895	15,899
National Research Corp. — Class A*	996	15,826
Bridgepoint Education, Inc.*	1,252	15,825
Tandem Diabetes Care, Inc.*	985	15,819
Celldex Therapeutics, Inc.*	943	15,795
Inogen, Inc.*	668	15,771
Monro Muffler Brake, Inc.	295	15,765
Spectranetics Corp.*	496	15,758
Intrexon Corp.*	706	15,758
Bluebird Bio, Inc.*	375	15,746
Phibro Animal Health Corp. — Class A	607	15,734
NxStage Medical, Inc.*	1,035	15,691
POZEN, Inc.	1,728	15,673
Intra-Cellular Therapies, Inc.*	1,011	15,671
NutriSystem, Inc.	930	15,661
Select Medical Holdings Corp.	1,084	15,631
Greatbatch, Inc.*	311	15,609
Potbelly Corp.*	1,223	15,605
Synageva BioPharma Corp.*	206	15,602
Revlon, Inc. — Class A*	454	15,573
Merrimack Pharmaceuticals, Inc.*,1	1,698	15,571
Tornier N.V.*	557	15,568
Utah Medical Products, Inc.	274	15,563
Cynosure, Inc. — Class A*	615	15,553
NuVasive, Inc.*	380	15,542
OncoMed Pharmaceuticals, Inc.*	747	15,515
Insulet Corp.*	359	15,498
Peregrine Pharmaceuticals, Inc.*,1	9,681	15,490
West Pharmaceutical Services, Inc.	302	15,478
Immunomedics, Inc.*	3,918	15,476
Gentiva Health Services, Inc.*	785	15,465
PharMerica Corp.*	539	15,464
Universal American Corp.*	1,657	15,443
PRGX Global, Inc.*	2,918	15,436
Dynavax Technologies Corp.*	9,408	15,429
Inter Parfums, Inc.	543	15,421
Bright Horizons Family Solutions, Inc.*	346	15,418
Central Garden and Pet Co. — Class A*	1,788	15,359
CONMED Corp.	365	15,326
Ligand Pharmaceuticals, Inc. — Class B*	277	15,310

54 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Surgical Care Affiliates, Inc.*	499	$15,309
Triple-S Management Corp. — Class B*	691	15,299
Isis Pharmaceuticals, Inc.*	332	15,292
Xencor, Inc.*	1,414	15,257
Zeltiq Aesthetics, Inc.*	592	15,179
PDL BioPharma, Inc.	1,779	15,175
Analogic Corp.	208	15,172
Neurocrine Biosciences, Inc.*	817	15,131
STERIS Corp.	244	15,079
AMN Healthcare Services, Inc.*	879	15,075
Globus Medical, Inc. — Class A*	679	15,053
Avanir Pharmaceuticals, Inc. — Class A*	1,163	15,049
Molina Healthcare, Inc.*	309	15,030
Ensign Group, Inc.	388	15,023
HealthEquity, Inc.*	736	15,014
Insys Therapeutics, Inc.*	369	15,009
Ampio Pharmaceuticals, Inc.*,1	3,861	14,981
Hanger, Inc.*	626	14,980
ICU Medical, Inc.*	211	14,960
WellCare Health Plans, Inc.*	220	14,931
Affymetrix, Inc.*	1,657	14,930
LDR Holding Corp.*	433	14,913
Kindred Healthcare, Inc.	685	14,899
IGI Laboratories, Inc.*	1,518	14,891
Matthews International Corp. — Class A	323	14,884
Actinium Pharmaceuticals, Inc.*	2,104	14,875
Flexion Therapeutics, Inc.*	759	14,869
Vanda Pharmaceuticals, Inc.*	1,238	14,868
CytRx Corp.*,1	5,198	14,866
Rent-A-Center, Inc.	480	14,866
Alimera Sciences, Inc.*,1	2,604	14,843
Tumi Holdings, Inc.*	713	14,809
Brink’s Co.	705	14,805
Five Star Quality Care, Inc.*	3,582	14,793
DexCom, Inc.*	329	14,789
Derma Sciences, Inc.*	1,625	14,788
ARIAD Pharmaceuticals, Inc.*	2,479	14,775
SciClone Pharmaceuticals, Inc.*	1,933	14,768
BioCryst Pharmaceuticals, Inc.*	1,260	14,767
Capital Senior Living Corp.*	655	14,738
Haemonetics Corp.*	390	14,711
Cambrex Corp.*	697	14,693
TESARO, Inc.*	528	14,689
Medicines Co.*	579	14,660
Exelixis, Inc.*,1	8,619	14,652
Magellan Health, Inc.*	242	14,646
Nektar Therapeutics*	1,060	14,617
Care.com, Inc.*	1,760	14,608
HealthSouth Corp.	362	14,599
MacroGenics, Inc.*	685	14,584
Amsurg Corp. — Class A*	270	14,583
Aratana Therapeutics, Inc.*	1,301	14,571
Ophthotech Corp.*	349	14,560
Chimerix, Inc.*	469	14,558
Cara Therapeutics, Inc.*	1,615	14,551
Navidea Biopharmaceuticals, Inc.*,1	10,774	14,545
Sangamo BioSciences, Inc.*	1,198	14,544
Inovio Pharmaceuticals, Inc.*	1,280	14,541
Atrion Corp.	44	14,520
Zafgen, Inc.*	681	14,505
Zogenix, Inc.*	11,418	14,501
Five Prime Therapeutics, Inc.*	1,112	14,500
BioTime, Inc.*,1	4,268	14,469
Franklin Covey Co.*	737	14,453
Enanta Pharmaceuticals, Inc.*	336	14,448
Addus HomeCare Corp.*	727	14,445
Portola Pharmaceuticals, Inc.*	506	14,421
Karyopharm Therapeutics, Inc.*	351	14,419
Quidel Corp.*	505	14,418
National Healthcare Corp.	239	14,414
Ironwood Pharmaceuticals, Inc. — Class A*	1,028	14,413
ACADIA Pharmaceuticals, Inc.*	520	14,404
Achillion Pharmaceuticals, Inc.*	1,223	14,370
Neogen Corp.*	327	14,355
Galectin Therapeutics, Inc.*,1	2,645	14,336
Bio-Reference Laboratories, Inc.*	477	14,329
Cerus Corp.*,1	3,443	14,323
Team Health Holdings, Inc.*	229	14,322
Osiris Therapeutics, Inc.*	1,050	14,312
Verastem, Inc.*	1,508	14,311
Anika Therapeutics, Inc.*	356	14,290
Sequenom, Inc.*,1	4,366	14,277
KYTHERA Biopharmaceuticals, Inc.*	404	14,241
Sagent Pharmaceuticals, Inc.*	450	14,238
Almost Family, Inc.*	483	14,220
Idera Pharmaceuticals, Inc.*,1	5,566	14,193
Landauer, Inc.	396	14,173
Prestige Brands Holdings, Inc.*	400	14,168
Auxilium Pharmaceuticals, Inc.*	440	14,155
SFX Entertainment, Inc.*	2,752	14,145
Otonomy, Inc.*	536	14,124
Insmed, Inc.*	995	14,119
Applied Genetic Technologies Corp.*	702	14,110
Arena Pharmaceuticals, Inc.*,1	3,235	14,105
Emergent Biosolutions, Inc.*	623	14,092
Catalent, Inc.*	541	14,082
BioDelivery Sciences International, Inc.*	809	14,077
Geron Corp.*	6,302	14,053
Antares Pharma, Inc.*	6,781	14,037
Albany Molecular Research, Inc.*	603	14,026
Elizabeth Arden, Inc.*	853	13,989
Cyberonics, Inc.*	266	13,965
Abaxis, Inc.	265	13,955
Enzo Biochem, Inc.*	2,661	13,890
Heron Therapeutics, Inc.*	1,574	13,883
TransEnterix, Inc.*	3,382	13,866

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Oxford Immunotec Global plc*	897	$13,850
Weight Watchers International, Inc.1	531	13,833
LHC Group, Inc.*	568	13,831
Roka Bioscience, Inc.*	1,393	13,791
Meridian Bioscience, Inc.	743	13,775
Agenus, Inc.*	4,607	13,729
Northwest Biotherapeutics, Inc.*,1	2,609	13,723
Depomed, Inc.*	890	13,706
Thoratec Corp.*	504	13,699
Organovo Holdings, Inc.*,1	2,091	13,675
Ocular Therapeutix, Inc.*	894	13,652
Avalanche Biotechnologies, Inc.*	379	13,599
Integra LifeSciences Holdings Corp.*	266	13,595
Cytokinetics, Inc.*	3,701	13,583
ZS Pharma, Inc.*	361	13,581
Wright Medical Group, Inc.*	429	13,565
CryoLife, Inc.	1,321	13,553
TriVascular Technologies, Inc.*	1,022	13,542
Owens & Minor, Inc.	406	13,528
Lexicon Pharmaceuticals, Inc.*	9,277	13,452
Chemed Corp.	130	13,437
Revance Therapeutics, Inc.*	665	13,406
XOMA Corp.*	3,121	13,389
RTI Surgical, Inc.*	2,630	13,387
NPS Pharmaceuticals, Inc.*	488	13,371
Symmetry Medical, Inc.*	1,349	13,355
Halozyme Therapeutics, Inc.*	1,387	13,343
Infinity Pharmaceuticals, Inc.*	979	13,334
Epizyme, Inc.*	502	13,318
Skilled Healthcare Group, Inc. — Class A*	1,919	13,299
Versartis, Inc.*	665	13,240
HeartWare International, Inc.*	171	13,188
AcelRx Pharmaceuticals, Inc.*,1	1,988	13,180
Luminex Corp.*	693	13,167
Prothena Corporation plc*	600	13,158
CTI BioPharma Corp.*,1	5,387	13,144
CorVel Corp.*	381	13,114
Acorda Therapeutics, Inc.*	376	13,092
Pacira Pharmaceuticals, Inc.*	141	13,088
Relypsa, Inc.*	636	13,083
TG Therapeutics, Inc.*	1,190	13,078
OPKO Health, Inc.*,1	1,566	13,076
Momenta Pharmaceuticals, Inc.*	1,195	13,037
Ohr Pharmaceutical, Inc.*,1	1,798	13,036
Puma Biotechnology, Inc.*	52	13,031
Rigel Pharmaceuticals, Inc.*	6,581	13,030
Alliance HealthCare Services, Inc.*	540	13,030
Genocea Biosciences, Inc.*	1,484	13,030
MannKind Corp.*,1	2,165	13,012
Orthofix International N.V.*	443	13,002
Supernus Pharmaceuticals, Inc.*	1,610	12,928
Galena Biopharma, Inc.*,1	6,302	12,919
Kindred Biosciences, Inc.*	1,405	12,884
Healthways, Inc.*	829	12,849
Hyperion Therapeutics, Inc.*	524	12,733
Rockwell Medical, Inc.*,1	1,460	12,731
Providence Service Corp.*	288	12,724
NeoStem, Inc.*	2,469	12,666
Raptor Pharmaceutical Corp.*,1	1,316	12,647
Mirati Therapeutics, Inc.*	753	12,628
Array BioPharma, Inc.*	3,516	12,622
Eleven Biotherapeutics, Inc.*	1,193	12,598
Radius Health, Inc.*	684	12,592
NanoString Technologies, Inc.*	1,179	12,556
Progenics Pharmaceuticals, Inc.*	2,599	12,553
Exactech, Inc.*	589	12,546
IPC The Hospitalist Company, Inc.*	301	12,540
TherapeuticsMD, Inc.*	2,824	12,539
Vital Therapies, Inc.*	724	12,496
BioScrip, Inc.*	1,919	12,397
Spectrum Pharmaceuticals, Inc.*	1,635	12,393
Volcano Corp.*	1,221	12,357
Cenveo, Inc.*	5,411	12,337
PTC Therapeutics, Inc.*	300	12,261
Loxo Oncology, Inc.*	1,132	12,214
Retrophin, Inc.*	1,260	12,197
Theravance, Inc.	753	12,063
Monster Worldwide, Inc.*	3,109	12,001
T2 Biosystems, Inc.*	743	11,999
Adamas Pharmaceuticals, Inc.*	785	11,956
Orexigen Therapeutics, Inc.*,1	2,936	11,920
Synta Pharmaceuticals Corp.*	4,000	11,840
Oncothyreon, Inc.*	6,549	11,788
STAAR Surgical Co.*	1,220	11,675
PAREXEL International Corp.*	212	11,514
Endologix, Inc.*	1,008	11,491
Accuray, Inc.*	1,813	11,476
ImmunoGen, Inc.*	1,235	11,436
Air Methods Corp.*	239	11,288
Amphastar Pharmaceuticals, Inc.*	1,113	11,286
Neuralstem, Inc.*,1	4,073	11,201
Ultragenyx Pharmaceutical, Inc.*	238	11,188
Veracyte, Inc.*	1,372	11,072
K12, Inc.*	878	10,887
VIVUS, Inc.*	3,173	10,756
Endocyte, Inc.*	1,791	10,719
Tree.com, Inc.*	286	10,579
Euronet Worldwide, Inc.*	194	10,412
Threshold Pharmaceuticals, Inc.*	3,553	10,410
Cardtronics, Inc.*	265	10,173
Cytori Therapeutics, Inc.*,1	19,557	10,150
Barrett Business Services, Inc.	428	10,062
Heartland Payment Systems, Inc.	194	10,020
Information Services Group, Inc.*	2,368	10,017
Green Dot Corp. — Class A*	419	10,014
Theravance Biopharma, Inc.*	546	9,992

56 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Tejon Ranch Co.*	329	$9,929
Sarepta Therapeutics, Inc.*	605	9,783
Dicerna Pharmaceuticals, Inc.*	1,043	9,773
Global Cash Access Holdings, Inc.*	1,335	9,732
WEX, Inc.*	85	9,653
Repros Therapeutics, Inc.*	1,491	9,453
EVERTEC, Inc.	413	9,375
Dendreon Corp.*,1	9,088	8,902
Aegerion Pharmaceuticals, Inc.*	412	8,318
Akebia Therapeutics, Inc.*	621	8,048
Xoom Corp.*	423	6,387
Pain Therapeutics, Inc.*	3,640	6,334
MoneyGram International, Inc.*	701	6,029
Arrowhead Research Corp.*	892	5,816
Sunesis Pharmaceuticals, Inc.*	1,800	3,060
Total Consumer, Non-cyclical		10,103,677

INDUSTRIAL - 13.4%
Handy & Harman Ltd.*	1,404	49,575
PowerSecure International, Inc.*	3,900	43,563
Trex Company, Inc.*	1,009	43,386
Boise Cascade Co.*	1,177	42,443
Mueller Water Products, Inc. — Class A	4,282	42,263
LSI Industries, Inc.	5,783	41,406
LB Foster Co. — Class A	759	41,053
AEP Industries, Inc.*	890	40,931
Chase Corp.	1,141	40,928
Universal Forest Products, Inc.	818	40,875
Insteel Industries, Inc.	1,696	40,433
AAON, Inc.	2,038	40,047
Mueller Industries, Inc.	1,232	39,991
Comfort Systems USA, Inc.	2,585	39,706
Simpson Manufacturing Company, Inc.	1,200	39,696
Nortek, Inc.*	472	39,308
Era Group, Inc.*	1,678	39,249
Belden, Inc.	549	39,083
Polypore International, Inc.*	884	38,825
Quanex Building Products Corp.	1,939	38,819
Advanced Drainage Systems, Inc.*	1,763	38,504
Apogee Enterprises, Inc.	873	38,324
Ampco-Pittsburgh Corp.	1,737	37,849
Berry Plastics Group, Inc.*	1,446	37,625
Patrick Industries, Inc.*	873	37,295
Rexnord Corp.*	1,262	37,292
Gibraltar Industries, Inc.*	2,428	37,027
RBC Bearings, Inc.	609	36,997
Builders FirstSource, Inc.*	6,217	36,867
LSB Industries, Inc.*	980	36,779
Griffon Corp.	2,989	36,735
Capstone Turbine Corp.*,1	36,730	36,730
Continental Building Products, Inc.*	2,490	36,703
Northwest Pipe Co.*	1,024	36,639
Headwaters, Inc.*	2,882	36,601
Ply Gem Holdings, Inc.*	3,209	36,422
Tredegar Corp.	1,909	36,309
Louisiana-Pacific Corp.*	2,469	36,047
NCI Building Systems, Inc.*	1,813	36,024
UFP Technologies, Inc.*	1,630	35,893
PGT, Inc.*	3,715	34,940
Graphic Packaging Holding Co.*	2,871	34,825
Haynes International, Inc.	747	34,728
NN, Inc.	1,375	34,375
US Concrete, Inc.*	1,391	34,358
Masonite International Corp.*	634	34,274
Dynamic Materials Corp.	1,875	34,144
Stock Building Supply Holdings, Inc.*	2,172	34,079
Global Brass & Copper Holdings, Inc.	2,433	34,062
Nordic American Offshore Ltd.1	2,114	33,823
Olympic Steel, Inc.	1,658	33,359
RTI International Metals, Inc.*	1,416	33,347
Hornbeck Offshore Services, Inc.*	1,054	32,316
Trinseo S.A.*	2,104	30,403
Myers Industries, Inc.	1,984	29,641
Vicor Corp.*	1,883	25,628
Mesa Laboratories, Inc.	299	22,834
PAM Transportation Services, Inc.*	504	21,662
Columbus McKinnon Corp.	761	21,650
TriMas Corp.*	683	21,624
Patriot Transportation Holding, Inc.*	507	21,477
VSE Corp.	346	20,857
Energy Recovery, Inc.*,1	4,548	20,830
Heritage-Crystal Clean, Inc.*	1,148	20,825
SIFCO Industries, Inc.	604	20,547
GP Strategies Corp.*	617	20,460
Frontline Ltd.*,1	14,370	20,262
Sterling Construction Company, Inc.*	2,292	20,216
Taser International, Inc.*	1,069	20,140
Swift Transportation Co. — Class A*	815	20,131
Control4 Corp.*	1,295	20,085
Casella Waste Systems, Inc. — Class A*	4,442	19,989
CUI Global, Inc.*	2,439	19,951
Standex International Corp.	231	19,924
Teekay Tankers Ltd. — Class A1	4,698	19,920
Lindsay Corp.1	227	19,908
Graham Corp.	594	19,899
Barnes Group, Inc.	541	19,779
Granite Construction, Inc.	529	19,525
HEICO Corp.	359	19,472
CHC Group Ltd.*,1	2,893	19,441
Universal Truckload Services, Inc.	736	19,372
CIRCOR International, Inc.	257	19,314
Badger Meter, Inc.	339	19,296
Moog, Inc. — Class A*	252	19,288
US Ecology, Inc.	383	19,257
Littelfuse, Inc.	197	19,215
Vishay Precision Group, Inc.*	1,129	19,181
Exponent, Inc.	240	19,157

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

MSA Safety, Inc.	333	$19,138
Matson, Inc.	670	19,088
OSI Systems, Inc.*	269	19,067
International Shipholding Corp.	947	18,978
Park-Ohio Holdings Corp.	357	18,960
Sun Hydraulics Corp.	476	18,950
Werner Enterprises, Inc.	687	18,920
Lydall, Inc.*	610	18,867
Echo Global Logistics, Inc.*	719	18,787
Teledyne Technologies, Inc.*	181	18,757
Orion Marine Group, Inc.*	1,710	18,742
Marten Transport Ltd.	953	18,698
Knight Transportation, Inc.	639	18,697
DHT Holdings, Inc.	2,803	18,668
Tennant Co.	253	18,653
Air Transport Services Group, Inc.*	2,280	18,650
Kaman Corp.	433	18,645
Atlas Air Worldwide Holdings, Inc.*	505	18,645
ESCO Technologies, Inc.	489	18,592
Fabrinet*	1,018	18,538
AZZ, Inc.	396	18,517
CAI International, Inc.*	877	18,461
Generac Holdings, Inc.*	407	18,453
Hyster-Yale Materials Handling, Inc.	235	18,445
EMCOR Group, Inc.	417	18,402
Esterline Technologies Corp.*	157	18,386
Navios Maritime Acquisition Corp.	5,797	18,376
Briggs & Stratton Corp.	907	18,330
FARO Technologies, Inc.*	327	18,312
Tetra Tech, Inc.	683	18,311
Heartland Express, Inc.	728	18,302
Albany International Corp. — Class A	484	18,285
XPO Logistics, Inc.*	458	18,283
Rogers Corp.*	266	18,186
Franklin Electric Company, Inc.	486	18,147
CLARCOR, Inc.	271	18,146
Xerium Technologies, Inc.*	1,215	18,128
YRC Worldwide, Inc.*	844	18,095
Textainer Group Holdings Ltd.	525	18,082
John Bean Technologies Corp.	603	18,072
Brady Corp. — Class A	758	18,072
Advanced Energy Industries, Inc.*	913	18,059
ExOne Co.*,1	735	18,059
Cubic Corp.	374	18,042
Nordic American Tankers Ltd.	2,135	18,041
Applied Industrial Technologies, Inc.	369	18,011
AAR Corp.	679	17,994
Woodward, Inc.	351	17,975
Gorman-Rupp Co.	566	17,965
MYR Group, Inc.*	692	17,950
Altra Industrial Motion Corp.	569	17,935
Hurco Companies, Inc.	465	17,916
Federal Signal Corp.	1,261	17,906
Forward Air Corp.	374	17,903
Alamo Group, Inc.	417	17,864
Kadant, Inc.	432	17,859
CECO Environmental Corp.	1,247	17,857
Scorpio Tankers, Inc.	2,045	17,853
UTI Worldwide, Inc.*	1,632	17,838
EnerSys	284	17,835
Astronics Corp.*	344	17,823
General Finance Corp.*	2,058	17,740
GenCorp, Inc.*	1,045	17,723
TAL International Group, Inc.	410	17,683
Astec Industries, Inc.	465	17,628
EnPro Industries, Inc.*	273	17,617
Argan, Inc.	505	17,579
Curtiss-Wright Corp.	253	17,510
Furmanite Corp.*	2,339	17,496
ArcBest Corp.	452	17,492
Tutor Perini Corp.*	624	17,478
Kratos Defense & Security Solutions, Inc.*	2,493	17,376
Watts Water Technologies, Inc. — Class A	286	17,340
LMI Aerospace, Inc.*	1,311	17,279
Aerovironment, Inc.*	563	17,256
Advanced Emissions Solutions, Inc.*	853	17,248
Ship Finance International Ltd.	1,003	17,242
Itron, Inc.*	441	17,168
Dycom Industries, Inc.*	545	17,108
Sanmina Corp.*	682	17,098
Knightsbridge Tankers Ltd.	1,945	17,077
Encore Wire Corp.	450	17,073
Quality Distribution, Inc.*	1,317	17,068
Navios Maritime Holdings, Inc.	2,864	16,869
USA Truck, Inc.*	998	16,866
Blount International, Inc.*	1,100	16,841
Saia, Inc.*	343	16,814
Raven Industries, Inc.	663	16,807
Actuant Corp. — Class A	530	16,796
Celadon Group, Inc.	862	16,775
KEMET Corp.*	3,494	16,771
Intevac, Inc.*	2,266	16,768
Harsco Corp.	772	16,737
GSI Group, Inc.*	1,297	16,666
II-VI, Inc.*	1,225	16,525
Twin Disc, Inc.	635	16,523
CTS Corp.	894	16,450
Bel Fuse, Inc. — Class B	578	16,352
Manitex International, Inc.*	1,430	16,345
Ultrapetrol Bahamas Ltd.*	5,429	16,341
Erickson, Inc.*,1	1,163	16,329
NVE Corp.*	226	16,200
Power Solutions International, Inc.*	247	16,179
FreightCar America, Inc.	489	16,122
Plexus Corp.*	389	16,085
Ducommun, Inc.*	609	16,084

58 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Drew Industries, Inc.	331	$15,908
Sparton Corp.*	587	15,908
FEI Co.	188	15,845
Global Power Equipment Group, Inc.	1,162	15,838
Orbital Sciences Corp.*	601	15,806
MasTec, Inc.*	551	15,781
Checkpoint Systems, Inc.*	1,190	15,779
Stoneridge, Inc.*	1,209	15,705
Powell Industries, Inc.	344	15,662
Proto Labs, Inc.*	239	15,623
Multi-Fineline Electronix, Inc.*	1,536	15,591
Park Electrochemical Corp.	604	15,583
Benchmark Electronics, Inc.*	656	15,560
Revolution Lighting Technologies, Inc.*,1	8,982	15,539
Smith & Wesson Holding Corp.*,1	1,528	15,524
Hub Group, Inc. — Class A*	425	15,423
Fluidigm Corp.*	530	15,370
GasLog Ltd.	737	15,344
Coherent, Inc.*	234	15,245
Baltic Trading Ltd.	4,062	15,233
Electro Scientific Industries, Inc.	2,140	15,194
Methode Electronics, Inc.	385	15,161
Newport Corp.*	847	15,153
DXP Enterprises, Inc.*	226	14,982
Ardmore Shipping Corp.	1,477	14,962
Hillenbrand, Inc.	449	14,947
American Railcar Industries, Inc.	226	14,873
Roadrunner Transportation Systems, Inc.*	721	14,860
Viasystems Group, Inc.*	930	14,759
TTM Technologies, Inc.*	2,131	14,725
General Cable Corp.	1,038	14,708
National Presto Industries, Inc.	233	14,693
GrafTech International Ltd.*	3,420	14,672
Globant SA*	1,129	14,609
Greenbrier Companies, Inc.	232	14,509
AM Castle & Co.*	1,968	14,465
Cognex Corp.*	360	14,242
Rofin-Sinar Technologies, Inc.*	634	14,195
M/A-COM Technology Solutions Holdings, Inc.*	641	14,096
Aegion Corp. — Class A*	766	14,033
Imprivata, Inc.*	894	13,937
Applied Optoelectronics, Inc.*	863	13,929
Mistras Group, Inc.*	842	13,885
Universal Display Corp.*	441	13,794
ARC Group Worldwide, Inc.*	1,001	13,654
Scorpio Bulkers, Inc.*	2,780	13,594
Dorian LPG Ltd.*	943	13,513
Safe Bulkers, Inc.	2,511	13,409
American Science & Engineering, Inc.	236	13,051
Sturm Ruger & Company, Inc.	304	12,671
Chart Industries, Inc.*	267	12,429
Layne Christensen Co.*	1,681	12,103
Turtle Beach Corp.*	2,086	12,057
InvenSense, Inc. — Class A*,1	737	11,947
Total Industrial		5,425,150

FINANCIAL - 11.1%
WageWorks, Inc.*	364	20,752
Marlin Business Services Corp.	939	19,851
Aircastle Ltd.	1,027	19,595
Ellie Mae, Inc.*	437	16,772
Acacia Research Corp.	923	16,614
Outerwall, Inc.*	258	16,324
Caesars Acquisition Co. — Class A*	1,454	15,180
ESB Financial Corp.	765	14,276
United Insurance Holdings Corp.	706	13,837
Universal Insurance Holdings, Inc.	748	13,089
HCI Group, Inc.	254	12,912
Federated National Holding Co.	384	12,849
Janus Capital Group, Inc.	829	12,427
WisdomTree Investments, Inc.	817	12,051
Gain Capital Holdings, Inc.	1,400	11,984
Heritage Insurance Holdings, Inc.*	665	11,810
Aviv REIT, Inc.	344	11,603
Hudson Valley Holding Corp.	509	11,574
Walker & Dunlop, Inc.*	718	11,567
Enterprise Bancorp, Inc.	484	11,389
Great Southern Bancorp, Inc.	295	11,213
CommunityOne Bancorp*	1,039	11,055
Alexander’s, Inc.	25	11,050
NewStar Financial, Inc.*	807	11,039
Saul Centers, Inc.	200	10,990
Stewart Information Services Corp.	310	10,949
Crawford & Co. — Class B	1,075	10,944
Westwood Holdings Group, Inc.	162	10,935
Credit Acceptance Corp.*	74	10,919
Financial Engines, Inc.	273	10,885
CubeSmart	515	10,841
Suffolk Bancorp	472	10,837
Radian Group, Inc.	643	10,835
STAG Industrial, Inc.	444	10,834
Portfolio Recovery Associates, Inc.*	171	10,816
Universal Health Realty Income Trust	223	10,804
BGC Partners, Inc. — Class A	1,274	10,804
First Citizens BancShares, Inc. — Class A	43	10,802
Preferred Bank/Los Angeles CA	406	10,791
Palmetto Bancshares, Inc.	648	10,770
Seacoast Banking Corporation of Florida*	844	10,769
Cedar Realty Trust, Inc.	1,564	10,760
Calamos Asset Management, Inc. — Class A	783	10,727
AmTrust Financial Services, Inc.1	239	10,724
Camden National Corp.	262	10,718
Citizens, Inc.*	1,469	10,709
Guaranty Bancorp	679	10,708
Trico Bancshares	407	10,704
Springleaf Holdings, Inc.*	286	10,702

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Safety Insurance Group, Inc.	171	$10,667
GAMCO Investors, Inc. — Class A	129	10,658
DCT Industrial Trust, Inc.	1,242	10,644
NewBridge Bancorp*	1,197	10,641
QTS Realty Trust, Inc. — Class A	302	10,636
West Bancorporation, Inc.	641	10,628
Ashford Hospitality Prime, Inc.	613	10,623
S&T Bancorp, Inc.	385	10,622
American Assets Trust, Inc.	277	10,620
United Fire Group, Inc.	326	10,588
Pacific Premier Bancorp, Inc.*	654	10,587
First Industrial Realty Trust, Inc.	542	10,586
Hallmark Financial Services, Inc.*	907	10,576
BankFinancial Corp.	886	10,569
MidWestOne Financial Group, Inc.	396	10,565
PennyMac Financial Services, Inc. — Class A*	634	10,562
First of Long Island Corp.	401	10,562
DuPont Fabros Technology, Inc.	341	10,560
Selective Insurance Group, Inc.	409	10,560
Sovran Self Storage, Inc.	124	10,551
FelCor Lodging Trust, Inc.	983	10,548
German American Bancorp, Inc.	353	10,544
Blackhawk Network Holdings, Inc.*	305	10,541
Tompkins Financial Corp.	209	10,492
Global Indemnity plc — Class A*	362	10,491
Park Sterling Corp.	1,369	10,487
Acadia Realty Trust	336	10,483
Washington Trust Bancorp, Inc.	273	10,475
LaSalle Hotel Properties	267	10,469
EastGroup Properties, Inc.	152	10,467
RLI Corp.	211	10,463
CNB Financial Corp.	577	10,449
First Defiance Financial Corp.	341	10,444
Independent Bank Corp.	256	10,445
ViewPoint Financial Group, Inc.	383	10,444
Chesapeake Lodging Trust	316	10,441
International Bancshares Corp.	368	10,440
CoreSite Realty Corp.	282	10,440
RLJ Lodging Trust	324	10,439
Pebblebrook Hotel Trust	245	10,437
Sun Communities, Inc.	180	10,435
First Busey Corp.	1,669	10,431
Kennedy-Wilson Holdings, Inc.	385	10,430
National Bankshares, Inc.	333	10,426
First Financial Bankshares, Inc.	328	10,425
Essent Group Ltd.*	428	10,418
Ameris Bancorp	420	10,416
Hampton Roads Bankshares, Inc.*	5,983	10,410
WesBanco, Inc.	302	10,407
CyrusOne, Inc.	381	10,405
Penns Woods Bancorp, Inc.	214	10,385
Banner Corp.	240	10,373
One Liberty Properties, Inc.	453	10,369
Infinity Property & Casualty Corp.	142	10,367
Hersha Hospitality Trust	1,422	10,366
MGIC Investment Corp.*	1,162	10,365
Cass Information Systems, Inc.	218	10,364
BancorpSouth, Inc.	450	10,363
LTC Properties, Inc.	247	10,359
PS Business Parks, Inc.	123	10,359
Ladenburg Thalmann Financial Services, Inc.*	2,425	10,355
MB Financial, Inc.	328	10,348
National Health Investors, Inc.	157	10,348
Eagle Bancorp, Inc.*	288	10,348
Heritage Oaks Bancorp	1,314	10,341
Community Bank System, Inc.	271	10,339
Oppenheimer Holdings, Inc. — Class A	421	10,336
Investors Real Estate Trust	1,230	10,332
Associated Estates Realty Corp.	529	10,331
NBT Bancorp, Inc.	402	10,323
Univest Corporation of Pennsylvania	503	10,322
Sandy Spring Bancorp, Inc.	400	10,320
Equity One, Inc.	430	10,320
Lakeland Bancorp, Inc.	939	10,320
DiamondRock Hospitality Co.	719	10,318
EMC Insurance Group, Inc.	322	10,317
Centerstate Banks, Inc.	886	10,313
Pacific Continental Corp.	715	10,310
Capital City Bank Group, Inc.	682	10,305
National Western Life Insurance Co. — Class A	38	10,298
Healthcare Realty Trust, Inc.	389	10,297
Hudson Pacific Properties, Inc.	377	10,295
Physicians Realty Trust	671	10,293
Strategic Hotels & Resorts, Inc.*	801	10,293
Enterprise Financial Services Corp.	546	10,292
Cardinal Financial Corp.	536	10,291
Sunstone Hotel Investors, Inc.	672	10,288
Western Alliance Bancorporation*	386	10,276
Monmouth Real Estate Investment Corp.	917	10,271
United Financial Bancorp, Inc.	732	10,270
First Financial Northwest, Inc.	885	10,266
Retail Opportunity Investments Corp.	628	10,262
Sabra Health Care REIT, Inc.	359	10,257
Fidelity Southern Corp.	668	10,254
Evercore Partners, Inc. — Class A	198	10,250
TrustCo Bank Corp. NY	1,404	10,249
Chatham Lodging Trust	400	10,248
First NBC Bank Holding Co.*	279	10,248
American Equity Investment Life Holding Co.	397	10,247
Highwoods Properties, Inc.	239	10,246
Provident Financial Services, Inc.	562	10,245
First Merchants Corp.	452	10,238
First Bancorp	565	10,238
National General Holdings Corp.	546	10,238
Financial Institutions, Inc.	407	10,232

60 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Washington Real Estate Investment Trust	362	$10,230
Chambers Street Properties	1,245	10,221
Heartland Financial USA, Inc.	384	10,214
Terreno Realty Corp.	485	10,214
Navigators Group, Inc.*	150	10,214
FBL Financial Group, Inc. — Class A	206	10,213
Park National Corp.	121	10,209
First Financial Bancorp	582	10,208
Agree Realty Corp.	333	10,194
Stock Yards Bancorp, Inc.	306	10,184
First Community Bancshares, Inc.	622	10,182
Rexford Industrial Realty, Inc.	659	10,182
Rouse Properties, Inc.	559	10,180
Education Realty Trust, Inc.	904	10,179
RE/MAX Holdings, Inc. — Class A	318	10,176
Ames National Corp.	410	10,168
Columbia Banking System, Inc.	366	10,167
Brookline Bancorp, Inc.	1,060	10,165
First Financial Corp.	293	10,161
CatchMark Timber Trust, Inc. — Class A	868	10,156
Old Line Bancshares, Inc.	635	10,147
Towne Bank/Portsmouth VA	669	10,142
Old National Bancorp	697	10,141
Nelnet, Inc. — Class A	213	10,137
Renasant Corp.	336	10,130
Alexander & Baldwin, Inc.	253	10,128
First American Financial Corp.	334	10,127
Chemical Financial Corp.	340	10,125
Sterling Bancorp	720	10,123
Meadowbrook Insurance Group, Inc.	1,589	10,122
Northrim BanCorp, Inc.	350	10,115
Cohen & Steers, Inc.	236	10,115
Southwest Bancorp, Inc.	561	10,115
Bank of the Ozarks, Inc.	287	10,114
Hilltop Holdings, Inc.*	459	10,112
Bridge Bancorp, Inc.	385	10,110
Redwood Trust, Inc.	538	10,110
Parkway Properties, Inc.	504	10,105
Lexington Realty Trust	922	10,105
Glacier Bancorp, Inc.	352	10,099
EPR Properties	180	10,098
Fidelity & Guaranty Life	425	10,094
Franklin Financial Corp.*	486	10,089
First BanCorp*	1,936	10,087
United Community Banks, Inc.	559	10,079
United Bankshares, Inc.	294	10,078
Potlatch Corp.	229	10,074
Consumer Portfolio Services, Inc.*	1,426	10,068
WSFS Financial Corp.	128	10,067
Horizon Bancorp	391	10,057
Heritage Financial Corp.	573	10,056
Medical Properties Trust, Inc.	744	10,037
Hancock Holding Co.	285	10,029
Lakeland Financial Corp.	242	10,028
Geo Group, Inc.	251	10,025
New York REIT, Inc.	893	10,020
State Bank Financial Corp.	559	10,017
First Commonwealth Financial Corp.	1,071	10,014
1st Source Corp.	320	10,013
Getty Realty Corp.	538	10,012
Excel Trust, Inc.	770	10,010
First Interstate BancSystem, Inc. — Class A	341	10,005
Berkshire Hills Bancorp, Inc.	388	10,003
Summit Hotel Properties, Inc.	859	9,999
Simmons First National Corp. — Class A	238	9,994
Cousins Properties, Inc.	768	9,992
Flushing Financial Corp.	496	9,989
American Realty Capital Healthcare Trust, Inc.	884	9,989
Argo Group International Holdings Ltd.	179	9,988
Investment Technology Group, Inc.*	557	9,987
PrivateBancorp, Inc. — Class A	309	9,987
Dime Community Bancshares, Inc.	634	9,986
Bank of Marin Bancorp	200	9,984
Whitestone REIT — Class B	664	9,960
Sun Bancorp, Inc.*	493	9,959
CVB Financial Corp.	631	9,957
Kemper Corp.	270	9,950
Yadkin Financial Corp.*	512	9,938
United Community Financial Corp.	1,940	9,933
Capitol Federal Financial, Inc.	775	9,928
AMERISAFE, Inc.	238	9,925
UMH Properties, Inc.	982	9,918
Pinnacle Financial Partners, Inc.	253	9,918
CNO Financial Group, Inc.	547	9,917
CoBiz Financial, Inc.	825	9,917
Capital Bank Financial Corp. — Class A*	383	9,916
IBERIABANK Corp.	144	9,916
Diamond Hill Investment Group, Inc.	74	9,915
Century Bancorp, Inc. — Class A	261	9,913
Ramco-Gershenson Properties Trust	567	9,911
Ashford Hospitality Trust, Inc.	877	9,910
Baldwin & Lyons, Inc. — Class B	368	9,907
Urstadt Biddle Properties, Inc. — Class A	458	9,907
Texas Capital Bancshares, Inc.*	162	9,906
Meta Financial Group, Inc.	264	9,903
Wilshire Bancorp, Inc.	1,000	9,900
Bryn Mawr Bank Corp.	321	9,896
MarketAxess Holdings, Inc.	153	9,891
UMB Financial Corp.	166	9,890
Washington Federal, Inc.	453	9,889
Arrow Financial Corp.	361	9,888
First Connecticut Bancorp, Inc.	632	9,884
EverBank Financial Corp.	516	9,881
Pennsylvania Real Estate Investment Trust	461	9,879
Kansas City Life Insurance Co.	199	9,876
Franklin Street Properties Corp.	823	9,868

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Consolidated-Tomoka Land Co.	189	$9,863
CareTrust REIT, Inc.	635	9,862
Bancorp, Inc.*	1,042	9,857
AmREIT, Inc.	400	9,856
Silvercrest Asset Management Group, Inc. — Class A	660	9,854
City Holding Co.	219	9,853
Gramercy Property Trust, Inc.	1,575	9,844
Umpqua Holdings Corp.	559	9,838
Kite Realty Group Trust	380	9,838
Inland Real Estate Corp.	927	9,835
Peoples Financial Services Corp.	196	9,833
Heritage Commerce Corp.	1,130	9,831
TriState Capital Holdings, Inc.*	1,008	9,828
Stonegate Bank	361	9,816
BNC Bancorp	577	9,815
Investors Bancorp, Inc.	912	9,804
Macatawa Bank Corp.	1,880	9,795
Higher One Holdings, Inc.*	3,807	9,784
Empire State Realty Trust, Inc. — Class A	613	9,783
Hanmi Financial Corp.	456	9,781
Waterstone Financial, Inc.	799	9,780
Community Trust Bancorp, Inc.	272	9,778
Independence Holding Co.	691	9,778
Northwest Bancshares, Inc.	762	9,776
Montpelier Re Holdings Ltd.	295	9,776
Gladstone Commercial Corp.	540	9,774
Atlas Financial Holdings, Inc.*	659	9,773
Enstar Group Ltd.*	66	9,773
South State Corp.	162	9,770
Cowen Group, Inc. — Class A*	2,418	9,769
Bridge Capital Holdings*	405	9,769
Square 1 Financial, Inc. — Class A*	491	9,766
Horace Mann Educators Corp.	321	9,762
First Business Financial Services, Inc.	208	9,761
CU Bancorp*	494	9,757
BBX Capital Corp. — Class A*	530	9,752
iStar Financial, Inc.*	687	9,749
Webster Financial Corp.	311	9,747
Stonegate Mortgage Corp.*	674	9,746
Phoenix Companies, Inc.*	164	9,735
Boston Private Financial Holdings, Inc.	740	9,731
First Bancorp, Inc.	550	9,730
KCG Holdings, Inc. — Class A*	912	9,722
FNB Corp.	760	9,720
Primerica, Inc.	190	9,719
HomeTrust Bancshares, Inc.*	629	9,718
Northfield Bancorp, Inc.	682	9,712
Astoria Financial Corp.	738	9,705
BofI Holding, Inc.*	126	9,705
American National Bankshares, Inc.	401	9,704
National Penn Bancshares, Inc.	943	9,703
First Potomac Realty Trust	776	9,700
Kearny Financial Corp.*	681	9,697
Cathay General Bancorp	367	9,692
Marcus & Millichap, Inc.*	312	9,691
Merchants Bancshares, Inc.	325	9,682
Central Pacific Financial Corp.	512	9,677
Home BancShares, Inc.	303	9,672
Westamerica Bancorporation	196	9,671
FirstMerit Corp.	527	9,670
AG Mortgage Investment Trust, Inc.	507	9,668
Customers Bancorp, Inc.*	506	9,665
SWS Group, Inc.*	1,307	9,659
CYS Investments, Inc.	1,081	9,653
New York Mortgage Trust, Inc.1	1,235	9,645
Employers Holdings, Inc.	473	9,644
Arlington Asset Investment Corp. — Class A	352	9,638
Donegal Group, Inc. — Class A	609	9,634
Resource Capital Corp.	1,821	9,633
Meridian Bancorp, Inc.*	849	9,628
Territorial Bancorp, Inc.	448	9,623
Oritani Financial Corp.	651	9,615
Prosperity Bancshares, Inc.	159	9,602
HFF, Inc. — Class A	305	9,601
Peapack Gladstone Financial Corp.	526	9,600
Maiden Holdings Ltd.	803	9,596
Metro Bancorp, Inc.*	383	9,590
Peoples Bancorp, Inc.	389	9,589
Trustmark Corp.	394	9,586
ServisFirst Bancshares, Inc.	325	9,584
New Residential Investment Corp.	774	9,582
Apollo Residential Mortgage, Inc.	574	9,574
Ryman Hospitality Properties, Inc.	194	9,574
OmniAmerican Bancorp, Inc.	354	9,572
Clifton Bancorp, Inc.	735	9,570
MainSource Financial Group, Inc.	526	9,568
Ambac Financial Group, Inc.*	418	9,564
Government Properties Income Trust	419	9,562
Charter Financial Corp.	843	9,560
Silver Bay Realty Trust Corp.	564	9,549
1st United Bancorp, Inc.	1,078	9,540
Third Point Reinsurance Ltd.*	623	9,532
World Acceptance Corp.*	133	9,531
Mercantile Bank Corp.	483	9,530
Federal Agricultural Mortgage Corp. — Class C	286	9,524
NMI Holdings, Inc. — Class A*	1,064	9,523
Hatteras Financial Corp.	500	9,520
Citizens & Northern Corp.	478	9,512
Invesco Mortgage Capital, Inc.	575	9,511
Beneficial Mutual Bancorp, Inc.*	708	9,508
Anworth Mortgage Asset Corp.	1,832	9,508
Pzena Investment Management, Inc. — Class A	946	9,507
Blue Hills Bancorp, Inc.*	713	9,504

62 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Virtus Investment Partners, Inc.	53	$9,498
OceanFirst Financial Corp.	573	9,495
Piper Jaffray Cos.*	168	9,485
Valley National Bancorp	950	9,481
Dynex Capital, Inc.	1,126	9,481
Cascade Bancorp*	1,854	9,474
National Interstate Corp.	333	9,471
American Residential Properties, Inc.*	498	9,462
CIFC Corp.	1,028	9,458
Platinum Underwriters Holdings Ltd.	151	9,457
eHealth, Inc.*	379	9,456
First Midwest Bancorp, Inc.	563	9,453
International. FCStone, Inc.*	522	9,448
FXCM, Inc. — Class A	574	9,448
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	675	9,437
Republic Bancorp, Inc. — Class A	389	9,433
Armada Hoffler Properties, Inc.	1,005	9,427
BancFirst Corp.	145	9,425
OFG Bancorp	605	9,420
Nicholas Financial, Inc.*	771	9,414
Wintrust Financial Corp.	203	9,403
Symetra Financial Corp.	396	9,385
Encore Capital Group, Inc.*	206	9,375
Starwood Waypoint Residential Trust	358	9,372
Southside Bancshares, Inc.	279	9,369
Bank Mutual Corp.	1,420	9,358
OneBeacon Insurance Group Ltd. — Class A	587	9,351
Bank of Kentucky Financial Corp.	199	9,335
Glimcher Realty Trust	679	9,323
MidSouth Bancorp, Inc.	492	9,318
Trade Street Residential, Inc.	1,349	9,308
CorEnergy Infrastructure Trust, Inc.	1,235	9,275
Apollo Commercial Real Estate Finance, Inc.	564	9,272
Ares Commercial Real Estate Corp.	761	9,254
State Auto Financial Corp.	442	9,251
GFI Group, Inc.	1,681	9,246
Select Income REIT	377	9,240
Banc of California, Inc.	784	9,228
Moelis & Co. — Class A	270	9,223
PennyMac Mortgage Investment Trust	427	9,219
Campus Crest Communities, Inc.	1,453	9,212
Independent Bank Corp.	763	9,209
Walter Investment Management Corp.*	405	9,202
Ladder Capital Corp. — Class A*	484	9,191
Talmer Bancorp, Inc. — Class A	657	9,185
Green Bancorp, Inc.*	537	9,177
Stifel Financial Corp.*	193	9,169
Sierra Bancorp	534	9,163
Colony Financial, Inc.	411	9,157
Greenlight Capital Re Ltd. — Class A*	282	9,151
RAIT Financial Trust	1,248	9,148
Republic First Bancorp, Inc.*	2,303	9,143
Western Asset Mortgage Capital Corp.	607	9,117
American Capital Mortgage Investment Corp.	465	9,109
Fox Chase Bancorp, Inc.	556	9,107
ARMOUR Residential REIT, Inc.	2,298	9,100
Capstead Mortgage Corp.	713	9,062
Forestar Group, Inc.*	519	9,057
HomeStreet, Inc.	519	9,041
Owens Realty Mortgage, Inc.	604	9,030
Union Bankshares Corp.	401	9,014
Altisource Residential Corp.	388	9,009
Mack-Cali Realty Corp.	481	9,009
Greenhill & Company, Inc.	200	9,000
ConnectOne Bancorp, Inc.	485	8,973
BBCN Bancorp, Inc.	630	8,908
Susquehanna Bancshares, Inc.	905	8,878
Flagstar Bancorp, Inc.*	561	8,819
St. Joe Co.*	454	8,694
Manning & Napier, Inc. — Class A	547	8,664
C1 Financial, Inc.*	500	8,635
JG Wentworth Co.*	761	8,462
Independent Bank Group, Inc.	187	8,357
FBR & Co.*	341	8,232
Home Loan Servicing Solutions Ltd.	423	8,126
Opus Bank*	300	7,890
Trupanion, Inc.*	1,111	7,399
Altisource Asset Management Corp.*	13	7,020
Altisource Portfolio Solutions S.A.*	91	6,794
RCS Capital Corp. — Class A	401	6,580
Regional Management Corp.*	514	5,993
Total Financial		4,485,969

CONSUMER, CYCLICAL - 10.8%
Pantry, Inc.*	4,914	126,634
Casey’s General Stores, Inc.	1,417	116,010
Core-Mark Holding Company, Inc.	1,913	111,010
PetMed Express, Inc.1	7,299	96,420
Watsco, Inc.	415	42,172
Unifi, Inc.*	1,378	38,543
Beacon Roofing Supply, Inc.*	1,379	38,157
Installed Building Products, Inc.*	2,583	37,478
Culp, Inc.	1,953	37,049
Interface, Inc. — Class A	2,213	35,474
Dixie Group, Inc.*	4,256	33,537
SkyWest, Inc.	2,045	23,558
Einstein Noah Restaurant Group, Inc.	1,090	22,072
Hawaiian Holdings, Inc.*	1,261	21,866
HNI Corp.	465	21,692
Kimball International, Inc. — Class B	1,157	20,803
Mobile Mini, Inc.	464	20,337
NACCO Industries, Inc. — Class A	343	20,089
Accuride Corp.*	4,150	20,004
Spartan Motors, Inc.	3,483	19,819
UniFirst Corp.	177	19,746
G&K Services, Inc. — Class A	309	19,489

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Douglas Dynamics, Inc.	936	$19,404
Knoll, Inc.	967	19,234
Miller Industries, Inc.	972	19,216
Ruby Tuesday, Inc.*	2,486	19,092
Houston Wire & Cable Co.	1,406	19,065
JetBlue Airways Corp.*	1,644	18,972
DTS, Inc.*	635	18,910
Rush Enterprises, Inc. — Class A*	496	18,897
Republic Airways Holdings, Inc.*	1,496	18,730
United Stationers, Inc.	448	18,713
Build-A-Bear Workshop, Inc. — Class A*	1,104	18,713
Allegiant Travel Co. — Class A	138	18,419
Steelcase, Inc. — Class A	1,039	18,411
Select Comfort Corp.*	715	18,368
Strattec Security Corp.	177	18,358
Big 5 Sporting Goods Corp.	1,484	18,267
Eros International plc*	984	18,165
Herman Miller, Inc.	567	18,144
Monarch Casino & Resort, Inc.*	1,115	18,141
Commercial Vehicle Group, Inc.*	2,763	18,098
Empire Resorts, Inc.*	2,399	17,969
Rentrak Corp.*	233	17,911
Titan Machinery, Inc.*,1	1,301	17,902
Systemax, Inc.*	1,170	17,901
Noodles & Co.*	784	17,899
BJ’s Restaurants, Inc.*	404	17,784
Modine Manufacturing Co.*	1,385	17,770
Weyco Group, Inc.	565	17,599
Wesco Aircraft Holdings, Inc.*	991	17,590
Denny’s Corp.*	2,039	17,576
Zoe’s Kitchen, Inc.*	480	17,501
Ethan Allen Interiors, Inc.	612	17,320
Sonic Corp.	672	16,941
Group 1 Automotive, Inc.	197	16,830
Papa John’s International, Inc.	359	16,787
Del Frisco’s Restaurant Group, Inc.*	722	16,765
Zumiez, Inc.*	502	16,757
Reading International, Inc. — Class A*	1,678	16,729
iRobot Corp.*	467	16,681
Ignite Restaurant Group, Inc.*	2,419	16,667
America’s Car-Mart, Inc.*	362	16,645
Popeyes Louisiana Kitchen, Inc.*	359	16,640
Stein Mart, Inc.	1,231	16,470
New Home Company, Inc.*	1,082	16,413
Vince Holding Corp.*	468	16,404
National CineMedia, Inc.	1,031	16,393
Nathan’s Famous, Inc.*	228	16,389
Winmark Corp.	199	16,374
Speedway Motorsports, Inc.	835	16,341
Universal Electronics, Inc.*	287	16,327
Fiesta Restaurant Group, Inc.*	296	16,324
Speed Commerce, Inc.*	5,494	16,317
Dorman Products, Inc.*	351	16,272
Jack in the Box, Inc.	229	16,268
PC Connection, Inc.	682	16,266
Cracker Barrel Old Country Store, Inc.	141	16,264
Gaiam, Inc. — Class A*	2,148	16,260
Boyd Gaming Corp.*	1,407	16,251
Penn National Gaming, Inc.*	1,240	16,232
Johnson Outdoors, Inc. — Class A	540	16,226
La-Z-Boy, Inc.	709	16,208
Diamond Resorts International, Inc.*	624	16,199
DineEquity, Inc.	182	16,191
Standard Motor Products, Inc.	408	16,124
American Axle & Manufacturing Holdings, Inc.*	833	16,103
ScanSource, Inc.*	420	16,036
Conn’s, Inc.*	515	16,022
Krispy Kreme Doughnuts, Inc.*	845	15,987
Steiner Leisure Ltd.*	379	15,986
Buffalo Wild Wings, Inc.*	107	15,973
Marriott Vacations Worldwide Corp.	230	15,971
Brunswick Corp.	341	15,959
Lifetime Brands, Inc.	932	15,947
Cooper Tire & Rubber Co.	493	15,880
Life Time Fitness, Inc.*	284	15,839
Pool Corp.	265	15,821
Cavco Industries, Inc.*	217	15,813
Fred’s, Inc. — Class A	1,007	15,810
Norcraft Companies, Inc.*	929	15,793
American Woodmark Corp.*	386	15,791
H&E Equipment Services, Inc.	421	15,741
Intrawest Resorts Holdings, Inc.*	1,479	15,737
AMC Entertainment Holdings, Inc. — Class A	619	15,723
Barnes & Noble, Inc.*	719	15,689
MarineMax, Inc.*	818	15,681
Daktronics, Inc.	1,178	15,679
MWI Veterinary Supply, Inc.*	92	15,608
HSN, Inc.	236	15,593
Carrols Restaurant Group, Inc.*	2,022	15,590
Fox Factory Holding Corp.*	920	15,585
Libbey, Inc.*	541	15,554
Kirkland’s, Inc.*	873	15,540
Texas Roadhouse, Inc. — Class A	538	15,532
Superior Industries International, Inc.	796	15,530
West Marine, Inc.*	1,575	15,498
Ruth’s Hospitality Group, Inc.	1,273	15,492
Buckle, Inc.	314	15,490
Asbury Automotive Group, Inc.*	221	15,479
Marcus Corp.	902	15,451
Hibbett Sports, Inc.*	340	15,433
New York & Company, Inc.*	4,719	15,431
Skullcandy, Inc.*	1,850	15,429
Sonic Automotive, Inc. — Class A	618	15,382
Pier 1 Imports, Inc.	1,192	15,377
Wolverine World Wide, Inc.	566	15,361

64 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Destination XL Group, Inc.*	2,926	$15,332
Burlington Stores, Inc.*	365	15,308
La Quinta Holdings, Inc.*	750	15,308
Churchill Downs, Inc.	150	15,297
Interval Leisure Group, Inc.	727	15,296
Scientific Games Corp. — Class A*	1,298	15,278
Motorcar Parts of America, Inc.*	526	15,275
Callaway Golf Co.	1,948	15,272
Columbia Sportswear Co.	396	15,262
Marine Products Corp.	1,808	15,260
Century Communities, Inc.*	825	15,246
Iconix Brand Group, Inc.*	381	15,244
Nautilus, Inc.*	1,139	15,240
Tuesday Morning Corp.*	747	15,231
M/I Homes, Inc.*	707	15,229
LGI Homes, Inc.*	778	15,109
Citi Trends, Inc.*	666	15,085
Bravo Brio Restaurant Group, Inc.*	1,081	14,993
Mattress Firm Holding Corp.*	237	14,976
Movado Group, Inc.	424	14,967
PriceSmart, Inc.	168	14,957
Ryland Group, Inc.	415	14,861
Bob Evans Farms, Inc.	304	14,850
Beazer Homes USA, Inc.*	827	14,828
Regis Corp.	873	14,824
TRI Pointe Homes, Inc.*	1,081	14,799
Bon-Ton Stores, Inc.	1,678	14,783
WCI Communities, Inc.*	788	14,783
Lithia Motors, Inc. — Class A	190	14,748
Famous Dave’s of America, Inc.*	565	14,730
William Lyon Homes — Class A*	622	14,717
Shoe Carnival, Inc.	799	14,702
Black Diamond, Inc.*	1,894	14,697
Biglari Holdings, Inc.*	42	14,665
Vitamin Shoppe, Inc.*	312	14,642
Pep Boys-Manny Moe & Jack*	1,536	14,638
ClubCorp Holdings, Inc.	768	14,638
Bloomin’ Brands, Inc.*	774	14,636
El Pollo Loco Holdings, Inc.*,1	410	14,617
Cheesecake Factory, Inc.	318	14,609
Dana Holding Corp.	714	14,608
Skechers U.S.A., Inc. — Class A*	266	14,564
KB Home	924	14,544
TiVo, Inc.*	1,114	14,538
Carmike Cinemas, Inc.*	453	14,519
Genesco, Inc.*	189	14,494
Vera Bradley, Inc.*	634	14,455
Fuel Systems Solutions, Inc.*	1,566	14,454
Children’s Place, Inc.	293	14,430
Vail Resorts, Inc.	167	14,422
Meritor, Inc.*	1,255	14,420
Sequential Brands Group, Inc.*	1,149	14,408
Morgans Hotel Group Co.*	1,801	14,390
Restoration Hardware Holdings, Inc.*	179	14,377
Stage Stores, Inc.	852	14,373
Meritage Homes Corp.*	390	14,348
Federal-Mogul Holdings Corp.*	917	14,314
Cato Corp. — Class A	400	14,268
Malibu Boats, Inc. — Class A*	764	14,257
Sportsman’s Warehouse Holdings, Inc.*	2,039	14,253
Hovnanian Enterprises, Inc. — Class A*	3,788	14,243
Five Below, Inc.*	357	14,234
International Speedway Corp. — Class A	453	14,192
Pinnacle Entertainment, Inc.*	553	14,173
Office Depot, Inc.*	2,711	14,151
Oxford Industries, Inc.	231	14,149
Men’s Wearhouse, Inc.	300	14,109
Titan International, Inc.	1,336	14,108
Guess?, Inc.	636	14,100
Haverty Furniture Companies, Inc.	639	14,064
Perry Ellis International, Inc.*	687	14,049
Chuy’s Holdings, Inc.*	468	13,998
Escalade, Inc.	1,222	13,980
Sears Hometown and Outlet Stores, Inc.*	929	13,972
Isle of Capri Casinos, Inc.*	1,874	13,924
Belmond Ltd. — Class A*	1,214	13,912
Red Robin Gourmet Burgers, Inc.*	253	13,907
JAKKS Pacific, Inc.*	2,178	13,896
Multimedia Games Holding Company, Inc.*	397	13,855
bebe stores, Inc.	6,048	13,850
Standard Pacific Corp.*	1,867	13,816
Lumber Liquidators Holdings, Inc.*	256	13,766
Arctic Cat, Inc.	408	13,733
Destination Maternity Corp.	915	13,707
Steven Madden Ltd.*	437	13,700
G-III Apparel Group Ltd.*	172	13,648
Brown Shoe Company, Inc.	512	13,614
Tilly’s, Inc. — Class A*	1,909	13,592
Quiksilver, Inc.*	7,739	13,543
Express, Inc.*	904	13,533
Flexsteel Industries, Inc.	394	13,518
Crocs, Inc.*	1,157	13,514
MDC Holdings, Inc.	553	13,504
Jamba, Inc.*	1,008	13,457
Wabash National Corp.*	1,304	13,431
VOXX International Corp. — Class A*	1,573	13,418
Tenneco, Inc.*	256	13,404
ANN, Inc.*	347	13,321
Caesars Entertainment Corp.*,1	1,090	13,287
Remy International, Inc.	709	13,102
Papa Murphy’s Holdings, Inc.*	1,403	13,048
Finish Line, Inc. — Class A	489	12,944
Winnebago Industries, Inc.*	609	12,917
American Eagle Outfitters, Inc.	1,000	12,870
Aeropostale, Inc.*	4,271	12,856
Tower International, Inc.*	523	12,709

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Gentherm, Inc.*	303	$12,635
LeapFrog Enterprises, Inc. — Class A*	2,364	12,576
Cooper-Standard Holding, Inc.*	230	12,553
hhgregg, Inc.*,1	2,419	12,530
Francesca’s Holdings Corp.*	1,027	12,232
Pacific Sunwear of California, Inc.*	7,997	12,155
Tile Shop Holdings, Inc.*	1,399	12,045
Container Store Group, Inc.*	621	11,451
UCP, Inc. — Class A*	774	10,596
EZCORP, Inc. — Class A*	928	10,468
Cash America International, Inc.	211	10,371
First Cash Financial Services, Inc.*	165	9,748
AV Homes, Inc.*	625	9,369
Christopher & Banks Corp.*	1,410	9,207
Total Consumer, Cyclical		4,371,411

COMMUNICATIONS - 10.3%
Consolidated Communications Holdings, Inc.1	5,342	138,357
Inteliquent, Inc.	5,468	92,026
Atlantic Tele-Network, Inc.	1,232	82,778
8x8, Inc.*	10,456	82,185
Lumos Networks Corp.	4,742	81,562
Spok Holdings, Inc.	5,004	81,265
Shenandoah Telecommunications Co.	2,688	79,538
Intelsat S.A.*	4,020	78,229
West Corp.	2,357	75,424
Iridium Communications, Inc.*	7,764	73,758
j2 Global, Inc.	1,362	73,670
ORBCOMM, Inc.*	11,600	73,312
Cincinnati Bell, Inc.*	19,900	73,033
Vonage Holdings Corp.*	20,944	72,885
General Communication, Inc. — Class A*	6,152	72,163
FairPoint Communications, Inc.*	4,336	71,978
IDT Corp. — Class B	4,347	71,639
Hawaiian Telcom Holdco, Inc.*	2,597	69,859
Cogent Communications Holdings, Inc.	2,045	69,407
Gogo, Inc.*,1	3,814	63,352
magicJack VocalTec Ltd.*,1	6,732	62,608
NTELOS Holdings Corp.	6,048	60,963
Premiere Global Services, Inc.*	5,599	58,622
Globalstar, Inc.*,1	17,717	41,989
RigNet, Inc.*	925	40,191
Move, Inc.*	1,002	20,992
Gigamon, Inc.*	1,379	20,602
Dice Holdings, Inc.*	2,048	20,418
VASCO Data Security International, Inc.*	803	20,331
TubeMogul, Inc.*	1,278	19,861
Infinera Corp.*	1,363	19,804
Overstock.com, Inc.*	819	18,934
Global Sources Ltd.*	2,548	18,677
Entravision Communications Corp. — Class A	3,617	18,663
RetailMeNot, Inc.*	879	18,512
Oplink Communications, Inc.	880	18,347
HealthStream, Inc.*	592	18,328
InterDigital, Inc.	368	18,190
Sapient Corp.*	1,046	18,116
Preformed Line Products Co.	315	17,952
Numerex Corp. — Class A*	1,371	17,878
Internap Network Services Corp.*	2,215	17,742
Entercom Communications Corp. — Class A*	1,724	17,723
Zendesk, Inc.*	673	17,498
ShoreTel, Inc.*	2,147	17,369
Calix, Inc.*	1,600	17,296
Clearfield, Inc.*	1,166	17,117
Meredith Corp.	328	17,101
Blue Nile, Inc.*	479	17,005
Martha Stewart Living Omnimedia, Inc. — Class A*	3,890	16,844
TechTarget, Inc.*	1,747	16,666
Stamps.com, Inc.*	451	16,642
comScore, Inc.*	394	16,603
ViaSat, Inc.*	265	16,600
ReachLocal, Inc.*	3,663	16,593
Hemisphere Media Group, Inc.*	1,292	16,538
XO Group, Inc.*	1,283	16,333
1-800-Flowers.com, Inc. — Class A*	2,030	16,301
New Media Investment Group, Inc.	855	16,296
Brightcove, Inc.*	2,537	16,262
ParkerVision, Inc.*,1	12,407	16,253
RF Micro Devices, Inc.*	1,244	16,184
New York Times Co. — Class A	1,256	16,127
Coupons.com, Inc.*	1,156	16,092
RingCentral, Inc. — Class A*	1,223	16,070
Media General, Inc. — Class A*	1,075	16,061
KVH Industries, Inc.*	1,243	16,060
Crown Media Holdings, Inc. — Class A*	4,599	16,051
CalAmp Corp.*	830	16,002
Gray Television, Inc.*	1,730	15,985
Sinclair Broadcast Group, Inc. — Class A	550	15,978
Nexstar Broadcasting Group, Inc. — Class A	354	15,972
Lands’ End, Inc.*	336	15,950
ePlus, Inc.*	261	15,939
Journal Communications, Inc. — Class A*	1,615	15,843
Perficient, Inc.*	955	15,834
Blucora, Inc.*	934	15,831
Telenav, Inc.*	2,188	15,797
NETGEAR, Inc.*	464	15,795
Plantronics, Inc.	304	15,768
VirnetX Holding Corp.*,1	2,686	15,767
EW Scripps Co. — Class A*	818	15,706
Q2 Holdings, Inc.*	1,040	15,694
GTT Communications, Inc.*	1,208	15,680
Intralinks Holdings, Inc.*	1,814	15,673
AH Belo Corp. — Class A	1,359	15,642
Millennial Media, Inc.*,1	7,625	15,631
Scholastic Corp.	449	15,630
Tessco Technologies, Inc.	492	15,621

66 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

ValueVision Media, Inc. — Class A*	2,757	$15,605
Chegg, Inc.*,1	2,344	15,588
NeuStar, Inc. — Class A*	590	15,582
Lionbridge Technologies, Inc.*	3,225	15,577
Lee Enterprises, Inc.*	4,172	15,562
Shutterstock, Inc.*	200	15,552
Loral Space & Communications, Inc.*	203	15,530
Liquidity Services, Inc.*	1,215	15,528
Polycom, Inc.*	1,183	15,474
Saga Communications, Inc. — Class A	385	15,439
Wix.com Ltd.*	908	15,427
NIC, Inc.	837	15,426
Endurance International Group Holdings, Inc.*	928	15,423
Harmonic, Inc.*	2,306	15,381
LogMeIn, Inc.*	320	15,376
Global Eagle Entertainment, Inc.*	1,255	15,349
GrubHub, Inc.*	422	15,344
Ixia*	1,591	15,321
Central European Media Enterprises Ltd. — Class A*	6,286	15,275
Limelight Networks, Inc.*	6,257	15,267
Marketo, Inc.*	473	15,264
Vringo, Inc.*,1	14,788	15,232
Marin Software, Inc.*	1,694	15,161
Bazaarvoice, Inc.*	2,031	15,131
MDC Partners, Inc. — Class A	730	15,111
Orbitz Worldwide, Inc.*	1,827	15,109
Cyan, Inc.*	4,784	15,070
Angie’s List, Inc.*	2,161	15,062
TeleCommunication Systems, Inc. — Class A*	5,229	15,060
Oclaro, Inc.*	9,569	15,023
Townsquare Media, Inc. — Class A*	1,190	15,006
Daily Journal Corp.*	82	14,977
Rocket Fuel, Inc.*,1	957	14,948
Cinedigm Corp. — Class A*	9,632	14,930
Conversant, Inc.*	422	14,876
Web.com Group, Inc.*	724	14,864
FTD Companies, Inc.*	421	14,811
YuMe, Inc.*,1	2,958	14,760
ADTRAN, Inc.	695	14,741
Comtech Telecommunications Corp.	387	14,733
Alliance Fiber Optic Products, Inc.	1,138	14,692
Anixter International, Inc.	172	14,649
EarthLink Holdings Corp.	4,090	14,642
Harte-Hanks, Inc.	2,249	14,641
Houghton Mifflin Harcourt Co.*	730	14,607
Aruba Networks, Inc.*	676	14,588
Reis, Inc.	622	14,555
Salem Communications Corp. — Class A	1,886	14,541
McClatchy Co. — Class A*	4,078	14,518
RealNetworks, Inc.*	2,091	14,428
DigitalGlobe, Inc.*	504	14,409
Time, Inc.	637	14,390
Sonus Networks, Inc.*	4,101	14,230
Ruckus Wireless, Inc.*	1,094	14,200
Ciena Corp.*	844	14,146
Finisar Corp.*	845	14,128
ModusLink Global Solutions, Inc.*	4,033	14,116
QuinStreet, Inc.*	3,435	13,912
Black Box Corp.	631	13,876
Zix Corp.*	4,195	13,844
Rubicon Project, Inc.*	1,205	13,809
Comverse, Inc.*	631	13,756
TrueCar, Inc.*,1	818	13,742
Bankrate, Inc.*	1,264	13,727
Cumulus Media, Inc. — Class A*	3,554	13,718
Textura Corp.*	511	13,613
Trulia, Inc.*	291	13,575
Ubiquiti Networks, Inc.	379	13,557
WebMD Health Corp. — Class A*	314	13,402
Tremor Video, Inc.*	5,697	13,388
Rightside Group Ltd.*	1,381	13,078
ChannelAdvisor Corp.*	935	12,987
World Wrestling Entertainment, Inc. — Class A1	1,040	12,844
Marchex, Inc. — Class B	3,332	12,762
Radio One, Inc. — Class D*	4,913	12,233
Travelzoo, Inc.*	931	12,187
Borderfree, Inc.*	1,107	12,133
Shutterfly, Inc.*	289	12,089
Unwired Planet, Inc.*	7,746	12,006
Dex Media, Inc.*,1	1,531	11,926
Extreme Networks, Inc.*	3,218	11,553
Procera Networks, Inc.*	1,525	11,422
Demand Media, Inc.*	1,620	11,405
Sizmek, Inc.*	1,824	10,452
Safeguard Scientifics, Inc.*	495	9,875
Aerohive Networks, Inc.*	1,924	9,620
Covisint Corp.*	193	558
Total Communications		4,148,987

ENERGY - 8.6%
Pattern Energy Group, Inc.	2,212	63,661
Gulf Island Fabrication, Inc.	2,128	44,986
Helix Energy Solutions Group, Inc.*	1,647	43,875
Walter Energy, Inc.1	17,762	42,807
Alon USA Energy, Inc.	2,633	42,232
Isramco, Inc.*	322	42,181
Trecora Resources*	3,145	41,357
Western Refining, Inc.	905	41,259
Apco Oil and Gas International, Inc.*	2,866	41,069
SEACOR Holdings, Inc.*	497	40,977
Natural Gas Services Group, Inc.*	1,590	40,911
Enphase Energy, Inc.*	2,706	40,644
Contango Oil & Gas Co.*	1,093	39,971
Renewable Energy Group, Inc.*	3,757	39,561
SunCoke Energy, Inc.*	1,644	39,292

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Evolution Petroleum Corp.	4,135	$39,117
FutureFuel Corp.	2,878	38,335
Delek US Holdings, Inc.	1,130	38,296
Westmoreland Coal Co.*	1,046	38,252
Matrix Service Co.*	1,525	38,217
Hallador Energy Co.	3,163	37,956
Solazyme, Inc.*,1	4,945	37,928
FX Energy, Inc.*,1	12,611	37,833
Arch Coal, Inc.1	17,515	37,832
RSP Permian, Inc.*	1,545	37,806
Synergy Resources Corp.*	3,036	37,009
Matador Resources Co.*	1,515	36,769
FuelCell Energy, Inc.*,1	18,188	36,740
Cloud Peak Energy, Inc.*	3,068	36,724
TerraForm Power, Inc. — Class A*	1,285	36,571
ION Geophysical Corp.*	13,001	36,403
Carrizo Oil & Gas, Inc.*	696	36,150
Diamondback Energy, Inc.*	521	35,657
Tesco Corp.	1,867	35,548
Pacific Ethanol, Inc.*	2,514	35,473
REX American Resources Corp.*	486	35,361
Newpark Resources, Inc.*	3,091	35,330
Harvest Natural Resources, Inc.*	9,411	35,009
SemGroup Corp. — Class A	456	34,998
North Atlantic Drilling Ltd.	5,647	34,955
Green Plains, Inc.	1,020	34,884
Exterran Holdings, Inc.	875	34,414
Mitcham Industries, Inc.*	3,351	34,180
TransAtlantic Petroleum Ltd.*	4,090	33,743
Parker Drilling Co.*	7,521	33,393
Rosetta Resources, Inc.*	869	33,048
Forum Energy Technologies, Inc.*	1,204	32,869
Adams Resources & Energy, Inc.	778	32,715
PetroQuest Energy, Inc.*	6,954	32,684
VAALCO Energy, Inc.*	4,394	32,603
Clean Energy Fuels Corp.*,1	4,451	32,537
TETRA Technologies, Inc.*	3,369	32,107
Clayton Williams Energy, Inc.*	383	31,843
Parsley Energy, Inc. — Class A*	1,862	31,598
Flotek Industries, Inc.*	1,410	31,246
PDC Energy, Inc.*	714	31,216
Dawson Geophysical Co.	1,829	31,075
Bonanza Creek Energy, Inc.*	677	30,627
Alpha Natural Resources, Inc.*,1	15,569	30,515
Geospace Technologies Corp.*	989	30,451
Kodiak Oil & Gas Corp.*	2,807	30,288
EXCO Resources, Inc.1	9,930	30,287
W&T Offshore, Inc.	3,304	30,033
CARBO Ceramics, Inc.	579	29,917
Eclipse Resources Corp.*	2,272	29,786
Miller Energy Resources, Inc.*,1	8,502	29,587
Abraxas Petroleum Corp.*	7,152	29,538
Stone Energy Corp.*	1,202	29,449
Magnum Hunter Resources Corp.*	6,305	29,255
Amyris, Inc.*,1	9,578	28,926
Northern Oil and Gas, Inc.*	2,556	28,883
Halcon Resources Corp.*,1	9,250	28,768
Callon Petroleum Co.*	4,304	28,234
Hercules Offshore, Inc.*	16,666	27,499
Triangle Petroleum Corp.*	3,455	26,776
Penn Virginia Corp.*	3,068	26,293
Bill Barrett Corp.*	1,724	26,205
Panhandle Oil and Gas, Inc. — Class A	1,264	25,988
Vantage Drilling Co.*	26,831	25,959
Swift Energy Co.*,1	3,753	25,708
Willbros Group, Inc.*	4,324	25,382
C&J Energy Services, Inc.*	1,302	25,142
Approach Resources, Inc.*,1	2,531	25,057
Forest Oil Corp.*	30,758	24,914
Pioneer Energy Services Corp.*	2,708	24,859
Jones Energy, Inc. — Class A*	2,008	24,819
Independence Contract Drilling, Inc.*	3,345	24,519
Gastar Exploration, Inc.*	6,112	24,448
Warren Resources, Inc.*	6,993	24,196
McDermott International, Inc.*	6,274	24,092
Energy XXI Bermuda Ltd.	3,119	23,985
Sanchez Energy Corp.*	1,399	23,881
BPZ Resources, Inc.*	19,204	23,813
Comstock Resources, Inc.	1,970	23,325
Key Energy Services, Inc.*	7,612	23,140
Quicksilver Resources, Inc.*,1	42,036	22,977
Nuverra Environmental Solutions, Inc.*,1	2,397	22,700
Rex Energy Corp.*	2,879	22,571
Basic Energy Services, Inc.*	1,708	22,033
Goodrich Petroleum Corp.*,1	2,548	20,996
Resolute Energy Corp.*	5,613	19,533
Midstates Petroleum Company, Inc.*,1	6,358	18,883
Bristow Group, Inc.	255	18,845
Emerald Oil, Inc.*,1	5,921	18,829
Plug Power, Inc.*,1	3,977	18,732
PHI, Inc.*	403	18,030
Primoris Services Corp.	618	17,749
Thermon Group Holdings, Inc.*	692	16,864
Vertex Energy, Inc.*	2,611	16,502
Gulfmark Offshore, Inc. — Class A	513	15,472
American Eagle Energy Corp.*	8,860	15,416
Total Energy		3,451,883

TECHNOLOGY - 7.3%
inContact, Inc.*	7,872	70,060
Cabot Microelectronics Corp.*	845	40,755
Digital River, Inc.*	1,006	25,722
Engility Holdings, Inc.*	530	22,895
Maxwell Technologies, Inc.*	1,869	21,792
Imperva, Inc.*	521	21,344
Digimarc Corp.	719	20,844
MAXIMUS, Inc.	425	20,595

68 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

Cray, Inc.*	575	$19,930
Convergys Corp.	957	19,302
Barracuda Networks, Inc.*	599	19,258
ExlService Holdings, Inc.*	688	19,257
RealPage, Inc.*,1	959	19,054
InnerWorkings, Inc.*	2,096	19,033
QLogic Corp.*	1,594	18,826
Sykes Enterprises, Inc.*	865	18,632
Mercury Systems, Inc.*	1,330	18,593
Tyler Technologies, Inc.*	165	18,466
Qualys, Inc.*	569	18,253
Vocera Communications, Inc.*	1,743	18,040
MicroStrategy, Inc. — Class A*	112	18,019
TeleTech Holdings, Inc.*	692	17,861
Constant Contact, Inc.*	501	17,715
Manhattan Associates, Inc.*	440	17,648
Electronics for Imaging, Inc.*	386	17,648
Callidus Software, Inc.*	1,252	17,641
Actua Corp.*	930	17,484
Synchronoss Technologies, Inc.*	338	17,464
FleetMatics Group plc*	470	17,456
Proofpoint, Inc.*	394	17,352
Entegris, Inc.*	1,276	17,328
Violin Memory, Inc.*,1	3,580	17,327
2U, Inc.*	946	17,218
RealD, Inc.*	1,515	17,150
EPAM Systems, Inc.*	359	17,139
Interactive Intelligence Group, Inc.*	355	17,132
Rosetta Stone, Inc.*	1,790	17,130
CEVA, Inc.*	1,047	17,067
Blackbaud, Inc.	383	17,043
Virtusa Corp.*	415	17,007
Datalink Corp.*	1,343	16,989
CACI International, Inc. — Class A*	206	16,952
Super Micro Computer, Inc.*	528	16,875
Brooks Automation, Inc.	1,366	16,843
LivePerson, Inc.*	1,166	16,790
QAD, Inc. — Class A	780	16,778
Take-Two Interactive Software, Inc.*	634	16,769
Unisys Corp.*	651	16,692
Demandware, Inc.*	278	16,666
SYNNEX Corp.	240	16,603
Pericom Semiconductor Corp.*	1,516	16,570
MTS Systems Corp.	251	16,569
Dot Hill Systems Corp.*	4,183	16,523
Tessera Technologies, Inc.	542	16,471
Axcelis Technologies, Inc.*	7,547	16,452
SPS Commerce, Inc.*	282	16,441
Pegasystems, Inc.	756	16,382
Progress Software Corp.*	632	16,369
PROS Holdings, Inc.*	585	16,368
Emulex Corp.*	2,888	16,346
Inphi Corp.*	1,055	16,332
Guidewire Software, Inc.*	327	16,330
Merge Healthcare, Inc.*	5,938	16,330
Silicon Laboratories, Inc.*	358	16,320
Infoblox, Inc.*	1,011	16,318
Ambarella, Inc.*	368	16,299
TriQuint Semiconductor, Inc.*	753	16,288
Photronics, Inc.*	1,807	16,245
Tangoe, Inc.*	1,107	16,240
Digi International, Inc.*	1,957	16,204
SS&C Technologies Holdings, Inc.*	334	16,139
DSP Group, Inc.*	1,664	16,124
American Software, Inc. — Class A	1,669	16,123
Luxoft Holding, Inc.*	403	16,116
Nimble Storage, Inc.*	589	16,115
IXYS Corp.	1,375	16,046
Acxiom Corp.*	851	16,033
Quantum Corp.*	12,513	16,017
MKS Instruments, Inc.	439	15,980
Science Applications International Corp.	326	15,945
AVG Technologies N.V.*	888	15,913
Verint Systems, Inc.*	276	15,867
Omnicell, Inc.*	491	15,864
Sapiens International Corporation N.V.*	2,003	15,864
FormFactor, Inc.*	1,989	15,852
Kopin Corp.*	4,159	15,804
Ultimate Software Group, Inc.*	105	15,803
Actuate Corp.*	3,679	15,783
Qlik Technologies, Inc.*	550	15,593
Integrated Device Technology, Inc.*	946	15,524
Diodes, Inc.*	601	15,524
Silicon Image, Inc.*	2,893	15,506
Veeco Instruments, Inc.*	429	15,440
Exar Corp.*	1,616	15,433
Ebix, Inc.1	1,046	15,429
ACI Worldwide, Inc.*	801	15,411
Microsemi Corp.*	590	15,381
Jive Software, Inc.*	2,516	15,373
BroadSoft, Inc.*	671	15,366
Dealertrack Technologies, Inc.*	326	15,338
Paycom Software, Inc.*	862	15,301
Silver Spring Networks, Inc.*	1,590	15,232
Everyday Health, Inc.*	1,112	15,202
PMC-Sierra, Inc.*	1,944	15,144
Cornerstone OnDemand, Inc.*	417	15,125
Cavium, Inc.*	293	15,034
Envestnet, Inc.*	337	14,970
Cascade Microtech, Inc.*	1,393	14,961
ManTech International Corp. — Class A	529	14,897
MobileIron, Inc.*	1,479	14,879
OmniVision Technologies, Inc.*	555	14,863
iGATE Corp.*	401	14,857
Carbonite, Inc.*	1,356	14,835
Model N, Inc.*	1,520	14,820

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

International Rectifier Corp.*	372	$14,794
OPOWER, Inc.*	814	14,782
Micrel, Inc.	1,214	14,738
Aspen Technology, Inc.*	399	14,735
Mentor Graphics Corp.	694	14,706
Peregrine Semiconductor Corp.*	1,183	14,705
Insight Enterprises, Inc.*	645	14,674
Syntel, Inc.*	169	14,637
Monolithic Power Systems, Inc.	330	14,583
Quality Systems, Inc.	965	14,581
CSG Systems International, Inc.	550	14,581
Cypress Semiconductor Corp.	1,467	14,538
Monotype Imaging Holdings, Inc.	508	14,534
MaxLinear, Inc. — Class A*	2,048	14,520
Vitesse Semiconductor Corp.*	4,171	14,515
Computer Programs & Systems, Inc.	230	14,485
Integrated Silicon Solution, Inc.	1,066	14,476
Cvent, Inc.*	558	14,475
Guidance Software, Inc.*	2,140	14,402
Rubicon Technology, Inc.*	3,246	14,380
Benefitfocus, Inc.*	516	14,298
Rudolph Technologies, Inc.*	1,621	14,232
Ultra Clean Holdings, Inc.*	1,621	14,232
Alpha & Omega Semiconductor Ltd.*	1,531	14,192
MedAssets, Inc.*	655	14,187
Fairchild Semiconductor International, Inc. — Class A*	923	14,168
SciQuest, Inc.*	950	14,165
Seachange International, Inc.*	2,091	14,135
Ciber, Inc.*	4,319	14,123
Mavenir Systems, Inc.*	1,146	14,050
Compuware Corp.	1,379	13,997
Bottomline Technologies de, Inc.*	557	13,975
Agilysys, Inc.*	1,230	13,899
Applied Micro Circuits Corp.*	2,122	13,729
Silicon Graphics International Corp.*	1,579	13,706
Immersion Corp.*	1,621	13,649
Power Integrations, Inc.	270	13,597
Rambus, Inc.*	1,186	13,580
Medidata Solutions, Inc.*	300	13,533
Eastman Kodak Co.*	627	13,524
Semtech Corp.*	532	13,502
Spansion, Inc. — Class A*	656	13,500
QuickLogic Corp.*,1	4,663	13,429
Intersil Corp. — Class A	1,006	13,370
Synaptics, Inc.*	195	13,344
Cirrus Logic, Inc.*	691	13,336
Entropic Communications, Inc.*	5,324	13,310
Lattice Semiconductor Corp.*	1,968	13,205
Epiq Systems, Inc.	816	13,089
Nanometrics, Inc.*	966	13,080
CommVault Systems, Inc.*	294	13,036
Castlight Health, Inc. — Class B*,1	1,039	12,998
Xcerra Corp.*	1,527	12,964
Rally Software Development Corp.*	1,268	12,959
Varonis Systems, Inc.*	656	12,779
KEYW Holding Corp.*,1	1,240	12,586
Park City Group, Inc.*,1	1,486	12,512
Cohu, Inc.	1,222	12,464
Kofax Ltd.*	1,926	12,230
Ultratech, Inc.*	638	12,205
NetScout Systems, Inc.*	328	12,090
Amber Road, Inc.*	898	11,988
Computer Task Group, Inc.	1,304	11,475
Amkor Technology, Inc.*	1,669	11,316
PDF Solutions, Inc.*	835	10,830
Five9, Inc.*	2,444	10,754
Fair Isaac Corp.	167	10,404
Glu Mobile, Inc.*	2,686	10,395
Advent Software, Inc.	297	10,264
E2open, Inc.*	1,452	8,480
Audience, Inc.*	1,952	7,281
A10 Networks, Inc.*	1,549	6,816
GT Advanced Technologies, Inc.*,1	3,393	2,053
Total Technology		2,951,516

UTILITIES - 6.8%
Chesapeake Utilities Corp.	1,698	82,234
Southwest Gas Corp.	1,387	80,571
MGE Energy, Inc.	1,809	80,447
American States Water Co.	2,248	80,434
SJW Corp.	2,513	80,315
IDACORP, Inc.	1,266	80,049
Empire District Electric Co.	2,809	79,888
ALLETE, Inc.	1,509	78,830
New Jersey Resources Corp.	1,345	78,656
Otter Tail Corp.	2,530	78,430
Avista Corp.	2,212	78,415
California Water Service Group	3,007	78,272
NorthWestern Corp.	1,481	78,256
UIL Holdings Corp.	1,893	77,878
Connecticut Water Service, Inc.	2,092	77,760
PNM Resources, Inc.	2,691	77,635
Portland General Electric Co.	2,119	77,153
Middlesex Water Co.	3,415	77,008
Piedmont Natural Gas Company, Inc.	2,005	76,210
WGL Holdings, Inc.	1,621	76,187
Unitil Corp.	2,178	75,882
Black Hills Corp.	1,386	75,856
South Jersey Industries, Inc.	1,284	75,294
Northwest Natural Gas Co.	1,595	74,853
Laclede Group, Inc.	1,474	74,835
Ormat Technologies, Inc.	2,571	74,431
York Water Co.	3,359	73,831
ONE Gas, Inc.	1,942	73,699
Cleco Corp.	1,357	72,952
Dynegy, Inc.*	2,372	72,346

70 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Shares	Value

NRG Yield, Inc. — Class A	1,421	$71,007
El Paso Electric Co.	1,868	70,685
Pike Corp.*	5,693	67,974
Atlantic Power Corp.	29,632	65,783
Abengoa Yield plc*	1,924	62,530
Ameresco, Inc. — Class A*	5,397	44,471
EnerNOC, Inc.*	2,205	32,568
PICO Holdings, Inc.*	462	10,210
Total Utilities		2,743,835

BASIC MATERIALS - 5.8%
Orchids Paper Products Co.	3,990	114,752
Ring Energy, Inc.*	2,602	44,755
Materion Corp.	1,126	44,420
OMNOVA Solutions, Inc.*	6,239	43,861
United States Lime & Minerals, Inc.	621	43,538
Minerals Technologies, Inc.	567	43,495
Century Aluminum Co.*	1,461	42,778
Wausau Paper Corp.	4,323	42,754
Aceto Corp.	1,813	41,227
Oil-Dri Corporation of America	1,356	40,924
Sensient Technologies Corp.	685	40,538
Resolute Forest Products, Inc.*	2,180	40,461
Koppers Holdings, Inc.	1,018	40,191
Balchem Corp.	619	40,049
Zep, Inc.	2,483	39,877
Neenah Paper, Inc.	651	39,718
HB Fuller Co.	945	39,662
Molycorp, Inc.*,1	28,730	39,647
PH Glatfelter Co.	1,569	39,586
Quaker Chemical Corp.	481	39,480
Hawkins, Inc.	1,020	39,280
Axiall Corp.	969	39,051
Innospec, Inc.	965	38,957
KMG Chemicals, Inc.	2,179	38,568
Calgon Carbon Corp.*	1,814	38,148
Worthington Industries, Inc.	973	37,606
Clearwater Paper Corp.*	582	37,452
KapStone Paper and Packaging Corp.*	1,213	37,312
Deltic Timber Corp.	570	37,101
Schweitzer-Mauduit International, Inc.	861	37,075
PolyOne Corp.	989	36,602
Landec Corp.*	2,906	36,587
American Vanguard Corp.	3,142	36,259
Kraton Performance Polymers, Inc.*	2,012	35,995
Shiloh Industries, Inc.*	2,098	35,750
Schnitzer Steel Industries, Inc. — Class A	1,511	35,584
Innophos Holdings, Inc.	624	35,568
Chemtura Corp.*	1,527	35,564
Commercial Metals Co.	2,047	35,393
Taminco Corp.*	1,362	35,262
Noranda Aluminum Holding Corp.	7,952	35,068
Stepan Co.	790	34,981
Globe Specialty Metals, Inc.	1,854	34,874
A. Schulman, Inc.	980	34,702
OM Group, Inc.	1,324	34,464
Ryerson Holding Corp.*	2,679	34,238
Kronos Worldwide, Inc.	2,523	33,909
Olin Corp.	1,388	33,645
Horsehead Holding Corp.*	2,121	33,321
Universal Stainless & Alloy Products, Inc.*	1,280	32,909
Tronox Ltd. — Class A	1,354	32,740
Rentech, Inc.*	20,357	32,367
Kaiser Aluminum Corp.	463	32,202
Ferro Corp.*	2,440	32,013
AK Steel Holding Corp.*	4,216	31,915
Intrepid Potash, Inc.*,1	2,319	31,191
Stillwater Mining Co.*	2,313	30,370
Hecla Mining Co.	13,195	28,765
Gold Resource Corp.	6,646	25,853
US Silica Holdings, Inc.	571	25,638
Coeur Mining, Inc.*	6,283	23,247
Allied Nevada Gold Corp.*,1	10,296	14,311
Total Basic Materials		2,323,550

DIVERSIFIED - 0.2%
Horizon Pharma plc*	1,097	14,195
Tiptree Financial, Inc. — Class A*	1,233	9,963
Resource America, Inc. — Class A	999	9,530
National Bank Holdings Corp. — Class A	483	9,461
FCB Financial Holdings, Inc. — Class A*	410	9,410
Harbinger Group, Inc.*	704	9,251
Total Diversified		61,810

GOVERNMENT - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	297	9,991

Total Common Stocks
(Cost $36,031,681)		40,077,779

RIGHTS†† - 0.0%
Leap Wireless International
Expires 03/17/15	3,402	8,573
Total Rights
(Cost $8,301)		8,573

SHORT TERM INVESTMENTS† - 0.7%
Federated U.S. Treasury Cash Reserve Fund	279,789	279,789
Total Short Term Investments
(Cost $279,789)		279,789

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 5.6%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$1,429,969	$1,429,969
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	654,066	654,066
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	187,473	187,473
Total Securities Lending Collateral
(Cost $2,271,508)		2,271,508

Total Investments - 105.6%
(Cost $38,591,279)		$42,637,649
Other Assets & Liabilities, net - (5.6)%		(2,257,172)
Total Net Assets - 100.0%		$40,380,477

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

72 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 87.2%

FINANCIAL - 20.9%
Megaworld Corp.	344,000	$38,023
BDO Unibank, Inc.	17,005	37,137
Ayala Land, Inc.	46,800	34,938
AMMB Holdings BHD	15,600	32,157
Ping An Insurance Group Company of China Ltd. — Class H	3,832	31,303
China Everbright Ltd.	16,000	31,111
UEM Sunrise BHD	54,000	30,864
Malayan Banking BHD	10,400	30,671
PICC Property & Casualty Company Ltd. — Class H	16,000	29,338
Highwealth Construction Corp.	16,400	28,361
CIMB Group Holdings BHD	14,000	27,623
Haitong Securities Company Ltd. — Class H	16,000	27,440
Bank of Communications Company Ltd. — Class H	36,444	27,303
Cathay Financial Holding Company Ltd.	16,486	27,100
Bancolombia S.A. ADR	476	26,927
New China Life Insurance Company Ltd. — Class H	7,200	26,924
Commercial International Bank Egypt SAEGDR	3,936	26,765
Fubon Financial Holding Company Ltd.	15,788	26,680
China Construction Bank Corp. — Class H	35,752	26,646
Bank of China Ltd. — Class H	55,620	26,608
FirstRand Ltd.	6,193	26,461
China Merchants Bank Company Ltd. — Class H	14,204	26,301
Kasikornbank PCL	3,628	26,288
China Minsheng Banking Corporation Ltd. — Class H	26,175	26,225
Bank Central Asia Tbk PT	24,284	26,223
Industrial & Commercial Bank of China Ltd. — Class H	39,600	26,195
Bank Negara Indonesia Persero Tbk PT	53,200	26,193
CTBC Financial Holding Company Ltd.	37,403	26,192
Sanlam Ltd.	4,132	26,052
Shimao Property Holdings Ltd.	12,108	26,042
Shanghai Industrial Holdings Ltd.	8,432	25,986
People’s Insurance Company Group of China Ltd. — Class H	60,000	25,918
Agricultural Bank of China Ltd. — Class H	55,664	25,839
Chang Hwa Commercial Bank Ltd.	40,926	25,767
Credicorp Ltd.	160	25,760
China CITIC Bank Corporation Ltd. — Class H	39,520	25,734
CITIC Securities Company Ltd. — Class H	10,232	25,517
China Everbright Bank Company Ltd. — Class H	52,000	25,480
RMB Holdings Ltd.	4,576	25,355
Powszechny Zaklad Ubezpieczen S.A.	168	25,230
Barclays Africa Group Ltd.	1,592	25,098
E.Sun Financial Holding Company Ltd.	39,449	24,966
Banco de Chile	204,260	24,887
Turkiye Garanti Bankasi AS	6,364	24,880
Lippo Karawaci Tbk PT	280,800	24,862
Chongqing Rural Commercial Bank Company Ltd. — Class H	51,592	24,814
First Financial Holding Company Ltd.	40,327	24,793
Growthpoint Properties Ltd.	10,198	24,694
Investec Ltd.	2,708	24,685
Yapi ve Kredi Bankasi AS	11,236	24,646
Nedbank Group Ltd.	1,128	24,531
Shin Kong Financial Holding Company Ltd.	80,478	24,421
China Development Financial Holding Corp.	76,000	24,387
Central Pattana PCL	16,400	24,295
Yuanta Financial Holding Company Ltd.	48,169	24,230
Turkiye Is Bankasi — Class C	9,664	24,201
Hua Nan Financial Holdings Company Ltd.	40,793	24,141
Bank Rakyat Indonesia Persero Tbk PT	26,300	24,102
Bumi Serpong Damai Tbk PT	180,800	24,012
Akbank TAS	6,636	24,001
OTP Bank plc	1,452	23,984
Bank Mandiri Persero Tbk PT	28,000	23,980
Hanwha Life Insurance Company Ltd.	3,121	23,976
China Pacific Insurance Group Company Ltd. — Class H	6,400	23,932
China Life Insurance Company Ltd. — Class H	8,000	23,932
Standard Bank Group Ltd.	1,904	23,914
Ruentex Development Company Ltd.	16,000	23,829
Krung Thai Bank PCL	33,197	23,749
TMB Bank PCL	250,800	23,717
Getin Noble Bank S.A.*	30,644	23,694
Fibra Uno Administracion S.A. de CV	6,800	23,603
Turkiye Vakiflar Bankasi Tao — Class D	10,900	23,467
Longfor Properties Company Ltd.	20,232	23,453
Grupo Financiero Banorte SAB de CV — Class O	3,632	23,272
Powszechna Kasa Oszczednosci Bank Polski S.A.	2,088	23,255
Alior Bank S.A.*	1,044	23,223
China Life Insurance Company Ltd.	26,642	23,212
China Overseas Land & Investment Ltd.	8,000	23,210
Mega Financial Holding Company Ltd.	27,956	23,161
Evergrande Real Estate Group Ltd.	60,272	23,160
Taishin Financial Holding Company Ltd.	48,420	23,083
Turkiye Halk Bankasi AS	3,444	23,035
Banco Santander Chile ADR	1,080	22,885
Bank Pekao S.A.	436	22,833
VTB Bank OJSCGDR	12,076	22,812
Guangzhou R&F Properties Company Ltd. — Class H	20,932	22,807
China Cinda Asset Management Company Ltd. — Class H*	48,000	22,716
Bank of Ayudhya PCL	15,329	22,473
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	19,856	22,358

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Komercni Banka AS	104	$22,273
Piraeus Bank S.A.*	15,260	22,178
Bangkok Bank PCL	3,641	22,134
Country Garden Holdings Company Ltd.	55,940	22,000
SOHO China Ltd.	29,924	21,955
Coronation Fund Managers Ltd.	2,536	21,923
Siam Commercial Bank PCL	4,022	21,919
Poly Property Group Company Ltd.	56,120	21,709
Alpha Bank AE — Class B*	32,348	21,075
Samsung Life Insurance Company Ltd.	192	20,930
Chailease Holding Company Ltd.	8,360	20,614
National Bank of Greece S.A. ADR*,1	8,280	20,120
BS Financial Group, Inc.	1,290	20,097
Samsung Fire & Marine Insurance Company Ltd.	72	19,369
Banco Santander Brasil S.A. ADR	3,520	19,290
China Resources Land Ltd.	8,000	19,022
Samsung Securities Company Ltd.	424	18,964
Woori Investment & Securities Company Ltd.	1,728	18,917
KB Financial Group, Inc. ADR	488	18,886
Shinhan Financial Group Company Ltd. ADR	396	18,640
Dongbu Insurance Company Ltd.	332	18,608
Samsung Card Company Ltd.	432	18,594
Daewoo Securities Company Ltd.	1,752	18,360
Agile Property Holdings Ltd.	32,000	18,032
Hyundai Marine & Fire Insurance Company Ltd.	656	17,340
Industrial Bank of Korea	1,164	17,045
Hana Financial Group, Inc.	484	16,779
Woori Finance Holdings Company Ltd.††,4	1,444	16,079
Bank of Ayudhya PCL	5,100	7,477
Kasikornbank PCL	1,000	7,246
Bangkok Bank PCL	1,000	6,079
African Bank Investments Ltd.†††,4	27,393	—
Total Financial		2,853,702

CONSUMER, CYCLICAL - 12.6%
Eclat Textile Company Ltd.	4,160	39,526
SM Investments Corp.	1,921	33,540
Genting BHD	10,800	32,013
AirAsia BHD	42,000	31,923
Genting Malaysia BHD	23,600	30,852
Eva Airways Corp.*	52,000	30,432
Weichai Power Company Ltd. — Class H	7,868	30,183
President Chain Store Corp.	4,000	29,984
China Airlines Ltd.*	76,400	29,890
Merida Industry Company Ltd.	4,200	28,997
Cheng Shin Rubber Industry Company Ltd.	12,199	28,476
Shenzhou International Group Holdings Ltd.	8,000	27,594
Geely Automobile Holdings Ltd.	61,328	27,442
Brilliance China Automotive Holdings Ltd.	15,712	27,148
Mr Price Group Ltd.	1,288	26,601
Steinhoff International Holdings Ltd.	5,164	26,365
Tofas Turk Otomobil Fabrikasi AS	4,168	26,188
Great Wall Motor Company Ltd. — Class H	5,968	26,165
Far Eastern New Century Corp.	24,852	26,105
Air China Ltd. — Class H	40,284	26,076
Turk Hava Yollari*	7,892	25,913
Belle International Holdings Ltd.	20,100	25,581
Byd Company Ltd. — Class H	4,032	25,580
China Motor Corp.	28,000	25,499
Ruentex Industries Ltd.	11,872	25,331
Grupo Comercial Chedraui S.A. de CV	7,200	25,296
Foschini Group Ltd.	2,224	25,093
Controladora Comercial Mexicana SAB de CV	6,400	25,044
Dongfeng Motor Group Company Ltd. — Class H	16,000	24,716
Intime Retail Group Company Ltd.	28,224	24,601
SACI Falabella	3,364	24,549
Latam Airlines Group S.A. ADR*	2,012	24,546
CP ALL PCL	17,361	24,253
Truworths International Ltd.	3,536	24,167
Golden Eagle Retail Group Ltd.	19,724	24,161
Yulon Motor Company Ltd.	16,000	23,566
Home Product Center PCL	82,366	23,519
Minor International PCL	21,600	23,046
ANTA Sports Products Ltd.	11,656	22,845
Siam Makro PCL	19,200	22,844
Woolworths Holdings Limited/South Africa	3,208	22,764
Zhongsheng Group Holdings Ltd.	22,000	22,609
GOME Electrical Appliances Holding Ltd.	139,600	21,961
Massmart Holdings Ltd.	2,036	21,956
Matahari Department Store Tbk PT	18,000	21,783
SK Networks Company Ltd.	2,120	21,721
Far Eastern Department Stores Ltd.	24,065	21,718
Guangzhou Automobile Group Company Ltd. — Class H	24,408	21,716
Wal-Mart de Mexico SAB de CV	9,225	21,299
Sun Art Retail Group Ltd.	19,852	21,247
OPAP S.A.	1,740	21,081
Haier Electronics Group Company Ltd.	7,740	20,909
Astra International Tbk PT	37,100	20,799
Hankook Tire Company Ltd.	396	20,379
Gol Linhas Aereas Inteligentes S.A. ADR*	3,896	20,142
Korean Air Lines Company Ltd.	564	20,027
Samsung C&T Corp.	280	18,942
Kangwon Land, Inc.	572	18,733
China Resources Enterprise Ltd.	7,828	18,613
Hyundai Development Company-Engineering & Construction	484	18,273
Daewoo International Corp.	564	17,864
Hanwha Corp.	684	17,536
Halla Visteon Climate Control Corp.	380	16,978
LG Corp.	284	16,901
Kia Motors Corp.	344	16,770
Lotte Shopping Company Ltd.	60	16,646
Paradise Company Ltd.	536	16,475

74 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Shinsegae Company Ltd.	88	$16,345
E-Mart Company Ltd.	88	16,303
Hyundai Department Store Company Ltd.	128	16,229
Hotel Shilla Company Ltd.	172	16,174
Hyundai Mobis Company Ltd.	69	16,141
Hyundai Wia Corp.	92	15,882
Hyundai Motor Co.	91	14,475
Total Consumer, Cyclical		1,723,041

INDUSTRIAL - 11.1%
DMCI Holdings, Inc.	95,250	34,386
Zhuzhou CSR Times Electric Company Ltd. — Class H††,4	7,920	34,058
Catcher Technology Company Ltd.	4,000	33,666
Hiwin Technologies Corp.	4,123	32,532
China Railway Group Ltd. — Class H	48,408	29,837
CSR Corporation Ltd. — Class H††,4	28,348	28,841
Larsen & Toubro Ltd.GDR	1,036	28,283
Shanghai Electric Group Company Ltd. — Class H	56,000	28,017
China Resources Cement Holdings Ltd.	40,820	27,738
China Railway Construction Corporation Ltd. — Class H	26,164	27,462
Phison Electronics Corp.	3,964	26,715
Grupo Aeroportuario del Sureste SAB de CV ADR	196	26,398
Asia Cement Corp.	20,201	26,035
BTS Group Holdings PCL	81,200	25,679
Yang Ming Marine Transport Corp.	56,000	25,592
AU Optronics Corp. ADR	5,272	25,252
China COSCO Holdings Company Ltd. — Class H	55,804	25,041
Taiwan Cement Corp.	16,296	24,886
Nampak Ltd.	6,064	24,685
WPG Holdings Ltd.	20,208	24,582
Unimicron Technology Corp.	32,000	24,565
China Communications Construction Company Ltd. — Class H	32,012	24,561
Embraer S.A. ADR	635	24,537
BBMG Corp. — Class H	33,968	24,003
China Shipping Container Lines Company Ltd. — Class H*	84,228	24,002
AAC Technologies Holdings, Inc.	4,000	23,958
Evergreen Marine Corporation Taiwan Ltd.	40,499	23,900
Airports of Thailand PCL	3,200	23,776
Hon Hai Precision Industry Company Ltd.GDR	3,753	23,698
Cemex SAB de CV ADR*	1,892	23,272
Indocement Tunggal Prakarsa Tbk PT	11,672	23,180
China National Building Material Company Ltd. — Class H	24,768	22,963
Semen Indonesia Persero Tbk PT	17,376	22,825
Synnex Technology International Corp.	16,000	22,435
Zhen Ding Technology Holding Ltd.	8,163	22,356
China Everbright International Ltd.	16,000	22,076
Delta Electronics, Inc.	3,680	22,019
Promotora y Operadora de Infraestructura SAB de CV*	1,600	21,953
Pegatron Corp.	12,000	21,778
Korea Aerospace Industries Ltd.	556	21,486
Simplo Technology Company Ltd.	4,400	21,409
United Tractors Tbk PT	13,200	20,071
Anhui Conch Cement Company Ltd. — Class H	6,060	19,848
Zoomlion Heavy Industry Science and Technology Company Ltd. — Class H	40,856	19,650
CTCI Corp.	11,805	19,290
LS Industrial Systems Company Ltd.	326	19,248
Doosan Corp.	176	18,280
Coway Company Ltd.	236	18,019
LG Display Company Ltd. ADR	1,188	17,844
Samsung Heavy Industries Company Ltd.	720	17,550
Samsung Electro-Mechanics Company Ltd.	376	17,134
Orascom Construction Industries SAEGDR*	534	17,088
Hyundai Glovis Company Ltd.	68	16,925
LG Electronics, Inc.	276	16,864
Samsung Engineering Company Ltd.	292	16,830
Doosan Infracore Company Ltd.*	1,620	16,371
Doosan Heavy Industries & Construction Company Ltd.	740	16,237
Hyundai Hysco Company Ltd.	248	16,151
Daelim Industrial Company Ltd.	242	16,054
Hyosung Corp.	260	15,448
Daewoo Engineering & Construction Company Ltd.*	2,450	15,015
Radiant Opto-Electronics Corp.	4,301	14,989
Hyundai Engineering & Construction Company Ltd.	328	14,900
Samsung Techwin Company Ltd.	484	14,854
GS Engineering & Construction Corp.	558	14,671
Daewoo Shipbuilding & Marine Engineering Company Ltd.	856	14,657
Kinsus Interconnect Technology Corp.	3,628	13,598
Hyundai Heavy Industries Company Ltd.	144	13,366
LG Innotek Company Ltd.*	148	11,702
Hyundai Mipo Dockyard Company Ltd.	160	11,363
Total Industrial		1,518,454

CONSUMER, NON-CYCLICAL - 9.5%
Kuala Lumpur Kepong BHD	4,800	33,564
Shandong Weigao Group Medical Polymer Company Ltd. — Class H	32,000	32,267
Sino Biopharmaceutical Ltd.	32,000	32,225
IOI Corporation BHD	21,600	32,112
Aspen Pharmacare Holdings Ltd.*	852	30,344
Magnit PJSCGDR	440	29,480
CSPC Pharmaceutical Group Ltd.	32,000	29,462
Dr Reddy’s Laboratories Ltd. ADR	552	28,864

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Shanghai Fosun Pharmaceutical Group Company Ltd. — Class H	8,000	$28,781
Want Want China Holdings Ltd.	20,312	27,710
Gruma SAB de CV — Class B*	2,400	26,396
Uni-President China Holdings Ltd.	28,400	26,256
Shoprite Holdings Ltd.	1,808	26,150
Grupo Modelo SAB de CV*	2,811	25,907
Tiger Brands Ltd.	856	25,696
Ulker Biskuvi Sanayi AS	3,436	25,381
Bidvest Group Ltd.	918	25,210
China Huishan Dairy Holdings Company Ltd.	112,000	25,128
Sinopharm Group Company Ltd. — Class H	6,400	25,005
Mediclinic International Ltd.	2,792	24,894
Gudang Garam Tbk PT	5,200	24,849
Jasa Marga Persero Tbk PT	47,181	24,791
Indofood CBP Sukses Makmur Tbk PT	27,100	24,779
Charoen Pokphand Foods PCL	25,635	24,596
Coca-Cola Femsa SAB de CV ADR	232	24,546
Cencosud S.A.	8,668	24,530
OHL Mexico SAB de CV*	8,700	24,455
BIM Birlesik Magazalar AS	1,060	24,254
Fomento Economico Mexicano SAB de CV ADR	247	23,771
Richter Gedeon Nyrt	1,552	23,669
ScinoPharm Taiwan Ltd.	11,569	23,392
LG Household & Health Care Ltd.	40	23,318
Genomma Lab Internacional SAB de CV — Class B*	9,200	23,193
Eurocash S.A.	2,344	23,136
Indofood Sukses Makmur Tbk PT	40,800	23,042
Grupo Lala SAB de CV	10,000	22,918
Bumrungrad Hospital PCL	5,600	22,868
Bangkok Dusit Medical Services PCL — Class F	40,003	22,722
AMOREPACIFIC Group	20	22,138
Hite Jinro Company Ltd.	884	21,878
Life Healthcare Group Holdings Ltd.	5,795	21,875
Hengan International Group Company Ltd.	2,000	21,083
COSCO Pacific Ltd.	16,000	21,044
Cia Brasileira de Distribuicao ADR	496	20,733
Uni-President Enterprises Corp.	12,017	20,623
CJ CheilJedang Corp.	56	20,488
Tingyi Cayman Islands Holding Corp.	8,000	19,889
Celltrion, Inc.	500	19,626
KT&G Corp.	212	18,845
Orion Corporation/Republic of Korea	24	18,527
China Mengniu Dairy Company Ltd.	4,000	17,666
Standard Foods Corp.	7,510	17,308
Amorepacific Corp.	8	17,217
Biostime International Holdings Ltd.	6,000	13,586
Total Consumer, Non-cyclical		1,302,187

BASIC MATERIALS - 8.4%
Petronas Chemicals Group BHD	16,400	30,665
Fibria Celulose S.A. ADR*,1	2,448	29,939
Jiangxi Copper Company Ltd. — Class H	16,444	29,219
Formosa Chemicals & Fibre Corp.	12,180	28,351
Severstal OAOGDR	2,632	27,820
Eregli Demir ve Celik Fabrikalari TAS	12,728	26,543
Braskem S.A. ADR	1,776	26,054
Aluminum Corporation of China Ltd. ADR*,1	2,260	25,131
Sesa Sterlite Ltd. ADR	1,492	25,126
Empresas CMPC S.A.	10,212	25,028
Nan Ya Plastics Corp.	12,090	25,001
China Steel Corp.	28,934	24,923
IRPC PCL	236,026	24,784
Nine Dragons Paper Holdings Ltd.	31,872	24,700
Uralkali OJSCGDR	1,380	24,660
Mexichem SAB de CV	6,000	24,516
Zijin Mining Group Company Ltd. — Class H	95,248	24,440
MMC Norilsk Nickel OJSC ADR	1,292	24,044
Sappi Ltd.*	5,996	23,649
KGHM Polska Miedz S.A.	612	23,642
PTT Global Chemical PCL	12,411	23,625
Grupo Mexico SAB de CV	6,784	23,281
Southern Copper Corp.	776	22,333
Sociedad Quimica y Minera de Chile S.A. ADR	920	21,832
Taiwan Fertilizer Company Ltd.	12,000	21,265
Indorama Ventures PCL	28,810	21,141
Ultrapar Participacoes S.A. ADR	974	21,136
Industrias Penoles SAB de CV	940	21,070
CITIC Ltd.	12,000	21,013
Kumba Iron Ore Ltd.	836	20,845
Impala Platinum Holdings Ltd.	2,860	20,786
CAP S.A.	2,044	19,544
Gerdau S.A. ADR	4,304	19,497
Anglo American Platinum Ltd.*	608	19,151
Formosa Plastics Corp.	8,240	19,018
Yingde Gases Group Company Ltd.	23,772	18,606
Cia Siderurgica Nacional S.A. ADR1	5,648	18,525
Kumho Petrochemical Company Ltd.	252	18,227
Korea Zinc Company Ltd.	48	18,078
African Rainbow Minerals Ltd.	1,468	18,059
POSCO ADR	248	17,747
KCC Corp.	32	17,726
TSRC Corp.	15,695	17,647
Hyundai Steel Co.	276	17,587
Lotte Chemical Corp.	128	17,366
Cia de Minas Buenaventura S.A.A. ADR	1,803	16,588
Gold Fields Ltd. ADR	5,164	16,473
LG Chem Ltd.	83	15,532
Koza Altin Isletmeleri AS	2,400	15,512
Assore Ltd.	832	15,416
Hanwha Chemical Corp.	1,288	14,643

76 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Harmony Gold Mining Company Ltd. ADR	8,424	$13,647
AngloGold Ashanti Ltd. ADR	1,484	12,273
OCI Company Ltd.	140	12,052
Total Basic Materials		1,145,476

COMMUNICATIONS - 7.9%
Telekom Malaysia BHD	16,400	35,900
DiGi.com BHD	18,000	33,874
Maxis BHD	16,000	32,786
Philippine Long Distance Telephone Co. ADR	460	32,260
Axiata Group BHD	14,800	31,722
Astro Malaysia Holdings BHD	29,200	29,296
ZTE Corp. — Class H	11,240	27,248
Advanced Info Service PCL	3,648	26,769
Far EasTone Telecommunications Company Ltd.	12,000	26,551
Tencent Holdings Ltd.	1,620	25,819
BEC World PCL	17,230	25,525
China Telecom Corporation Ltd. — Class H	40,000	25,480
Taiwan Mobile Company Ltd.	7,816	25,363
True Corporation PCL*	70,000	25,361
Turkcell Iletisim Hizmetleri AS ADR*	1,728	25,281
Turk Telekomunikasyon AS	8,752	25,189
Grupo Televisa SAB ADR	696	25,153
Telekomunikasi Indonesia Persero Tbk PT ADR	549	24,897
China Mobile Ltd. ADR	400	24,837
Chunghwa Telecom Company Ltd. ADR	816	24,757
Vodacom Group Ltd.	2,040	24,714
America Movil SAB de CV — Class L ADR	1,008	24,605
Global Mediacom Tbk PT	150,800	24,457
Tim Participacoes S.A. ADR	879	24,190
Naspers Ltd. — Class N	192	23,856
MTN Group Ltd.	1,080	23,854
Asia Pacific Telecom Company Ltd.	40,000	23,671
Media Nusantara Citra Tbk PT	102,000	23,633
ENTEL Chile S.A.	2,176	23,418
Telefonica Brasil S.A. ADR	1,144	23,383
Orange Polska S.A.	7,408	22,251
Hellenic Telecommunications Organization S.A.	1,968	22,216
Global Telecom Holding SAEGDR*	7,044	21,153
China Unicom Hong Kong Ltd. ADR	1,400	20,972
Oi S.A. ADR*	39,100	20,723
O2 Czech Republic AS	1,796	20,061
NAVER Corp.	28	19,754
Mobile Telesystems OJSC ADR	1,368	19,562
NCSoft Corp.	140	19,257
LG Uplus Corp.	1,812	18,650
KT Corp. ADR	1,184	18,151
SK Telecom Company Ltd. ADR	652	18,119
Samsung SDI Company Ltd.	132	15,562
Cheil Worldwide, Inc.*	876	13,688
Sistema JSFCGDR	1,128	9,109
Total Communications		1,073,077

ENERGY - 6.1%
Dialog Group BHD	61,210	30,147
Yanzhou Coal Mining Company Ltd. — Class H	31,876	26,799
PTT PCL	2,367	26,745
China Longyuan Power Group Corporation Ltd. — Class H	24,000	25,624
Bumi Armada BHD	52,800	25,202
Polski Koncern Naftowy Orlen S.A.	2,016	25,138
China Coal Energy Company Ltd. — Class H	40,216	24,632
GCL-Poly Energy Holdings Ltd.*	72,156	24,377
Tatneft OAO ADR	680	24,228
Polskie Gornictwo Naftowe i Gazownictwo S.A.	16,120	24,113
Surgutneftegas OAO ADR	3,656	24,056
MOL Hungarian Oil & Gas plc	504	23,962
Tupras Turkiye Petrol Rafinerileri AS	1,084	23,558
China Shenhua Energy Company Ltd. — Class H	8,224	23,171
Ecopetrol S.A. ADR	864	23,155
Lukoil OAO ADR	460	22,586
Pacific Rubiales Energy Corp.	1,492	22,410
Kunlun Energy Company Ltd.	16,380	21,713
PTT Exploration & Production PCL	4,822	21,689
NovaTek OAOGDR	200	21,480
Sinopec Engineering Group Company Ltd. — Class H	22,000	21,276
CNOOC Ltd. ADR	133	20,797
Sasol Ltd. ADR	412	20,678
Banpu PCL	23,640	20,504
China Petroleum & Chemical Corp. — Class H	23,654	20,497
Thai Oil PCL	14,824	20,368
Rosneft OAOGDR	3,604	20,074
Adaro Energy Tbk PT	213,400	20,042
PetroChina Company Ltd. — Class H	16,000	20,033
SK Holdings Company Ltd.	124	19,376
Gazprom OAO ADR	2,840	18,824
GS Holdings Corp.	483	18,733
Formosa Petrochemical Corp.	7,908	18,537
Exxaro Resources Ltd.	1,776	18,488
Indo Tambangraya Megah Tbk PT	10,400	18,223
SK Innovation Company Ltd.	216	17,685
S-Oil Corp.	448	17,040
China Oilfield Services Ltd. — Class H	7,096	14,805
Total Energy		830,765

UTILITIES - 4.2%
Tenaga Nasional BHD	8,400	34,118
Metro Pacific Investments Corp.	296,400	33,554
Guangdong Investment Ltd.	24,452	32,160
China Gas Holdings Ltd.	16,428	29,402

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Shares	Value

Energa S.A.	3,904	$29,060
Huaneng Power International, Inc. — Class H	23,664	29,049
Beijing Enterprises Water Group Ltd.	40,000	28,626
Empresa Nacional de Electricidad S.A. ADR	534	24,927
Perusahaan Gas Negara Persero Tbk PT	50,448	24,838
Aguas Andinas S.A. — Class A	40,048	24,039
PGE S.A.	3,632	23,871
China Resources Power Holdings Company Ltd.	8,000	23,262
Enersis S.A. ADR	1,469	23,196
CEZ AS	820	22,677
RusHydro JSC ADR	13,604	22,664
Korea Electric Power Corp. ADR	976	21,335
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,652	20,580
Cia Paranaense de Energia ADR	1,408	19,853
CPFL Energia S.A. ADR	1,260	18,774
Beijing Enterprises Holdings Ltd.	2,232	18,218
Cia Energetica de Minas Gerais ADR	2,980	17,224
Centrais Eletricas Brasileiras S.A. ADR	6,572	16,627
Korea Gas Corp.	348	16,314
Public Power Corporation S.A.*	1,904	14,456
Total Utilities		568,824

TECHNOLOGY - 4.1%
Hanergy Thin Film Power Group Ltd.*	152,000	34,692
Foxconn Technology Company Ltd.	12,195	32,477
Wipro Ltd. ADR	2,268	27,669
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,163	25,609
Wistron Corp.	24,244	25,426
United Microelectronics Corp. ADR*	11,452	25,081
Realtek Semiconductor Corp.	7,544	24,926
Inotera Memories, Inc.*	16,000	24,592
Siliconware Precision Industries Co. ADR	3,384	24,128
Vanguard International Semiconductor Corp.	16,000	24,013
Innolux Corp.	51,820	23,596
Lenovo Group Ltd.	16,000	23,561
Advanced Semiconductor Engineering, Inc.	19,700	23,543
Lite-On Technology Corp.	16,006	22,417
Novatek Microelectronics Corp.	4,284	22,113
Acer, Inc.	32,000	21,935
SK C&C Company Ltd.	96	21,783
Epistar Corp.	12,000	21,659
SK Hynix, Inc.	480	21,311
Compal Electronics, Inc.	28,000	20,666
Powertech Technology, Inc.*	12,000	20,121
Quanta Computer, Inc.	8,000	20,094
Kingsoft Corporation Ltd.	8,000	18,878
Samsung Electronics Company Ltd.GDR2	32	18,400
Total Technology		568,690

DIVERSIFIED - 2.4%
IJM Corporation BHD	16,000	33,661
Sime Darby BHD	10,800	31,784
KOC Holding AS	4,988	25,499
Remgro Ltd.	1,112	25,465
Alfa SAB de CV — Class A	7,969	25,362
Haci Omer Sabanci Holding AS	5,516	25,217
Empresas COPEC S.A.	2,020	24,427
Imperial Holdings Ltd.	1,384	23,797
China Merchants Holdings International Company Ltd.	7,141	22,560
Siam Cement PCL	1,600	22,106
Barloworld Ltd.	2,464	21,361
CJ Corp.	112	18,235
LS Corp.	291	16,310
Siam Cement PCL	500	6,908
Total Diversified		322,692

Total Common Stocks
(Cost $11,784,438)		11,906,908

PREFERRED STOCKS† - 0.2%
Embotelladora Andina S.A.	7,752	24,561
Total Preferred Stocks
(Cost $36,751)		24,561

WARRANTS†† - 0.0%
Indorama Ventures PCL
$36.00, 08/13/19	3,041	331
Indorama Ventures PCL
$43.00, 08/13/19	2,339	208
Minor International PCL
$40.00, 12/31/17	1,080	—
Total Warrants
(Cost $–)		539

RIGHTS†† - 0.0%
Agile Property Holdings Ltd.
Expires 12/11/14	4,000	263
Total Rights
(Cost $–)		263

EXCHANGE TRADED FUNDS† - 12.5%
WisdomTree India Earnings Fund1	48,364	1,123,012
iShares MSCI Brazil Capped ETF1	13,616	588,756
Total Exchange Traded Funds
(Cost $1,808,549)		1,711,768

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund	21,591	21,591
Total Short Term Investments
(Cost $21,591)		21,591

78 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 13.1%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$1,127,821	$1,127,821
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	515,864	515,864
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	147,861	147,861
Total Securities Lending Collateral
(Cost $1,791,546)		1,791,546

Total Investments - 113.2%
(Cost $15,442,875)		15,457,176
Other Assets & Liabilities, net - (13.2)%		(1,802,981)
Total Net Assets - 100.0%		$13,654,195

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $18,400 (cost $16,095), or 0.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 5.
4	This security was fair valued by the Valuation Committee at October 31, 2014.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

INVESTMENT CONCENTRATION

At October 31, 2014, the investment diversification of the Fund by country was as follows:

Country	% of Total Investments
Taiwan, Province of China	13.4%
United States	12.8%
Republic of Korea	12.0%
China	10.5%
South Africa	6.5%
Cayman Islands	4.9%
Thailand	4.9%
Malaysia	4.6%
Mexico	3.7%
Indonesia	3.6%
Turkey	3.2%
Hong Kong	2.9%
Brazil	2.6%
Chile	2.4%
Russian Federation	2.3%
Poland	2.1%
Bermuda	1.9%
Philippines	1.8%
Greece	0.9%
India	0.8%
Hungary	0.5%
Czech Republic	0.5%
Egypt	0.5%
Colombia	0.4%
Canada	0.2%
Peru	0.1%
Total Investments	100%

80 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

COMMON STOCKS† - 99.7%

RETAIL-APPAREL/SHOE - 6.8%
L Brands, Inc.	16,016	$1,155,075
Ross Stores, Inc.	13,889	1,121,120
Coach, Inc.	28,245	971,063
PVH Corp.	8,235	941,672
The Gap, Inc.	23,571	893,105
Urban Outfitters, Inc.*	26,894	816,502
Total Retail-Apparel/Shoe		5,898,537

RETAIL-RESTAURANTS - 6.1%
Darden Restaurants, Inc.1	21,942	1,136,157
McDonald’s Corp.	11,183	1,048,183
Yum! Brands, Inc.	14,584	1,047,569
Starbucks Corp.	13,834	1,045,297
Chipotle Mexican Grill, Inc. — Class A*	1,570	1,001,660
Total Retail-Restaurants		5,278,866

RETAIL-DISCOUNT - 4.9%
Dollar Tree, Inc.*	18,669	1,130,782
Family Dollar Stores, Inc.	13,299	1,041,179
Target Corp.	16,694	1,032,023
Dollar General Corp.*	16,332	1,023,526
Total Retail-Discount		4,227,510

MULTIMEDIA - 4.7%
Time Warner, Inc.	13,589	1,079,918
Walt Disney Co.	11,640	1,063,663
Twenty-First Century Fox, Inc. — Class A	29,783	1,026,918
Viacom, Inc. — Class B	13,127	954,070
Total Multimedia		4,124,569

APPAREL MANUFACTURERS - 4.7%
VF Corp.	15,854	1,072,998
Michael Kors Holdings Ltd.*	13,586	1,067,724
Ralph Lauren Corp. — Class A	6,005	989,864
Under Armour, Inc. — Class A*	15,075	988,619
Total Apparel Manufacturers		4,119,205

CABLE/SATELLITE TV - 4.7%
DIRECTV*	12,018	1,043,042
Cablevision Systems Corp. — Class A1	54,513	1,015,032
Comcast Corp. — Class A	18,289	1,012,296
Time Warner Cable, Inc.	6,765	995,876
Total Cable/Satellite TV		4,066,246

E-COMMERCE/SERVICES - 4.5%
Priceline Group, Inc.*	896	1,080,765
Expedia, Inc.	12,060	1,024,738
TripAdvisor, Inc.*	10,509	931,728
Netflix, Inc.*	2,194	861,737
Total E-Commerce/Services		3,898,968

BUILDINGS - RESIDENTIAL/COMMERCIAL - 3.8%
Lennar Corp. — Class A	26,724	1,151,270
DR Horton, Inc.	48,643	1,108,574
PulteGroup, Inc.	55,588	1,066,734
Total Buildings - Residential/Commercial		3,326,578

HOTELS & MOTELS - 3.6%
Marriott International, Inc. — Class A	14,782	1,119,737
Wyndham Worldwide Corp.	12,966	1,007,069
Starwood Hotels & Resorts Worldwide, Inc.	12,568	963,463
Total Hotels & Motels		3,090,269

AUTO/TRUCK PARTS & EQUIPMENTS - ORIGINAL - 3.5%
Johnson Controls, Inc.	22,409	1,058,825
Delphi Automotive plc	14,878	1,026,284
BorgWarner, Inc.	17,338	988,613
Total Auto/Truck Parts & Equipments - Original		3,073,722

RETAIL-AUTO PARTS - 2.6%
O’Reilly Automotive, Inc.*	6,769	1,190,532
AutoZone, Inc.*	1,970	1,090,434
Total Retail-Auto Parts		2,280,966

RETAIL-BUILDING PRODUCTS - 2.6%
Home Depot, Inc.	11,750	1,145,860
Lowe’s Companies, Inc.	19,706	1,127,183
Total Retail-Building Products		2,273,043

RETAIL-AUTOMOBILE - 2.6%
AutoNation, Inc.*	19,936	1,141,536
CarMax, Inc.*	19,876	1,111,267
Total Retail-Automobile		2,252,803

RETAIL - MAJOR DEPARTMENT STORES - 2.5%
TJX Companies, Inc.	17,431	1,103,730
Nordstrom, Inc.	15,114	1,097,428
Total Retail - Major Department Stores		2,201,158

DISTRIBUTION/WHOLESALE - 2.5%
Genuine Parts Co.	11,781	1,143,700
Fossil Group, Inc.*	10,134	1,030,222
Total Distribution/Wholesale		2,173,922

ADVERTISING AGENCIES - 2.5%
Interpublic Group of Companies, Inc.	55,350	1,073,237
Omnicom Group, Inc.	14,700	1,056,342
Total Advertising Agencies		2,129,579

TOYS - 2.4%
Hasbro, Inc.	19,453	1,119,131
Mattel, Inc.	30,399	944,497
Total Toys		2,063,628

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Shares	Value

PUBLISHING-NEWSPAPERS - 2.3%
Gannett Company, Inc.	32,470	$1,022,805
News Corp. — Class A*	60,979	943,955
Total Publishing-Newspapers		1,966,760

RETAIL - REGIONAL DEPARTMENT STORES - 2.2%
Macy’s, Inc.	17,520	1,013,006
Kohl’s Corp.	17,291	937,518
Total Retail - Regional Department Stores		1,950,524

AUTO-CARS/LIGHT TRUCKS - 2.2%
General Motors Co.	31,376	985,207
Ford Motor Co.	62,927	886,641
Total Auto-Cars/Light Trucks		1,871,848

BROADCAST SERVICES/PROGRAM - 1.7%
Scripps Networks Interactive, Inc. — Class A	13,326	1,029,300
Discovery Communications, Inc. — Class A*	13,306	470,367
Total Broadcast Services/Program		1,499,667

RETAIL - GARDENING PRODUCTS - 1.4%
Tractor Supply Co.	17,101	1,252,135

ATHLETIC FOOTWEAR - 1.4%
NIKE, Inc. — Class B	12,755	1,185,832

APPLIANCES - 1.4%
Whirlpool Corp.	6,866	1,181,295

DIVERSIFIED MANUFACTURING OPERATIONS - 1.4%
Leggett & Platt, Inc.	29,750	1,171,555

CASINO HOTELS - 1.3%
Wynn Resorts Ltd.	5,719	1,086,667

ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.2%
Garmin Ltd.1	19,500	1,081,860

RETAIL-BEDDING - 1.2%
Bed Bath & Beyond, Inc.*	16,035	1,079,797

RETAIL-PET FOOD&SUPPLIES - 1.2%
PetSmart, Inc.	14,806	1,071,214

CRUISE LINES - 1.2%
Carnival Corp.	26,643	1,069,716

MOTORCYCLE/MOTOR SCOOTER - 1.2%
Harley-Davidson, Inc.	16,208	1,064,866

RETAIL- CONSUMER ELECTRONICS - 1.2%
Best Buy Company, Inc.	31,051	1,060,081

TEXTILE-HOME FURNISHINGS - 1.2%
Mohawk Industries, Inc.*	7,344	1,043,142

COMMERICAL SERVICES-FINANCE - 1.2%
H&R Block, Inc.	32,174	1,039,542

RUBBER-TIRES - 1.2%
Goodyear Tire & Rubber Co.	42,437	1,028,249

RETAIL-COMPUTER EQUIPMENTS - 1.2%
GameStop Corp. — Class A1	23,941	1,023,717

RETAIL-OFFICE SUPPLIES - 1.2%
Staples, Inc.	80,641	1,022,528

HOME DECORATION PRODUCTS - 1.2%
Newell Rubbermaid, Inc.	30,497	1,016,465

AUDIO/VIDEO PRODUCTS - 1.2%
Harman International Industries, Inc.	9,386	1,007,493

RETAIL-JEWELRY - 1.1%
Tiffany & Co.	10,318	991,766

TELEVISION - 1.1%
CBS Corp. — Class B	18,233	988,593

E-COMMERCE/PRODUCTS - 1.1%
Amazon.com, Inc.*	3,155	963,726

BROADCAST SERV/PROGRAM - 0.5%
Discovery Communications, Inc. — Class C*	13,306	465,577

Total Common Stocks
(Cost $81,873,413)		86,664,184

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund	216,689	216,689
Total Short Term Investments
(Cost $216,689)		216,689

82 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††, 2 - 4.5%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$2,442,721	$2,442,721
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	1,117,298	1,117,298
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	320,248	320,248
Total Securities Lending Collateral
(Cost $3,880,267)		3,880,267

Total Investments - 104.4%
(Cost $85,970,369)		$90,761,140
Other Assets & Liabilities, net - (4.4)%		(3,863,981)
Total Net Assets - 100.0%		$86,897,159

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

	Shares	Value

COMMON STOCKS† - 99.8%

FOOD-MISCELLANEOUS/DIVERSIFIED - 17.0%
ConAgra Foods, Inc.	138,680	$4,763,658
McCormick & Company, Inc.	65,714	4,647,294
Campbell Soup Co.	103,341	4,564,572
Kellogg Co.	70,199	4,489,928
Mondelez International, Inc. — Class A	126,981	4,477,350
General Mills, Inc.	84,959	4,414,470
Kraft Foods Group, Inc.	77,702	4,378,508
Total Food-Miscellaneous/Diversified		31,735,780

BEVERAGES-NON-ALCOHOLIC - 12.7%
Monster Beverage Corp.*	49,894	5,033,306
Dr Pepper Snapple Group, Inc.	72,475	5,018,894
PepsiCo, Inc.	49,353	4,746,278
Coca-Cola Co.	108,173	4,530,285
Coca-Cola Enterprises, Inc.	99,245	4,302,271
Total Beverages-Non-alcoholic		23,631,034

TOBACCO - 10.4%
Altria Group, Inc.	103,913	5,023,154
Reynolds American, Inc.	78,134	4,915,410
Philip Morris International, Inc.	53,379	4,751,265
Lorillard, Inc.	75,911	4,668,527
Total Tobacco		19,358,356

COSMETICS & TOILETRIES - 9.3%
Procter & Gamble Co.	53,865	4,700,798
Colgate-Palmolive Co.	69,554	4,651,772
Estee Lauder Companies, Inc. — Class A	60,217	4,527,114
Avon Products, Inc.	330,019	3,432,198
Total Cosmetics & Toiletries		17,311,882

FOOD-RETAIL - 7.5%
Kroger Co.	86,530	4,820,587
Whole Foods Market, Inc.	117,731	4,630,360
Safeway, Inc.	129,998	4,531,730
Total Food-Retail		13,982,677

CONSUMER PRODUCTS-MISCELLANEOUS - 5.2%
Clorox Co.	50,406	5,015,397
Kimberly-Clark Corp.	41,161	4,703,467
Total Consumer Products-Miscellaneous		9,718,864

FOOD-MEAT PRODUCTS - 5.1%
Hormel Foods Corp.	89,750	4,838,422
Tyson Foods, Inc. — Class A	117,222	4,729,908
Total Food-Meat Products		9,568,330

BEVERAGES-WINE/SPIRITS - 5.0%
Constellation Brands, Inc. — Class A*	52,209	4,779,212
Brown-Forman Corp. — Class B	49,831	4,617,839
Total Beverages-Wine/Spirits		9,397,051

RETAIL-DRUG STORE - 5.0%
CVS Health Corp.	55,666	4,776,700
Walgreen Co.	71,393	4,584,858
Total Retail-Drug Store		9,361,558

FOOD-CONFECTIONERY - 5.0%
JM Smucker Co.	44,983	4,678,232
Hershey Co.	48,395	4,641,564
Total Food-Confectionery		9,319,796

RETAIL-DISCOUNT - 5.0%
Costco Wholesale Corp.	35,773	4,771,045
Wal-Mart Stores, Inc.	59,190	4,514,421
Total Retail-Discount		9,285,466

COFFEE - 2.8%
Keurig Green Mountain, Inc.	34,209	5,191,216

BREWERY - 2.5%
Molson Coors Brewing Co. — Class B	62,466	4,646,221

VITAMINS & NUTRITION PRODUCTS - 2.5%
Mead Johnson Nutrition Co. — Class A	46,385	4,606,494

FOOD-WHOLESALE/DISTRIBUTION - 2.5%
Sysco Corp.	118,586	4,570,304

AGRICULTURAL OPERATIONS - 2.2%
Archer-Daniels-Midland Co.	88,968	4,181,496

CONSUMER PRODUCTS-MISC - 0.1%
Kimberly-Clark Corp.*	1,795	197,863

Total Common Stocks
(Cost $173,704,975)		186,064,388

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	220,024	220,024
Total Short Term Investments
(Cost $220,024)		220,024

Total Investments - 99.9%
(Cost $173,924,999)		$186,284,412
Other Assets & Liabilities, net - 0.1%		97,558
Total Net Assets - 100.0%		$186,381,970

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

84 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

	Shares	Value

COMMON STOCKS† - 99.9%

OIL COMPANY - EXPLORATION & PRODUCTION - 40.5%
Equities Corp.	27,170	$2,555,066
Range Resources Corp.	35,396	2,421,085
Cabot Oil & Gas Corp. — Class A	77,702	2,416,532
EOG Resources, Inc.	25,310	2,405,716
Pioneer Natural Resources Co.	12,678	2,396,903
ConocoPhillips	32,687	2,358,367
Occidental Petroleum Corp.	26,334	2,341,883
Chesapeake Energy Corp.	102,966	2,283,786
Hess Corp.	26,437	2,242,122
Anadarko Petroleum Corp.	24,310	2,231,172
Southwestern Energy Co.*	68,411	2,224,042
Devon Energy Corp.	36,655	2,199,300
Newfield Exploration Co.*	66,921	2,182,294
Cimarex Energy Co.	19,147	2,176,439
Noble Energy, Inc.	37,284	2,148,677
Apache Corp.	26,657	2,057,920
QEP Resources, Inc.	80,924	2,028,765
Denbury Resources, Inc.	160,884	1,994,962
Total Oil Company - Exploration & Production		40,665,031

OIL & GAS DRILLING - 12.9%
Diamond Offshore Drilling, Inc.1	64,380	2,427,770
Ensco plc — Class A	55,440	2,250,310
Helmerich & Payne, Inc.	25,431	2,207,919
Transocean Ltd.1	71,511	2,133,173
Noble Corporation plc	98,819	2,067,293
Nabors Industries Ltd.	106,276	1,897,027
Total Oil & Gas Drilling		12,983,492

OIL COMPANY - INTEGRATED - 12.2%
Exxon Mobil Corp.	26,783	2,590,183
Chevron Corp.	20,921	2,509,474
Phillips 66	30,881	2,424,159
Murphy Oil Corp.	44,782	2,390,911
Marathon Oil Corp.	64,799	2,293,885
Total Oil Company - Integrated		12,208,612

PIPELINES - 9.9%
Kinder Morgan, Inc.1	67,927	2,628,775
Williams Companies, Inc.	45,629	2,532,866
Spectra Energy Corp.	64,369	2,518,759
ONEOK, Inc.	37,935	2,235,889
Total Pipelines		9,916,289

OIL REFINING & MARKETING - 8.3%
Tesoro Corp.	41,693	2,977,297
Marathon Petroleum Corp.	29,527	2,684,004
Valero Energy Corp.	52,965	2,653,017
Total Oil Refining & Marketing		8,314,318

OIL FIELD MACHINERY & EQUIPMENT - 7.0%
FMC Technologies, Inc.*	45,230	2,534,689
National Oilwell Varco, Inc.	31,795	2,309,589
Cameron International Corp.*	36,078	2,148,445
Total Oil Field Machinery & Equipment		6,992,723

OIL-FIELD SERVICES - 6.7%
Schlumberger Ltd.	25,099	2,476,267
Halliburton Co.	38,949	2,147,648
Baker Hughes, Inc.	38,574	2,042,879
Total Oil-Field Services		6,666,794

COAL - 2.4%
CONSOL Energy, Inc.	65,480	2,409,664

Total Common Stocks
(Cost $120,148,526)		100,156,923

SHORT TERM INVESTMENTS† - 0.0%
Federated U.S. Treasury Cash Reserve Fund	26,170	26,170
Total Short Term Investments
(Cost $26,170)		26,170

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 7.0%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$4,450,559	$4,450,559
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	2,035,682	2,035,682
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	583,482	583,482
Total Securities Lending Collateral
(Cost $7,069,723)		7,069,723

Total Investments - 106.9%
(Cost $127,244,419)		$107,252,816
Other Assets & Liabilities, net - (6.9)%		(6,945,956)
Total Net Assets - 100.0%		$100,306,860

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

86 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

COMMON STOCKS† - 99.8%

MULTI-LINE INSURANCE - 11.9%
Hartford Financial Services Group, Inc.	41,986	$1,661,805
Allstate Corp.	25,570	1,658,215
Genworth Financial, Inc. — Class A*	118,433	1,656,878
Assurant, Inc.	24,114	1,645,057
Cincinnati Financial Corp.	32,468	1,638,660
ACE Ltd.	14,870	1,625,291
Loews Corp.	36,780	1,603,608
XL Group plc — Class A	46,659	1,580,807
MetLife, Inc.	28,120	1,525,229
American International Group, Inc.	28,263	1,514,049
Total Multi-Line Insurance		16,109,599

SUPER-REGIONAL BANKS-U.S. - 10.2%
Wells Fargo & Co.	30,170	1,601,725
Capital One Financial Corp.	19,270	1,594,978
U.S. Bancorp	36,958	1,574,411
PNC Financial Services Group, Inc.	18,091	1,562,881
SunTrust Banks, Inc.	39,919	1,562,430
Huntington Bancshares, Inc.	153,981	1,525,952
Fifth Third Bancorp	75,554	1,510,324
KeyCorp	111,975	1,478,070
Comerica, Inc.	30,442	1,453,301
Total Super-Regional Banks-U.S.		13,864,072

INVESTMENT MANAGEMENT/ADVISORY SERVICES - 8.1%
BlackRock, Inc. — Class A	4,740	1,616,862
Legg Mason, Inc.	31,054	1,614,809
T. Rowe Price Group, Inc.	19,616	1,610,277
Ameriprise Financial, Inc.	12,494	1,576,368
Franklin Resources, Inc.	28,130	1,564,309
Invesco Ltd.	38,232	1,547,249
Affiliated Managers Group, Inc.*	7,579	1,514,208
Total Investment Management/Advisory Services		11,044,082

LIFE/HEALTH INSURANCE - 6.7%
Aflac, Inc.	26,089	1,558,296
Lincoln National Corp.	28,438	1,557,265
Torchmark Corp.	29,074	1,539,759
Prudential Financial, Inc.	17,152	1,518,638
Principal Financial Group, Inc.	28,864	1,511,608
Unum Group	43,424	1,452,967
Total Life/Health Insurance		9,138,533

REITs-DIVERSIFIED - 5.9%
Vornado Realty Trust	15,183	1,662,234
Plum Creek Timber Company, Inc.	39,361	1,614,195
Weyerhaeuser Co.	47,139	1,596,127
American Tower Corp. — Class A	16,246	1,583,985
Crown Castle International Corp.	19,798	1,546,620
Total REITs-Diversified		8,003,161

DIVERSIFIED BANKING INSTITUTIONS - 5.8%
Goldman Sachs Group, Inc.	8,515	1,617,765
Bank of America Corp.	92,894	1,594,061
Citigroup, Inc.	29,777	1,593,963
JPMorgan Chase & Co.	25,983	1,571,452
Morgan Stanley	44,553	1,557,127
Total Diversified Banking Institutions		7,934,368

REITs-APARTMENTS - 5.0%
Equity Residential	24,902	1,732,183
Essex Property Trust, Inc.	8,515	1,717,986
Apartment Investment & Management Co. — Class A	47,368	1,695,301
AvalonBay Communities, Inc.	10,759	1,676,683
Total REITs-Apartments		6,822,153

REITs-HEALTH CARE - 3.8%
Health Care REIT, Inc.	24,662	1,753,715
Ventas, Inc.	25,490	1,746,320
HCP, Inc.	38,466	1,691,350
Total REITs-Health Care		5,191,385

REITs-REGIONAL MALLS - 3.7%
Macerich Co.	24,330	1,715,265
General Growth Properties, Inc.	65,590	1,699,437
Simon Property Group, Inc.	9,426	1,689,233
Total REITs-Regional Malls		5,103,935

PROPERTY & CASUALTY INSURANCE - 3.7%
Chubb Corp.	17,184	1,707,401
Travelers Companies, Inc.	16,877	1,701,202
Progressive Corp.	62,243	1,643,838
Total Property & Casualty Insurance		5,052,441

FINANCE-OTHER SERVICES - 3.6%
Intercontinental Exchange, Inc.	8,011	1,668,611
CME Group, Inc. — Class A	19,663	1,647,956
NASDAQ OMX Group, Inc.	35,566	1,538,585
Total Finance-Other Services		4,855,152

FIDUCIARY BANKS - 3.4%
State Street Corp.	21,057	1,588,961
Bank of New York Mellon Corp.	39,093	1,513,681
Northern Trust Corp.	22,426	1,486,844
Total Fiduciary Banks		4,589,486

COMMERCIAL SERVICES - FINANCE - 2.4%
McGraw Hill Financial, Inc.	18,154	1,642,574
Moody’s Corp.	16,417	1,629,059
Total Commercial Services - Finance		3,271,633

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

	Shares	Value

FINANCE-CREDIT CARD - 2.3%
American Express Co.	17,798	$1,600,930
Discover Financial Services	24,986	1,593,607
Total Finance-Credit Card		3,194,537

INSURANCE BROKERS - 2.3%
Marsh & McLennan Companies, Inc.	29,596	1,609,135
Aon plc	17,912	1,540,432
Total Insurance Brokers		3,149,567

COMMERCIAL BANKS-SOUTHERN U.S. - 2.2%
BB&T Corp.	40,875	1,548,345
Regions Financial Corp.	150,705	1,496,501
Total Commercial Banks-Southern U.S.		3,044,846

FINANCE-INVESTMENT BANKERS/BROKERS - 2.2%
Charles Schwab Corp.	52,839	1,514,894
E*TRADE Financial Corp.*	67,405	1,503,132
Total Finance-Investment Bankers/Brokers		3,018,026

SAVINGS & LOANS/THRIFTS-EASTERN U.S. - 2.2%
People’s United Financial, Inc.	103,841	1,518,155
Hudson City Bancorp, Inc.	153,977	1,485,878
Total Savings & Loans/Thrifts-Eastern U.S.		3,004,033

FINANCE-CONSUMER LOANS - 1.3%
Navient Corp.	88,524	1,751,005

REITs-SHOPPING CENTERS - 1.3%
Kimco Realty Corp.	69,821	1,742,034

REITs-STORAGE - 1.3%
Public Storage	9,391	1,731,137

REITs-OFFICE PROPERTY - 1.3%
Boston Properties, Inc.	13,529	1,714,801

REITs-HOTELS - 1.2%
Host Hotels & Resorts, Inc.	71,780	1,673,192

REITs-WAREHOUSE/INDUSTRIES - 1.2%
Prologis, Inc.	39,944	1,663,668

REAL ESTATE MANAGEMENT/SERVICES - 1.2%
CBRE Group, Inc. — Class A*	51,925	1,661,600

REITs-STORAGE - 1.2%
Iron Mountain, Inc.	45,704	1,648,543

REINSURANCE - 1.2%
Berkshire Hathaway, Inc. — Class B*	11,378	1,594,740

COMMERCIAL BANKS-WESTERN U.S. - 1.1%
Zions Bancorporation	52,732	1,527,646

COMMERCIAL BANKS-EASTERN U.S. - 1.1%
M&T Bank Corp.	12,385	1,513,199

DIVERSIFIED OPERATIONS - 1.0%
Leucadia National Corp.	59,785	1,421,687

Total Common Stocks
(Cost $127,623,310)		136,034,261

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund	244,904	244,904
Total Short Term Investments
(Cost $244,904)		244,904

Total Investments - 100.0%
(Cost $127,868,214)		$136,279,165
Other Assets & Liabilities, net - 0.0%		36,488
Total Net Assets - 100.0%		$136,315,653

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

88 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	Shares	Value

COMMON STOCKS† - 100.2%

MEDICAL-DRUGS - 18.0%
Bristol-Myers Squibb Co.	133,190	$7,750,325
Allergan, Inc.	39,552	7,517,253
AbbVie, Inc.	115,656	7,339,530
Mallinckrodt plc*	77,615	7,154,551
Johnson & Johnson	64,011	6,899,106
Zoetis, Inc.	185,024	6,875,492
Abbott Laboratories	157,326	6,857,840
Pfizer, Inc.	227,462	6,812,487
Eli Lilly & Co.	102,561	6,802,871
Merck & Company, Inc.	112,412	6,513,151
Total Medical-Drugs		70,522,606

MEDICAL PRODUCTS - 14.4%
CareFusion Corp.*	144,300	8,278,490
Becton Dickinson and Co.	58,869	7,576,439
Zimmer Holdings, Inc.	63,791	7,096,111
Stryker Corp.	80,207	7,020,519
Hospira, Inc.*	127,194	6,830,318
Covidien plc	73,829	6,824,753
Varian Medical Systems, Inc.*	78,450	6,599,214
Baxter International, Inc.	89,614	6,285,526
Total Medical Products		56,511,370

MEDICAL-BIOMEDICAL/GENETICS - 13.6%
Vertex Pharmaceuticals, Inc.*	71,988	8,108,729
Amgen, Inc.	48,547	7,873,352
Alexion Pharmaceuticals, Inc.*	41,140	7,872,550
Celgene Corp.*	73,144	7,832,991
Regeneron Pharmaceuticals, Inc.*	19,344	7,616,120
Gilead Sciences, Inc.*	64,579	7,232,848
Biogen Idec, Inc.*	20,701	6,646,677
Total Medical-Biomedical/Genetics		53,183,267

MEDICAL INSTRUMENTS - 9.2%
Edwards Lifesciences Corp.*	67,157	8,120,624
Boston Scientific Corp.*	535,535	7,111,905
Medtronic, Inc.	102,686	6,999,078
Intuitive Surgical, Inc.*	13,926	6,904,511
St. Jude Medical, Inc.	106,122	6,809,849
Total Medical Instruments		35,945,967

MEDICAL-HMO - 9.1%
UnitedHealth Group, Inc.	77,677	7,380,092
Humana, Inc.	52,192	7,246,859
Cigna Corp.	72,510	7,219,821
WellPoint, Inc.	56,432	7,149,370
Aetna, Inc.	81,438	6,719,449
Total Medical-HMO		35,715,591

MEDICAL-GENERIC DRUGS - 5.6%
Mylan, Inc.*	142,247	7,617,327
Perrigo Company plc	46,327	7,479,494
Actavis plc*	28,562	6,933,140
Total Medical-Generic Drugs		22,029,961

MEDICAL - WHOLESALE DRUG DISTRIBUTION - 5.5%
AmerisourceBergen Corp. — Class A	86,824	7,415,638
McKesson Corp.	34,781	7,074,803
Cardinal Health, Inc.	88,793	6,968,475
Total Medical - Wholesale Drug Distribution		21,458,916

INSTRUMENTS-SCIENTIFIC - 5.2%
Waters Corp.*	65,772	7,287,538
PerkinElmer, Inc.	149,858	6,506,834
Thermo Fisher Scientific, Inc.	54,300	6,384,051
Total Instruments-Scientific		20,178,423

DENTAL SUPPLIES & EQUIPMENTS - 3.7%
DENTSPLY International, Inc.	143,191	7,269,808
Patterson Companies, Inc.	165,004	7,113,322
Total Dental Supplies & Equipments		14,383,130

MEDICAL LABS & TESTING SERVICES - 3.5%
Laboratory Corporation of America Holdings*	62,945	6,879,259
Quest Diagnostics, Inc.	106,900	6,783,874
Total Medical Labs & Testing Services		13,663,133

MEDICAL-HOSPITALS - 3.1%
Universal Health Services, Inc. — Class B	59,925	6,214,822
Tenet Healthcare Corp.*	108,796	6,098,016
Total Medical-Hospitals		12,312,838

ELECTRONIC MEASURING INSTRUMENTS - 2.0%
Agilent Technologies, Inc.	112,227	6,203,908
Agilent Technologies, Inc.*	43,265	1,738,388
Total Electronic Measuring Instruments		7,942,296

DISPOSABLE MEDICAL PRODUCTS - 1.9%
CR Bard, Inc.	45,252	7,419,970

MEDICAL INFORMATION SYSTEM - 1.8%
Cerner Corp.*	113,943	7,217,150

DIALYSIS CENTERS - 1.8%
DaVita HealthCare Partners, Inc.*	90,376	7,055,654

PHARMACY SERVICES - 1.8%
Express Scripts Holding Co.*	90,786	6,974,181

Total Common Stocks
(Cost $338,912,843)		392,514,453

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

	Shares	Value

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund	782,674	$782,674
Total Short Term Investments
(Cost $782,674)		782,674

Total Investments - 100.4%
(Cost $339,695,517)		$393,297,127
Other Assets & Liabilities, net - (0.4)%		(1,583,141)
Total Net Assets - 100.0%		$391,713,986

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company

90 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

COMMON STOCKS† - 99.9%

DIVERSIFIED MANUFACTURING OPERATIONS - 15.9%
Textron, Inc.	51,952	$2,157,567
Parker-Hannifin Corp.	16,082	2,042,896
3M Co.	13,160	2,023,613
Ingersoll-Rand plc	31,643	1,981,485
Danaher Corp.	24,638	1,980,895
Illinois Tool Works, Inc.	21,461	1,954,024
Eaton Corporation plc	28,234	1,930,923
General Electric Co.	73,219	1,889,782
Pentair plc	28,108	1,884,641
Dover Corp.	22,081	1,754,115
Total Diversified Manufacturing Operations		19,599,941

AEROSPACE/DEFENSE - 9.8%
General Dynamics Corp.	14,986	2,094,444
Rockwell Collins, Inc.	24,648	2,074,129
Lockheed Martin Corp.	10,859	2,069,400
Northrop Grumman Corp.	14,571	2,010,215
Raytheon Co.	18,797	1,952,632
Boeing Co.	14,921	1,863,782
Total Aerospace/Defense		12,064,602

TRANSPORT-SERVICES - 7.9%
FedEx Corp.	12,318	2,062,033
United Parcel Service, Inc. — Class B	19,319	2,026,756
CH Robinson Worldwide, Inc.	28,200	1,951,722
Expeditors International of Washington, Inc.	44,663	1,905,324
Ryder System, Inc.	20,433	1,807,708
Total Transport-Services		9,753,543

TRANSPORT-RAIL - 6.6%
CSX Corp.	60,536	2,156,898
Union Pacific Corp.	17,702	2,061,398
Kansas City Southern	16,476	2,023,088
Norfolk Southern Corp.	17,557	1,942,506
Total Transport-Rail		8,183,890

TOOLS-HAND HELD - 3.2%
Snap-on, Inc.	15,066	1,990,821
Stanley Black & Decker, Inc.	20,614	1,930,295
Total Tools-Hand Held		3,921,116

COMMERCIAL SERVICES - 3.1%
Cintas Corp.	28,553	2,091,221
Quanta Services, Inc.*	51,838	1,766,639
Total Commercial Services		3,857,860

AIRLINES - 3.1%
Southwest Airlines Co.	55,925	1,928,293
Delta Air Lines, Inc.	47,724	1,919,937
Total Airlines		3,848,230

NON-HAZARDOUS WASTE DISPOSAL - 3.1%
Waste Management, Inc.	40,473	1,978,725
Republic Services, Inc. — Class A	48,382	1,857,869
Total Non-hazardous Waste Disposal		3,836,594

ELECTRONIC SECURITY DEVICES - 3.1%
Allegion plc	37,236	1,976,859
Tyco International Ltd.	42,729	1,834,356
Total Electronic Security Devices		3,811,215

ELECTRIC PRODUCTS - MISCELLANEOUS - 3.1%
AMETEK, Inc.	36,356	1,895,966
Emerson Electric Co.	29,371	1,881,506
Total Electric Products - Miscellaneous		3,777,472

DISTRIBUTION/WHOLESALE - 3.0%
WW Grainger, Inc.	7,624	1,881,604
Fastenal Co.	41,358	1,821,406
Total Distribution/Wholesale		3,703,010

MACHINERY-PUMPS - 2.9%
Xylem, Inc.	50,988	1,853,924
Flowserve Corp.	25,507	1,734,221
Total Machinery-Pumps		3,588,145

MACHINERY - CONSTRUCTION & MINING - 2.9%
Caterpillar, Inc.	18,036	1,829,030
Joy Global, Inc.	32,363	1,703,265
Total Machinery - Construction & Mining		3,532,295

ENGINEERING/R&D SERVICES - 2.8%
Fluor Corp.	27,064	1,795,426
Jacobs Engineering Group, Inc.*	35,431	1,681,201
Total Engineering/R&D Services		3,476,627

FILTRATION/SEPARATE PRODUCTS - 1.7%
Pall Corp.	22,712	2,076,331

AUTO-MEDIUM & HEAVY DUTY TRUCKS - 1.7%
PACCAR, Inc.	31,496	2,057,319

HUMAN RESOURCES - 1.7%
Robert Half International, Inc.	37,464	2,052,278

MACHINERY - GENERAL INDUSTRIES - 1.6%
Roper Industries, Inc.	12,874	2,037,954

HAZARDOUS WASTE DISPOSAL - 1.6%
Stericycle, Inc.*	16,174	2,037,924

ELECTRONICS-MILITARY - 1.6%
L-3 Communications Holdings, Inc.	16,502	2,004,333

ENGINES-INTERNAL COMBUST - 1.6%
Cummins, Inc.	13,669	1,998,134

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

	Shares	Value

DATA PROCESSING/MANAGEMENT - 1.6%
Dun & Bradstreet Corp.	16,199	$1,989,399

MACHINERY-FARM - 1.6%
Deere & Co.	23,114	1,977,172

INSTRUMENTS-CONTROLS - 1.6%
Honeywell International, Inc.	20,044	1,926,629

AEROSPACE/DEFENSE - EQUIPMENTS - 1.5%
United Technologies Corp.	17,482	1,870,574

INDUSTRIAL AUTOMAT/ROBOT - 1.5%
Rockwell Automation, Inc.	16,414	1,844,113

SECURITY SERVICES - 1.5%
ADT Corp.	51,374	1,841,244

COMMERCIAL SERVICES - FINANCE - 1.5%
Equifax, Inc.	24,266	1,837,907

RENTAL AUTO/EQUIPMENT - 1.5%
United Rentals, Inc.*	16,245	1,787,925

PUBLISHING-PERIODICALS - 1.4%
Nielsen N.V.	42,046	1,786,535

OFFICE AUTOMATION & EUIPMENTS - 1.4%
Pitney Bowes, Inc.	71,397	1,766,362

BUILDING PRODUCTS - WOOD - 1.4%
Masco Corp.	79,321	1,750,614

METAL PROCESSORS&FABRICA - 1.4%
Precision Castparts Corp.	7,893	1,741,985

Total Common Stocks
(Cost $114,431,929)		123,339,272

Total Investments - 99.9%
(Cost $114,431,929)		$123,339,272
Other Assets & Liabilities, net - 0.1%		108,212
Total Net Assets - 100.0%		$123,447,484

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company

92 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

	Shares	Value

COMMON STOCKS† - 100.0%

CHEMICALS-DIVERSIFIED - 16.3%
EI du Pont de Nemours & Co.	39,202	$2,710,819
PPG Industries, Inc.	12,718	2,590,529
Dow Chemical Co.	48,216	2,381,870
FMC Corp.	40,674	2,332,654
LyondellBasell Industries N.V. — Class A	22,739	2,083,575
Total Chemicals-Diversified		12,099,447

CHEMICALS-SPECIALTY - 14.7%
Sigma-Aldrich Corp.	24,888	3,382,528
International Flavors & Fragrances, Inc.	25,843	2,562,333
Eastman Chemical Co.	30,575	2,469,849
Ecolab, Inc.	21,993	2,446,281
Total Chemicals-Specialty		10,860,991

INDUSTRIAL GASES - 10.4%
Air Products & Chemicals, Inc.	19,806	2,667,076
Airgas, Inc.	23,345	2,603,901
Praxair, Inc.	19,293	2,430,725
Total Industrial Gases		7,701,702

AGRICULTURAL CHEMICALS - 10.3%
CF Industries Holdings, Inc.	10,132	2,634,320
Monsanto Co.	22,463	2,584,144
Mosaic Co.	54,862	2,430,935
Total Agricultural Chemicals		7,649,399

PAPER & RELATED PRODUCTS - 7.0%
MeadWestvaco Corp.	59,767	2,639,908
International Paper Co.	51,005	2,581,873
Total Paper & Related Products		5,221,781

CONTAINERS-PAPER/PLASTIC - 6.7%
Sealed Air Corp.	68,710	2,490,738
Bemis Company, Inc.	64,324	2,474,544
Total Containers-Paper/Plastic		4,965,282

BUILDING PRODUCTS-CEMENT/AGGREGATES - 6.5%
Vulcan Materials Co.	40,554	2,502,587
Martin Marietta Materials, Inc.	19,652	2,297,712
Total Building Products-Cement/Aggregates		4,800,299

CONTAINERS-METAL/GLASS - 6.2%
Ball Corp.	38,647	2,490,026
Owens-Illinois, Inc.*	80,569	2,076,263
Total Containers-Metal/Glass		4,566,289

COATINGS/PAINT - 3.7%
Sherwin-Williams Co.	11,782	2,704,676

METAL-ALUMINUM - 3.4%
Alcoa, Inc.	151,884	2,545,576

STEEL-PRODUCERS - 3.4%
Nucor Corp.	46,206	2,497,896

OFFICE SUPPLIES & FORMS - 3.3%
Avery Dennison Corp.	52,622	2,465,341

METAL-COPPER - 2.9%
Freeport-McMoRan, Inc.	74,168	2,113,788

STEEL-SPECIALTY - 2.7%
Allegheny Technologies, Inc.	60,841	1,998,627

GOLD MINING - 2.5%
Newmont Mining Corp.	100,893	1,892,753

Total Common Stocks
(Cost $74,821,456)		74,083,847

SHORT TERM INVESTMENTS† - 0.0%
Federated U.S. Treasury Cash Reserve Fund	29,545	29,545
Total Short Term Investments
(Cost $29,545)		29,545

Total Investments - 100.0%
(Cost $74,851,001)		$74,113,392
Other Assets & Liabilities, net - 0.0%		25,107
Total Net Assets - 100.0%		$74,138,499

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

COMMON STOCKS† - 99.8%

ELECTRONIC COMPONENTS - SEMICONDUCTOR - 15.0%
Micron Technology, Inc.*	323,995	$10,720,996
Xilinx, Inc.	240,303	10,688,677
Texas Instruments, Inc.	213,490	10,601,913
Broadcom Corp. — Class A	253,076	10,598,823
NVIDIA Corp.	533,978	10,433,930
Avago Technologies Ltd.	116,582	10,055,198
Intel Corp.	295,577	10,052,574
Altera Corp.	287,874	9,894,229
Microchip Technology, Inc.1	214,158	9,232,351
First Solar, Inc.*	140,549	8,278,336
Total Electronic Components - Semiconductor		100,557,027

COMMERCIAL SERVICES - FINANCE - 8.2%
Automatic Data Processing, Inc.	139,307	11,392,526
MasterCard, Inc. — Class A	135,306	11,331,878
Alliance Data Systems Corp.*	39,579	11,214,710
Total System Services, Inc.	321,817	10,874,196
Western Union Co.1	608,940	10,327,622
Total Commercial Services - Finance		55,140,932

APPLICATIONS SOFTWARE - 7.6%
salesforce.com, Inc.*	172,556	11,041,859
Intuit, Inc.	121,689	10,709,849
Microsoft Corp.	219,071	10,285,383
Red Hat, Inc.*	169,064	9,961,251
Citrix Systems, Inc.*	142,130	9,129,010
Total Applications Software		51,127,352

COMPUTERS-MEMORY DEVICES - 7.5%
Seagate Technology plc	167,605	10,530,622
NetApp, Inc.	240,868	10,309,150
Western Digital Corp.	102,345	10,067,678
EMC Corp.	344,920	9,909,552
SanDisk Corp.	103,193	9,714,589
Total Computers-Memory Devices		50,531,591

COMPUTER SERVICES - 6.0%
Cognizant Technology Solutions Corp. — Class A*	228,002	11,137,897
Computer Sciences Corp.	170,919	10,323,508
Accenture plc — Class A	126,088	10,228,259
International Business Machines Corp.	53,420	8,782,248
Total Computer Services		40,471,912

DATA PROCESSING/MANAGEMENT - 4.9%
Paychex, Inc.	243,395	11,424,961
Fiserv, Inc.*	157,427	10,938,028
Fidelity National Information Services, Inc.	179,235	10,465,532
Total Data Processing/Management		32,828,521

SEMICONDUCTOR EQUIPMENT - 4.7%
Lam Research Corp.	142,693	11,110,077
KLA-Tencor Corp.	130,696	10,344,588
Applied Materials, Inc.	457,943	10,115,961
Total Semiconductor Equipment		31,570,626

SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUIT - 4.6%
QUALCOMM, Inc.	135,491	10,637,399
Analog Devices, Inc.	207,604	10,301,310
Linear Technology Corp.	228,702	9,797,594
Total Semiconductor Components - Integrated Circuit		30,736,303

INTERNET SECURITY - 3.2%
VeriSign, Inc.*	182,117	10,883,312
Symantec Corp.	417,004	10,350,039
Total Internet Security		21,233,351

WEB PORTALS/ISP - 3.1%
Yahoo!, Inc.*	238,642	10,989,464
Google, Inc. — Class A*	8,802	4,998,392
Google, Inc. — Class C*	8,802	4,921,022
Total Web Portals/ISP		20,908,878

COMPUTERS - 3.1%
Apple, Inc.	100,605	10,865,340
Hewlett-Packard Co.	279,475	10,027,563
Total Computers		20,892,903

ENTERPRISE SOFTWARE/SERVICES - 3.0%
CA, Inc.	358,268	10,411,268
Oracle Corp.	252,037	9,842,045
Total Enterprise Software/Services		20,253,313

ELECTRONIC COMPONENTS-MISCELLANEOUS - 3.0%
Jabil Circuit, Inc.	475,515	9,962,039
TE Connectivity Ltd.	162,151	9,912,291
Total Electronic Components-Miscellaneous		19,874,330

TELECOMMUNICATION EQUIPMENTS - 2.9%
Harris Corp.	146,224	10,177,190
Juniper Networks, Inc.	440,629	9,284,053
Total Telecommunication Equipments		19,461,243

FINANCE-CREDIT CARD - 1.7%
Visa, Inc. — Class A	47,717	11,520,315

ENTERTAINMENT SOFTWARE - 1.7%
Electronic Arts, Inc.*	274,970	11,265,521

COMPUTER AIDED DESIGN - 1.6%
Autodesk, Inc.*	190,718	10,973,914

WIRELESS EQUIPMENT - 1.6%
Motorola Solutions, Inc.	165,784	10,693,068

94 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

	Shares	Value

E-COMMERCE/PRODUCTS - 1.5%
eBay, Inc.*	195,837	$10,281,443

ELECTRONIC MEASURING INSTRUMENTS - 1.5%
FLIR Systems, Inc.	305,199	10,233,322

ELECTRONIC FORMS - 1.5%
Adobe Systems, Inc.*	143,992	10,096,719

TELECOMMUNICATION EQUIPMENTS FIBER OPTICS - 1.5%
Corning, Inc.	492,508	10,061,938

INTERNET INFRASTRUCTURE SOFTWARE - 1.5%
F5 Networks, Inc.*	81,763	10,055,214

OFFICE AUTOMATION & EQUIPMENTS - 1.5%
Xerox Corp.	754,391	10,018,312

NETWORKING PRODUCTS - 1.5%
Cisco Systems, Inc.	405,996	9,934,722

ELECTRONIC CONNECTORS - 1.5%
Amphenol Corp. — Class A	196,167	9,922,127

INTERNET CONTENT-ENTERTAINMENT - 1.5%
Facebook, Inc. — Class A*	132,136	9,908,879

COMPUTER SOFTWARE - 1.5%
Akamai Technologies, Inc.*	163,601	9,865,140

COMPUTERS-INTEGRATED SYSTEMS - 1.4%
Teradata Corp.*	227,748	9,638,295

Total Common Stocks
(Cost $596,845,536)		670,057,211

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund	1,031,079	1,031,079
Total Short Term Investments
(Cost $1,031,079)		1,031,079

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 2.7%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$11,495,948	11,495,948
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	5,258,236	5,258,236
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	1,507,155	1,507,155
Total Securities Lending Collateral
(Cost $18,261,339)		18,261,339

Total Investments - 102.7%
(Cost $616,137,954)		$689,349,629
Other Assets & Liabilities, net - (2.7)%		(18,128,851)
Total Net Assets - 100.0%		$671,220,778

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

	Shares	Value

COMMON STOCKS† - 99.7%

ELECTRIC-INTEGRATED - 69.9%
Wisconsin Energy Corp.	85,622	$4,251,988
Public Service Enterprise Group, Inc.	102,884	4,250,137
TECO Energy, Inc.	216,684	4,249,173
Duke Energy Corp.	51,693	4,246,580
Consolidated Edison, Inc.	66,928	4,240,558
Exelon Corp.	114,939	4,205,618
Entergy Corp.	50,033	4,203,773
American Electric Power Company, Inc.	71,965	4,198,438
Ameren Corp.	98,767	4,181,795
Northeast Utilities	84,737	4,181,771
CMS Energy Corp.	127,468	4,164,380
SCANA Corp.	75,716	4,156,051
Edison International	66,397	4,155,124
FirstEnergy Corp.	110,499	4,126,033
Integrys Energy Group, Inc.	56,718	4,122,264
DTE Energy Co.	49,977	4,106,110
Pinnacle West Capital Corp.	66,714	4,100,910
PG&E Corp.	81,432	4,097,658
PPL Corp.	115,748	4,050,023
Xcel Energy, Inc.	120,782	4,042,574
Southern Co.	87,102	4,038,049
NextEra Energy, Inc.	40,138	4,022,630
Dominion Resources, Inc.	55,072	3,926,634
Pepco Holdings, Inc.	139,368	3,810,321
Total Electric-Integrated		99,128,592

TELEPHONE-INTEGRATED - 13.5%
CenturyLink, Inc.	95,520	3,962,170
Verizon Communications, Inc.	78,034	3,921,209
Frontier Communications Corp.1	590,132	3,859,463
AT&T, Inc.	109,472	3,814,004
Windstream Holdings, Inc.1	341,177	3,575,535
Total Telephone-Integrated		19,132,381

GAS-DISTRIBUTION - 11.1%
NiSource, Inc.	96,761	4,069,768
Sempra Energy	36,454	4,009,940
AGL Resources, Inc.	71,948	3,878,717
CenterPoint Energy, Inc.	155,744	3,823,515
Total Gas-Distribution		15,781,940

INDEPEND POWER PRODUCER - 2.6%
NRG Energy, Inc.	124,732	3,739,465

ELECTRIC-GENERATION - 2.6%
AES Corp.	262,098	3,687,719

Total Common Stocks
(Cost $134,728,889)		141,470,097

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund	215,025	215,025
Total Short Term Investments
(Cost $215,025)		215,025

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 4.0%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$3,584,061	3,584,061
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	1,639,346	1,639,346
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	469,882	469,882
Total Securities Lending Collateral
(Cost $5,693,289)		5,693,289

Total Investments - 103.9%
(Cost $140,637,203)		$147,378,411
Other Assets & Liabilities, net - (3.9)%		(5,502,927)
Total Net Assets - 100.0%		$141,875,484

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.

96 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2014

	Guggenheim Russell MidCap® Equal Weight ETF	Guggenheim Russell 1000® Equal Weight ETF	Guggenheim Russell 2000® Equal Weight ETF	Guggenheim MSCI Emerging Markets Equal Weight ETF
Assets:
Investments, at value* — including $4,820,550, $2,518,493, $2,141,567 and $1,764,819 of securities loaned, respectively	$146,072,679	$93,087,244	$40,366,141	$13,665,630
Repurchase agreements	4,843,547	2,546,229	2,271,508	1,791,546
Total Investments	150,916,226	95,633,473	42,637,649	15,457,176
Segregated cash with broker	10	5	4	4
Foreign currency, at value	—	—	—	318
Receivables:
Receivable from manager	—	—	—	1,045
Securities lending	16,291	9,438	11,456	697
Dividends and interest	83,366	76,432	15,752	6,584
Capital gains tax reclaims	—	—	—	659
Total assets	151,015,893	95,719,348	42,664,861	15,466,483

Liabilities:
Payable upon return of securities loaned	4,843,557	2,546,235	2,271,513	1,791,550
Payable for:
Due to custodian	—	—	—	12,782
Accrued management fees	47,354	36,195	12,871	7,956
Total liabilities	4,890,911	2,582,430	2,284,384	1,812,288
Net assets	$146,124,982	$93,136,918	$40,380,477	$13,654,195

Net assets consist of:
Paid-in capital	$124,771,059	$83,695,711	$37,758,046	$16,652,220
Undistributed (distributions in excess of) net investment income	(856)	19,357	(8,573)	16,910
Accumulated net realized gain (loss) on investments and foreign currency	(875,154)	(684,496)	(1,415,366)	(3,029,093)
Net unrealized appreciation on investments and foreign currency	22,229,933	10,106,346	4,046,370	14,158
Net assets	$146,124,982	$93,136,918	$40,380,477	$13,654,195
Shares outstanding (unlimited shares authorized), no par value	2,900,000	1,850,000	900,000	400,000
Net asset value, offering price and repurchase price per share	$50.39	$50.34	$44.87	$34.14
Cost of investments	$123,842,746	$82,980,898	$36,319,771	$13,651,329
Cost of repurchase agreements	4,843,547	2,546,229	2,271,508	1,791,546
*Total cost of investments	$128,686,293	$85,527,127	$38,591,279	$15,442,875

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 97

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2014

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Assets:
Investments, at value* — including $3,828,402, $— and $6,877,073 of securities loaned, respectively	$86,880,873	$186,284,412	$100,183,093
Repurchase agreements	3,880,267	—	7,069,723
Total Investments	90,761,140	186,284,412	107,252,816
Segregated cash with broker	8	—	14
Receivables:
Fund shares sold	—	139,121	—
Securities lending	735	—	21,037
Dividends and interest	45,321	210,895	153,325
Total assets	90,807,204	186,634,428	107,427,192

Liabilities:
Payable upon return of securities loaned	3,880,275	—	7,069,736
Payable for:
Investments purchased	—	197,863	—
Accrued management fees	29,770	54,595	50,596
Total liabilities	3,910,045	252,458	7,120,332
Net assets	$86,897,159	$186,381,970	$100,306,860

Net assets consist of:
Paid-in capital	$85,519,959	$175,862,469	$128,359,855
Undistributed net investment income	28,390	305,571	110,631
Accumulated net realized gain (loss) on investments	(3,441,961)	(2,145,483)	(8,172,023)
Net unrealized appreciation (depreciation) on investments	4,790,771	12,359,413	(19,991,603)
Net assets	$86,897,159	$186,381,970	$100,306,860
Shares outstanding (unlimited shares authorized), no par value	1,050,000	1,850,000	1,300,005
Net asset value, offering price and repurchase price per share	$82.76	$100.75	$77.16
Cost of investments	$82,090,102	$173,924,999	$120,174,696
Cost of repurchase agreements	3,880,267	—	7,069,723
*Total cost of investments	$85,970,369	$173,924,999	$127,244,419

98 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2014

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Assets:
Investments, at value*	$136,279,165	$393,297,127	$123,339,272	$74,113,392
Total Investments	136,279,165	393,297,127	123,339,272	74,113,392
Receivables:
Fund shares sold	8,026	115,038	—	—
Securities lending	—	—	14	—
Dividends and interest	77,605	153,428	264,982	59,896
Total assets	136,364,796	393,565,593	123,604,268	74,173,288

Liabilities:
Payable for:
Investments purchased	—	1,736,224	—	—
Due to custodian	5,720	—	106,197	—
Fund shares redeemed	—	—	9,926	7,234
Accrued management fees	43,423	115,383	40,661	27,555
Total liabilities	49,143	1,851,607	156,784	34,789
Net assets	$136,315,653	$391,713,986	$123,447,484	$74,138,499

Net assets consist of:
Paid-in capital	$134,229,503	$338,198,315	$116,089,031	$77,348,673
Undistributed net investment income	—	232,378	276,845	71,167
Accumulated net realized gain (loss) on investments	(6,324,801)	(318,317)	(1,825,735)	(2,543,732)
Net unrealized appreciation (depreciation) on investments	8,410,951	53,601,610	8,907,343	(737,609)
Net assets	$136,315,653	$391,713,986	$123,447,484	$74,138,499
Shares outstanding (unlimited shares authorized), no par value	3,150,000	2,850,000	1,400,000	900,000
Net asset value, offering price and repurchase price per share	$43.27	$137.44	$88.18	$82.38
*Total cost of investments	$127,868,214	$339,695,517	$114,431,929	$74,851,001

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 99

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2014

	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Assets:
Investments, at value* — including $18,326,670 and $5,530,514 of securities loaned, respectively	$671,088,290	$141,685,122
Repurchase agreements	18,261,339	5,693,289
Total Investments	689,349,629	147,378,411
Cash	1,960	—
Segregated cash with broker	36	11
Receivables:
Fund shares sold	1,686	23,164
Securities lending	1,701	1,672
Dividends and interest	332,527	202,786
Total assets	689,687,539	147,606,044

Liabilities:
Payable upon return of securities loaned	18,261,375	5,693,300
Payable for:
Accrued management fees	205,386	37,260
Total liabilities	18,466,761	5,730,560
Net assets	$671,220,778	$141,875,484

Net assets consist of:
Paid-in capital	$605,131,191	$135,498,514
Undistributed net investment income	117,510	199,574
Accumulated net realized gain (loss) on investments	(7,239,598)	(563,812)
Net unrealized appreciation on investments	73,211,675	6,741,208
Net assets	$671,220,778	$141,875,484
Shares outstanding (unlimited shares authorized), no par value	7,700,000	1,850,000
Net asset value, offering price and repurchase price per share	$87.17	$76.69
Cost of investments	$597,876,615	$134,943,914
Cost of repurchase agreements	18,261,339	5,693,289
*Total cost of investments	$616,137,954	$140,637,203

100 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2014

	Guggenheim Russell MidCap® Equal Weight ETF	Guggenheim Russell 1000® Equal Weight ETF	Guggenheim Russell 2000® Equal Weight ETF	Guggenheim MSCI Emerging Markets Equal Weight ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$1,847,884	$1,569,338	$395,929	$280,395
Income from securities lending	95,511	55,076	94,220	4,698
Interest	6	3	2	9
Total investment income	1,943,401	1,624,417	490,151	285,102

Expenses:
Management fees	462,251	364,394	141,743	81,075
Trustee fees	9,965	4,770	7,832	—
Total expenses	472,216	369,164	149,575	81,075
Less:
Expenses waived by Adviser	—	—	—	(11,582)
Net investment income	1,471,185	1,255,253	340,576	215,609

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(851,662)	(484,225)	(292,017)	(409,237)
In-kind redemptions	8,750,080	10,767,488	1,187,212	—
Foreign currency transactions	—	—	—	(2,471)
Net realized gain (loss)	7,898,418	10,283,263	895,195	(411,708)
Net change in unrealized appreciation (depreciation) on:
Investments	4,759,529	(2,477,145)	202,910	203,909
Foreign currency transactions	—	—	—	(173)
Net change in unrealized appreciation (depreciation)	4,759,529	(2,477,145)	202,910	203,736
Net realized and unrealized gain (loss)	12,657,947	7,806,118	1,098,105	(207,972)
Net increase in net assets resulting from operations	$14,129,132	$9,061,371	$1,438,681	$7,637
* Foreign taxes withheld	$977	$831	$1,718	$34,592

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 101

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2014

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Investment Income:
Dividends	$1,725,468	$3,253,966	$3,097,438
Income from securities lending	15,351	252	154,426
Interest	4	6	4
Total investment income	1,740,823	3,254,224	3,251,868

Expenses:
Management fees	441,959	510,427	641,629
Total expenses	441,959	510,427	641,629
Net investment income	1,298,864	2,743,797	2,610,239

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(464,473)	(1,849,622)	(4,235,571)
In-kind redemptions	19,733,253	15,292,738	6,123,075
Net realized gain	19,268,780	13,443,116	1,887,504
Net change in unrealized appreciation (depreciation) on:
Investments	(13,526,852)	2,905,504	(22,261,676)
Net realized and unrealized gain (loss)	5,741,928	16,348,620	(20,374,172)
Net increase (decrease) in net assets resulting from operations	$7,040,792	$19,092,417	$(17,763,933)

102 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2014

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$1,663,286	$2,035,825	$1,790,620	$1,381,952
Income from securities lending	1,478	573	1,743	22,764
Interest	2	4	3	2
Total investment income	1,664,766	2,036,402	1,792,366	1,404,718

Expenses:
Management fees	394,886	863,462	387,456	302,025
Total expenses	394,886	863,462	387,456	302,025
Net investment income	1,269,880	1,172,940	1,404,910	1,102,693

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	465,836	3,600,054	(441,240)	(1,027,428)
In-kind redemptions	8,775,952	19,272,374	11,943,595	16,461,930
Net realized gain	9,241,788	22,872,428	11,502,355	15,434,502
Net change in unrealized appreciation (depreciation) on:
Investments	4,351,272	42,079,888	2,104,725	(10,400,723)
Net realized and unrealized gain	13,593,060	64,952,316	13,607,080	5,033,779
Net increase in net assets resulting from operations	$14,862,940	$66,125,256	$15,011,990	$6,136,472
* Foreign taxes withheld	$—	$—	$4,369	$—

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 103

STATEMENTS OF OPERATIONS (concluded)
For the Year Ended October 31, 2014

	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Investment Income:
Dividends	$6,741,701	$3,414,806
Income from securities lending	8,267	36,515
Interest	19	5
Total investment income	6,749,987	3,451,326

Expenses:
Management fees	1,987,366	339,223
Total expenses	1,987,366	339,223
Net investment income	4,762,621	3,112,103

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,172,526	(558,245)
In-kind redemptions	30,852,577	12,483,032
Net realized gain	35,025,103	11,924,787
Net change in unrealized appreciation (depreciation) on:
Investments	52,724,598	3,851,728
Net realized and unrealized gain	87,749,701	15,776,515
Net increase in net assets resulting from operations	$92,512,322	$18,888,618

104 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell MidCap® Equal Weight ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,471,185	$880,860
Net realized gain on investments	7,898,418	1,667,080
Net change in unrealized appreciation (depreciation) on investments	4,759,529	15,666,282
Net increase in net assets resulting from operations	14,129,132	18,214,222

Distributions to shareholders from:
Net investment income	(1,462,291)	(872,275)
Capital gains	(692,837)	—
Total distributions to shareholders	(2,155,128)	(872,275)

Shareholder transactions:
Proceeds from shares purchased	81,939,005	8,621,802
Value of shares redeemed	(24,692,404)	(1,675,923)
Net increase in net assets resulting from share transactions	57,246,601	6,945,879
Net increase in net assets	69,220,605	24,287,826

Net assets:
Beginning of year	76,904,377	52,616,551
End of year	$146,124,982	$76,904,377
Undistributed (distributions in excess of) net investment income at end of year	$(856)	$32,425

Changes in shares outstanding:
Shares sold	1,700,000	200,000
Shares redeemed	(500,000)	(50,000)
Net increase in shares	1,200,000	150,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim Russell 1000® Equal Weight ETF		Guggenheim Russell 2000® Equal Weight ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,255,253	$850,118	$340,576	$239,290
Net realized gain on investments	10,283,263	2,559,190	895,195	361,872
Net change in unrealized appreciation (depreciation) on investments	(2,477,145)	11,758,096	202,910	4,446,385
Net increase in net assets resulting from operations	9,061,371	15,167,404	1,438,681	5,047,547

Distributions to shareholders from:
Net investment income	(1,246,900)	(825,605)	(344,321)	(245,833)

Shareholder transactions:
Proceeds from shares purchased	58,765,204	19,494,177	15,879,739	8,272,983
Value of shares redeemed	(38,162,845)	(8,127,123)	(2,329,715)	(1,656,312)
Net increase in net assets resulting from share transactions	20,602,359	11,367,054	13,550,024	6,616,671
Net increase in net assets	28,416,830	25,708,853	14,644,384	11,418,385

Net assets:
Beginning of year	64,720,088	39,011,235	25,736,093	14,317,708
End of year	$93,136,918	$64,720,088	$40,380,477	$25,736,093
Undistributed (distributions in excess of) net investment income at end of year	$19,357	$21,969	$(8,573)	$1,018

Changes in shares outstanding:
Shares sold	1,200,000	500,000	350,000	200,000
Shares redeemed	(800,000)	(200,000)	(50,000)	(50,000)
Net increase in shares	400,000	300,000	300,000	150,000

106 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim MSCI Emerging Markets Equal Weight ETF		Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$215,609	$168,467	$1,298,864	$715,547
Net realized gain (loss) on investments and foreign currency	(411,708)	(422,275)	19,268,780	1,266,782
Net change in unrealized appreciation (depreciation) on investments and foreign currency	203,736	925,548	(13,526,852)	17,925,619
Net increase in net assets resulting from operations	7,637	671,740	7,040,792	19,907,948

Distributions to shareholders from:
Net investment income	(231,261)	(142,210)	(1,282,123)	(700,441)

Shareholder transactions:
Proceeds from shares purchased	3,549,961	—	47,523,459	68,655,707
Value of shares redeemed	—	(3,526,747)	(91,882,052)	(3,680,382)
Net increase (decrease) in net assets resulting from share transactions	3,549,961	(3,526,747)	(44,358,593)	64,975,325
Net increase (decrease) in net assets	3,326,337	(2,997,217)	(38,599,924)	84,182,832

Net assets:
Beginning of year	10,327,858	13,325,075	125,497,083	41,314,251
End of year	$13,654,195	$10,327,858	$86,897,159	$125,497,083
Undistributed net investment income at end of year	$16,910	$36,977	$28,390	$28,888

Changes in shares outstanding:
Shares sold	100,000	—	600,000	950,000
Shares redeemed	—	(100,000)	(1,200,000)	(50,000)
Net increase (decrease) in shares	100,000	(100,000)	(600,000)	900,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Consumer Staples ETF		Guggenheim S&P 500® Equal Weight Energy ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,743,797	$1,372,995	$2,610,239	$366,278
Net realized gain on investments	13,443,116	3,958,959	1,887,504	1,160,733
Net change in unrealized appreciation (depreciation) on investments	2,905,504	10,909,808	(22,261,676)	6,228,548
Net increase (decrease) in net assets resulting from operations	19,092,417	16,241,762	(17,763,933)	7,755,559

Distributions to shareholders from:
Net investment income	(2,571,891)	(1,309,633)	(2,499,608)	(380,123)

Shareholder transactions:
Proceeds from shares purchased	161,078,918	52,450,891	318,175,018	14,930,221
Value of shares redeemed	(75,271,970)	(24,272,835)	(241,528,311)	(10,385,638)
Net increase in net assets resulting from share transactions	85,806,948	28,178,056	76,646,707	4,544,583
Net increase in net assets	102,327,474	43,110,185	56,383,166	11,920,019

Net assets:
Beginning of year	84,054,496	40,944,311	43,923,694	32,003,675
End of year	$186,381,970	$84,054,496	$100,306,860	$43,923,694
Undistributed net investment income at end of year	$305,571	$130,780	$110,631	$7,918

Changes in shares outstanding:
Shares sold	1,700,000	650,000	3,700,000	200,000
Shares redeemed	(800,000)	(300,000)	(2,950,000)	(150,000)
Net increase in shares	900,000	350,000	750,000	50,000

108 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Financials ETF		Guggenheim S&P 500® Equal Weight Health Care ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,269,880	$686,052	$1,172,940	$687,160
Net realized gain on investments	9,241,788	4,793,753	22,872,428	21,477,831
Net change in unrealized appreciation (depreciation) on investments	4,351,272	3,491,840	42,079,888	13,181,168
Net increase in net assets resulting from operations	14,862,940	8,971,645	66,125,256	35,346,159

Distributions to shareholders from:
Net investment income	(1,579,128)	(576,182)	(1,057,835)	(639,369)
Return of capital	—	(112,188)	—	—
Total distribution to shareholders	(1,579,128)	(688,370)	(1,057,835)	(639,369)

Shareholder transactions:
Proceeds from shares purchased	121,631,679	68,279,874	275,032,704	251,986,793
Value of shares redeemed	(56,936,567)	(32,564,941)	(79,013,536)	(194,484,887)
Net increase in net assets resulting from share transactions	64,695,112	35,714,933	196,019,168	57,501,906
Net increase in net assets	77,978,924	43,998,208	261,086,589	92,208,696

Net assets:
Beginning of year	58,336,729	14,338,521	130,627,397	38,418,701
End of year	$136,315,653	$58,336,729	$391,713,986	$130,627,397
Undistributed net investment income at end of year	$—	$10,189	$232,378	$115,335

Changes in shares outstanding:
Shares sold	3,000,000	2,000,000	2,250,000	2,900,000
Shares redeemed	(1,400,000)	(950,000)	(650,000)	(2,150,000)
Net increase in shares	1,600,000	1,050,000	1,600,000	750,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 109

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Industrials ETF		Guggenheim S&P 500® Equal Weight Materials ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,404,910	$492,791	$1,102,693	$666,698
Net realized gain on investments	11,502,355	2,419,757	15,434,502	2,254,290
Net change in unrealized appreciation (depreciation) on investments	2,104,725	7,465,868	(10,400,723)	5,325,478
Net increase in net assets resulting from operations	15,011,990	10,378,416	6,136,472	8,246,466

Distributions to shareholders from:
Net investment income	(1,179,408)	(482,387)	(1,078,681)	(628,784)

Shareholder transactions:
Proceeds from shares purchased	102,807,929	44,243,724	85,250,481	17,593,748
Value of shares redeemed	(50,443,556)	(13,970,905)	(65,238,463)	(9,530,520)
Net increase in net assets resulting from share transactions	52,364,373	30,272,819	20,012,018	8,063,228
Net increase in net assets	66,196,955	40,168,848	25,069,809	15,680,910

Net assets:
Beginning of year	57,250,529	17,081,681	49,068,690	33,387,780
End of year	$123,447,484	$57,250,529	$74,138,499	$49,068,690
Undistributed net investment income at end of year	$276,845	$60,402	$71,167	$47,155

Changes in shares outstanding:
Shares sold	1,250,000	650,000	1,050,000	250,000
Shares redeemed	(600,000)	(200,000)	(800,000)	(150,000)
Net increase in shares	650,000	450,000	250,000	100,000

110 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P 500® Equal Weight Technology ETF		Guggenheim S&P 500® Equal Weight Utilities ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,762,621	$1,587,664	$3,112,103	$1,795,537
Net realized gain on investments	35,025,103	7,221,723	11,924,787	2,169,158
Net change in unrealized appreciation (depreciation) on investments	52,724,598	35,548,906	3,851,728	(386,179)
Net increase in net assets resulting from operations	92,512,322	44,358,293	18,888,618	3,578,516

Distributions to shareholders from:
Net investment income	(4,572,706)	(1,498,370)	(3,002,830)	(1,695,499)

Shareholder transactions:
Proceeds from shares purchased	444,290,459	205,002,224	218,070,696	19,675,002
Value of shares redeemed	(134,284,608)	(75,066,087)	(143,819,030)	(12,183,568)
Net increase in net assets resulting from share transactions	310,005,851	129,936,137	74,251,666	7,491,434
Net increase in net assets	397,945,467	172,796,060	90,137,454	9,374,451

Net assets:
Beginning of year	273,275,311	100,479,251	51,738,030	42,363,579
End of year	$671,220,778	$273,275,311	$141,875,484	$51,738,030
Undistributed net investment income at end of year	$117,510	$131,943	$199,574	$142,246

Changes in shares outstanding:
Shares sold	5,550,000	3,100,000	3,050,000	300,000
Shares redeemed	(1,700,000)	(1,200,000)	(2,000,000)	(200,000)
Net increase in shares	3,850,000	1,900,000	1,050,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 111

GUGGENHEIM RUSSELL MIDCAP® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$45.24	$33.95	$31.15	$30.21
Income from investment operations:
Net investment income (loss)[b]	0.62	0.57	0.46	0.30
Net gain (loss) on investments (realized and unrealized)	5.48	11.28	2.80	0.85
Total from investment operations	6.10	11.85	3.26	1.15
Less distributions from:
Net investment income	(0.59)	(0.56)	(0.46)	(0.21)
Capital gains	(0.36)	—	—	—
Total distributions to shareholders	(0.95)	(0.56)	(0.46)	(0.21)
Net asset value, end of period	$50.39	$45.24	$33.95	$31.15

Total Return[c]	13.61%	35.21%	10.52%	3.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$146,125	$76,904	$52,617	$54,508
Ratio to average net assets of:
Net investment income (loss)	1.27%	1.44%	1.39%	1.06%[d]
Total expenses	0.41%	0.41%	0.41%	0.41%[d]
Portfolio turnover rate[e]	29%	29%	33%	30%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

112 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM RUSSELL 1000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$44.63	$33.92	$31.08	$30.18
Income from investment operations:
Net investment income (loss)[b]	0.67	0.62	0.51	0.36
Net gain (loss) on investments (realized and unrealized)	5.70	10.71	2.83	0.85
Total from investment operations	6.37	11.33	3.34	1.21
Less distributions from:
Net investment income	(0.66)	(0.62)	(0.50)	(0.31)
Total distributions to shareholders	(0.66)	(0.62)	(0.50)	(0.31)
Net asset value, end of period	$50.34	$44.63	$33.92	$31.08

Total Return[c]	14.33%	33.71%	10.83%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$93,137	$64,720	$39,011	$34,183
Ratio to average net assets of:
Net investment income (loss)	1.38%	1.57%	1.56%	1.26%[d]
Total expenses	0.41%	0.40%	0.41%	0.41%[d]
Portfolio turnover rate[e]	27%	27%	27%	25%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 113

GUGGENHEIM RUSSELL 2000® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$42.89	$31.82	$29.48	$30.19
Income from investment operations:
Net investment income (loss)[b]	0.43	0.54	0.34	0.22
Net gain (loss) on investments (realized and unrealized)	1.97	11.12	2.33	(0.75)
Total from investment operations	2.40	11.66	2.67	(0.53)
Less distributions from:
Net investment income	(0.42)	(0.59)	(0.33)	(0.18)
Total distributions to shareholders	(0.42)	(0.59)	(0.33)	(0.18)
Net asset value, end of period	$44.87	$42.89	$31.82	$29.48

Total Return[c]	5.58%	37.07%	9.08%	(1.78%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$40,380	$25,736	$14,318	$23,584
Ratio to average net assets of:
Net investment income (loss)	0.96%	1.46%	1.10%	0.79%[d]
Total expenses	0.42%	0.41%	0.41%	0.41%[d]
Portfolio turnover rate[e]	43%	42%	43%	38%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

114 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM MSCI EMERGING MARKETS EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[a]
Per Share Data:
Net asset value, beginning of period	$34.43	$33.31	$33.83	$40.21
Income from investment operations:
Net investment income (loss)[b]	0.64	0.50	0.55	0.69
Net gain (loss) on investments (realized and unrealized)	(0.31)	1.06	(0.53)	(6.35)
Total from investment operations	0.33	1.56	0.02	(5.66)
Less distributions from:
Net investment income	(0.62)	(0.44)	(0.48)	(0.36)
Return of capital	—	—	(0.06)	(0.36)
Total distributions to shareholders	(0.62)	(0.44)	(0.54)	(0.72)
Net asset value, end of period	$34.14	$34.43	$33.31	$33.83

Total Return[c]	0.99%	4.76%	0.10%	(14.13%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$13,654	$10,328	$13,325	$16,914
Ratio to average net assets of:
Net investment income (loss)	1.86%	1.47%	1.66%	1.99%
Total expenses	0.70%	0.71%	0.72%	0.71%[d]
Net expenses[e]	0.60%	0.60%	0.61%	0.63%[d]
Portfolio turnover rate[f]	25%	38%	39%	63%

[a]	The Fund commenced operations on December 3, 2010.
[b]	Based on average shares outstanding.
[c]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 115

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$76.06	$55.09	$47.70	$42.37	$32.78
Income from investment operations:
Net investment income (loss)[a]	0.95	0.79	0.64	0.56	0.35
Net gain (loss) on investments (realized and unrealized)	6.67	21.02	7.46	5.31	9.56
Total from investment operations	7.62	21.81	8.10	5.87	9.91
Less distributions from:
Net investment income	(0.92)	(0.84)	(0.71)	(0.54)	(0.32)
Total distributions to shareholders	(0.92)	(0.84)	(0.71)	(0.54)	(0.32)
Net asset value, end of period	$82.76	$76.06	$55.09	$47.70	$42.37

Total Return[b]	10.07%	39.91%	17.05%	13.91%	30.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,897	$125,497	$41,314	$21,467	$25,425
Ratio to average net assets of:
Net investment income (loss)	1.20%	1.19%	1.22%	1.20%	0.89%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	22%	20%	25%	26%	28%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

116 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$88.48	$68.24	$61.01	$55.42	$48.42
Income from investment operations:
Net investment income (loss)[a]	2.04	1.73	1.41	1.31	1.14
Net gain (loss) on investments (realized and unrealized)	12.03	20.22	7.20	5.49	6.95
Total from investment operations	14.07	21.95	8.61	6.80	8.09
Less distributions from:
Net investment income	(1.80)	(1.71)	(1.38)	(1.21)	(1.09)
Total distributions to shareholders	(1.80)	(1.71)	(1.38)	(1.21)	(1.09)
Net asset value, end of period	$100.75	$88.48	$68.24	$61.01	$55.42

Total Return[b]	16.04%	32.59%	14.19%	12.37%	16.89%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$186,382	$84,054	$40,944	$30,507	$13,856
Ratio to average net assets of:
Net investment income (loss)	2.18%	2.15%	2.14%	2.20%	2.20%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	20%	17%	18%	15%	18%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 117

GUGGENHEIM S&P 500® EQUAL WEIGHT ENERGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$79.86	$64.01	$64.16	$53.74	$47.69
Income from investment operations:
Net investment income (loss)[a]	1.40	0.78	0.55	0.36	0.44
Net gain (loss) on investments (realized and unrealized)	(2.91)	15.87	(0.19)	10.43	6.07
Total from investment operations	(1.51)	16.65	0.36	10.79	6.51
Less distributions from:
Net investment income	(1.19)	(0.80)	(0.51)	(0.37)	(0.46)
Total distributions to shareholders	(1.19)	(0.80)	(0.51)	(0.37)	(0.46)
Net asset value, end of period	$77.16	$79.86	$64.01	$64.16	$53.74

Total Return[b]	(2.02%)	26.19%	0.58%	20.09%	13.74%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$100,307	$43,924	$32,004	$35,287	$16,122
Ratio to average net assets of:
Net investment income (loss)	1.64%	1.09%	0.88%	0.53%	0.87%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	25%	17%	30%	23%	31%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

118 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT FINANCIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$37.64	$28.68	$24.48	$25.40	$21.53
Income from investment operations:
Net investment income (loss)[a]	0.53	0.57	0.39	0.42	0.31
Net gain (loss) on investments (realized and unrealized)	5.76	9.08	4.32	(0.96)	3.87
Total from investment operations	6.29	9.65	4.71	(0.54)	4.18
Less distributions from:
Net investment income	(0.66)	(0.58)	(0.42)	(0.38)	(0.31)
Return of capital	—	(0.11)	(0.09)	—	—
Total distributions to shareholders	(0.66)	(0.69)	(0.51)	(0.38)	(0.31)
Net asset value, end of period	$43.27	$37.64	$28.68	$24.48	$25.40

Total Return[b]	16.84%	34.05%	19.32%	(2.25%)	19.46%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$136,316	$58,337	$14,339	$17,133	$16,510
Ratio to average net assets of:
Net investment income (loss)	1.30%	1.65%	1.48%	1.59%	1.26%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	19%	14%	17%	18%	19%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 119

GUGGENHEIM S&P 500® EQUAL WEIGHT HEALTH CARE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$104.50	$76.84	$66.49	$59.74	$50.56
Income from investment operations:
Net investment income (loss)[a]	0.66	0.55	0.47	0.32	0.20
Net gain (loss) on investments (realized and unrealized)	32.89	27.63	11.04	6.73	9.20
Total from investment operations	33.55	28.18	11.51	7.05	9.40
Less distributions from:
Net investment income	(0.61)	(0.52)	(1.16)	(0.30)	(0.22)
Total distributions to shareholders	(0.61)	(0.52)	(1.16)	(0.30)	(0.22)
Net asset value, end of period	$137.44	$104.50	$76.84	$66.49	$59.74

Total Return[b]	32.20%	36.81%	17.39%	11.80%	18.64%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$391,714	$130,627	$38,419	$53,196	$53,770
Ratio to average net assets of:
Net investment income (loss)	0.55%	0.60%	0.65%	0.47%	0.35%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	23%	24%	15%	19%	20%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

120 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT INDUSTRIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$76.33	$56.94	$51.50	$49.54	$39.76
Income from investment operations:
Net investment income (loss)[a]	1.22	0.95	1.05	0.83	0.61
Net gain (loss) on investments (realized and unrealized)	11.59	19.41	5.42	2.05	9.78
Total from investment operations	12.81	20.36	6.47	2.88	10.39
Less distributions from:
Net investment income	(0.96)	(0.97)	(1.03)	(0.92)	(0.61)
Total distributions to shareholders	(0.96)	(0.97)	(1.03)	(0.92)	(0.61)
Net asset value, end of period	$88.18	$76.33	$56.94	$51.50	$49.54

Total Return[b]	16.85%	36.10%	12.64%	5.80%	26.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$123,447	$57,251	$17,082	$15,450	$42,105
Ratio to average net assets of:
Net investment income (loss)	1.47%	1.41%	1.90%	1.52%	1.34%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	15%	24%	18%	15%	18%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 121

GUGGENHEIM S&P 500® EQUAL WEIGHT MATERIALS ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$75.49	$60.71	$56.57	$57.32	$45.78
Income from investment operations:
Net investment income (loss)[a]	1.21	1.25	0.92	0.82	1.52
Net gain (loss) on investments (realized and unrealized)	6.85	14.73	4.14	(0.76)	11.65
Total from investment operations	8.06	15.98	5.06	0.06	13.17
Less distributions from:
Net investment income	(1.17)	(1.20)	(0.92)	(0.81)	(1.63)
Total distributions to shareholders	(1.17)	(1.20)	(0.92)	(0.81)	(1.63)
Net asset value, end of period	$82.38	$75.49	$60.71	$56.57	$57.32

Total Return[b]	10.68%	26.59%	8.99%	0.04%	29.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$74,138	$49,069	$33,388	$36,771	$34,395
Ratio to average net assets of:
Net investment income (loss)	1.48%	1.84%	1.55%	1.33%	2.88%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	22%	18%	20%	21%	27%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

122 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT TECHNOLOGY ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$70.98	$51.53	$52.23	$50.72	$39.98
Income from investment operations:
Net investment income (loss)[a]	0.78	0.68	0.41	0.29	0.12
Net gain (loss) on investments (realized and unrealized)	16.15	19.43	(0.75)	1.49	10.75
Total from investment operations	16.93	20.11	(0.34)	1.78	10.87
Less distributions from:
Net investment income	(0.74)	(0.66)	(0.36)	(0.27)	(0.13)
Total distributions to shareholders	(0.74)	(0.66)	(0.36)	(0.27)	(0.13)
Net asset value, end of period	$87.17	$70.98	$51.53	$52.23	$50.72

Total Return[b]	23.92%	39.23%	0.71%	3.51%	27.23%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$671,221	$273,275	$100,479	$109,685	$88,759
Ratio to average net assets of:
Net investment income (loss)	0.97%	1.07%	0.76%	0.54%	0.26%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	22%	24%	25%	29%	25%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 123

GUGGENHEIM S&P 500® EQUAL WEIGHT UTILITIES ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$64.67	$60.52	$54.03	$50.27	$42.13
Income from investment operations:
Net investment income (loss)[a]	2.59	2.36	2.03	1.89	1.84
Net gain (loss) on investments (realized and unrealized)	11.75	4.11	6.45	3.71	8.13
Total from investment operations	14.34	6.47	8.48	5.60	9.97
Less distributions from:
Net investment income	(2.32)	(2.32)	(1.99)	(1.84)	(1.83)
Total distributions to shareholders	(2.32)	(2.32)	(1.99)	(1.84)	(1.83)
Net asset value, end of period	$76.69	$64.67	$60.52	$54.03	$50.27

Total Return[b]	22.61%	10.95%	15.98%	11.29%	24.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$141,875	$51,738	$42,364	$32,417	$20,110
Ratio to average net assets of:
Net investment income (loss)	3.72%	3.78%	3.60%	3.60%	3.95%
Total expenses	0.40%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[c]	31%	22%	22%	15%	16%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

124 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the "Trust") is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a "Fund", and collectively, the "Funds"). The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2014, the Trust consisted of twenty-one Funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the "Underlying Index") as follows:

Fund	Underlying Index
Guggenheim Russell MidCap® Equal Weight ETF	Russell MidCap® Equal Weight Index
Guggenheim Russell 1000® Equal Weight ETF	Russell 1000® Equal Weight Index
Guggenheim Russell 2000® Equal Weight ETF	Russell 2000® Equal Weight Index
Guggenheim MSCI Emerging Markets Equal Weight ETF	MSCI Emerging Markets Equal Weighted Index
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Index Consumer Discretionary
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Index Consumer Staples
Guggenheim S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Index Energy
Guggenheim S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Index Financials
Guggenheim S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Index Health Care
Guggenheim S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Index Industrials
Guggenheim S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Index Materials
Guggenheim S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Index Information Technology
Guggenheim S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Index Telecommunication Service and Utilities

The Funds seek to achieve their objective by investing in common stocks or ETFs, where applicable, that comprise the Underlying Index. The Funds use a "replication" strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds' portfolio will ordinarily not result in the elimination of the security from the Funds' portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share ("NAV"), only in aggregation of 50,000 shares (a "Creation Unit"). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The Guggenheim S&P 500® Equal Weight Sector ETFs are non-diversified funds, subjecting them to a greater risk than funds that are diversified.

Guggenheim Investments ("GI") provides advisory services and Rydex Fund Services, LLC ("RFS") provides administrative services to the Trust. Guggenheim Funds Distributors, LLC ("GFD") acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

GUGGENHEIM ETFs ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day. The Funds invest in money market mutual funds, which are valued at their NAV.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided that amortized cost approximates fair value.

B. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments insecurities at the fiscal period end, resulting from changes in exchange rates.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

G. Under the Funds' organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim Russell MidCap® Equal Weight ETF	$2,000
Guggenheim Russell 1000® Equal Weight ETF	2,500
Guggenheim Russell 2000® Equal Weight ETF	3,000
Guggenheim MSCI Emerging Markets Equal Weight ETF	6,000
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	750
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	500
Guggenheim S&P 500® Equal Weight Energy ETF	500
Guggenheim S&P 500® Equal Weight Financials ETF	750
Guggenheim S&P 500® Equal Weight Health Care ETF	500
Guggenheim S&P 500® Equal Weight Industrials ETF	500
Guggenheim S&P 500® Equal Weight Materials ETF	500
Guggenheim S&P 500® Equal Weight Technology ETF	750
Guggenheim S&P 500® Equal Weight Utilities ETF	500

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For

GUGGENHEIM ETFs ANNUAL REPORT | 127

NOTES TO FINANCIAL STATEMENTS (continued)

these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim Russell MidCap® Equal Weight ETF	0.40%
Guggenheim Russell 1000® Equal Weight ETF	0.40%
Guggenheim Russell 2000® Equal Weight ETF	0.40%
Guggenheim MSCI Emerging Markets Equal Weight ETF	0.70%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF*	0.40%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF*	0.40%
Guggenheim S&P 500® Equal Weight Energy ETF*	0.40%
Guggenheim S&P 500® Equal Weight Financials ETF*	0.40%
Guggenheim S&P 500® Equal Weight Health Care ETF*	0.40%
Guggenheim S&P 500® Equal Weight Industrials ETF*	0.40%
Guggenheim S&P 500® Equal Weight Materials ETF*	0.40%
Guggenheim S&P 500® Equal Weight Technology ETF*	0.40%
Guggenheim S&P 500® Equal Weight Utilities ETF*	0.40%

*
Effective December 1, 2013, the advisory fee has been reduced to an annual percentage rate of 0.40% of the average daily net assets of the Fund. Prior to December 1, 2013, the annual percentage rate was 0.50% of the average daily net assets of the Fund.

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses, trustee fees (where applicable) and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Funds. GI compensates RFS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

For the Guggenheim MCSI Emerging Markets Equal Weight ETF, the Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Fund's net operating expenses (excluding interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses ("Excluded Expenses")) plus Acquired Fund Fees and Expense borne indirectly from exceeding 0.70% of the Fund's average daily net assets until February 28, 2015. This agreement may be terminated only with the approval of the Fund's Board of Trustees. In any event, this undertaking will continue until at least February 28, 2015.

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds' net assets at October 31, 2014:

Fund	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Guggenheim Russell MidCap® Equal Weight ETF	$146,072,679	$4,843,547	$—	$150,916,226
Guggenheim Russell 1000® Equal Weight ETF	93,087,244	2,546,229	—	95,633,473
Guggenheim Russell 2000® Equal Weight ETF	40,357,568	2,280,081	—	42,637,649
Guggenheim MSCI Emerging Markets Equal Weight ETF	13,585,850	1,871,326	—	15,457,176
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	86,880,873	3,880,267	—	90,761,140
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	186,284,412	—	—	186,284,412
Guggenheim S&P 500® Equal Weight Energy ETF	100,183,093	7,069,723	—	107,252,816
Guggenheim S&P 500® Equal Weight Financials ETF	136,279,165	—	—	136,279,165
Guggenheim S&P 500® Equal Weight Health Care ETF	393,297,127	—	—	393,297,127
Guggenheim S&P 500® Equal Weight Industrials ETF	123,339,272	—	—	123,339,272
Guggenheim S&P 500® Equal Weight Materials ETF	74,113,392	—	—	74,113,392
Guggenheim S&P 500® Equal Weight Technology ETF	671,088,290	18,261,339	—	689,349,629
Guggenheim S&P 500® Equal Weight Utilities ETF	141,685,122	5,693,289	—	147,378,411

For the year ended October 31, 2014, there were no transfers between levels.

5. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds' securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Guggenheim Russell MidCap® Equal Weight ETF	$4,820,550	$4,843,557
Guggenheim Russell 1000® Equal Weight ETF	2,518,493	2,546,235
Guggenheim Russell 2000® Equal Weight ETF	2,141,567	2,271,513
Guggenheim MSCI Emerging Markets Equal Weight ETF	1,764,819	1,791,550
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	3,828,402	3,880,275
Guggenheim S&P 500® Equal Weight Energy ETF	6,877,073	7,069,736
Guggenheim S&P 500® Equal Weight Technology ETF	18,326,670	18,261,375
Guggenheim S&P 500® Equal Weight Utilities ETF	5,530,514	5,693,300

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NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at October 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac Strips
0.08%			0.00%
Due 11/03/14	$29,183,118	$29,183,183	01/15/15 - 07/15/32	$31,080,634	$19,742,961
			Fannie Mae Strips
			0.00%
			11/15/14 - 01/15/37	12,930,695	10,032,054

BNP Paribas Securities Corp.			U.S. TIP Bonds
0.11%			1.38% - 2.50%
Due 11/03/14	13,348,334	13,348,373	01/15/29 - 02/15/44	7,379,723	9,776,641
			U.S. Treasury Note
			2.13%
			01/31/21	3,776,125	3,842,209

Barclays Capital, Inc.			U.S. Treasury Bill
0.07%			0.00%
Due 11/03/14	3,825,998	3,826,006	01/15/15 - 02/26/15	3,903,909	3,903,543

There was also $92 in segregated cash held as collateral.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Fund	Ordinary Income	Return of Capital	Long-Term Capital Gain	Total Distributions
Guggenheim Russell MidCap® Equal Weight ETF	$2,091,687	$—	$63,441	$2,155,128
Guggenheim Russell 1000® Equal Weight ETF	1,246,900	—	—	1,246,900
Guggenheim Russell 2000® Equal Weight ETF	344,321	—	—	344,321
Guggenheim MSCI Emerging Markets Equal Weight ETF	231,261	—	—	231,261
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,282,123	—	—	1,282,123
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	2,571,891	—	—	2,571,891
Guggenheim S&P 500® Equal Weight Energy ETF	2,499,607	—	—	2,499,607
Guggenheim S&P 500® Equal Weight Financials ETF	1,579,128	—	—	1,579,128
Guggenheim S&P 500® Equal Weight Health Care ETF	1,057,835	—	—	1,057,835
Guggenheim S&P 500® Equal Weight Industrials ETF	1,179,408	—	—	1,179,408
Guggenheim S&P 500® Equal Weight Materials ETF	1,078,681	—	—	1,078,681
Guggenheim S&P 500® Equal Weight Technology ETF	4,572,706	—	—	4,572,706
Guggenheim S&P 500® Equal Weight Utilities ETF	3,002,830	—	—	3,002,830

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Fund	Ordinary Income	Return of Capital	Long-Term Capital Gain	Total Distributions
Guggenheim Russell MidCap® Equal Weight ETF	$872,275	$—	$—	$872,275
Guggenheim Russell 1000® Equal Weight ETF	825,605	—	—	825,605
Guggenheim Russell 2000® Equal Weight ETF	245,833	—	—	245,833
Guggenheim MSCI Emerging Markets Equal Weight ETF	142,210	—	—	142,210
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	700,441	—	—	700,441
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	1,309,633	—	—	1,309,633
Guggenheim S&P 500® Equal Weight Energy ETF	380,123	—	—	380,123
Guggenheim S&P 500® Equal Weight Financials ETF	576,182	112,188	—	688,370
Guggenheim S&P 500® Equal Weight Health Care ETF	639,369	—	—	639,369
Guggenheim S&P 500® Equal Weight Industrials ETF	482,387	—	—	482,387
Guggenheim S&P 500® Equal Weight Materials ETF	628,784	—	—	628,784
Guggenheim S&P 500® Equal Weight Technology ETF	1,498,370	—	—	1,498,370
Guggenheim S&P 500® Equal Weight Utilities ETF	1,695,499	—	—	1,695,499

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at October 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim Russell MidCap® Equal Weight ETF	$—	$—	$(807,355)	$22,161,278	$21,353,923
Guggenheim Russell 1000® Equal Weight ETF	19,357	—	(671,540)	10,093,390	9,441,207
Guggenheim Russell 2000® Equal Weight ETF	—	—	(1,386,582)	4,009,013	2,622,431
Guggenheim MSCI Emerging Markets Equal Weight ETF	38,982	—	(2,640,760)	(396,247)	(2,998,025)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	28,390	—	(3,327,596)	4,676,406	1,377,200
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	305,571	—	(2,121,308)	12,335,238	10,519,501
Guggenheim S&P 500® Equal Weight Energy ETF	110,631	—	(8,172,023)	(19,991,603)	(28,052,995)
Guggenheim S&P 500® Equal Weight Financials ETF	—	—	(6,160,071)	8,246,221	2,086,150
Guggenheim S&P 500® Equal Weight Health Care ETF	232,378	—	(265,349)	53,548,642	53,515,671
Guggenheim S&P 500® Equal Weight Industrials ETF	276,845	—	(1,769,277)	8,850,885	7,358,453
Guggenheim S&P 500® Equal Weight Materials ETF	71,167	—	(2,499,174)	(782,167)	(3,210,174)
Guggenheim S&P 500® Equal Weight Technology ETF	117,510	—	(6,798,795)	72,770,872	66,089,587
Guggenheim S&P 500® Equal Weight Utilities ETF	199,574	—	(437,826)	6,615,222	6,376,970

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2014, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Expires in	Unlimited		Remaining Capital Loss
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Guggenheim Russell MidCap® Equal Weight ETF	$—	$—	$—	$—	$(578,764)	$(228,591)	$(807,355)
Guggenheim Russell 1000® Equal Weight ETF	—	—	—	(312)	(130,149)	(541,079)	(671,540)
Guggenheim Russell 2000® Equal Weight ETF	—	—	—	(259,648)	(499,402)	(627,532)	(1,386,582)
Guggenheim MSCI Emerging Markets Equal Weight ETF	—	—	—	(18,800)	(636,750)	(1,985,210)	(2,640,760)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	(800,018)	(1,981,333)	—	—	—	(546,245)	(3,327,596)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	(11,426)	(195,890)	—	(61,000)	(1,467,823)	(385,169)	(2,121,308)
Guggenheim S&P 500® Equal Weight Energy ETF	—	(1,743,348)	(393,314)	(128,371)	(1,570,470)	(4,336,520)	(8,172,023)
Guggenheim S&P 500® Equal Weight Financials ETF	(1,721,145)	(4,062,086)	(376,840)	—	—	—	(6,160,071)
Guggenheim S&P 500® Equal Weight Health Care ETF	—	(199,319)	—	(66,030)	—	—	(265,349)
Guggenheim S&P 500® Equal Weight Industrials ETF	—	(1,121,641)	—	—	(103,243)	(544,393)	(1,769,277)
Guggenheim S&P 500® Equal Weight Materials ETF	—	(576,552)	—	—	—	(1,922,622)	(2,499,174)
Guggenheim S&P 500® Equal Weight Technology ETF	—	(2,331,453)	—	—	—	(4,467,342)	(6,798,795)
Guggenheim S&P 500® Equal Weight Utilities ETF	—	—	—	—	(293,413)	(144,413)	(437,826)

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim S&P 500® Equal Weight Financials ETF	$(51,334)
Guggenheim S&P 500® Equal Weight Health Care ETF	(3,620,001)
Guggenheim S&P 500® Equal Weight Technology ETF	(4,516,742)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, equalization debits, passive foreign investment company adjustments, and return of capital on investments. For the year ended October 31, 2014, the adjustments for the Funds were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Guggenheim Russell MidCap® Equal Weight ETF	$8,660,503	$(42,175)	$(8,618,328)
Guggenheim Russell 1000® Equal Weight ETF	10,739,445	(10,965)	(10,728,480)
Guggenheim Russell 2000® Equal Weight ETF	1,171,467	(5,846)	(1,165,621)
Guggenheim MSCI Emerging Markets Equal Weight ETF	—	(4,415)	4,415
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	19,567,964	(17,239)	(19,550,725)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	15,223,840	2,885	(15,226,725)
Guggenheim S&P 500® Equal Weight Energy ETF	5,873,131	(7,918)	(5,865,213)
Guggenheim S&P 500® Equal Weight Financials ETF	8,439,677	299,059	(8,738,736)
Guggenheim S&P 500® Equal Weight Health Care ETF	19,195,165	1,938	(19,197,103)
Guggenheim S&P 500® Equal Weight Industrials ETF	11,922,358	(9,059)	(11,913,299)
Guggenheim S&P 500® Equal Weight Materials ETF	16,235,081	—	(16,235,081)
Guggenheim S&P 500® Equal Weight Technology ETF	30,848,069	(204,348)	(30,643,721)
Guggenheim S&P 500® Equal Weight Utilities ETF	11,790,453	(51,945)	(11,738,508)

At October 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Guggenheim Russell MidCap® Equal Weight ETF	$128,754,948	$25,999,574	$(3,838,296)	$22,161,279
Guggenheim Russell 1000® Equal Weight ETF	85,540,083	12,762,805	(2,669,415)	10,093,390
Guggenheim Russell 2000® Equal Weight ETF	38,628,636	7,598,798	(3,589,785)	4,009,013
Guggenheim MSCI Emerging Markets Equal Weight ETF	15,842,072	1,396,073	(1,780,969)	(384,896)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	86,084,734	7,962,439	(3,286,033)	4,676,406
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	173,949,174	14,310,102	(1,974,864)	12,335,238
Guggenheim S&P 500® Equal Weight Energy ETF	127,244,419	985,399	(20,977,002)	(19,991,603)
Guggenheim S&P 500® Equal Weight Financials ETF	128,032,944	9,406,892	(1,160,671)	8,246,221
Guggenheim S&P 500® Equal Weight Health Care ETF	339,748,484	54,979,051	(1,430,409)	53,548,642
Guggenheim S&P 500® Equal Weight Industrials ETF	114,488,387	10,915,972	(2,065,087)	8,850,885
Guggenheim S&P 500® Equal Weight Materials ETF	74,895,559	3,746,331	(4,528,498)	(782,167)
Guggenheim S&P 500® Equal Weight Technology ETF	616,578,757	81,595,606	(8,824,734)	72,770,872
Guggenheim S&P 500® Equal Weight Utilities ETF	140,763,189	7,105,197	(489,975)	6,615,222

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Investment Transactions

For the year ended October 31, 2014, the Funds had investment transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim Russell MidCap® Equal Weight ETF	$81,421,598	$24,540,979
Guggenheim Russell 1000® Equal Weight ETF	58,491,245	37,982,376
Guggenheim Russell 2000® Equal Weight ETF	15,844,731	2,302,773
Guggenheim MSCI Emerging Markets Equal Weight ETF	2,444,882	—
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	47,488,811	91,854,230
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	160,565,546	74,674,440
Guggenheim S&P 500® Equal Weight Energy ETF	317,883,475	237,197,656
Guggenheim S&P 500® Equal Weight Financials ETF	121,448,255	56,867,921
Guggenheim S&P 500® Equal Weight Health Care ETF	274,473,880	78,729,894
Guggenheim S&P 500® Equal Weight Industrials ETF	102,572,325	50,366,628
Guggenheim S&P 500® Equal Weight Materials ETF	85,087,100	64,561,572
Guggenheim S&P 500® Equal Weight Technology ETF	443,831,952	134,227,650
Guggenheim S&P 500® Equal Weight Utilities ETF	217,428,211	142,707,387

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim Russell MidCap® Equal Weight ETF	$33,133,408	$33,631,455
Guggenheim Russell 1000® Equal Weight ETF	24,016,289	23,994,750
Guggenheim Russell 2000® Equal Weight ETF	15,013,648	15,238,666
Guggenheim MSCI Emerging Markets Equal Weight ETF	3,982,272	2,885,000
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	23,589,764	23,628,769
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	24,766,554	24,819,414
Guggenheim S&P 500® Equal Weight Energy ETF	37,915,710	41,951,863
Guggenheim S&P 500® Equal Weight Financials ETF	18,175,505	18,147,084
Guggenheim S&P 500® Equal Weight Health Care ETF	51,732,260	50,240,248
Guggenheim S&P 500® Equal Weight Industrials ETF	14,315,386	13,969,274
Guggenheim S&P 500® Equal Weight Materials ETF	15,599,974	16,064,276
Guggenheim S&P 500® Equal Weight Technology ETF	109,898,040	110,031,674
Guggenheim S&P 500® Equal Weight Utilities ETF	26,237,357	26,834,820

8. Subsequent Event

At a meeting held on November 13, 2014, the Adviser recommended and the Board of the Trust approved changing the Underlying Index for the Guggenheim MSCI Emerging Markets ETF (the "Fund") from the MSCI Emerging Markets Equal Weighted Index to the MSCI Emerging Markets Equal Country Weighted Index. In connection with the change in the Fund's Underlying Index, the Board also approved changing the Fund's name to Guggenheim MSCI Emerging Markets Equal Country Weight ETF. The changes in index and Fund name will become effective on January 20, 2015, or such later date as deemed appropriate by the officers of the Trust.

9. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the "FitzSimons action"), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company ("Tribune") in 2007, when Tribune effected a leveraged buyout transaction ("LBO") by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using

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NOTES TO FINANCIAL STATEMENTS (concluded)

financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the "SLCFC actions"). Rydex ETF Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune's former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the "MDL Proceeding").

On September 23, 2013, the District Court granted the defendants' omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune's LBO: Guggenheim S&P 500 Equal Weight Consumer Discretionary Fund (the "Fund"). The value of the proceeds received by the foregoing Fund was $249,481. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund's net asset value.

GUGGENHEIM ETFs ANNUAL REPORT | 135

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell MidCap® Equal Weight ETF, Guggenheim Russell 1000® Equal Weight ETF, Guggenheim Russell 2000® Equal Weight ETF, Guggenheim MSCI Emerging Markets Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Technology ETF and Guggenheim S&P 500® Equal Weight Utilities ETF (thirteen of the series constituting the Rydex ETF Trust) (the "Funds") as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (thirteen of the series constituting the Rydex ETF Trust) at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
 December 19, 2014

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OTHER INFORMATION (Unaudited)

Federal Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the funds during the year ended October 31, 2014:

Fund	Dividends Received Deduction	Long-Term Capital Gains Distribution	Qualified Income Distribution
Guggenheim Russell MidCap® Equal Weight ETF	100.00%	$63,441	$1,617,876
Guggenheim Russell 1000® Equal Weight ETF	100.00%	—	1,431,424
Guggenheim Russell 2000® Equal Weight ETF	100.00%	—	364,900
Guggenheim MSCI Emerging Markets Equal Weight ETF	14.06%	—	123,986
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%	—	1,647,430
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%	—	2,874,418
Guggenheim S&P 500® Equal Weight Energy ETF	92.00%	—	2,596,453
Guggenheim S&P 500® Equal Weight Financials ETF	100.00%	—	1,472,584
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%	—	1,988,682
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%	—	1,753,824
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%	—	1,365,644
Guggenheim S&P 500® Equal Weight Technology ETF	100.00%	—	6,570,408
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%	—	3,226,115

Guggenheim MSCI Emerging Markets Equal Weight ETF designates $34,592 of foreign tax paid and gross foreign sourced income earned of $282,319 for regular Federal income tax purposes.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC ("GD"), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC ("GFD"). Following the consolidation, GFD serves as the Funds' distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds' distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

GUGGENHEIM ETFs ANNUAL REPORT | 137

OTHER INFORMATION (Unaudited)(continued)

Board Considerations in Approving the Investment Advisory Agreement

At in-person meetings of the Board of Trustees (the "Board") of Rydex ETF Trust (the "Trust") held on May 15 and June 4, 2014 (each, a "Meeting" and, together, the "Meetings"), called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement applicable to each series of the Trust (each, a "Fund" and, collectively, the "Funds"), the Board, including the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Trust (the "Independent Trustees"), unanimously approved the continuation of the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and Security Investors, LLC (the "Advisor") with respect to each of the Funds for an additional one-year period, based on the Board's review of qualitative and quantitative information provided by the Advisor.

In reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Advisor provided the Board with a wide variety of information, including comparisons of Fund performance and fees relative to comparable peer funds in advance of the May 15, 2014 Meeting. The Independent Trustees carefully evaluated the information provided as well as information they received throughout the year as part of their regular oversight of the Funds. At the Meetings, independent legal counsel advised the Independent Trustees with respect to their deliberations and their fiduciary responsibilities associated with the Board's consideration of the continuation of the Investment Advisory Agreement. The Board also received a memorandum from Fund counsel regarding the Board's responsibilities when considering the approval of an investment advisory agreement.

During the Meetings, the Board, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the nature, extent and quality of the Advisor's investment advisory and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) a comparison of the Funds' advisory fees to the fees charged to comparable funds or accounts, paying special attention to the absence of breakpoints in these fees and the Advisor's rationale for not including breakpoints; (f) each Fund's overall fees and operating expenses compared with those of peer funds; (g) the Advisor's profitability with respect to its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies and compliance procedures applicable to personal securities transactions; (j) the Advisor's reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of peer funds and/or appropriate benchmarks. In its deliberations, the Board did not identify any particular factor as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board's deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Advisor. At the Meetings, the Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor's representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

•	Fund Expenses and Performance of the Funds and the Advisor. At the Meetings, the Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC ("FUSE"), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The reports compared the Funds' fees, expenses and total return performance to those of comparable funds in the Funds' peer group and the broader peer universe, as determined by FUSE. Statistical information in the FUSE reports related to the expense ratio components was based on a comparison of the Funds' and peer funds' actual advisory fees, waivers/reimbursements, and gross and net total expenses. The Board also considered the Advisor's representation

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OTHER INFORMATION (Unaudited)(concluded)

that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers and its appropriate benchmark.

•	Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Adviser had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. At the Meetings, the Board also analyzed the Funds' expenses, including the investment advisory fees paid to the Advisor, and reviewed reports comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor's profit margin as reflected in the Advisor's profitability analysis.

•	Economies of Scale. In connection with its review of the Funds' profitability analysis at the Meetings, the Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund's advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor's assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

•	Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the services provided by the Advisor, the Board considered the nature and amount of other benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. In particular, the Board considered the nature, extent and quality of the administrative and distribution services performed by the Advisor's affiliates and the fees paid to the Advisor's affiliates for those services under separate agreements. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor's and its affiliates' commitment to the Funds, the ancillary benefits the Advisor and its affiliates received were considered reasonable. The Board also noted that the Advisor reports portfolio transactions on behalf of the Funds, including the cost of such transactions, placed through an affiliate of the Funds or the Advisor at each quarterly Board meeting.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the approval of the Investment Advisory Agreement would enable Fund shareholders to continue receiving high quality services at a cost that was appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, unanimously approved the continuation of the existing Investment Advisory Agreement.

GUGGENHEIM ETFs ANNUAL REPORT | 139

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; and Member of the Governance and Nominating Committees from 2005 to present.	Retired.	131	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Vice Chairman of the Board from 2010 to 2014; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	131	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	131	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

GUGGENHEIM ETFs ANNUAL REPORT | 141

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006)

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser's parent company.
***
The "Fund Complex" includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively "Guggenheim Investments").

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

GUGGENHEIM ETFs ANNUAL REPORT | 143

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of "http cookies"—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We'll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

144 | GUGGENHEIM ETFs ANNUAL REPORT

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10.31.2014

Guggenheim ETFs Annual Report

XLG	Guggenheim Russell Top 50® Mega Cap ETF
RPV	Guggenheim S&P 500® Pure Value ETF
RPG	Guggenheim S&P 500® Pure Growth ETF
RFV	Guggenheim S&P MidCap 400® Pure Value ETF
RFG	Guggenheim S&P MidCap 400® Pure Growth ETF
RZV	Guggenheim S&P SmallCap 600® Pure Value ETF
RZG	Guggenheim S&P SmallCap 600® Pure Growth ETF

ETF2-ANN-1014x1015	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	7
PORTFOLIO SUMMARY	8
SCHEDULES OF INVESTMENTS	21
STATEMENTS OF ASSETS AND LIABILITIES	34
STATEMENTS OF OPERATIONS	36
STATEMENTS OF CHANGES IN NET ASSETS	38
FINANCIAL HIGHLIGHTS	42
NOTES TO FINANCIAL STATEMENTS	49
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
OTHER INFORMATION	60
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	63
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	66

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2014

Dear Shareholder:

Security Investors, LLC (the "Investment Adviser") is pleased to present the annual shareholder report for a selection of our exchange traded funds ("ETFs").

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is affiliated with Guggenheim and the Investment Adviser.

This report covers performance of the ETFs for the annual period ended October 31, 2014.

We encourage you to read the Economic and Market Overview that follows, which provides additional information regarding the factors that influenced the Fund's performance for the fiscal year, and then the Manager's Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia
President
 November 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Russell Top 50® ETF may not be suitable for all investors. • The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund's performance to be less than you expect. • Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained. • The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. See a fund's prospectus for more information on these and additional risks.

Pure style ETFs may not be suitable for all investors. The ETFs are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole •Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Funds may lose money. • Unlike many investment companies, the Funds are not actively "managed." This means that based on market and economic conditions, the Fund's' performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Funds' performance to match or correlate to that of the Funds' Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Funds' performance to be less than you expect. • Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Funds' holdings. In addition, although the Funds' shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained. • Each Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified Fund. See a fund's prospectus for more information on these and additional risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2014

The U.S. economy continued to grow throughout the 12 months ended October 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014.

U.S. economic data remains strong, with the third quarter's 3.5% GDP growth signaling that the economy was doing well across the spectrum. Among the highlights: strong net exports, unemployment that had fallen faster than expected and consumer confidence that was at seven year high. The fact that government at the state and local level was contributing to GDP growth suggested that a major headwind for the economy—contracting government spending—has gone away. Lower energy prices are also likely to help boost consumption in the near term.

U.S. is adding close to 230,000 jobs per month on average in 2014, considerably more than 2013's monthly average of 194,000. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as a result, the rapid decline in the nation's unemployment rate should begin to slow. Until unemployment falls below 5.5 percent, it's unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Federal Reserve. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market, which accounted for almost half of GDP growth in 2013 and remains critical to the ongoing recovery.

Growth in Japan and Europe continued to stagnate. The slowdown in the euro zone is concentrated at the core rather than the periphery. To combat disinflation and muted credit growth, the European Central Bank (ECB) enacted further monetary easing and instigated its own unique brand of quantitative easing. Japan's major increase in monetary accommodation in late October surprised markets, but could not forestall the Japanese economy tipping into recession after the period ended. The latest Japanese accommodation came just days after the U.S. Federal Reserve ended its own quantitative easing program.

Overseas geopolitical concerns and comparatively attractive yields have pushed global investors to U.S. Treasuries. Such "beggar thy neighbor" policies from Europe and Asia were the main driving force behind the most recent rally in U.S. fixed income, and indicate that U.S. long-term rate should continue to be well supported.

Consensus among investors was that the Fed would begin to hike rates in the second half of 2015. However, the precipitous decline in energy and commodity prices, the strengthening of U.S. dollar and competitive pressures on prices for traded goods will probably push inflation, as measured by the Fed's favored personal consumption expenditures deflator, down toward 1 percent, raising the likelihood that any increase in the policy rate may be pushed into 2016.

For the 12-month period ended October 31, 2014, the return of the Standard & Poor's 500® ("S&P 500") Index* was 17.27%. The Barclays U.S. Aggregate Bond Index* returned 4.14% for the period, while the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 8.67%, while the MSCI Emerging Markets Index* returned 0.64%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2014

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell Top 50® Mega Cap Index measures the performance of the largest companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies and represents approximately 98% of the investable U.S. equity market. The Mega Cap Index includes approximately 50 of the largest securities based on a combination of their market cap and current index membership and represents approximately 40% of the total market capitalization of the Russell 3000.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1,000 companies.

S&P 500® Pure Value Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor's) 500® Index (S&P 500), as selected by S&P, that exhibit strong value characteristics, and weights them by style score. It is a complement to the S&P 500® Value Index, which consists of all value companies in the S&P 500 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those stocks from the S&P (Standard & Poor's) 500® Index (S&P 500), as selected by S&P, that exhibit strong growth characteristics, and weights them by style score. It is a complement to the S&P 500® Growth Index, which consists of all growth companies in the S&P 500 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 500 itself measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation.

S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor's) MidCap 400® Index (S&P 400) companies with strong value characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Value Index, which consists of all value companies in the S&P 400 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor's) MidCap 400® Index (S&P 400) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P MidCap 400® Growth Index, which consists of all growth companies in the S&P 400 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 400 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P (Standard & Poor's) SmallCap 600® Index (S&P 600) companies with strong value characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Value Index, which consists of all value companies in the S&P 600 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio. The S&P 600 itself measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P (Standard & Poor's) SmallCap 600® Index (S&P 600) companies with strong growth characteristics as selected by S&P. It is a complement to the S&P SmallCap 600® Growth Index, which consists of all growth companies in the S&P 600 and measures growth across several risk factors, including sales growth, earnings change to price and momentum. The S&P 600 itself measures the performance of the mid-capitalization sector of the U.S. equity market.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the Adviser. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2014 and held for the six months ended October 31, 2014.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

FEES AND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	8.34%	$1,000.00	$1,083.40	$1.05
Guggenheim S&P 500® Pure Value ETF	0.35%	4.50%	1,000.00	1,045.00	1.80
Guggenheim S&P 500® Pure Growth ETF	0.35%	10.38%	1,000.00	1,103.80	1.86
Guggenheim S&P Midcap 400® Pure Value ETF	0.35%	3.87%	1,000.00	1,038.70	1.80
Guggenheim S&P Midcap 400® Pure Growth ETF	0.35%	4.64%	1,000.00	1,046.40	1.81
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	2.03%	1,000.00	1,020.30	1.78
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	5.42%	1,000.00	1,054.20	1.81

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Russell Top 50® Mega Cap ETF	0.20%	5.00%	1,000.00	1,024.20	1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P 500® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P Midcap 400® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P Midcap 400® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79

[1]	Annualized.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2014 to October 31, 2014.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Guggenheim Russell Top 50® Mega Cap ETF (XLG) returned 16.86% for the one-year period ended October 31, 2014, compared with the Russell Top 50® Mega Cap Index benchmark, which returned 17.15% for the same period. The cap-weighted S&P 100 Index returned 16.93%. During the period, XLG achieved over 99% correlation to its benchmark on a daily basis.

The Information Technology sector was the largest contributor to performance, followed by Financials and Health Care. No sector detracted from performance. The Telecommunications Services sector contributed least to performance, followed by Energy and Consumer Discretionary.

The top contributors to Fund return were Apple, Inc., Microsoft Corp. and Gilead Sciences, Inc. The largest detractors were Amazon.com, Inc., International Business Machines Corp. and Google, Inc.—Class C.

Mega-cap stocks, as represented by the Russell Top 50 Mega Cap Index, outpaced performance of large-cap stocks, mid-cap stocks and small-cap stocks, as represented by returns for the Russell 1000 Index, the Russell Midcap Index and the Russell 2000 Index, whose returns were 16.78%, 15.32% and 8.06%, respectively.

Cumulative Fund Performance: May 4, 2005 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (05/04/05)
Guggenheim Russell Top 50® Mega Cap ETF	16.86%	18.66%	14.70%	6.89%
Russell Top 50 Mega Cap Index	17.15%	18.97%	14.98%	7.10%
S&P 100 Index	16.93%	19.48%	15.79%	7.55%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Apple, Inc.	7.6%
Exxon Mobil Corp.	4.9%
Microsoft Corp.	4.6%
Johnson & Johnson	3.6%
General Electric Co.	3.0%
Berkshire Hathaway, Inc. — Class B	3.0%
Wells Fargo & Co.	3.0%
Procter & Gamble Co.	2.8%
JPMorgan Chase & Co.	2.7%
Chevron Corp.	2.7%
Top Ten Total	37.9%

"Ten Largest Holdings" exclude any temporary cash.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® PURE VALUE ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Pure Value ETF (RPV) returned 18.13%. Over the year, its benchmark, the S&P 500® Pure Value Index, posted a return of 18.61%.

For comparison, the S&P 500® Value Index returned 14.98% for the year.

For the period, RPV achieved a correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Pure Value Index.

The Financials sector was the largest contributor to performance during the period, followed by Utilities and Health Care. The Consumer Discretionary and Telecommunications Services sectors contributed least to performance. The only sector detracting from performance was Energy.

Stocks contributing the most to return were Alcoa, Inc., WellPoint, Inc. and Humana, Inc. Stocks detracting most from performance were General Motors Co., Staples, Inc. and Transocean Ltd.

Cumulative Fund Performance: March 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P 500® Pure Value ETF	18.13%	25.95%	22.13%	9.33%
S&P 500 Pure Value Index	18.61%	26.51%	22.67%	9.82%
S&P 500 Value Index	14.98%	19.87%	16.02%	6.16%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® PURE VALUE ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Alcoa, Inc.	3.0%
WellPoint, Inc.	2.5%
Berkshire Hathaway, Inc. — Class B	2.4%
Humana, Inc.	1.9%
Valero Energy Corp.	1.7%
Assurant, Inc.	1.6%
Archer-Daniels-Midland Co.	1.6%
Tyson Foods, Inc. — Class A	1.6%
Tesoro Corp.	1.5%
Hewlett-Packard Co.	1.5%
Top Ten Total	19.3%

"Ten Largest Holdings" exclude any temporary cash.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® PURE GROWTH ETF

For the one-year period ended October 31, 2014, Guggenheim S&P 500® Pure Growth ETF (RPG) returned 20.24%. Over the year, its benchmark, the S&P 500® Pure Growth Index, produced a return of 20.65%. For the period, RPG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P 500® Growth Index returned 19.38% for the year.

The Health Care sector contributed most to performance, followed by Information Technology and Consumer Discretionary. No sector detracted from performance, but Energy, Materials and Financials contributed least.

Stocks contributing the most to return were Southwest Airlines Co., Vertex Pharmaceuticals, Inc. and Actavis Plc. Stocks detracting most from performance were Denbury Resources, Inc., Cabot Oil & Gas Corp. and News Corp.—Class A.

Cumulative Fund Performance: March 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P 500® Pure Growth ETF	20.24%	21.78%	21.41%	10.71%
S&P 500 Pure Growth Index	20.65%	22.24%	21.89%	11.10%
S&P 500 Growth Index	19.38%	19.73%	17.37%	8.85%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® PURE GROWTH ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Keurig Green Mountain, Inc.	2.4%
Southwest Airlines Co.	2.2%
Vertex Pharmaceuticals, Inc.	2.2%
Facebook, Inc. — Class A	2.0%
Celgene Corp.	2.0%
Actavis plc	2.0%
Huntington Bancshares, Inc.	1.9%
Gilead Sciences, Inc.	1.8%
Safeway, Inc.	1.8%
Regeneron Pharmaceuticals, Inc.	1.8%
Top Ten Total	20.1%

"Ten Largest Holdings" exclude any temporary cash.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

For the one-year period ended October 31, 2014, Guggenheim S&P MidCap 400® Pure Value ETF (RFV) returned 10.14%. Over the year, its benchmark, the S&P MidCap 400® Pure Value Index, posted a 10.54% return. RFV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Value Index returned 13.37% for the year.

The Financials and Information Technology sectors were the largest contributors to performance, followed by the Health Care sector. Energy, Consumer Staples and Telecommunications Services were the largest detractors from performance.

Stocks contributing the most to return were JetBlue Airways Corp., Health Net, Inc. and Protective Life Corp. KBR, Inc. AGCO Corp. and Alpha Natural Resources, Inc. detracted most from return.

Cumulative Fund Performance: March 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P Midcap 400® Pure Value ETF	10.14%	20.92%	18.36%	8.03%
S&P MidCap 400 Pure Value Index	10.54%	21.47%	18.94%	8.47%
S&P MidCap 400 Value Index	13.37%	20.79%	18.39%	8.20%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Tech Data Corp.	2.7%
Health Net, Inc.	2.7%
Ingram Micro, Inc. — Class A	2.7%
Community Health Systems, Inc.	2.4%
Reinsurance Group of America, Inc. — Class A	2.3%
JetBlue Airways Corp.	2.2%
AECOM Technology Corp.	2.1%
Arrow Electronics, Inc.	2.1%
Avnet, Inc.	2.1%
LifePoint Hospitals, Inc.	1.9%
Top Ten Total	23.2%

"Ten Largest Holdings" exclude any temporary cash.

14 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

For the one-year period ended October 31, 2014, Guggenheim S&P MidCap 400® Pure Growth ETF (RFG) returned 7.53%. Over the year, its benchmark, the S&P MidCap 400® Pure Growth Index, returned 7.74%. RFG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Growth Index returned 10.04% for the year.

The Industrials, Health Care and Consumer Discretionary sectors contributed most to performance. The Energy, Information Technology and Telecommunications Services sectors detracted most from performance.

Stocks contributing the most to return were Salix Pharmaceuticals Ltd., Keurig Green Mountain, Inc. and United Therapeutics Corp. SM Energy Co., Semtech Corp. and Cree, Inc. were the largest detractors.

Cumulative Fund Performance: March 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P Midcap 400® Pure Growth ETF	7.53%	15.18%	18.92%	10.71%
S&P MidCap 400 Pure Growth Index	7.74%	15.47%	19.24%	11.07%
S&P MidCap 400 Growth Index	10.04%	16.64%	18.20%	9.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 15

PORTFOLIO SUMMARY(Unaudited)	October 31, 2014

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Salix Pharmaceuticals Ltd.	3.6%
United Therapeutics Corp.	2.4%
Trinity Industries, Inc.	2.4%
Synovus Financial Corp.	2.4%
Umpqua Holdings Corp.	1.9%
AO Smith Corp.	1.9%
Tempur Sealy International, Inc.	1.9%
SVB Financial Group	1.8%
Endo International plc	1.8%
Deckers Outdoor Corp.	1.8%
Top Ten Total	21.9%

"Ten Largest Holdings" exclude any temporary cash.

16 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

For the one-year period ended October 31, 2014, Guggenheim S&P SmallCap 600® Pure Value ETF (RZV) returned 9.73%. Over the year, its benchmark, the S&P SmallCap 600® Pure Value Index, returned 10.07%. RZV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Value Index returned 10.50% for the year.

The largest contributors to performance were the Health Care, Information Technology and Financials sectors. Consumer Discretionary was the only sector to detract from performance. Energy and Consumer Staples sectors contributed least.

Century Aluminum Co., Green Plains, Inc. and PharMerica Corp. were the holdings contributing most to return. VOXX International Corp.—Class A, Swift Energy Co. and Titan International, Inc. were the largest detractors.

Cumulative Fund Performance: March 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P SmallCap 600® Pure Value ETF	9.73%	21.85%	17.93%	7.03%
S&P SmallCap 600 Pure Value Index	10.07%	22.27%	17.90%	7.24%
S&P SmallCap 600 Value Index	10.50%	21.06%	18.81%	7.55%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Green Plains, Inc.	2.5%
Century Aluminum Co.	2.3%
Sanmina Corp.	1.8%
Perry Ellis International, Inc.	1.8%
Central Garden and Pet Co. — Class A	1.5%
Engility Holdings, Inc.	1.5%
Stewart Information Services Corp.	1.5%
Cash America International, Inc.	1.4%
ManTech International Corp. — Class A	1.4%
CDI Corp.	1.3%
Top Ten Total	17.0%

"Ten Largest Holdings" exclude any temporary cash.

18 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

For the one-year period ended October 31, 2014, Guggenheim S&P SmallCap 600® Pure Growth ETF (RZG) returned 8.96%. Over the year, its benchmark, the S&P SmallCap 600® Pure Growth Index, returned 9.21%. RZG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Growth Index returned 8.01% for the year.

The largest contributors to performance were the Health Care, Information Technology and Financials sectors. The Energy, Consumer Discretionary and Telecommunications Services sectors detracted most from performance.

Akorn, Inc., Repligen Corp. and Questor Pharmaceuticals, Inc. were the holdings contributing most to return. DXP Enterprises, Inc., Lumber Liquidators Holdings, Inc. and Winnebago Industries, Inc. were the largest detractors.

Cumulative Fund Performance: March 1, 2006 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	Since Inception (03/01/06)
Guggenheim S&P SmallCap 600® Pure Growth ETF	8.96%	18.04%	19.22%	8.99%
S&P SmallCap 600 Pure Growth Index	9.21%	18.39%	19.66%	9.26%
S&P SmallCap 600 Growth Index	8.01%	18.93%	19.72%	8.70%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Akorn, Inc.	2.5%
Repligen Corp.	2.4%
US Silica Holdings, Inc.	2.2%
Saia, Inc.	1.4%
Taser International, Inc.	1.4%
Matrix Service Co.	1.4%
Multimedia Games Holding Company, Inc.	1.3%
Electronics for Imaging, Inc.	1.3%
Lithia Motors, Inc. — Class A	1.3%
HCI Group, Inc.	1.3%
Top Ten Total	16.5%

"Ten Largest Holdings" exclude any temporary cash.

20 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

	Shares	Value

COMMON STOCKS† - 99.8%

CONSUMER, NON-CYCLICAL - 23.8%
Johnson & Johnson	198,868	$21,433,992
Procter & Gamble Co.	190,210	16,599,627
Pfizer, Inc.	448,386	13,429,160
Gilead Sciences, Inc.*	107,952	12,090,624
Merck & Company, Inc.	205,424	11,902,267
Coca-Cola Co.	279,107	11,689,001
PepsiCo, Inc.	106,566	10,248,452
Philip Morris International, Inc.	110,560	9,840,946
Amgen, Inc.	53,215	8,630,409
AbbVie, Inc.	111,775	7,093,242
Bristol-Myers Squibb Co.	116,488	6,778,437
Altria Group, Inc.	139,633	6,749,859
MasterCard, Inc. — Class A	70,667	5,918,361
Total Consumer, Non-cyclical		142,404,377

TECHNOLOGY - 19.1%
Apple, Inc.	423,847	45,775,476
Microsoft Corp.	580,660	27,261,987
Intel Corp.	349,925	11,900,949
International Business Machines Corp.	66,494	10,931,614
QUALCOMM, Inc.	118,645	9,314,819
Oracle Corp.	230,884	9,016,020
Total Technology		114,200,865

COMMUNICATIONS - 17.2%
Verizon Communications, Inc.	291,099	14,627,724
AT&T, Inc.	364,859	12,711,688
Google, Inc. — Class A*	19,730	11,204,075
Google, Inc. — Class C*	19,966	11,162,591
Walt Disney Co.	121,739	11,124,510
Facebook, Inc. — Class A*	138,792	10,408,012
Comcast Corp. — Class A	182,088	10,078,571
Cisco Systems, Inc.	360,093	8,811,476
Amazon.com, Inc.*	26,412	8,067,810
Twenty-First Century Fox, Inc. — Class A	133,856	4,615,355
Total Communications		102,811,812

FINANCIAL - 15.1%
Berkshire Hathaway, Inc. — Class B*	128,651	18,031,724
Wells Fargo & Co.	335,696	17,822,101
JPMorgan Chase & Co.	266,041	16,090,159
Bank of America Corp.	739,193	12,684,552
Citigroup, Inc.	213,541	11,430,850
Visa, Inc. — Class A	35,245	8,509,200
American Express Co.	63,766	5,735,752
Total Financial		90,304,338

ENERGY - 10.9%
Exxon Mobil Corp.	301,872	29,194,041
Chevron Corp.	133,816	16,051,229
Schlumberger Ltd.	91,418	9,019,300
ConocoPhillips	86,300	6,226,545
Occidental Petroleum Corp.	55,226	4,911,248
Total Energy		65,402,363

INDUSTRIAL - 8.5%
General Electric Co.	704,892	18,193,262
Union Pacific Corp.	63,674	7,414,837
3M Co.	45,992	7,072,190
United Technologies Corp.	64,441	6,895,187
Boeing Co.	51,261	6,403,012
United Parcel Service, Inc. — Class B	49,755	5,219,797
Total Industrial		51,198,285

CONSUMER, CYCLICAL - 5.2%
Home Depot, Inc.	96,137	9,375,280
Wal-Mart Stores, Inc.	111,992	8,541,630
CVS Health Corp.	82,192	7,052,896
McDonald’s Corp.	69,478	6,512,173
Total Consumer, Cyclical		31,481,979

Total Common Stocks
(Cost $488,591,369)		597,804,019

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	437,260	437,260
Total Short Term Investments
(Cost $437,260)		437,260

Total Investments - 99.9%
(Cost $489,028,629)		$598,241,279
Other Assets & Liabilities, net - 0.1%		555,903
Total Net Assets - 100.0%		$598,797,182

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

FINANCIAL - 25.5%
Berkshire Hathaway, Inc. — Class B*	215,915	$30,262,646
Assurant, Inc.	302,196	20,615,812
Hartford Financial Services Group, Inc.	433,242	17,147,718
Allstate Corp.	250,314	16,232,863
Genworth Financial, Inc. — Class A*	1,150,933	16,101,553
American International Group, Inc.	294,155	15,757,883
XL Group plc — Class A	464,099	15,723,674
Unum Group	447,798	14,983,322
MetLife, Inc.	274,973	14,914,536
Capital One Financial Corp.	146,866	12,156,099
Morgan Stanley	332,803	11,631,465
SunTrust Banks, Inc.	280,020	10,959,983
Loews Corp.	247,945	10,810,402
Bank of America Corp.	618,990	10,621,868
Goldman Sachs Group, Inc.	53,561	10,176,054
Travelers Companies, Inc.	100,571	10,137,557
PNC Financial Services Group, Inc.	113,296	9,787,641
JPMorgan Chase & Co.	159,449	9,643,476
ACE Ltd.	81,326	8,888,932
NASDAQ OMX Group, Inc.	199,975	8,650,919
Bank of New York Mellon Corp.	220,682	8,544,807
Hudson City Bancorp, Inc.	670,961	6,474,774
BB&T Corp.	164,441	6,229,025
Chubb Corp.	56,744	5,638,084
Wells Fargo & Co.	103,465	5,492,957
Cincinnati Financial Corp.	102,286	5,162,374
Progressive Corp.	174,342	4,604,372
M&T Bank Corp.	36,619	4,474,109
Aflac, Inc.	70,391	4,204,454
Total Financial		326,029,359

UTILITIES - 17.3%
Exelon Corp.	481,725	17,626,317
NRG Energy, Inc.	570,351	17,099,123
Entergy Corp.	196,874	16,541,353
Pepco Holdings, Inc.	578,503	15,816,272
Integrys Energy Group, Inc.	206,344	14,997,082
FirstEnergy Corp.	284,727	10,631,706
Edison International	169,721	10,621,140
PG&E Corp.	188,486	9,484,616
Consolidated Edison, Inc.	144,900	9,180,864
Xcel Energy, Inc.	258,377	8,647,878
AES Corp.	612,536	8,618,382
Public Service Enterprise Group, Inc.	203,738	8,416,417
SCANA Corp.	153,129	8,405,251
DTE Energy Co.	100,124	8,226,188
Pinnacle West Capital Corp.	125,887	7,738,274
PPL Corp.	217,455	7,608,750
Duke Energy Corp.	91,000	7,475,650
AGL Resources, Inc.	138,650	7,474,622
Northeast Utilities	145,982	7,204,212
American Electric Power Company, Inc.	117,533	6,856,875
TECO Energy, Inc.	326,736	6,407,293
CMS Energy Corp.	173,681	5,674,158
Total Utilities		220,752,423

CONSUMER, NON-CYCLICAL - 15.1%
WellPoint, Inc.	249,086	31,556,704
Humana, Inc.	170,747	23,708,221
Archer-Daniels-Midland Co.	437,030	20,540,410
Tyson Foods, Inc. — Class A	494,709	19,961,508
Kroger Co.	279,947	15,595,847
Aetna, Inc.	188,085	15,518,893
UnitedHealth Group, Inc.	126,054	11,976,391
Cardinal Health, Inc.	135,698	10,649,579
Express Scripts Holding Co.*	138,018	10,602,543
Sysco Corp.	268,172	10,335,349
Molson Coors Brewing Co. — Class B	119,949	8,921,807
ConAgra Foods, Inc.	131,119	4,503,938
Quest Diagnostics, Inc.	69,146	4,388,005
Avery Dennison Corp.	82,929	3,885,224
Total Consumer, Non-cyclical		192,144,419

ENERGY - 13.3%
Valero Energy Corp.	427,325	21,404,709
Tesoro Corp.	274,817	19,624,682
Phillips 66	228,841	17,964,019
Nabors Industries Ltd.	942,515	16,823,893
Murphy Oil Corp.	302,866	16,170,016
Hess Corp.	186,813	15,843,611
Apache Corp.	99,580	7,687,576
Chevron Corp.	62,881	7,542,576
Marathon Oil Corp.	198,536	7,028,174
Baker Hughes, Inc.	125,292	6,635,464
Ensco plc — Class A	146,017	5,926,830
Denbury Resources, Inc.	466,575	5,785,530
Transocean Ltd.1	193,504	5,772,224
ConocoPhillips	77,034	5,558,003
Exxon Mobil Corp.	51,544	4,984,820
Noble Corporation plc	230,647	4,825,135
Total Energy		169,577,262

CONSUMER, CYCLICAL - 10.3%
AutoNation, Inc.*	242,941	13,910,802
Staples, Inc.	1,007,048	12,769,369
General Motors Co.	391,790	12,302,206
CVS Health Corp.	121,448	10,421,453
Kohl’s Corp.	186,306	10,101,512
Ford Motor Co.	714,170	10,062,655
DR Horton, Inc.	418,825	9,545,022
Target Corp.	147,820	9,138,233
Whirlpool Corp.	49,964	8,596,306
Carnival Corp.	190,068	7,631,230
PulteGroup, Inc.	383,134	7,352,341
Wal-Mart Stores, Inc.	95,445	7,279,590

22 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

Costco Wholesale Corp.	47,966	$6,397,225
Macy’s, Inc.	94,820	5,482,492
Total Consumer, Cyclical		130,990,436

INDUSTRIAL - 6.4%
Jabil Circuit, Inc.	877,924	18,392,507
Ryder System, Inc.	152,859	13,523,436
L-3 Communications Holdings, Inc.	109,975	13,357,564
Fluor Corp.	123,832	8,215,015
Jacobs Engineering Group, Inc.*	160,507	7,616,057
Joy Global, Inc.	109,878	5,782,879
Bemis Company, Inc.	133,557	5,137,938
Stanley Black & Decker, Inc.	52,538	4,919,658
Deere & Co.	56,613	4,842,676
Total Industrial		81,787,730

BASIC MATERIALS - 5.6%
Alcoa, Inc.	2,256,942	37,826,348
Allegheny Technologies, Inc.	213,370	7,009,205
Dow Chemical Co.	138,015	6,817,941
International Paper Co.	119,954	6,072,071
Mosaic Co.	123,013	5,450,706
Nucor Corp.	76,673	4,144,942
Freeport-McMoRan, Inc.	132,589	3,778,787
Total Basic Materials		71,100,000

TECHNOLOGY - 4.0%
Hewlett-Packard Co.	541,415	19,425,970
Xerox Corp.	1,451,783	19,279,678
Computer Sciences Corp.	203,617	12,298,467
Total Technology		51,004,115

COMMUNICATIONS - 2.4%
Frontier Communications Corp.1	1,802,572	11,788,820
CenturyLink, Inc.	239,881	9,950,264
Corning, Inc.	426,506	8,713,518
Total Communications		30,452,602

Total Common Stocks
(Cost $1,205,143,735)		1,273,838,346

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	747,498	747,498
Total Short Term Investments
(Cost $747,498)		747,498

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 1.3%
Joint Repurchase Agreements
HSBC Securities, Inc.
issued 10/31/14 at 0.08% due 11/03/14	$10,780,118	10,780,118
BNP Paribas Securities Corp.
issued 10/31/14 at 0.11% due 11/03/14	4,930,816	4,930,816
Barclays Capital, Inc.
issued 10/31/14 at 0.07% due 11/03/14	1,413,307	1,413,307
Total Securities Lending Collateral
(Cost $17,124,241)		17,124,241

Total Investments - 101.3%
(Cost $1,223,015,474)		$1,291,710,085
Other Assets & Liabilities, net - (1.3)%		(16,647,776)
Total Net Assets - 100.0%		$1,275,062,309

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 100.1%

CONSUMER, NON-CYCLICAL - 28.4%
Keurig Green Mountain, Inc.	282,957	$42,938,725
Vertex Pharmaceuticals, Inc.*	345,702	38,939,873
Celgene Corp.*	335,496	35,928,267
Actavis plc*	144,119	34,983,446
Gilead Sciences, Inc.*	290,679	32,556,048
Safeway, Inc.	929,248	32,393,585
Regeneron Pharmaceuticals, Inc.*	79,698	31,378,697
Constellation Brands, Inc. — Class A*	284,497	26,042,855
Biogen Idec, Inc.*	70,098	22,507,066
Allergan, Inc.	110,016	20,909,641
Alliance Data Systems Corp.*	72,989	20,681,433
United Rentals, Inc.*	176,470	19,422,288
Alexion Pharmaceuticals, Inc.*	98,481	18,845,324
Universal Health Services, Inc. — Class B	177,850	18,444,824
Boston Scientific Corp.*	1,289,857	17,129,301
Moody’s Corp.	167,346	16,605,744
Cigna Corp.	150,571	14,992,354
Robert Half International, Inc.	267,827	14,671,563
MasterCard, Inc. — Class A	156,308	13,090,795
Monster Beverage Corp.*	118,462	11,950,446
Perrigo Company plc	60,647	9,791,458
St. Jude Medical, Inc.	123,528	7,926,792
Coca-Cola Enterprises, Inc.	145,414	6,303,697
Total Consumer, Non-cyclical		508,434,222

CONSUMER, CYCLICAL - 20.0%
Southwest Airlines Co.	1,168,847	40,301,844
Chipotle Mexican Grill, Inc. — Class A*	48,962	31,237,756
Under Armour, Inc. — Class A*	422,564	27,711,747
Delta Air Lines, Inc.	683,593	27,500,946
Michael Kors Holdings Ltd.*	313,190	24,613,602
Harman International Industries, Inc.	205,771	22,087,459
Wynn Resorts Ltd.	110,055	20,911,551
Goodyear Tire & Rubber Co.	798,344	19,343,875
PACCAR, Inc.	229,030	14,960,240
Tractor Supply Co.	190,816	13,971,548
Fossil Group, Inc.*	134,752	13,698,888
Wyndham Worldwide Corp.	176,157	13,682,114
NIKE, Inc. — Class B	124,848	11,607,119
BorgWarner, Inc.	169,155	9,645,218
Johnson Controls, Inc.	201,423	9,517,237
VF Corp.	133,063	9,005,704
O’Reilly Automotive, Inc.*	48,041	8,449,451
Dollar Tree, Inc.*	138,002	8,358,781
Starbucks Corp.	89,760	6,782,266
Harley-Davidson, Inc.	97,457	6,402,925
Bed Bath & Beyond, Inc.*	95,042	6,400,128
Mohawk Industries, Inc.*	44,123	6,267,231
TJX Companies, Inc.	98,040	6,207,893
Total Consumer, Cyclical		358,665,523

COMMUNICATIONS - 15.7%
Facebook, Inc. — Class A*	483,536	36,260,365
TripAdvisor, Inc.*	341,271	30,257,086
Netflix, Inc.*	75,436	29,628,998
Priceline Group, Inc.*	19,774	23,851,597
News Corp. — Class A*	1,383,210	21,412,091
VeriSign, Inc.*,1	355,827	21,264,222
DIRECTV*	219,438	19,045,023
Comcast Corp. — Class A	267,005	14,778,727
Amazon.com, Inc.*	46,425	14,180,981
Interpublic Group of Companies, Inc.	581,973	11,284,456
Yahoo!, Inc.*	201,965	9,300,489
Google, Inc. — Class A*	15,704	8,917,830
Google, Inc. — Class C*	15,704	8,779,792
CBS Corp. — Class B	146,340	7,934,555
Time Warner Cable, Inc.	49,631	7,306,180
Viacom, Inc. — Class B	99,161	7,207,021
Discovery Communications, Inc. — Class A*	130,977	4,630,037
Discovery Communications, Inc. — Class C*	130,977	4,582,885
Total Communications		280,622,335

FINANCIAL - 13.1%
Huntington Bancshares, Inc.	3,461,639	34,304,842
KeyCorp	1,806,961	23,851,885
Comerica, Inc.	447,957	21,385,467
Prudential Financial, Inc.	230,185	20,380,580
Fifth Third Bancorp	1,018,101	20,351,839
Discover Financial Services	279,032	17,796,661
Ameriprise Financial, Inc.	139,262	17,570,687
Charles Schwab Corp.	461,758	13,238,602
Affiliated Managers Group, Inc.*	60,498	12,086,895
Torchmark Corp.	164,678	8,721,347
Macerich Co.	116,483	8,212,052
Visa, Inc. — Class A	33,607	8,113,738
BlackRock, Inc. — Class A	23,454	8,000,394
Invesco Ltd.	196,256	7,942,480
American Express Co.	81,145	7,298,993
Intercontinental Exchange, Inc.	27,415	5,710,270
Total Financial		234,966,732

TECHNOLOGY - 9.3%
Seagate Technology plc	454,781	28,573,889
Western Digital Corp.	234,089	23,027,335
First Solar, Inc.*	278,036	16,376,320
Cognizant Technology Solutions Corp. — Class A*	314,119	15,344,713
Electronic Arts, Inc.*	352,057	14,423,775
salesforce.com, Inc.*	182,403	11,671,968
SanDisk Corp.	117,134	11,026,995
QUALCOMM, Inc.	130,845	10,272,641
Cerner Corp.*	160,437	10,162,080
Micron Technology, Inc.*	283,165	9,369,930

24 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

Fidelity National Information Services, Inc.	145,417	$8,490,899
Pitney Bowes, Inc.	336,736	8,330,849
Total Technology		167,071,394

ENERGY - 7.0%
EOG Resources, Inc.	188,409	17,908,275
Pioneer Natural Resources Co.	94,122	17,794,705
Halliburton Co.	318,692	17,572,677
Helmerich & Payne, Inc.	195,513	16,974,439
Cabot Oil & Gas Corp. — Class A	496,355	15,436,641
Range Resources Corp.	132,985	9,096,174
Schlumberger Ltd.	80,814	7,973,109
Noble Energy, Inc.	132,675	7,646,060
Equities Corp.	78,566	7,388,347
Kinder Morgan, Inc.1	190,770	7,382,799
Total Energy		125,173,226

INDUSTRIAL - 3.8%
Textron, Inc.	484,581	20,124,649
Sealed Air Corp.	401,421	14,551,511
Boeing Co.	77,675	9,702,384
Thermo Fisher Scientific, Inc.	78,606	9,241,707
Flowserve Corp.	105,608	7,180,288
Precision Castparts Corp.	30,848	6,808,154
Total Industrial		67,608,693

BASIC MATERIALS - 2.8%
LyondellBasell Industries N.V. — Class A	230,558	21,126,030
Ecolab, Inc.	111,950	12,452,198
Eastman Chemical Co.	112,855	9,116,427
PPG Industries, Inc.	34,372	7,001,233
Total Basic Materials		49,695,888

Total Common Stocks
(Cost $1,607,451,362)		1,792,238,013

SHORT TERM INVESTMENTS† - 0.0%
Federated U.S. Treasury Cash Reserve Fund	543,729	543,729
Total Short Term Investments
(Cost $543,729)		543,729

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 1.2%
Joint Repurchase Agreements
HSBC Securities, Inc.
issued 10/31/14 at 0.08% due 11/03/14	$13,973,450	13,973,450
BNP Paribas Securities Corp.
issued 10/31/14 at 0.11% due 11/03/14	6,391,443	6,391,443
Barclays Capital, Inc.
issued 10/31/14 at 0.07% due 11/03/14	1,831,963	1,831,963
Total Securities Lending Collateral
(Cost $22,196,856)		22,196,856

Total Investments - 101.3%
(Cost $1,630,191,947)		$1,814,978,598
Other Assets & Liabilities, net - (1.3)%		(22,462,524)
Total Net Assets - 100.0%		$1,792,516,074

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

FINANCIAL - 21.1%
Reinsurance Group of America, Inc. — Class A	31,893	$2,686,986
Protective Life Corp.	31,235	2,176,455
Hanover Insurance Group, Inc.	32,174	2,153,729
First American Financial Corp.	70,260	2,130,283
Aspen Insurance Holdings Ltd.	37,356	1,629,843
Kemper Corp.	38,729	1,427,164
WR Berkley Corp.	27,031	1,393,177
American Financial Group, Inc.	22,545	1,348,867
Alleghany Corp.*	2,995	1,330,619
Everest Re Group Ltd.	7,516	1,282,605
StanCorp Financial Group, Inc.	16,558	1,151,774
HCC Insurance Holdings, Inc.	18,673	974,544
Mercury General Corp.	15,302	812,842
First Niagara Financial Group, Inc.	97,191	727,960
Astoria Financial Corp.	52,416	689,270
Janus Capital Group, Inc.	43,005	644,645
International Bancshares Corp.	20,432	579,656
Hancock Holding Co.	15,674	551,568
Fulton Financial Corp.	40,618	482,542
Valley National Bancorp1	44,539	444,499
New York Community Bancorp, Inc.	26,782	427,173
Total Financial		25,046,201

INDUSTRIAL - 18.7%
Tech Data Corp.*	53,174	3,175,551
AECOM Technology Corp.*,1	77,527	2,523,504
Arrow Electronics, Inc.*	43,473	2,471,875
Avnet, Inc.	56,406	2,439,560
Vishay Intertechnology, Inc.1	122,739	1,658,204
Granite Construction, Inc.	35,953	1,327,025
AGCO Corp.	28,417	1,259,157
Exelis, Inc.	54,157	966,702
TimkenSteel Corp.	23,234	942,836
Greif, Inc. — Class A	21,352	940,769
Esterline Technologies Corp.*	6,971	816,374
Triumph Group, Inc.	10,438	726,798
Regal-Beloit Corp.	9,798	695,364
Tidewater, Inc.	15,608	575,467
KBR, Inc.	28,781	549,141
Werner Enterprises, Inc.	19,877	547,413
Itron, Inc.*	13,765	535,871
Total Industrial		22,151,611

CONSUMER, NON-CYCLICAL - 17.3%
Health Net, Inc.*	66,797	3,173,525
Community Health Systems, Inc.*	50,761	2,790,332
LifePoint Hospitals, Inc.*	32,304	2,261,280
Centene Corp.*	17,259	1,599,392
WellCare Health Plans, Inc.*	21,951	1,489,814
Rent-A-Center, Inc.	46,998	1,455,528
Dean Foods Co.1	91,669	1,348,451
Owens & Minor, Inc.1	37,403	1,246,268
Manpowergroup, Inc.	16,926	1,129,811
Ingredion, Inc.	11,058	854,231
Apollo Education Group, Inc. — Class A*	25,671	735,731
United Natural Foods, Inc.*	10,616	722,100
DeVry Education Group, Inc.	14,563	704,995
Aaron’s, Inc.	24,508	606,818
Post Holdings, Inc.*	12,650	474,375
Total Consumer, Non-cyclical		20,592,651

CONSUMER, CYCLICAL - 14.3%
Ingram Micro, Inc. — Class A*	118,015	3,167,523
JetBlue Airways Corp.*	225,111	2,597,781
Big Lots, Inc.	47,342	2,161,162
World Fuel Services Corp.	44,480	1,834,355
CST Brands, Inc.	35,468	1,356,651
Abercrombie & Fitch Co. — Class A	36,951	1,237,119
Oshkosh Corp.	25,785	1,154,137
MDC Holdings, Inc.	45,012	1,099,193
Foot Locker, Inc.	14,380	805,424
ANN, Inc.*	15,131	580,879
JC Penney Company, Inc.*,1	64,007	487,093
Ascena Retail Group, Inc.*	37,037	461,111
Total Consumer, Cyclical		16,942,428

UTILITIES - 7.7%
UGI Corp.	40,397	1,522,563
PNM Resources, Inc.	44,264	1,277,016
Great Plains Energy, Inc.	46,998	1,265,656
Hawaiian Electric Industries, Inc.1	40,898	1,151,688
Westar Energy, Inc.	24,526	927,328
WGL Holdings, Inc.	19,668	924,396
Atmos Energy Corp.	16,849	892,997
IDACORP, Inc.	10,438	659,995
ONE Gas, Inc.	13,381	507,809
Total Utilities		9,129,448

BASIC MATERIALS - 7.3%
Domtar Corp.	39,937	1,640,213
Steel Dynamics, Inc.	69,750	1,604,947
Commercial Metals Co.	79,090	1,367,466
Reliance Steel & Aluminum Co.	17,957	1,211,738
Ashland, Inc.	10,969	1,185,420
Olin Corp.	36,079	874,555
Cabot Corp.	15,814	734,244
Total Basic Materials		8,618,583

ENERGY - 6.3%
HollyFrontier Corp.	39,571	1,795,732
Superior Energy Services, Inc.	68,653	1,726,623
Murphy USA, Inc.*	30,072	1,723,126
Rowan Companies plc — Class A	42,561	1,032,955

26 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

Unit Corp.*	14,467	$700,492
WPX Energy, Inc.*	26,951	515,303
Total Energy		7,494,231

TECHNOLOGY - 5.5%
Science Applications International Corp.	41,383	2,024,042
Lexmark International, Inc. — Class A	37,546	1,620,485
Leidos Holdings, Inc.	40,069	1,465,323
Fairchild Semiconductor International, Inc. — Class A*	47,836	734,283
Convergys Corp.	34,333	692,497
Total Technology		6,536,630

COMMUNICATIONS - 1.7%
Telephone & Data Systems, Inc.	77,155	1,978,254

Total Common Stocks
(Cost $106,902,035)		118,490,037

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 5.7%
Joint Repurchase Agreements
HSBC Securities, Inc.
issued 10/31/14 at 0.08% due 11/03/14	$4,259,230	4,259,230
BNP Paribas Securities Corp.
issued 10/31/14 at 0.11% due 11/03/14	1,948,168	1,948,168
Barclays Capital, Inc.
issued 10/31/14 at 0.07% due 11/03/14	558,398	558,398
Total Securities Lending Collateral
(Cost $6,765,796)		6,765,796

Total Investments - 105.6%
(Cost $113,667,831)		$125,255,833
Other Assets & Liabilities, net - (5.6)%		(6,624,952)
Total Net Assets - 100.0%		$118,630,881

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

FINANCIAL - 22.0%
Synovus Financial Corp.	709,504	$17,993,021
Umpqua Holdings Corp.	820,903	14,447,893
SVB Financial Group*	123,151	13,791,680
BancorpSouth, Inc.	576,960	13,287,389
Cathay General Bancorp	491,194	12,972,434
Associated Banc-Corp.	612,720	11,519,136
Old Republic International Corp.	738,721	10,910,909
PacWest Bancorp	240,106	10,242,922
SLM Corp.	846,060	8,079,873
Signature Bank*	64,296	7,788,174
CBOE Holdings, Inc.	127,486	7,514,025
Washington Federal, Inc.	305,302	6,664,743
Waddell & Reed Financial, Inc. — Class A	129,637	6,188,870
City National Corp.	66,924	5,267,588
CoreLogic, Inc.*	160,352	5,030,242
East West Bancorp, Inc.	126,564	4,652,493
Omega Healthcare Investors, Inc.	104,077	3,971,578
Alexander & Baldwin, Inc.	91,908	3,679,077
Total Financial		164,002,047

INDUSTRIAL - 20.6%
Trinity Industries, Inc.	505,446	18,049,478
AO Smith Corp.	269,201	14,361,873
Kirby Corp.*	116,912	12,928,129
Wabtec Corp.	130,729	11,281,914
Old Dominion Freight Line, Inc.*	145,607	10,610,382
B/E Aerospace, Inc.*	130,987	9,751,982
Packaging Corporation of America	98,831	7,123,738
Eagle Materials, Inc.	78,094	6,827,758
Belden, Inc.	94,788	6,747,958
Graco, Inc.	84,422	6,627,127
Gentex Corp.	202,164	6,618,849
Terex Corp.	212,491	6,113,366
Genesee & Wyoming, Inc. — Class A*	58,318	5,610,192
Fortune Brands Home & Security, Inc.	128,817	5,571,335
Lincoln Electric Holdings, Inc.	70,927	5,140,789
Cognex Corp.*	125,038	4,946,503
FEI Co.	51,847	4,369,665
IDEX Corp.	53,135	3,980,343
J.B. Hunt Transport Services, Inc.	44,481	3,548,249
Trimble Navigation Ltd.*	115,292	3,096,743
Total Industrial		153,306,373

CONSUMER, NON-CYCLICAL - 18.7%
Salix Pharmaceuticals Ltd.*	184,772	26,579,452
United Therapeutics Corp.*	139,172	18,227,356
Endo International plc*	202,683	13,563,546
Corporate Executive Board Co.	156,874	11,561,613
WEX, Inc.*	78,902	8,960,111
Align Technology, Inc.*	151,075	7,949,567
Hain Celestial Group, Inc.*	66,390	7,186,718
Towers Watson & Co. — Class A	63,113	6,960,733
SUPERVALU, Inc.*	785,293	6,777,079
Cubist Pharmaceuticals, Inc.*	84,219	6,088,192
Charles River Laboratories International, Inc.*	83,765	5,290,597
Global Payments, Inc.	60,883	4,901,082
Graham Holdings Co. — Class B	5,879	4,606,784
Deluxe Corp.	68,725	4,178,480
Covance, Inc.*	48,814	3,900,239
Sotheby’s	77,506	3,073,888
Total Consumer, Non-cyclical		139,805,437

CONSUMER, CYCLICAL - 18.7%
Tempur Sealy International, Inc.*	265,476	13,974,657
Deckers Outdoor Corp.*	153,838	13,454,671
Wendy’s Co.	1,426,519	11,440,682
Bally Technologies, Inc.*	139,777	11,238,071
Polaris Industries, Inc.	72,771	10,978,233
Toll Brothers, Inc.*	322,668	10,309,243
Alaska Air Group, Inc.	191,448	10,190,777
LKQ Corp.*	288,675	8,247,445
Hanesbrands, Inc.	77,762	8,212,445
Jarden Corp.*	124,448	8,100,320
Brinker International, Inc.	129,416	6,941,874
HNI Corp.	145,341	6,780,158
Brunswick Corp.	118,061	5,525,255
Domino’s Pizza, Inc.	50,678	4,499,700
Copart, Inc.*	126,726	4,237,717
Carter’s, Inc.	43,818	3,423,500
DreamWorks Animation SKG, Inc. — Class A*	95,982	2,138,479
Total Consumer, Cyclical		139,693,227

TECHNOLOGY - 10.2%
Ultimate Software Group, Inc.*	67,006	10,085,072
PTC, Inc.*	243,610	9,293,722
Concur Technologies, Inc.*,1	60,361	7,745,524
Mentor Graphics Corp.	351,551	7,449,366
3D Systems Corp.*,1	193,755	7,323,939
ACI Worldwide, Inc.*	370,151	7,121,705
MSCI, Inc. — Class A	117,922	5,502,241
Advent Software, Inc.	138,315	4,780,166
Fair Isaac Corp.	75,432	4,699,414
Broadridge Financial Solutions, Inc.	90,529	3,976,939
Cree, Inc.*	96,918	3,050,979
CommVault Systems, Inc.*	54,216	2,403,937
Acxiom Corp.*	120,563	2,271,407
Total Technology		75,704,411

ENERGY - 6.8%
Patterson-UTI Energy, Inc.	528,739	12,176,859
SM Energy Co.	145,412	8,186,696
Oil States International, Inc.*	134,375	8,027,562
Oceaneering International, Inc.	90,466	6,357,046
Rosetta Resources, Inc.*	163,780	6,228,553
Dril-Quip, Inc.*	42,022	3,779,879

28 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

Gulfport Energy Corp.*	69,318	$3,478,377
CARBO Ceramics, Inc.1	47,052	2,431,177
Total Energy		50,666,149

COMMUNICATIONS - 2.0%
Conversant, Inc.*	223,236	7,869,069
Ciena Corp.*	219,967	3,686,647
NeuStar, Inc. — Class A*,1	119,868	3,165,714
Total Communications		14,721,430

BASIC MATERIALS - 0.9%
Worthington Industries, Inc.	182,326	7,046,900

Total Common Stocks
(Cost $670,356,834)		744,945,974

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	868,040	868,040
Total Short Term Investments
(Cost $868,040)		868,040

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 2.7%
Joint Repurchase Agreements
HSBC Securities, Inc.
issued 10/31/14 at 0.08% due 11/03/14	$12,788,043	12,788,043
BNP Paribas Securities Corp.
issued 10/31/14 at 0.11% due 11/03/14	5,849,239	5,849,239
Barclays Capital, Inc.
issued 10/31/14 at 0.07% due 11/03/14	1,676,553	1,676,553
Total Securities Lending Collateral
(Cost $20,313,835)		20,313,835

Total Investments - 102.7%
(Cost $691,538,709)		$766,127,849
Other Assets & Liabilities, net - (2.7)%		(20,185,434)
Total Net Assets - 100.0%		$745,942,415

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

CONSUMER, CYCLICAL - 21.1%
Perry Ellis International, Inc.*	150,527	$3,078,277
Cash America International, Inc.	50,491	2,481,632
EZCORP, Inc. — Class A*	183,709	2,072,238
Group 1 Automotive, Inc.	23,856	2,038,019
SkyWest, Inc.	155,184	1,787,720
Regis Corp.	93,213	1,582,757
M/I Homes, Inc.*	73,222	1,577,202
Fred’s, Inc. — Class A	95,786	1,503,840
Sonic Automotive, Inc. — Class A	57,105	1,421,343
Ruby Tuesday, Inc.*	180,865	1,389,044
United Stationers, Inc.	31,246	1,305,146
Superior Industries International, Inc.	66,080	1,289,220
ScanSource, Inc.*	33,640	1,284,375
Brown Shoe Company, Inc.	45,156	1,200,697
Stage Stores, Inc.	70,127	1,183,042
Marcus Corp.	65,614	1,123,968
Titan International, Inc.	101,367	1,070,436
Pep Boys-Manny Moe & Jack*	111,354	1,061,204
VOXX International Corp. — Class A*	124,088	1,058,471
Big 5 Sporting Goods Corp.	76,459	941,210
Stein Mart, Inc.	66,993	896,366
Genesco, Inc.*	10,086	773,495
Biglari Holdings, Inc.*	2,190	764,660
Christopher & Banks Corp.*	97,102	634,076
Standard Pacific Corp.*	83,170	615,458
Children’s Place, Inc.	11,750	578,688
Meritage Homes Corp.*	13,741	505,531
Crocs, Inc.*	40,124	468,648
Finish Line, Inc. — Class A	15,443	408,776
Aeropostale, Inc.*,1	44,998	135,444
Total Consumer, Cyclical		36,230,983

CONSUMER, NON-CYCLICAL - 20.8%
Central Garden and Pet Co. — Class A*	309,056	2,654,791
CDI Corp.	126,841	2,180,398
Molina Healthcare, Inc.*	44,702	2,174,306
PharMerica Corp.*	73,260	2,101,829
Universal Corp.	46,433	2,066,269
Seneca Foods Corp. — Class A*	76,799	2,064,357
Kindred Healthcare, Inc.	76,225	1,657,894
Cross Country Healthcare, Inc.*	167,156	1,616,399
SpartanNash Co.	70,976	1,590,572
Magellan Health, Inc.*	26,024	1,574,972
Kelly Services, Inc. — Class A	89,261	1,573,671
ABM Industries, Inc.	53,906	1,489,962
LHC Group, Inc.*	49,605	1,207,882
Almost Family, Inc.*	37,616	1,107,415
Viad Corp.	40,655	1,037,109
Heidrick & Struggles International, Inc.	46,715	972,606
Career Education Corp.*	165,413	959,395
Monster Worldwide, Inc.*	244,863	945,171
Sanderson Farms, Inc.	11,245	944,355
Insperity, Inc.	27,579	870,393
Brink’s Co.	40,830	857,430
Invacare Corp.	49,470	777,174
AngioDynamics, Inc.*	39,625	673,625
AMN Healthcare Services, Inc.*	37,920	650,328
Healthways, Inc.*	36,324	563,022
Resources Connection, Inc.	33,351	515,940
Alliance One International, Inc.*	250,191	507,887
Korn/Ferry International*	16,601	463,666
Total Consumer, Non-cyclical		35,798,818

INDUSTRIAL - 16.9%
Sanmina Corp.*	125,547	3,147,464
Atlas Air Worldwide Holdings, Inc.*	51,280	1,893,258
Benchmark Electronics, Inc.*	76,396	1,812,113
Griffon Corp.	138,462	1,701,698
Boise Cascade Co.*	46,678	1,683,208
EMCOR Group, Inc.	33,945	1,497,993
Universal Forest Products, Inc.	28,344	1,416,350
Bel Fuse, Inc. — Class B	47,415	1,341,370
Olympic Steel, Inc.	65,096	1,309,732
AAR Corp.	44,385	1,176,203
Hub Group, Inc. — Class A*	31,467	1,141,938
Aegion Corp. — Class A*	56,950	1,043,324
TTM Technologies, Inc.*	148,893	1,028,851
Plexus Corp.*	21,633	894,525
Briggs & Stratton Corp.	37,882	765,595
Kaman Corp.	17,601	757,899
Astec Industries, Inc.	19,655	745,121
Gibraltar Industries, Inc.*	48,460	739,015
AM Castle & Co.*,1	95,241	700,021
Matson, Inc.	22,919	652,962
Curtiss-Wright Corp.	9,135	632,233
Mueller Industries, Inc.	18,656	605,574
Quanex Building Products Corp.	26,220	524,924
Rofin-Sinar Technologies, Inc.*	23,100	517,209
UTI Worldwide, Inc.*	43,871	479,510
National Presto Industries, Inc.1	6,457	407,178
Orion Marine Group, Inc.*	36,889	404,303
Total Industrial		29,019,571

FINANCIAL - 10.9%
Stewart Information Services Corp.	70,790	2,500,303
Piper Jaffray Cos.*	31,724	1,791,137
Calamos Asset Management, Inc. — Class A	113,110	1,549,607
United Fire Group, Inc.	47,456	1,541,371
Navigators Group, Inc.*	20,180	1,374,056
Infinity Property & Casualty Corp.	18,395	1,343,019
Horace Mann Educators Corp.	34,417	1,046,621
Safety Insurance Group, Inc.	15,940	994,337
Wintrust Financial Corp.	18,236	844,692
Selective Insurance Group, Inc.	32,634	842,610
Meadowbrook Insurance Group, Inc.	128,309	817,328
Capstead Mortgage Corp.	60,864	773,581
Susquehanna Bancshares, Inc.	74,631	732,130

30 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

Brookline Bancorp, Inc.	72,690	$697,097
Provident Financial Services, Inc.	27,678	504,570
SWS Group, Inc.*	67,747	500,650
ProAssurance Corp.	10,255	479,729
FNB Corp.	35,791	457,767
Total Financial		18,790,605

TECHNOLOGY - 10.2%
Engility Holdings, Inc.*	60,395	2,609,065
ManTech International Corp. — Class A	87,132	2,453,637
CACI International, Inc. — Class A*	24,454	2,012,320
Super Micro Computer, Inc.*	58,577	1,872,121
Insight Enterprises, Inc.*	72,596	1,651,559
SYNNEX Corp.	22,900	1,584,222
Ciber, Inc.*	432,724	1,415,007
Kulicke & Soffa Industries, Inc.*	42,853	617,940
Brooks Automation, Inc.	48,975	603,862
Diodes, Inc.*	22,463	580,219
Ebix, Inc.1	39,004	575,309
Mercury Systems, Inc.*	40,585	567,378
Rudolph Technologies, Inc.*	53,383	468,703
Digi International, Inc.*	54,111	448,039
Total Technology		17,459,381

BASIC MATERIALS - 6.8%
Century Aluminum Co.*	132,466	3,878,605
Materion Corp.	53,189	2,098,306
A. Schulman, Inc.	32,132	1,137,794
Kaiser Aluminum Corp.	16,034	1,115,165
Clearwater Paper Corp.*	11,455	737,128
Neenah Paper, Inc.	10,050	613,151
PH Glatfelter Co.	23,677	597,371
Zep, Inc.	34,246	549,991
Kraton Performance Polymers, Inc.*	23,931	428,126
OM Group, Inc.	12,638	328,967
Stepan Co.	6,330	280,292
Total Basic Materials		11,764,896

ENERGY - 6.2%
Green Plains, Inc.	124,957	4,273,529
Pioneer Energy Services Corp.*	189,831	1,742,648
Exterran Holdings, Inc.	32,547	1,280,074
Cloud Peak Energy, Inc.*	83,399	998,286
Gulf Island Fabrication, Inc.	39,571	836,531
Swift Energy Co.*,1	110,166	754,637
SEACOR Holdings, Inc.*	4,698	387,350
Arch Coal, Inc.1	176,542	381,331
Total Energy		10,654,386

COMMUNICATIONS - 4.7%
Black Box Corp.	83,457	1,835,220
Scholastic Corp.	50,599	1,761,351
Anixter International, Inc.	11,464	976,389
Spok Holdings, Inc.	58,606	951,761
Oplink Communications, Inc.	41,208	859,187
Atlantic Tele-Network, Inc.	11,771	790,893
NETGEAR, Inc.*	21,367	727,333
Sizmek, Inc.*	40,564	232,432
Total Communications		8,134,566

UTILITIES - 2.3%
New Jersey Resources Corp.	19,353	1,131,764
Avista Corp.	31,549	1,118,412
Laclede Group, Inc.	12,030	610,763
NorthWestern Corp.	10,516	555,665
UIL Holdings Corp.	11,443	470,765
Total Utilities		3,887,369

Total Common Stocks
(Cost $155,493,820)		171,740,575

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	226,515	226,515
Total Short Term Investments
(Cost $226,515)		226,515

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 1.7%
Joint Repurchase Agreements
HSBC Securities, Inc.
issued 10/31/14 at 0.08% due 11/03/14	$1,826,935	1,826,935
BNP Paribas Securities Corp.
issued 10/31/14 at 0.11% due 11/03/14	835,638	835,638
Barclays Capital, Inc.
issued 10/31/14 at 0.07% due 11/03/14	239,517	239,517
Total Securities Lending Collateral
(Cost $2,902,090)		2,902,090

Total Investments - 101.7%
(Cost $158,622,425)		$174,869,180
Other Assets & Liabilities, net - (1.7)%		(2,879,300)
Total Net Assets - 100.0%		$171,989,880

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

FINANCIAL - 20.8%
HCI Group, Inc.	26,138	$1,328,856
MB Financial, Inc.	40,217	1,268,847
United Community Banks, Inc.	61,069	1,101,074
PrivateBancorp, Inc. — Class A	32,542	1,051,758
Portfolio Recovery Associates, Inc.*	15,310	968,357
Pinnacle Financial Partners, Inc.	24,277	951,658
HFF, Inc. — Class A	29,293	922,144
CoreSite Realty Corp.	23,873	883,778
Forestar Group, Inc.*	50,348	878,573
Virtus Investment Partners, Inc.	4,810	862,000
BBCN Bancorp, Inc.	57,892	818,593
Retail Opportunity Investments Corp.	49,336	806,150
Bank of the Ozarks, Inc.	21,777	767,422
First Midwest Bancorp, Inc.	45,367	761,712
Home BancShares, Inc.	23,673	755,642
Sabra Health Care REIT, Inc.	26,223	749,191
Encore Capital Group, Inc.*	16,384	745,636
BofI Holding, Inc.*	9,106	701,344
MarketAxess Holdings, Inc.	10,794	697,832
Oritani Financial Corp.	45,644	674,162
Boston Private Financial Holdings, Inc.	47,016	618,260
Wilshire Bancorp, Inc.	59,813	592,149
Employers Holdings, Inc.	28,273	576,486
Evercore Partners, Inc. — Class A	9,813	508,019
Glacier Bancorp, Inc.	17,546	503,395
Texas Capital Bancshares, Inc.*	7,102	434,287
First Financial Bankshares, Inc.1	8,409	267,238
Financial Engines, Inc.	6,085	242,609
eHealth, Inc.*	8,008	199,800
Total Financial		21,636,972

CONSUMER, NON-CYCLICAL - 19.2%
Akorn, Inc.*	58,506	2,606,443
Repligen Corp.*	98,599	2,486,667
Natus Medical, Inc.*	35,057	1,191,938
ABIOMED, Inc.*,1	35,322	1,158,208
On Assignment, Inc.*	36,002	1,047,658
Cambrex Corp.*	46,901	988,673
Anika Therapeutics, Inc.*	22,894	918,965
Acorda Therapeutics, Inc.*	24,457	851,593
Cantel Medical Corp.	19,959	846,262
Boston Beer Company, Inc. — Class A*,1	3,278	816,222
Prestige Brands Holdings, Inc.*	20,134	713,146
Ligand Pharmaceuticals, Inc. — Class B*	11,644	643,564
Capella Education Co.	8,401	594,287
CryoLife, Inc.	57,693	591,930
Lannett Company, Inc.*	10,096	572,645
Inter Parfums, Inc.	19,158	544,087
NuVasive, Inc.*	12,794	523,275
CorVel Corp.*	12,820	441,264
Cardtronics, Inc.*	11,238	431,427
Medicines Co.*	14,741	373,242
SurModics, Inc.*	16,080	348,132
IPC The Hospitalist Company, Inc.*	8,288	345,278
Air Methods Corp.*	6,884	325,131
West Pharmaceutical Services, Inc.	5,856	300,120
American Public Education, Inc.*	8,895	275,656
Neogen Corp.*	4,807	211,027
Total Consumer, Non-cyclical		20,146,840

CONSUMER, CYCLICAL - 15.1%
Multimedia Games Holding Company, Inc.*	40,327	1,407,413
Lithia Motors, Inc. — Class A	17,865	1,386,681
MarineMax, Inc.*	61,358	1,176,233
Universal Electronics, Inc.*	17,022	968,381
Buffalo Wild Wings, Inc.*	6,464	964,947
Iconix Brand Group, Inc.*	18,214	728,742
MWI Veterinary Supply, Inc.*	3,686	625,348
Winnebago Industries, Inc.*	27,673	586,944
Daktronics, Inc.	43,592	580,210
Monarch Casino & Resort, Inc.*	32,661	531,394
Arctic Cat, Inc.	15,432	519,441
Ruth’s Hospitality Group, Inc.	42,405	516,069
Pinnacle Entertainment, Inc.*	20,063	514,215
Sonic Corp.	19,147	482,696
Red Robin Gourmet Burgers, Inc.*	8,348	458,890
Wolverine World Wide, Inc.	16,900	458,666
Allegiant Travel Co. — Class A	3,069	409,619
Papa John’s International, Inc.	8,720	407,747
Scientific Games Corp. — Class A*	34,621	407,489
Movado Group, Inc.	11,033	389,465
Lumber Liquidators Holdings, Inc.*	6,909	371,497
Steven Madden Ltd.*	11,699	366,764
Texas Roadhouse, Inc. — Class A	12,459	359,691
La-Z-Boy, Inc.	15,655	357,873
Kirkland’s, Inc.*	18,434	328,125
Mobile Mini, Inc.	6,258	274,288
First Cash Financial Services, Inc.*	4,322	255,344
Total Consumer, Cyclical		15,834,172

INDUSTRIAL - 13.7%
Saia, Inc.*	30,756	1,507,660
Taser International, Inc.*,1	79,531	1,498,364
GenCorp, Inc.*,1	66,014	1,119,597
Dycom Industries, Inc.*	33,654	1,056,399
Methode Electronics, Inc.	24,741	974,301
US Ecology, Inc.	17,912	900,615
PGT, Inc.*	94,548	889,224
Federal Signal Corp.	58,377	828,953
AAON, Inc.	33,593	660,102
Era Group, Inc.*	27,428	641,541
DXP Enterprises, Inc.*	9,341	619,215
CIRCOR International, Inc.	7,516	564,827
Drew Industries, Inc.	9,976	479,447
EnerSys	7,566	475,145

32 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

Hillenbrand, Inc.	12,922	$430,173
Advanced Energy Industries, Inc.*	20,664	408,734
FARO Technologies, Inc.*	7,152	400,512
Apogee Enterprises, Inc.	7,790	341,981
AZZ, Inc.	6,642	310,580
Sturm Ruger & Company, Inc.1	6,415	267,377
Total Industrial		14,374,747

TECHNOLOGY - 11.2%
Electronics for Imaging, Inc.*	30,730	1,404,976
Synchronoss Technologies, Inc.*	20,693	1,069,207
Virtusa Corp.*	25,754	1,055,398
iGATE Corp.*	26,800	992,940
Omnicell, Inc.*	30,648	990,237
Manhattan Associates, Inc.*	24,413	979,205
Dealertrack Technologies, Inc.*	18,879	888,257
Synaptics, Inc.*	11,093	759,094
Tyler Technologies, Inc.*	6,582	736,657
Monotype Imaging Holdings, Inc.	23,173	662,980
Interactive Intelligence Group, Inc.*	12,746	615,122
Medidata Solutions, Inc.*	11,399	514,209
Blackbaud, Inc.	8,820	392,490
MAXIMUS, Inc.	7,591	367,860
MTS Systems Corp.	5,058	333,879
Total Technology		11,762,511

ENERGY - 8.2%
Matrix Service Co.*	59,174	1,482,900
Carrizo Oil & Gas, Inc.*	25,476	1,323,223
Synergy Resources Corp.*	100,510	1,225,217
Tesco Corp.	50,111	954,113
Newpark Resources, Inc.*	63,685	727,920
C&J Energy Services, Inc.*	35,708	689,521
Stone Energy Corp.*	26,039	637,956
Flotek Industries, Inc.*	27,212	603,018
Northern Oil and Gas, Inc.*,1	39,800	449,740
Rex Energy Corp.*	43,165	338,414
Geospace Technologies Corp.*	3,849	118,511
Total Energy		8,550,533

COMMUNICATIONS - 7.7%
XO Group, Inc.*	92,132	1,172,840
CalAmp Corp.*	48,910	942,985
j2 Global, Inc.	13,902	751,959
Blucora, Inc.*	39,873	675,847
Harmonic, Inc.*	100,296	668,974
Perficient, Inc.*	38,877	644,581
EW Scripps Co. — Class A*	32,320	620,544
LogMeIn, Inc.*	11,545	554,737
Stamps.com, Inc.*	14,094	520,069
NIC, Inc.	20,458	377,041
8x8, Inc.*	44,480	349,613
comScore, Inc.*	8,190	345,127
Lumos Networks Corp.	13,050	224,460
HealthStream, Inc.*	6,946	215,048
Total Communications		8,063,825

BASIC MATERIALS - 4.0%
US Silica Holdings, Inc.1	51,912	2,330,849
KapStone Paper and Packaging Corp.*	35,572	1,094,195
HB Fuller Co.	7,280	305,542
Balchem Corp.	4,066	263,070
American Vanguard Corp.	20,232	233,477
Total Basic Materials		4,227,133

Total Common Stocks
(Cost $93,937,959)		104,596,733

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	141,562	141,562
Total Short Term Investments
(Cost $141,562)		141,562

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 7.0%
Joint Repurchase Agreements
HSBC Securities, Inc.
issued 10/31/14 at 0.08% due 11/03/14	$4,634,750	4,634,750
BNP Paribas Securities Corp.
issued 10/31/14 at 0.11% due 11/03/14	2,119,930	2,119,930
Barclays Capital, Inc.
issued 10/31/14 at 0.07% due 11/03/14	607,630	607,630
Total Securities Lending Collateral
(Cost $7,362,310)		7,362,310

Total Investments - 107.0%
(Cost $101,441,831)		$112,100,605
Other Assets & Liabilities, net - (7.0)%		(7,377,189)
Total Net Assets - 100.0%		$104,723,416

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 33

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2014

	Guggenheim Russell Top 50® Mega Cap ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P Midcap 400® Pure Value ETF
Assets:
Investments, at value* — including $—, $16,688,861, $21,991,140 and $6,701,062 of securities loaned, respectively	$598,241,279	$1,274,585,844	$1,792,781,742	$118,490,037
Repurchase agreements	—	17,124,241	22,196,856	6,765,796
Total Investments	598,241,279	1,291,710,085	1,814,978,598	125,255,833
Cash	11,730	2,738	—	—
Segregated cash with broker	—	34	44	13
Receivables:
Investments sold	—	—	—	3,667,204
Securities lending	—	4,924	4,715	4,087
Dividends and interest	640,161	831,846	227,936	46,726
Total assets	598,893,170	1,292,549,627	1,815,211,293	128,973,863

Liabilities:
Payable upon return of securities loaned	—	17,124,275	22,196,900	6,765,809
Payable for:
Fund shares redeemed	—	—	150	—
Investments purchased	—	—	—	1,918,221
Due to custodian	—	—	220	1,625,400
Accrued management fees	95,988	363,043	497,949	33,552
Total liabilities	95,988	17,487,318	22,695,219	10,342,982
Net assets	$598,797,182	$1,275,062,309	$1,792,516,074	$118,630,881

Net assets consist of:
Paid-in capital	$596,214,733	$1,209,002,092	$1,613,064,304	$108,704,808
Undistributed net investment income	982,575	952,767	—	82,970
Accumulated net realized gain (loss) on investments	(107,612,776)	(3,587,161)	(5,334,881)	(1,744,899)
Net unrealized appreciation on investments	109,212,650	68,694,611	184,786,651	11,588,002
Net assets	$598,797,182	$1,275,062,309	$1,792,516,074	$118,630,881
Shares outstanding (unlimited shares authorized), no par value	4,250,785	23,552,836	22,700,299	2,250,499
Net asset value, offering price and repurchase price per share	$140.87	$54.14	$78.96	$52.71
Cost of investments	$489,028,629	$1,205,891,233	$1,607,995,091	$106,902,035
Cost of repurchase agreements	—	17,124,241	22,196,856	6,765,796
*Total cost of investments	$489,028,629	$1,223,015,474	$1,630,191,947	$113,667,831

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2014

	Guggenheim S&P Midcap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Assets:
Investments, at value* — including $20,088,869, $2,857,726 and $7,502,953 of securities loaned, respectively	$745,814,014	$171,967,090	$104,738,295
Repurchase agreements	20,313,835	2,902,090	7,362,310
Total Investments	766,127,849	174,869,180	112,100,605
Cash	4,987	—	—
Segregated cash with broker	40	6	15
Receivables:
Investments sold	—	2,082,810	—
Securities lending	106,453	4,640	2,978
Dividends and interest	233,278	50,107	10,391
Capital gains tax reclaims	—	—	524
Total assets	766,472,607	177,006,743	112,114,513

Liabilities:
Payable upon return of securities loaned	20,313,875	2,902,096	7,362,325
Payable for:
Investments purchased	—	2,066,269	—
Accrued management fees	216,317	48,498	28,772
Total liabilities	20,530,192	5,016,863	7,391,097
Net assets	$745,942,415	$171,989,880	$104,723,416

Net assets consist of:
Paid-in capital	$672,099,193	$170,366,031	$94,293,943
Undistributed net investment income	150,013	39,298	—
Accumulated net realized gain (loss) on investments	(895,931)	(14,662,204)	(229,301)
Net unrealized appreciation on investments	74,589,140	16,246,755	10,658,774
Net assets	$745,942,415	$171,989,880	$104,723,416
Shares outstanding (unlimited shares authorized), no par value	6,050,021	2,750,040	1,300,004
Net asset value, offering price and repurchase price per share	$123.30	$62.54	$80.56
Cost of investments	$671,224,874	$155,720,335	$94,079,521
Cost of repurchase agreements	20,313,835	2,902,090	7,362,310
*Total cost of investments	$691,538,709	$158,622,425	$101,441,831

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2014

	Guggenheim Russell Top 50® Mega Cap ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P Midcap 400® Pure Value ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$11,896,635	$18,019,874	$14,190,172	$1,676,576
Income from securities lending	—	64,800	28,640	23,740
Interest	15	19	17	3
Total investment income	11,896,650	18,084,693	14,218,829	1,700,319

Expenses:
Management fees	1,041,673	3,024,096	4,567,880	344,581
Total expenses	1,041,673	3,024,096	4,567,880	344,581
Net investment income	10,854,977	15,060,597	9,650,949	1,355,738

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,216,778)	(1,588,262)	6,625,585	(487,021)
In-kind redemptions	18,626,331	95,699,275	163,482,221	12,296,162
Net realized gain	17,409,553	94,111,013	170,107,806	11,809,141
Net change in unrealized appreciation (depreciation) on:
Investments	53,282,676	1,693,099	24,829,879	(3,924,921)
Net realized and unrealized gain	70,692,229	95,804,112	194,937,685	7,884,220
Net increase in net assets resulting from operations	$81,547,206	$110,864,709	$204,588,634	$9,239,958
* Foreign taxes withheld	$10,483	$—	$—	$—

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2014

	Guggenheim S&P Midcap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$6,817,635	$1,739,971	$731,325
Income from securities lending	884,741	80,989	84,183
Interest	17	4	2
Total investment income	7,702,393	1,820,964	815,510

Expenses:
Management fees	2,777,267	591,984	383,373
Total expenses	2,777,267	591,984	383,373
Net investment income	4,925,126	1,228,980	432,137

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	33,849,746	5,487,809	3,028,276
In-kind redemptions	107,456,020	14,172,368	18,742,755
Net realized gain	141,305,766	19,660,177	21,771,031
Net change in unrealized appreciation (depreciation) on:
Investments	(89,652,357)	(7,910,036)	(12,261,811)
Net realized and unrealized gain	51,653,409	11,750,141	9,509,220
Net increase in net assets resulting from operations	$56,578,535	$12,979,121	$9,941,357
* Foreign taxes withheld	$—	$—	$786

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim Russell Top 50® Mega Cap ETF		Guggenheim S&P 500® Pure Value ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,854,977	$12,754,570	$15,060,597	$3,441,893
Net realized gain on investments	17,409,553	39,828,718	94,111,013	7,071,014
Net change in unrealized appreciation (depreciation) on investments	53,282,676	51,913,053	1,693,099	64,200,570
Net increase in net assets resulting from operations	81,547,206	104,496,341	110,864,709	74,713,477

Distributions to shareholders from:
Net investment income	(10,780,498)	(12,958,628)	(14,264,565)	(3,158,321)

Shareholder transactions:
Proceeds from shares purchased	81,178,515	—	1,190,583,615	217,427,100
Value of shares redeemed	(76,270,708)	(192,882,639)	(386,686,594)	—
Net increase (decrease) in net assets resulting from share transactions	4,907,807	(192,882,639)	803,897,021	217,427,100
Net increase (decrease) in net assets	75,674,515	(101,344,926)	900,497,165	288,982,256

Net assets:
Beginning of year	523,122,667	624,467,593	374,565,144	85,582,888
End of year	$598,797,182	$523,122,667	$1,275,062,309	$374,565,144
Undistributed net investment income at end of year	$982,575	$903,169	$952,767	$317,963

Changes in shares outstanding:
Shares sold	600,000	—	23,250,000	5,400,000
Shares redeemed	(600,000)	(1,750,000)	(7,750,000)	—
Net increase (decrease) in shares	—	(1,750,000)	15,500,000	5,400,000

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Pure Growth ETF		Guggenheim S&P Midcap 400® Pure Value ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,650,949	$3,481,104	$1,355,738	$680,061
Net realized gain on investments	170,107,806	15,789,608	11,809,141	2,976,812
Net change in unrealized appreciation (depreciation) on investments	24,829,879	131,869,558	(3,924,921)	13,986,189
Net increase in net assets resulting from operations	204,588,634	151,140,270	9,239,958	17,643,062

Distributions to shareholders from:
Net investment income	(9,850,742)	(3,301,125)	(1,275,783)	(684,543)
Return of capital	—	(218,750)	—	—
Total distribution to shareholders	(9,850,742)	(3,519,875)	(1,275,783)	(684,543)

Shareholder transactions:
Proceeds from shares purchased	1,424,145,593	298,162,248	70,386,738	25,529,180
Value of shares redeemed	(586,763,950)	(17,639,588)	(37,222,874)	—
Net increase in net assets resulting from share transactions	837,381,643	280,522,660	33,163,864	25,529,180
Net increase in net assets	1,032,119,535	428,143,055	41,128,039	42,487,699

Net assets:
Beginning of year	760,396,539	332,253,484	77,502,842	35,015,143
End of year	$1,792,516,074	$760,396,539	$118,630,881	$77,502,842
Undistributed net investment income at end of year	$—	$128,870	$82,970	$3,015

Changes in shares outstanding:
Shares sold	19,500,000	4,900,000	1,400,000	600,000
Shares redeemed	(8,300,000)	(350,000)	(750,000)	—
Net increase in shares	11,200,000	4,550,000	650,000	600,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P Midcap 400® Pure Growth ETF		Guggenheim S&P SmallCap 600® Pure Value ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,925,126	$6,099,688	$1,228,980	$1,014,247
Net realized gain on investments	141,305,766	21,557,612	19,660,177	5,914,029
Net change in unrealized appreciation (depreciation) on investments	(89,652,357)	139,575,253	(7,910,036)	25,108,163
Net increase in net assets resulting from operations	56,578,535	167,232,553	12,979,121	32,036,439

Distributions to shareholders from:
Net investment income	(5,020,350)	(6,220,307)	(1,189,682)	(1,052,024)

Shareholder transactions:
Proceeds from shares purchased	364,665,781	93,820,645	75,735,185	33,487,133
Value of shares redeemed	(408,252,769)	(28,742,288)	(38,885,016)	(13,186,886)
Net increase (decrease) in net assets resulting from share transactions	(43,586,988)	65,078,357	36,850,169	20,300,247
Net increase in net assets	7,971,197	226,090,603	48,639,608	51,284,662

Net assets:
Beginning of year	737,971,218	511,880,615	123,350,272	72,065,610
End of year	$745,942,415	$737,971,218	$171,989,880	$123,350,272
Undistributed net investment income at end of year	$150,013	$249,906	$39,298	$—

Changes in shares outstanding:
Shares sold	3,050,000	900,000	1,250,000	650,000
Shares redeemed	(3,400,000)	(300,000)	(650,000)	(300,000)
Net increase (decrease) in shares	(350,000)	600,000	600,000	350,000

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P SmallCap 600® Pure Growth ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$432,137	$739,246
Net realized gain on investments	21,771,031	3,124,734
Net change in unrealized appreciation (depreciation) on investments	(12,261,811)	21,083,554
Net increase in net assets resulting from operations	9,941,357	24,947,534

Distributions to shareholders from:
Net investment income	(499,340)	(691,336)
Return of capital	—	(33,096)
Total distribution to shareholders	(499,340)	(724,432)

Shareholder transactions:
Proceeds from shares purchased	50,760,931	22,140,704
Value of shares redeemed	(63,109,671)	(12,093,150)
Net increase (decrease) in net assets resulting from share transactions	(12,348,740)	10,047,554
Net increase (decrease) in net assets	(2,906,723)	34,270,656

Net assets:
Beginning of year	107,630,139	73,359,483
End of year	$104,723,416	$107,630,139
Undistributed net investment income at end of year	$—	$26,298

Changes in shares outstanding:
Shares sold	650,000	300,000
Shares redeemed	(800,000)	(200,000)
Net increase (decrease) in shares	(150,000)	100,000

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

GUGGENHEIM RUSSELL TOP 50® MEGA CAP ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$123.06	$104.06	$89.97	$85.16	$78.90
Income from investment operations:
Net investment income (loss)[a]	2.74	2.56	2.17	1.87	1.72
Net gain (loss) on investments (realized and unrealized)	17.82	19.05	14.02	4.74	6.26
Total from investment operations	20.56	21.61	16.19	6.61	7.98
Less distributions from:
Net investment income	(2.75)	(2.61)	(2.10)	(1.80)	(1.72)
Total distributions to shareholders	(2.75)	(2.61)	(2.10)	(1.80)	(1.72)
Net asset value, end of period	$140.87	$123.06	$104.06	$89.97	$85.16

Total Return[b]	16.86%	21.07%	18.11%	7.80%	10.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$598,797	$523,123	$624,468	$454,409	$323,669
Ratio to average net assets of:
Net investment income (loss)	2.08%	2.28%	2.19%	2.08%	2.09%
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate[c]	6%	8%	7%	6%	9%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$46.51	$32.26	$28.38	$25.95	$21.46
Income from investment operations:
Net investment income (loss)[a]	0.90	0.67	0.48	0.42	0.35
Net gain (loss) on investments (realized and unrealized)	7.50	14.18	3.89	2.40	4.49
Total from investment operations	8.40	14.85	4.37	2.82	4.84
Less distributions from:
Net investment income	(0.77)	(0.60)	(0.49)	(0.39)	(0.35)
Total distributions to shareholders	(0.77)	(0.60)	(0.49)	(0.39)	(0.35)
Net asset value, end of period	$54.14	$46.51	$32.26	$28.38	$25.95

Total Return[b]	18.13%	46.39%	15.54%	10.84%	22.67%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,275,062	$374,565	$85,583	$79,550	$55,876
Ratio to average net assets of:
Net investment income (loss)	1.74%	1.65%	1.60%	1.44%	1.38%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	25%	24%	37%	23%	27%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

GUGGENHEIM S&P 500® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$66.12	$47.80	$44.68	$40.40	$30.85
Income from investment operations:
Net investment income (loss)[a]	0.55	0.44	0.33	0.18	0.13
Net gain (loss) on investments (realized and unrealized)	12.81	18.33	3.11	4.28	9.57
Total from investment operations	13.36	18.77	3.44	4.46	9.70
Less distributions from:
Net investment income	(0.52)	(0.42)	(0.32)	(0.18)	(0.15)
Return of capital	—	(0.03)	—	—	—
Total distributions to shareholders	(0.52)	(0.45)	(0.32)	(0.18)	(0.15)
Net asset value, end of period	$78.96	$66.12	$47.80	$44.68	$40.40

Total Return[b]	20.24%	39.45%	7.72%	11.06%	31.51%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,792,516	$760,397	$332,253	$265,889	$147,470
Ratio to average net assets of:
Net investment income (loss)	0.74%	0.76%	0.71%	0.41%	0.37%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	46%	44%	35%	21%	31%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$48.42	$35.00	$31.00	$30.77	$24.20
Income from investment operations:
Net investment income (loss)[a]	0.71	0.52	0.46	0.41	0.36
Net gain (loss) on investments (realized and unrealized)	4.18	13.46	4.01	0.22	6.57
Total from investment operations	4.89	13.98	4.47	0.63	6.93
Less distributions from:
Net investment income	(0.60)	(0.56)	(0.47)	(0.40)	(0.36)
Total distributions to shareholders	(0.60)	(0.56)	(0.47)	(0.40)	(0.36)
Net asset value, end of period	$52.71	$48.42	$35.00	$31.00	$30.77

Total Return[b]	10.14%	40.27%	14.46%	2.03%	28.75%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$118,631	$77,503	$35,015	$35,671	$43,089
Ratio to average net assets of:
Net investment income (loss)	1.38%	1.22%	1.36%	1.22%	1.20%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	40%	28%	47%	49%	35%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$115.31	$88.25	$82.17	$70.46	$52.89
Income from investment operations:
Net investment income (loss)[a]	0.75	1.02	0.20	0.07	0.02
Net gain (loss) on investments (realized and unrealized)	7.93	27.10	6.04	11.72	17.59
Total from investment operations	8.68	28.12	6.24	11.79	17.61
Less distributions from:
Net investment income	(0.69)	(1.06)	(0.16)	(0.08)	(0.04)
Total distributions to shareholders	(0.69)	(1.06)	(0.16)	(0.08)	(0.04)
Net asset value, end of period	$123.30	$115.31	$88.25	$82.17	$70.46

Total Return[b]	7.53%	32.07%	7.60%	16.73%	33.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$745,942	$737,971	$511,881	$653,246	$292,429
Ratio to average net assets of:
Net investment income (loss)	0.62%	1.01%	0.23%	0.09%	0.03%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	75%	72%	56%	45%	51%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$57.37	$40.04	$35.50	$34.27	$28.50
Income from investment operations:
Net investment income (loss)[a]	0.44	0.56	0.25	0.20	0.20
Net gain (loss) on investments (realized and unrealized)	5.14	17.40	4.56	1.23	5.78
Total from investment operations	5.58	17.96	4.81	1.43	5.98
Less distributions from:
Net investment income	(0.41)	(0.63)	(0.25)	(0.20)	(0.21)
Return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.41)	(0.63)	(0.27)	(0.20)	(0.21)
Net asset value, end of period	$62.54	$57.37	$40.04	$35.50	$34.27

Total Return[b]	9.73%	45.20%	13.52%	4.16%	21.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$171,990	$123,350	$72,066	$62,130	$87,383
Ratio to average net assets of:
Net investment income (loss)	0.73%	1.14%	0.65%	0.53%	0.60%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	51%	43%	48%	76%	62%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$74.23	$54.34	$49.82	$43.32	$34.13
Income from investment operations:
Net investment income (loss)[a]	0.31	0.59	0.20	0.02	0.06
Net gain (loss) on investments (realized and unrealized)	6.33	19.87	4.50	6.57	9.18
Total from investment operations	6.64	20.46	4.70	6.59	9.24
Less distributions from:
Net investment income	(0.31)	(0.54)	(0.18)	(0.09)	(0.05)
Return of capital	—	(0.03)	—	—	—
Total distributions to shareholders	(0.31)	(0.57)	(0.18)	(0.09)	(0.05)
Net asset value, end of period	$80.56	$74.23	$54.34	$49.82	$43.32

Total Return[b]	8.96%	37.94%	9.44%	15.22%	27.11%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$104,723	$107,630	$73,359	$34,873	$17,329
Ratio to average net assets of:
Net investment income (loss)	0.39%	0.94%	0.38%	0.03%	0.14%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	78%	73%	44%	33%	55%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the "Trust") is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a "Fund", and collectively, the "Funds"). The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2014, the Trust consisted of twenty-one Funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the "Underlying Index") as follows:

Fund	Underlying Index
Guggenheim Russell Top 50® Mega Cap ETF	Russell Top 50® Mega Cap Index
Guggenheim S&P 500® Pure Value ETF	S&P 500® Pure Value Index
Guggenheim S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
Guggenheim S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
Guggenheim S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
Guggenheim S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index
Guggenheim S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

The Funds seek to achieve their objective by investing in common stocks that comprise the Underlying Index. The Funds use a "replication" strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds' portfolio will ordinarily not result in the elimination of the security from the Funds' portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share ("NAV"), only in aggregation of 50,000 shares (a "Creation Unit"). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements. The Guggenheim Russell Top 50® Mega Cap ETF is non-diversified fund, subjecting it to a greater risk than funds that are diversified.

Guggenheim Investments ("GI") provides advisory services and Rydex Fund Services, LLC ("RFS") provides administrative services to the Trust. Guggenheim Funds Distributors, LLC ("GFD") acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities or other assets.

Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

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NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day. The Fund's invest invest in money market mutual funds, which are valued at their NAV.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided that amortized cost approximates fair value.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Funds net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

F. Under the Funds' organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the

50 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim Russell Top 50® Mega Cap ETF	$500
Guggenheim S&P 500® Pure Value ETF	1,000
Guggenheim S&P 500® Pure Growth ETF	1,000
Guggenheim S&P MidCap 400® Pure Value ETF	750
Guggenheim S&P MidCap 400® Pure Growth ETF	750
Guggenheim S&P SmallCap 600® Pure Value ETF	1,000
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,000

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim Russell Top 50® Mega Cap ETF	0.20%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Funds. GI compensates RFS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds' net assets at October 31, 2014:

Fund	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Guggenheim Russell Top 50® Mega Cap ETF	$598,241,279	$—	$—	$598,241,279
Guggenheim S&P 500® Pure Value ETF	1,274,585,844	17,124,241	—	1,291,710,085
Guggenheim S&P 500® Pure Growth ETF	1,792,781,742	22,196,856	—	1,814,978,598
Guggenheim S&P Midcap 400® Pure Value ETF	118,490,037	6,765,796	—	125,255,833
Guggenheim S&P Midcap 400® Pure Growth ETF	745,814,014	20,313,835	—	766,127,849
Guggenheim S&P SmallCap 600® Pure Value ETF	171,967,090	2,902,090	—	174,869,180
Guggenheim S&P SmallCap 600® Pure Growth ETF	104,738,295	7,362,310	—	112,100,605

For the year ended October 31, 2014, there were no transfers between levels.

5. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds' securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Guggenheim S&P 500® Pure Value ETF	$16,688,861	$17,124,275
Guggenheim S&P 500® Pure Growth ETF	21,991,140	22,196,900
Guggenheim S&P Midcap 400® Pure Value ETF	6,701,062	6,765,809
Guggenheim Midcap 400® Pure Growth ETF	20,088,869	20,313,875
Guggenheim S&P SmallCap 600® Pure Value EFT	2,857,726	2,902,096
Guggenheim S&P SmallCap 600® Pure Growth ETF	7,502,953	7,362,325	*

*	Subsequent to October 31, 2014, additional collateral was received.

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Cash collateral received was invested in the following joint repurchase agreements at October 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac Strips
0.08%			0.00%
Due 11/03/14	$48,262,526	$48,262,633	01/15/15 - 07/15/32	$51,381,583	$32,638,479
			Fannie Mae Strips
			0.00%
			11/15/14 - 01/15/37	21,376,641	16,584,695

BNP Paribas Securities Corp.			U.S. TIP Bonds
0.11%			1.38% - 2.50%
Due 11/03/14	22,075,234	22,075,302	01/15/29 - 02/15/44	12,199,940	16,162,453
			U.S. Treasury Note
			2.13%
			01/31/21	6,242,577	6,351,826

Barclays Capital, Inc.			U.S. Treasury Bill
0.07%			0.00%
Due 11/03/14	6,327,368	6,327,381	01/15/15 - 02/26/15	6,453,827	6,453,222

There was also $152 in segregated cash held as collateral.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

GUGGENHEIM ETFs ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim Russell Top 50® Mega Cap ETF	$10,780,498	$—	$10,780,498
Guggenheim S&P 500® Pure Value ETF	14,264,565	—	14,264,565
Guggenheim S&P 500® Pure Growth ETF	9,850,742	—	9,850,742
Guggenheim S&P Midcap 400® Pure Value ETF	1,275,783	—	1,275,783
Guggenheim S&P Midcap 400® Pure Growth ETF	5,020,350	—	5,020,350
Guggenheim S&P Smallcap 600® Pure Value ETF	1,189,682	—	1,189,682
Guggenheim S&P Smallcap 600® Pure Growth ETF	499,340	—	499,340

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim Russell Top 50® Mega Cap ETF	$12,958,628	$—	$12,958,628
Guggenheim S&P 500® Pure Value ETF	3,158,321	—	3,158,321
Guggenheim S&P 500® Pure Growth ETF	3,301,125	218,750	3,519,875
Guggenheim S&P Midcap 400® Pure Value ETF	684,543	—	684,543
Guggenheim S&P Midcap 400® Pure Growth ETF	6,220,307	—	6,220,307
Guggenheim S&P Smallcap 600® Pure Value ETF	1,052,024	—	1,052,024
Guggenheim S&P Smallcap 600® Pure Growth ETF	691,336	33,096	724,432

The tax character of distributable earnings/(accumulated losses) at October 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim Russell Top 50® Mega Cap ETF	$982,575	$—	$(106,092,129)	$107,692,003	$2,582,449
Guggenheim S&P 500® Pure Value ETF	952,767	—	(3,079,898)	68,187,348	66,060,217
Guggenheim S&P 500® Pure Growth ETF	—	—	(5,189,336)	184,641,106	179,451,770
Guggenheim S&P Midcap 400® Pure Value ETF	82,970	—	(1,603,171)	11,446,274	9,926,073
Guggenheim S&P Midcap 400® Pure Growth ETF	150,013	—	—	73,693,209	73,843,222
Guggenheim S&P Smallcap 600® Pure Value ETF	39,298	—	(14,096,362)	15,680,913	1,623,849
Guggenheim S&P Smallcap 600® Pure Growth ETF	—	—	—	10,429,473	10,429,473

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2014, capital loss carryforwards for the Funds were as follows:

						Unlimited		Remaining
Fund	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Expires in 2019	Short- Term	Long- Term	Capital Loss Carryforward
Guggenheim Russell Top 50® Mega Cap ETF	$(618,363)	$(32,651,414)	$(51,313,952)	$(10,584,384)	$(3,619,667)	$—	$(7,304,349)	$(106,092,129)
Guggenheim S&P 500® Pure Value ETF	—	—	(2,158,232)	—	—	(656,177)	(265,489)	(3,079,898)
Guggenheim S&P 500® Pure Growth ETF	—	—	(2,292,413)	(138,571)	—	(2,608,437)	(149,915)	(5,189,336)
Guggenheim S&P Midcap 400® Pure Value ETF	—	—	(1,163,866)	—	—	(439,305)	—	(1,603,171)
Guggenheim S&P Midcap 400® Pure Growth ETF	—	—	—	—	—	—	—	—
Guggenheim S&P Smallcap 600® Pure Value ETF	—	—	(5,771,118)	(8,325,244)	—	—	—	(14,096,362)
Guggenheim S&P Smallcap 600® Pure Growth ETF	—	—	—	—	—	—	—	—

For the year ended October 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim Russell Top 50® Mega Cap ETF	$(675,404)
Guggenheim S&P 500® Pure Growth ETF	(6,705,083)
Guggenheim S&P Midcap 400® Pure Growth ETF	(26,680,861)
Guggenheim S&P Smallcap 600® Pure Value ETF	(5,805,017)
Guggenheim S&P Smallcap 600® Pure Growth ETF	(1,920,459)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, expired capital loss carryforwards, and return of capital on investments. For the year ended October 31, 2014, the adjustments for the Funds were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$17,719,320	$4,927	$(17,724,247)
Guggenheim S&P 500® Pure Value ETF	95,543,913	(161,228)	(95,382,685)
Guggenheim S&P 500® Pure Growth ETF	163,088,539	70,923	(163,159,462)
Guggenheim S&P Midcap 400® Pure Value ETF	12,242,529	—	(12,242,529)
Guggenheim S&P Midcap 400® Pure Growth ETF	114,389,010	(4,669)	(114,384,341)
Guggenheim S&P Smallcap 600® Pure Value ETF	13,990,508	—	(13,990,508)
Guggenheim S&P Smallcap 600® Pure Growth ETF	19,846,426	40,905	(19,887,331)

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Guggenheim Russell Top 50® Mega Cap ETF	$490,549,276	$130,269,406	$(22,577,403)	$107,692,003
Guggenheim S&P 500® Pure Value ETF	1,223,522,737	107,704,577	(39,517,229)	68,187,348
Guggenheim S&P 500® Pure Growth ETF	1,630,337,492	226,450,437	(41,809,331)	184,641,106
Guggenheim S&P Midcap 400® Pure Value ETF	113,809,559	15,391,460	(3,945,186)	11,446,274
Guggenheim S&P Midcap 400® Pure Growth ETF	692,434,641	113,193,751	(39,500,542)	73,693,209
Guggenheim S&P Smallcap 600® Pure Value ETF	159,188,267	26,812,480	(11,131,567)	15,680,913
Guggenheim S&P Smallcap 600® Pure Growth ETF	101,671,132	16,895,770	(6,466,297)	10,429,473

7. Investment Transactions

For the year ended October 31, 2014, the Funds had investment transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim Russell Top 50® Mega Cap ETF	$81,054,921	$75,768,106
Guggenheim S&P 500® Pure Value ETF	1,188,129,110	386,408,221
Guggenheim S&P 500® Pure Growth ETF	1,422,817,922	585,790,890
Guggenheim S&P Midcap 400® Pure Value ETF	70,203,919	37,231,996
Guggenheim S&P Midcap 400® Pure Growth ETF	363,983,433	407,706,558
Guggenheim S&P SmallCap 600® Pure Value ETF	75,640,309	38,756,898
Guggenheim S&P SmallCap 600® Pure Growth ETF	50,681,644	63,033,184

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim Russell Top 50® Mega Cap ETF	$30,245,275	$30,305,649
Guggenheim S&P 500® Pure Value ETF	220,576,810	218,235,028
Guggenheim S&P 500® Pure Growth ETF	599,998,561	599,591,920
Guggenheim S&P Midcap 400® Pure Value ETF	39,598,475	39,365,048
Guggenheim S&P Midcap 400® Pure Growth ETF	595,408,358	595,029,722
Guggenheim S&P SmallCap 600® Pure Value ETF	86,479,513	86,538,321
Guggenheim S&P SmallCap 600® Pure Growth ETF	85,073,139	85,107,047

8. Legal Proceedings

Lyondell Chemical Company

In December 2011, Rydex ETF Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the "Creditor Trust Action").

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company ("Lyondell") shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On January 14, 2014, the Court granted in part and denied in part the defendants' motion to dismiss the Creditor Trust action. In particular, the Court dismissed all defendants who were conduits for the proceeds from the merger transaction, and also ruled that the plaintiff could not bring any claims on behalf of certain entities who had ratified the merger

56 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

transaction. The Court also dismissed without prejudice the plaintiff's claims for intentional fraudulent transfer against the remaining defendants, and gave the Credit Trustee leave to replead these claims. Finally, the Court denied the motion to dismiss with respect to the plaintiff's claims for constructive fraudulent transfer against the remaining defendants.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the "Litigation Trust Action"), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 2, 2014, the Bankruptcy Court issued a case management order. Under the terms of the order, the defendants were permitted to file an "omnibus" motion to dismiss the complaints in all of the Lyondell actions on July 30, 2014. The omnibus motion was limited to grounds for dismissal that are applicable to all defendants in such action. No potential defense (including, without limitation, lack of personal jurisdiction, insufficiency of service of process, or any other non-omnibus ground for dismissal of the complaint in any or all of the actions) shall be waived by a defendant's failure to assert any such potential defense in an omnibus motion to dismiss.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits.

The Court will hold an oral argument on the motions to dismiss and on the motion for class certification on January 14, and, if necessary, January 15, 2015. The Court further ordered that, with certain exceptions, all discovery in the actions shall be stayed until the briefing of the class certification motion has concluded. Discovery may begin promptly after the completion of all briefing on the class certification motion in late December 2014.

This lawsuit does not allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust received cash proceeds from the merger in the following amounts: Guggenheim S&P MidCap 400 Pure Value ETF Fund - $572,640. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of this lawsuit or the effect, if any, on the Fund's net asset value.

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the "FitzSimons action"), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company ("Tribune") in 2007, when Tribune effected a leveraged buyout transaction ("LBO") by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the "SLCFC actions"). Rydex ETF Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune's former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the "MDL Proceeding").

GUGGENHEIM ETFs ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (concluded)

On September 23, 2013, the District Court granted the defendants' omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune's LBO: Guggenheim S&P 500 Pure Value ETF (the "Fund"). The value of the proceeds received by the foregoing Fund was $197,050. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund's net asset value.

58 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Russell Top 50® Mega Cap ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF and Guggenheim S&P SmallCap 600® Pure Growth ETF (seven of the series constituting the Rydex ETF Trust) (the "Funds") as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seven of the series constituting the Rydex ETF Trust) at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
 December 19, 2014

GUGGENHEIM ETFs ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)

Federal Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the funds during the year ended October 31, 2014:

Fund	Dividends Received Deduction	Qualified Income Distribution
Guggenheim Russell Top 50® Mega Cap ETF	100.00%	$11,649,856
Guggenheim S&P 500® Pure Value ETF	100.00%	16,880,114
Guggenheim S&P 500® Pure Growth ETF	100.00%	11,054,136
Guggenheim S&P Midcap 400® Pure Value ETF	100.00%	1,612,811
Guggenheim S&P Midcap 400® Pure Growth ETF	100.00%	6,411,181
Guggenheim S&P Smallcap 600® Pure Value ETF	100.00%	1,633,807
Guggenheim S&P Smallcap 600® Pure Growth ETF	100.00%	652,819
With respect to the taxable year ended October 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Guggenheim S&P Midcap 400 Pure Growth ETF	Guggenheim S&P Smallcap 600 Pure Growth ETF
From long-term capital gains, using proceeds from shareholder redemptions:	$8,087,634	$795,190

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC ("GD"), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC ("GFD"). Following the consolidation, GFD serves as the Funds' distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds' distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

60 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Board Considerations in Approving the Investment Advisory Agreement

At in-person meetings of the Board of Trustees (the "Board") of Rydex ETF Trust (the "Trust") held on May 15 and June 4, 2014 (each, a "Meeting" and, together, the "Meetings"), called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement applicable to each series of the Trust (each, a "Fund" and, collectively, the "Funds"), the Board, including the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Trust (the "Independent Trustees"), unanimously approved the continuation of the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and Security Investors, LLC (the "Advisor") with respect to each of the Funds for an additional one-year period, based on the Board's review of qualitative and quantitative information provided by the Advisor.

In reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Advisor provided the Board with a wide variety of information, including comparisons of Fund performance and fees relative to comparable peer funds in advance of the May 15, 2014 Meeting. The Independent Trustees carefully evaluated the information provided as well as information they received throughout the year as part of their regular oversight of the Funds. At the Meetings, independent legal counsel advised the Independent Trustees with respect to their deliberations and their fiduciary responsibilities associated with the Board's consideration of the continuation of the Investment Advisory Agreement. The Board also received a memorandum from Fund counsel regarding the Board's responsibilities when considering the approval of an investment advisory agreement.

During the Meetings, the Board, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the nature, extent and quality of the Advisor's investment advisory and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) a comparison of the Funds' advisory fees to the fees charged to comparable funds or accounts, paying special attention to the absence of breakpoints in these fees and the Advisor's rationale for not including breakpoints; (f) each Fund's overall fees and operating expenses compared with those of peer funds; (g) the Advisor's profitability with respect to its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies and compliance procedures applicable to personal securities transactions; (j) the Advisor's reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of peer funds and/or appropriate benchmarks. In its deliberations, the Board did not identify any particular factor as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board's deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Advisor. At the Meetings, the Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor's representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

•	Fund Expenses and Performance of the Funds and the Advisor. At the Meetings, the Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC ("FUSE"), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The reports compared the Funds' fees, expenses and total return performance to those of comparable funds in the Funds' peer group and the broader peer universe, as determined by FUSE. Statistical information in the FUSE reports related to the expense ratio components was based on a comparison of the Funds' and peer funds' actual advisory fees,

GUGGENHEIM ETFs ANNUAL REPORT | 61

OTHER INFORMATION (Unaudited)(concluded)

waivers/reimbursements, and gross and net total expenses. The Board also considered the Advisor's representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers and its appropriate benchmark.

•	Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Adviser had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. At the Meetings, the Board also analyzed the Funds' expenses, including the investment advisory fees paid to the Advisor, and reviewed reports comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor's profit margin as reflected in the Advisor's profitability analysis.

•	Economies of Scale. In connection with its review of the Funds' profitability analysis at the Meetings, the Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund's advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor's assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

•	Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the services provided by the Advisor, the Board considered the nature and amount of other benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. In particular, the Board considered the nature, extent and quality of the administrative and distribution services performed by the Advisor's affiliates and the fees paid to the Advisor's affiliates for those services under separate agreements. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor's and its affiliates' commitment to the Funds, the ancillary benefits the Advisor and its affiliates received were considered reasonable. The Board also noted that the Advisor reports portfolio transactions on behalf of the Funds, including the cost of such transactions, placed through an affiliate of the Funds or the Advisor at each quarterly Board meeting.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the approval of the Investment Advisory Agreement would enable Fund shareholders to continue receiving high quality services at a cost that was appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, unanimously approved the continuation of the existing Investment Advisory Agreement.

62 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; and Member of the Governance and Nominating Committees from 2005 to present.	Retired.	131	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Vice Chairman of the Board from 2010 to 2014; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	131	None.

GUGGENHEIM ETFs ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	131	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

64 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006)

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser's parent company.
***
The "Fund Complex" includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

GUGGENHEIM ETFs ANNUAL REPORT | 65

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively "Guggenheim Investments").

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

66 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of "http cookies"—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We'll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFs ANNUAL REPORT | 67

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10.31.2014

Guggenheim ETFs Annual Report

RSP Guggenheim S&P 500® Equal Weight ETF

ETF3-ANN-1014x1015	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	6
PORTFOLIO SUMMARY	7
SCHEDULE OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	14
STATEMENT OF OPERATIONS	15
STATEMENTS OF CHANGES IN NET ASSETS	16
FINANCIAL HIGHLIGHTS	17
NOTES TO FINANCIAL STATEMENTS	18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
OTHER INFORMATION	26
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	29
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	32

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2014

Dear Shareholder:

Security Investors, LLC (the "Investment Adviser") is pleased to present the annual shareholder report for Guggenheim S&P 500® Equal Weight Exchange Traded Fund ("ETF"). The ticker symbol for the Fund is RSP.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

This report covers performance of the ETF for the annual period ended October 31, 2014.

We encourage you to read the Economic and Market Overview that follows, which provides additional information regarding the factors that influenced the Fund's performance for the fiscal year, and then the Manager's Analysis for the ETF.

Sincerely,

Donald C. Cacciapaglia
President
 November 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P Equal Weight ETF may not be suitable for all investors. • The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. • In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. • Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund's performance to be less than you expect. • Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained. • The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. See a fund's prospectus for more information on these and additional risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2014

The U.S. economy continued to grow throughout the 12 months ended October 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014.

U.S. economic data remains strong, with the third quarter's 3.5% GDP growth signaling that the economy was doing well across the spectrum. Among the highlights: strong net exports, unemployment that had fallen faster than expected and consumer confidence that was at seven year high. The fact that government at the state and local level was contributing to GDP growth suggested that a major headwind for the economy—contracting government spending—has gone away. Lower energy prices are also likely to help boost consumption in the near term.

U.S. is adding close to 230,000 jobs per month on average in 2014, considerably more than 2013's monthly average of 194,000. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as a result, the rapid decline in the nation's unemployment rate should begin to slow. Until unemployment falls below 5.5 percent, it's unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Federal Reserve. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market, which accounted for almost half of GDP growth in 2013 and remains critical to the ongoing recovery.

Growth in Japan and Europe continued to stagnate. The slowdown in the euro zone is concentrated at the core rather than the periphery. To combat disinflation and muted credit growth, the European Central Bank (ECB) enacted further monetary easing and instigated its own unique brand of quantitative easing. Japan's major increase in monetary accommodation in late October surprised markets, but could not forestall the Japanese economy tipping into recession after the period ended. The latest Japanese accommodation came just days after the U.S. Federal Reserve ended its own quantitative easing program.

Overseas geopolitical concerns and comparatively attractive yields have pushed global investors to U.S. Treasuries. Such "beggar thy neighbor" policies from Europe and Asia were the main driving force behind the most recent rally in U.S. fixed income, and indicate that U.S. long-term rate should continue to be well supported.

Consensus among investors was that the Fed would begin to hike rates in the second half of 2015. However, the precipitous decline in energy and commodity prices, the strengthening of U.S. dollar and competitive pressures on prices for traded goods will probably push inflation, as measured by the Fed's favored personal consumption expenditures deflator, down toward 1 percent, raising the likelihood that any increase in the policy rate may be pushed into 2016.

For the 12-month period ended October 31, 2014, the return of the Standard & Poor's 500® ("S&P 500") Index* was 17.27%. The Barclays U.S. Aggregate Bond Index* returned 4.14% for the period, while the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* returned 0.05%. The MSCI World Index* returned 8.67%, while the MSCI Emerging Markets Index* returned 0.64%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Equal Weight Index is an unmanaged equal-weighted version of the S&P 500® Index, which measures the performance of the large-capitalization sector of the U.S. equity market and includes 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P 500 Equal Weight Index has the same constituents as the unmanaged capitalization-weighted S&P 500 Index, but each company in the equal-weighted index is allocated a fixed weight, and is rebalanced quarterly.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the Adviser. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2014 and held for the six months ended October 31, 2014.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Equal Weight ETF	0.40%	7.39%	$1,000.00	$1,073.90	$2.09

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2014 to October 31, 2014.

GUGGENHEIM ETFs ANNUAL REPORT | 5

MANAGER'S ANALYSIS (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Guggenheim S&P 500® Equal Weight ETF returned 16.60% for the one-year period ended October 31, 2014, compared with the benchmark S&P 500® Equal Weight Index, which returned 17.27%. The cap-weighted S&P 500 Total Return Index returned 17.07%. During the period, RSP achieved over 99% correlation to its benchmark on a daily basis.

The Health Care, Information Technology and Financials sectors contributed most to performance. No sector detracted from performance, but the Energy and Telecommunications Services sectors contributed least.

Top contributors to Fund return included Forest Laboratories, Inc., Allergan, Inc. and Southwest Airlines Co. The top detractors were Avon Products, Inc., Whole Foods Market, Inc. and Denbury Resources, Inc.

Cumulative Fund Performance: October 31, 2004 – October 31, 2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight ETF	16.60%	20.46%	18.51%	9.70%
S&P 500 Equal Weight Index	17.07%	21.00%	19.05%	10.30%
S&P 500 Index	17.27%	19.77%	16.69%	8.20%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

6 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2014

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Holdings Diversification*

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

* The Fund's Top Ten Holdings are expressed as a percentage of net assets and the Holdings Diversification is expressed as a percentage of the Fund's equity investments market value. These percentages may change over time.

Ten Largest Holdings*	(% of Total Net Assets)
Sigma-Aldrich Corp.	0.3%
CareFusion Corp.	0.2%
Edwards Lifesciences Corp.	0.2%
Vertex Pharmaceuticals, Inc.	0.2%
Tractor Supply Co.	0.2%
Amgen, Inc.	0.2%
Alexion Pharmaceuticals, Inc.	0.2%
Celgene Corp.	0.2%
Tesoro Corp.	0.2%
Bristol-Myers Squibb Co.	0.2%
Top Ten Total	2.1%

"Ten Largest Holdings" exclude any temporary cash.

GUGGENHEIM ETFs ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.9%

CONSUMER, NON-CYCLICAL - 20.9%
CareFusion Corp.*	381,609	$21,892,908
Edwards Lifesciences Corp.*	177,594	21,474,666
Vertex Pharmaceuticals, Inc.*	190,375	21,443,841
Amgen, Inc.	128,386	20,821,641
Alexion Pharmaceuticals, Inc.*	108,789	20,817,863
Celgene Corp.*	193,429	20,714,312
Bristol-Myers Squibb Co.	352,222	20,495,799
Keurig Green Mountain, Inc.	135,025	20,490,044
Mylan, Inc.*	376,180	20,144,438
Regeneron Pharmaceuticals, Inc.*	51,152	20,139,565
Becton Dickinson and Co.	155,687	20,036,917
Allergan, Inc.	104,590	19,878,375
Monster Beverage Corp.*	196,943	19,867,610
Automatic Data Processing, Inc.	242,900	19,864,363
Altria Group, Inc.	410,163	19,827,280
Dr Pepper Snapple Group, Inc.	286,078	19,810,902
Clorox Co.	198,925	19,793,037
Perrigo Company plc	122,508	19,778,917
MasterCard, Inc. — Class A	234,567	19,644,986
CR Bard, Inc.	119,669	19,622,126
AmerisourceBergen Corp. — Class A	229,610	19,610,991
Cintas Corp.	266,849	19,544,021
UnitedHealth Group, Inc.	205,412	19,516,194
Alliance Data Systems Corp.*	68,641	19,449,427
AbbVie, Inc.	305,854	19,409,495
Reynolds American, Inc.	308,410	19,402,073
DENTSPLY International, Inc.	378,673	19,225,228
Robert Half International, Inc.	350,131	19,180,176
Humana, Inc.	138,022	19,164,355
Gilead Sciences, Inc.*	170,774	19,126,688
Hormel Foods Corp.	354,268	19,098,588
Cigna Corp.	191,749	19,092,448
Kimberly-Clark Corp.	166,980	19,080,805
Kroger Co.	341,560	19,028,307
Mallinckrodt plc*	205,247	18,919,668
WellPoint, Inc.	149,240	18,907,216
Constellation Brands, Inc. — Class A*	206,090	18,865,478
Total System Services, Inc.	557,556	18,839,817
Patterson Companies, Inc.	436,356	18,811,307
Boston Scientific Corp.*	1,416,227	18,807,495
ConAgra Foods, Inc.	547,397	18,803,088
Zimmer Holdings, Inc.	168,690	18,765,076
Philip Morris International, Inc.	210,701	18,754,496
PepsiCo, Inc.	194,818	18,735,647
McKesson Corp.	91,981	18,709,855
Tyson Foods, Inc. — Class A	462,695	18,669,743
DaVita HealthCare Partners, Inc.*	239,001	18,658,808
McGraw Hill Financial, Inc.	206,042	18,642,680
Stryker Corp.	212,108	18,565,813
Procter & Gamble Co.	212,615	18,554,910
Medtronic, Inc.	271,556	18,509,257
Moody’s Corp.	186,325	18,489,030
JM Smucker Co.	177,558	18,466,032
Express Scripts Holding Co.*	240,082	18,443,099
Cardinal Health, Inc.	234,815	18,428,281
Lorillard, Inc.	299,638	18,427,737
Colgate-Palmolive Co.	274,542	18,361,369
McCormick & Company, Inc.	259,384	18,343,636
Molson Coors Brewing Co. — Class B	246,554	18,338,687
Actavis plc*	75,532	18,334,638
Hershey Co.	191,029	18,321,591
Whole Foods Market, Inc.	464,700	18,276,651
Intuitive Surgical, Inc.*	36,824	18,257,339
Johnson & Johnson	169,280	18,244,998
Brown-Forman Corp. — Class B	196,704	18,228,560
Laboratory Corporation of America Holdings*	166,453	18,191,648
Mead Johnson Nutrition Co. — Class A	183,092	18,182,867
Zoetis, Inc.	489,300	18,182,388
Abbott Laboratories	416,048	18,135,532
Hospira, Inc.*	336,360	18,062,532
Covidien plc	195,246	18,048,540
Sysco Corp.	468,085	18,039,996
Campbell Soup Co.	407,894	18,016,678
Pfizer, Inc.	601,527	18,015,734
St. Jude Medical, Inc.	280,639	18,008,605
Eli Lilly & Co.	271,225	17,990,354
Quest Diagnostics, Inc.	282,702	17,940,269
Western Union Co.1	1,054,997	17,892,749
Safeway, Inc.	513,123	17,887,468
Coca-Cola Co.	426,989	17,882,299
Estee Lauder Companies, Inc. — Class A	237,681	17,868,858
Aetna, Inc.	215,367	17,769,931
Kellogg Co.	277,077	17,721,845
Mondelez International, Inc. — Class A	501,212	17,672,735
H&R Block, Inc.	545,538	17,626,333
Biogen Idec, Inc.*	54,743	17,576,882
Varian Medical Systems, Inc.*	207,460	17,451,535
General Mills, Inc.	335,345	17,424,526
Kraft Foods Group, Inc.	306,697	17,282,376
Merck & Company, Inc.	297,273	17,223,998
ADT Corp.1	480,143	17,208,325
Avery Dennison Corp.	366,827	17,185,845
Equifax, Inc.	226,789	17,176,999
Coca-Cola Enterprises, Inc.	391,737	16,981,799
United Rentals, Inc.*	151,824	16,709,749
Baxter International, Inc.	236,984	16,622,058
Quanta Services, Inc.*	484,481	16,511,112
Archer-Daniels-Midland Co.	351,179	16,505,413
Universal Health Services, Inc. — Class B	158,473	16,435,235
Tenet Healthcare Corp.*	287,709	16,126,089
Avon Products, Inc.	1,302,637	13,547,425
Kimberly-Clark Corp.*	7,283	802,805
Total Consumer, Non-cyclical		1,879,879,920

8 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

FINANCIAL - 16.8%
Visa, Inc. — Class A	82,707	$19,967,951
Health Care REIT, Inc.	279,889	19,902,906
Navient Corp.	1,004,700	19,872,966
Ventas, Inc.	289,311	19,820,697
Kimco Realty Corp.	792,432	19,771,178
Equity Residential	282,612	19,658,490
Public Storage	106,587	19,648,248
Essex Property Trust, Inc.	96,651	19,500,306
Macerich Co.	276,130	19,467,166
Boston Properties, Inc.	153,539	19,461,068
Chubb Corp.	195,032	19,378,380
Travelers Companies, Inc.	191,543	19,307,534
General Growth Properties, Inc.	744,443	19,288,518
Apartment Investment & Management Co. — Class A	537,591	19,240,382
HCP, Inc.	436,570	19,195,983
Simon Property Group, Inc.	106,959	19,168,122
AvalonBay Communities, Inc.	122,112	19,029,934
Host Hotels & Resorts, Inc.	814,668	18,989,911
Intercontinental Exchange, Inc.	90,938	18,941,476
Prologis, Inc.	453,335	18,881,403
Vornado Realty Trust	172,324	18,866,032
Hartford Financial Services Group, Inc.	476,520	18,860,661
CBRE Group, Inc. — Class A*	589,304	18,857,728
Allstate Corp.	290,207	18,819,923
Genworth Financial, Inc. — Class A*	1,344,182	18,805,106
CME Group, Inc. — Class A	223,153	18,702,453
Assurant, Inc.	273,698	18,671,678
Progressive Corp.	706,414	18,656,394
Cincinnati Financial Corp.	368,498	18,598,094
ACE Ltd.	168,769	18,446,452
Goldman Sachs Group, Inc.	96,893	18,408,701
BlackRock, Inc. — Class A	53,792	18,348,990
Legg Mason, Inc.	352,431	18,326,412
Plum Creek Timber Company, Inc.	446,699	18,319,126
T. Rowe Price Group, Inc.	222,623	18,275,122
Marsh & McLennan Companies, Inc.	335,978	18,267,124
Loews Corp.	417,426	18,199,774
Wells Fargo & Co.	342,416	18,178,864
American Express Co.	201,996	18,169,540
Iron Mountain, Inc.	502,782	18,135,347
Weyerhaeuser Co.	534,994	18,114,897
Capital One Financial Corp.	218,714	18,102,957
Berkshire Hathaway, Inc. — Class B*	129,130	18,098,861
Bank of America Corp.	1,054,372	18,093,024
Citigroup, Inc.	337,969	18,091,481
Discover Financial Services	283,558	18,085,329
State Street Corp.	238,970	18,032,676
American Tower Corp. — Class A	184,382	17,977,245
XL Group plc — Class A	529,546	17,941,018
Ameriprise Financial, Inc.	141,808	17,891,915
U.S. Bancorp	419,493	17,870,402
JPMorgan Chase & Co.	294,896	17,835,310
Franklin Resources, Inc.	319,259	17,753,993
PNC Financial Services Group, Inc.	205,317	17,737,336
SunTrust Banks, Inc.	453,104	17,734,491
Aflac, Inc.	296,086	17,685,217
Lincoln National Corp.	322,745	17,673,516
Morgan Stanley	505,651	17,672,502
BB&T Corp.	463,913	17,573,024
Invesco Ltd.	433,896	17,559,771
Crown Castle International Corp.	224,687	17,552,548
Aon plc	203,288	17,482,768
Torchmark Corp.	329,962	17,474,788
NASDAQ OMX Group, Inc.	403,672	17,462,851
Zions Bancorporation	598,469	17,337,647
Huntington Bancshares, Inc.	1,747,563	17,318,349
MetLife, Inc.	319,144	17,310,371
Prudential Financial, Inc.	194,669	17,235,993
People’s United Financial, Inc.	1,178,621	17,231,439
Charles Schwab Corp.	599,690	17,193,113
Affiliated Managers Group, Inc.*	86,023	17,186,535
American International Group, Inc.	320,755	17,182,845
Bank of New York Mellon Corp.	443,680	17,179,290
M&T Bank Corp.	140,564	17,174,110
Principal Financial Group, Inc.	327,582	17,155,469
Fifth Third Bancorp	857,487	17,141,165
E*TRADE Financial Corp.*	765,034	17,060,258
Regions Financial Corp.	1,710,419	16,984,461
Northern Trust Corp.	254,537	16,875,803
Hudson City Bancorp, Inc.	1,747,539	16,863,751
KeyCorp	1,270,845	16,775,154
Comerica, Inc.	345,486	16,493,502
Unum Group	492,836	16,490,293
Total Financial		1,510,093,608

CONSUMER, CYCLICAL - 13.8%
Tractor Supply Co.	289,971	21,231,677
O’Reilly Automotive, Inc.*	114,782	20,187,858
NIKE, Inc. — Class B	216,309	20,110,248
Whirlpool Corp.	116,385	20,024,039
L Brands, Inc.	271,556	19,584,619
Lennar Corp. — Class A	453,220	19,524,717
Home Depot, Inc.	199,270	19,432,810
Genuine Parts Co.	199,762	19,392,895
AutoNation, Inc.*	338,097	19,359,435
Darden Restaurants, Inc.1	372,066	19,265,576
PACCAR, Inc.	294,360	19,227,595
Dollar Tree, Inc.*	316,577	19,175,068
Lowe’s Companies, Inc.	334,200	19,116,240
Ross Stores, Inc.	235,529	19,011,901
Marriott International, Inc. — Class A	250,677	18,988,783
Hasbro, Inc.	329,840	18,975,695
CVS Health Corp.	219,725	18,854,602
CarMax, Inc.*	337,008	18,842,117
Costco Wholesale Corp.	141,199	18,831,710

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

DR Horton, Inc.	824,925	$18,800,041
TJX Companies, Inc.	295,594	18,717,012
Nordstrom, Inc.	256,260	18,607,039
AutoZone, Inc.*	33,407	18,491,443
Wynn Resorts Ltd.	96,983	18,427,740
Bed Bath & Beyond, Inc.*	271,888	18,308,938
VF Corp.	268,796	18,192,114
PetSmart, Inc.	251,101	18,167,157
Carnival Corp.	451,827	18,140,854
Michael Kors Holdings Ltd.*	230,442	18,110,437
Walgreen Co.	281,807	18,097,646
PulteGroup, Inc.	942,642	18,089,300
Harley-Davidson, Inc.	274,797	18,054,163
Southwest Airlines Co.	522,666	18,021,524
Best Buy Company, Inc.	526,555	17,976,588
Johnson Controls, Inc.	380,048	17,957,269
Delta Air Lines, Inc.	446,027	17,943,666
Wal-Mart Stores, Inc.	233,643	17,819,952
McDonald’s Corp.	189,653	17,776,176
Yum! Brands, Inc.	247,320	17,764,996
Starbucks Corp.	234,567	17,723,883
Mohawk Industries, Inc.*	124,490	17,682,560
Family Dollar Stores, Inc.1	225,541	17,657,605
WW Grainger, Inc.	71,253	17,585,240
Target Corp.	283,107	17,501,675
Fossil Group, Inc.*	171,874	17,472,711
Goodyear Tire & Rubber Co.	719,627	17,436,562
Delphi Automotive plc	252,288	17,402,826
GameStop Corp. — Class A1	405,940	17,357,994
Dollar General Corp.*	276,904	17,353,574
Staples, Inc.	1,367,544	17,340,458
Newell Rubbermaid, Inc.	517,173	17,237,376
Macy’s, Inc.	297,074	17,176,819
Harman International Industries, Inc.	159,166	17,084,878
Wyndham Worldwide Corp.	219,888	17,078,701
Fastenal Co.	386,523	17,022,473
Chipotle Mexican Grill, Inc. — Class A*	26,632	16,991,216
Tiffany & Co.	175,014	16,822,346
Ralph Lauren Corp. — Class A	101,860	16,790,602
BorgWarner, Inc.	294,067	16,767,700
Under Armour, Inc. — Class A*	255,671	16,766,904
General Motors Co.	532,091	16,707,657
Coach, Inc.	478,968	16,466,920
Starwood Hotels & Resorts Worldwide, Inc.	213,135	16,338,929
Mattel, Inc.	515,514	16,017,020
PVH Corp.	139,649	15,968,863
Kohl’s Corp.	293,184	15,896,436
The Gap, Inc.	399,705	15,144,822
Ford Motor Co.	1,067,077	15,035,115
Urban Outfitters, Inc.*	456,019	13,844,737
Total Consumer, Cyclical		1,236,276,242

INDUSTRIAL - 13.2%
Textron, Inc.	485,538	$20,164,394
CSX Corp.	565,765	20,158,208
Leggett & Platt, Inc.	504,492	19,866,895
General Dynamics Corp.	140,055	19,574,088
Pall Corp.	212,261	19,404,901
Rockwell Collins, Inc.	230,353	19,384,205
Lockheed Martin Corp.	101,488	19,340,568
Waters Corp.*	173,936	19,272,109
FedEx Corp.	115,124	19,271,758
Union Pacific Corp.	165,432	19,264,556
Parker-Hannifin Corp.	150,299	19,092,482
Stericycle, Inc.*	151,166	19,046,916
Roper Industries, Inc.	120,317	19,046,181
United Parcel Service, Inc. — Class B	180,544	18,940,871
3M Co.	122,981	18,910,788
Kansas City Southern	153,991	18,908,555
Northrop Grumman Corp.	136,182	18,787,669
L-3 Communications Holdings, Inc.	154,231	18,732,897
Cummins, Inc.	127,759	18,675,811
Snap-on, Inc.	140,798	18,605,047
Ingersoll-Rand plc	295,741	18,519,301
Danaher Corp.	230,263	18,513,145
Waste Management, Inc.	378,259	18,493,082
Deere & Co.	216,021	18,478,436
Allegion plc	347,997	18,475,161
Garmin Ltd.1	330,710	18,347,791
Illinois Tool Works, Inc.	200,573	18,262,172
Raytheon Co.	175,671	18,248,703
CH Robinson Worldwide, Inc.	263,556	18,240,711
Norfolk Southern Corp.	164,077	18,153,479
Eaton Corporation plc	263,869	18,046,001
Stanley Black & Decker, Inc.	192,654	18,040,121
Honeywell International, Inc.	187,325	18,005,679
Expeditors International of Washington, Inc.	417,426	17,807,393
FLIR Systems, Inc.	529,466	17,752,995
AMETEK, Inc.	339,788	17,719,944
General Electric Co.	684,304	17,661,886
Pentair plc	262,688	17,613,230
Emerson Electric Co.	274,500	17,584,470
United Technologies Corp.	163,384	17,482,088
Vulcan Materials Co.	282,702	17,445,540
Boeing Co.	139,451	17,418,824
Republic Services, Inc. — Class A	452,182	17,363,789
Sealed Air Corp.	478,968	17,362,590
Ball Corp.	269,406	17,357,829
Xylem, Inc.	476,520	17,326,267
Jabil Circuit, Inc.	823,386	17,249,937
Bemis Company, Inc.	448,399	17,249,910
Rockwell Automation, Inc.	153,407	17,235,276
PerkinElmer, Inc.	396,297	17,207,216
Amphenol Corp. — Class A	339,722	17,183,139
TE Connectivity Ltd.	280,994	17,177,163

10 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Tyco International Ltd.	399,345	$17,143,881
Caterpillar, Inc.	168,562	17,093,872
Ryder System, Inc.	190,967	16,894,850
Thermo Fisher Scientific, Inc.	143,593	16,882,229
Fluor Corp.	252,934	16,779,642
Agilent Technologies, Inc.	302,090	16,699,535
Dover Corp.	206,377	16,394,589
Masco Corp.	741,318	16,360,888
Precision Castparts Corp.	73,773	16,281,701
Flowserve Corp.	238,393	16,208,340
Martin Marietta Materials, Inc.	137,001	16,018,157
Joy Global, Inc.	302,462	15,918,575
Jacobs Engineering Group, Inc.*	331,141	15,712,640
Owens-Illinois, Inc.*	561,634	14,473,308
Agilent Technologies, Inc.*	116,461	4,679,403
Total Industrial		1,187,013,777

TECHNOLOGY - 9.1%
Paychex, Inc.	421,791	19,798,870
Electronic Arts, Inc.*	476,392	19,517,780
Cognizant Technology Solutions Corp. — Class A*	395,504	19,320,371
Lam Research Corp.	247,067	19,236,637
salesforce.com, Inc.*	298,782	19,119,060
Cerner Corp.*	301,323	19,085,799
Autodesk, Inc.*	330,649	19,025,543
Fiserv, Inc.*	272,608	18,940,804
Apple, Inc.	174,140	18,807,120
Dun & Bradstreet Corp.	151,398	18,593,188
Micron Technology, Inc.*	561,546	18,581,558
Intuit, Inc.	210,776	18,550,396
Xilinx, Inc.	417,023	18,549,183
QUALCOMM, Inc.	235,001	18,449,929
Texas Instruments, Inc.	370,119	18,380,110
Broadcom Corp. — Class A	438,409	18,360,569
Seagate Technology plc	290,161	18,230,816
Fidelity National Information Services, Inc.	310,467	18,128,168
NVIDIA Corp.	925,884	18,091,773
CA, Inc.	621,150	18,050,619
Computer Sciences Corp.	296,480	17,907,392
KLA-Tencor Corp.	226,143	17,899,218
Analog Devices, Inc.	360,402	17,883,147
NetApp, Inc.	416,535	17,827,698
Microsoft Corp.	379,117	17,799,543
Accenture plc — Class A	218,633	17,735,509
Applied Materials, Inc.	793,845	17,536,036
Adobe Systems, Inc.*	249,400	17,487,928
Western Digital Corp.	177,222	17,433,328
Intel Corp.	511,342	17,390,741
Avago Technologies Ltd.	201,516	17,380,755
Hewlett-Packard Co.	484,217	17,373,706
Xerox Corp.	1,306,483	17,350,094
Red Hat, Inc.*	292,461	17,231,802
EMC Corp.	597,063	17,153,620
Altera Corp.	498,742	17,141,763
Akamai Technologies, Inc.*	283,377	17,087,633
Oracle Corp.	437,106	17,068,989
Linear Technology Corp.	396,707	16,994,928
SanDisk Corp.	178,873	16,839,104
Teradata Corp.*	394,628	16,700,657
Pitney Bowes, Inc.	667,273	16,508,334
Microchip Technology, Inc.1	371,356	16,009,157
Citrix Systems, Inc.*	245,975	15,798,974
International Business Machines Corp.	92,546	15,214,562
First Solar, Inc.*	243,239	14,326,777
Total Technology		817,899,688

ENERGY - 7.7%
Tesoro Corp.	287,849	20,555,297
Marathon Petroleum Corp.	203,812	18,526,511
Valero Energy Corp.	365,609	18,313,355
Kinder Morgan, Inc.1	468,826	18,143,566
Exxon Mobil Corp.	184,823	17,874,233
Equities Corp.	187,514	17,633,816
FMC Technologies, Inc.*	312,276	17,499,947
Williams Companies, Inc.	314,996	17,485,428
Spectra Energy Corp.	444,345	17,387,220
Chevron Corp.	144,327	17,312,024
Schlumberger Ltd.	173,179	17,085,841
Diamond Offshore Drilling, Inc.1	444,456	16,760,435
Phillips 66	213,238	16,739,183
Range Resources Corp.	244,241	16,706,084
Cabot Oil & Gas Corp. — Class A	536,284	16,678,432
CONSOL Energy, Inc.	451,953	16,631,870
EOG Resources, Inc.	174,721	16,607,231
Pioneer Natural Resources Co.	87,528	16,548,044
Murphy Oil Corp.	309,106	16,503,169
ConocoPhillips	225,655	16,281,008
Occidental Petroleum Corp.	181,753	16,163,294
National Oilwell Varco, Inc.	219,523	15,946,151
Marathon Oil Corp.	447,226	15,831,800
Chesapeake Energy Corp.	710,670	15,762,661
Ensco plc — Class A	382,758	15,536,147
Hess Corp.	182,555	15,482,490
ONEOK, Inc.	261,800	15,430,492
Anadarko Petroleum Corp.	167,862	15,406,374
Southwestern Energy Co.*	472,197	15,351,124
Helmerich & Payne, Inc.	175,584	15,244,203
Devon Energy Corp.	253,077	15,184,620
Newfield Exploration Co.*	461,854	15,061,059
Cimarex Energy Co.	132,095	15,015,239
Cameron International Corp.*	249,016	14,828,903
Noble Energy, Inc.	257,309	14,828,718
Halliburton Co.	268,796	14,821,411
Transocean Ltd.1	493,668	14,726,116
Noble Corporation plc	682,193	14,271,478
Apache Corp.	183,944	14,200,477
Baker Hughes, Inc.	266,250	14,100,600

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

QEP Resources, Inc.	558,624	$14,004,704
Denbury Resources, Inc.1	1,110,591	13,771,328
Nabors Industries Ltd.	733,643	13,095,528
Total Energy		691,337,611

COMMUNICATIONS - 7.4%
Yahoo!, Inc.*	412,850	19,011,743
VeriSign, Inc.*,1	315,275	18,840,834
CenturyLink, Inc.	447,722	18,571,510
Motorola Solutions, Inc.	287,662	18,554,199
Verizon Communications, Inc.	365,760	18,379,440
Priceline Group, Inc.*	15,214	18,351,280
Time Warner, Inc.	230,472	18,315,610
Interpublic Group of Companies, Inc.	938,641	18,200,249
Frontier Communications Corp.1	2,766,067	18,090,078
Walt Disney Co.	197,424	18,040,605
Symantec Corp.	721,682	17,912,147
Omnicom Group, Inc.	249,226	17,909,380
AT&T, Inc.	513,123	17,877,205
eBay, Inc.*	339,224	17,809,260
DIRECTV*	203,836	17,690,926
Harris Corp.	253,727	17,659,400
Scripps Networks Interactive, Inc. — Class A	225,970	17,453,923
Corning, Inc.	853,966	17,446,525
Twenty-First Century Fox, Inc. — Class A	505,077	17,415,055
F5 Networks, Inc.*	141,537	17,406,220
Expedia, Inc.	204,539	17,379,679
Gannett Company, Inc.	550,626	17,344,719
Cisco Systems, Inc.	703,609	17,217,312
Cablevision Systems Corp. — Class A1	924,429	17,212,868
Comcast Corp. — Class A	310,142	17,166,360
Facebook, Inc. — Class A*	228,478	17,133,565
Time Warner Cable, Inc.	114,723	16,888,373
CBS Corp. — Class B	309,160	16,762,655
Windstream Holdings, Inc.1	1,599,186	16,759,469
Nielsen N.V.	392,960	16,696,870
Amazon.com, Inc.*	53,449	16,326,532
Viacom, Inc. — Class B	222,636	16,181,184
Juniper Networks, Inc.	764,364	16,105,149
News Corp. — Class A*	1,034,047	16,007,048
TripAdvisor, Inc.*	178,234	15,802,226
Netflix, Inc.*	37,146	14,589,834
Google, Inc. — Class A*	15,258	8,664,560
Google, Inc. — Class C*	15,258	8,530,443
Discovery Communications, Inc. — Class A*	225,626	7,975,879
Discovery Communications, Inc. — Class C*	225,626	7,894,654
Total Communications		659,574,968

UTILITIES - 6.4%
Wisconsin Energy Corp.1	401,339	19,930,494
Public Service Enterprise Group, Inc.	482,237	19,921,209
TECO Energy, Inc.	1,015,655	19,916,995
Duke Energy Corp.	242,300	19,904,945
Consolidated Edison, Inc.	313,707	19,876,476
Exelon Corp.	538,730	19,712,131
Entergy Corp.	234,536	19,705,715
American Electric Power Company, Inc.	337,328	19,679,716
Northeast Utilities	397,194	19,601,524
Ameren Corp.	462,935	19,600,668
CMS Energy Corp.	597,464	19,519,149
SCANA Corp.	354,904	19,480,681
Edison International	311,227	19,476,586
FirstEnergy Corp.	517,926	19,339,357
Integrys Energy Group, Inc.	265,852	19,322,123
DTE Energy Co.	234,259	19,246,719
Pinnacle West Capital Corp.	312,715	19,222,591
PG&E Corp.	381,691	19,206,691
NiSource, Inc.	453,567	19,077,028
PPL Corp.	542,532	18,983,195
Xcel Energy, Inc.	566,125	18,948,204
Southern Co.	408,280	18,927,861
NextEra Energy, Inc.	188,129	18,854,288
Sempra Energy	170,856	18,794,160
Dominion Resources, Inc.	258,131	18,404,740
AGL Resources, Inc.	337,264	18,181,902
CenterPoint Energy, Inc.	730,038	17,922,433
Pepco Holdings, Inc.	653,239	17,859,554
NRG Energy, Inc.	584,634	17,527,327
AES Corp.	1,228,526	17,285,361
Total Utilities		573,429,823

BASIC MATERIALS - 4.4%
Sigma-Aldrich Corp.	173,483	23,578,074
EI du Pont de Nemours & Co.	273,278	18,897,174
Sherwin-Williams Co.	82,131	18,853,992
Air Products & Chemicals, Inc.	138,064	18,591,698
MeadWestvaco Corp.	416,632	18,402,636
CF Industries Holdings, Inc.	70,633	18,364,580
Airgas, Inc.	162,742	18,152,243
PPG Industries, Inc.	88,661	18,059,359
Monsanto Co.	156,590	18,014,114
International Paper Co.	355,554	17,998,143
International Flavors & Fragrances, Inc.	180,140	17,860,881
Alcoa, Inc.	1,058,787	17,745,270
Nucor Corp.	322,102	17,412,834
Eastman Chemical Co.	213,161	17,219,146
Ecolab, Inc.	153,314	17,053,116
Mosaic Co.	382,429	16,945,429
Praxair, Inc.	134,483	16,943,513
Dow Chemical Co.	336,105	16,603,587
FMC Corp.	283,558	16,262,051
Freeport-McMoRan, Inc.	517,023	14,735,156
LyondellBasell Industries N.V. — Class A	158,515	14,524,729
Allegheny Technologies, Inc.	424,115	13,932,178
Newmont Mining Corp.	703,331	13,194,490
Total Basic Materials		399,344,393

12 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2014
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

DIVERSIFIED - 0.2%
Leucadia National Corp.	678,528	$16,135,396

Total Common Stocks
(Cost $7,418,044,351)		8,970,985,426

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund	4,710,835	4,710,835
Total Short Term Investments
(Cost $4,710,835)		4,710,835

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 2.6%
Joint Repurchase Agreements
HSBC Securities, Inc. issued 10/31/14 at 0.08% due 11/03/14	$145,544,620	145,544,620
BNP Paribas Securities Corp. issued 10/31/14 at 0.11% due 11/03/14	66,571,979	66,571,979
Barclays Capital, Inc. issued 10/31/14 at 0.07% due 11/03/14	19,081,356	19,081,356
Total Securities Lending Collateral
(Cost $231,197,955)		231,197,955

Total Investments - 102.6%
(Cost $7,653,953,141)		$9,206,894,216
Other Assets & Liabilities, net - (2.6)%		(230,697,148)
Total Net Assets - 100.0%		$8,976,197,068

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at October 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 13

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2014

Guggenheim S&P 500® Equal Weight ETF
Assets:
Investments, at value* — including $227,950,606 of securities loaned	$8,975,696,261
Repurchase agreements	231,197,955
Total Investments	9,206,894,216
Cash	74,588
Segregated cash with broker	456
Receivables:
Securities lending	131,966
Dividends and interest	8,639,557
Total assets	9,215,740,783

Liabilities:
Payable upon return of securities loaned	231,198,411
Payable for:
Investments purchased	5,476,385
Accrued management fees	2,868,919
Total liabilities	239,543,715
Net assets	$8,976,197,068

Net assets consist of:
Paid-in capital	$7,934,423,025
Undistributed net investment income	468,285
Accumulated net realized loss on investments	(511,635,317)
Net unrealized appreciation on investments	1,552,941,075
Net assets	$8,976,197,068
Shares outstanding (unlimited shares authorized), no par value	114,958,863
Net asset value, offering price and repurchase price per share	$78.08
Cost of investments	$7,422,755,186
Cost of repurchase agreements	231,197,955
*Total cost of investments	$7,653,953,141

14 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2014

Guggenheim S&P 500® Equal Weight ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$137,426,184
Income from securities lending	1,183,708
Interest	97
Total investment income	138,609,989

Expenses:
Management fees	29,521,640
Total expenses	29,521,640
Net investment income	109,088,349

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	54,110,748
In-kind redemptions	256,096,127
Net realized gain	310,206,875
Net change in unrealized appreciation (depreciation) on:
Investments	663,737,970
Net realized and unrealized gain	973,944,845
Net increase in net assets resulting from operations	$1,083,033,194
* Foreign taxes withheld	$44,324

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 15

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Equal Weight ETF
	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$109,088,349	$67,224,743
Net realized gain on investments	310,206,875	226,159,349
Net change in unrealized appreciation (depreciation) on investments	663,737,970	829,838,694
Net increase in net assets resulting from operations	1,083,033,194	1,123,222,786

Distributions to shareholders from:
Net investment income	(109,511,409)	(63,950,328)

Shareholder transactions:
Proceeds from shares purchased	3,153,662,668	2,864,811,708
Value of shares redeemed	(814,758,926)	(1,032,752,585)
Net increase in net assets resulting from share transactions	2,338,903,742	1,832,059,123
Net increase in net assets	3,312,425,527	2,891,331,581

Net assets:
Beginning of year	5,663,771,541	2,772,439,960
End of year	$8,976,197,068	$5,663,771,541
Undistributed net investment income at end of year	$468,285	$3,194,160

Changes in shares outstanding:
Shares sold	42,950,000	47,400,000
Shares redeemed	(11,350,000)	(17,600,000)
Net increase in shares	31,600,000	29,800,000

16 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund's performance for the periods presented.

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Per Share Data:
Net asset value, beginning of period	$67.94	$51.76	$46.77	$43.87	$35.99
Income from investment operations:
Net investment income (loss)[a]	1.09	0.99	0.80	0.69	0.60
Net gain (loss) on investments (realized and unrealized)	10.13	16.13	4.97	2.87	7.87
Total from investment operations	11.22	17.12	5.77	3.56	8.47
Less distributions from:
Net investment income	(1.08)	(0.94)	(0.78)	(0.66)	(0.59)
Total distributions to shareholders	(1.08)	(0.94)	(0.78)	(0.66)	(0.59)
Net asset value, end of period	$78.08	$67.94	$51.76	$46.77	$43.87

Total Return[b]	16.60%	33.36%	12.42%	8.12%	23.67%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8,976,197	$5,663,772	$2,772,440	$3,063,809	$2,154,259
Ratio to average net assets of:
Net investment income (loss)	1.48%	1.64%	1.61%	1.45%	1.48%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Portfolio turnover rate[c]	18%	37%	20%	21%	20%

[a]	Based on average shares outstanding.
[b]
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the "Trust") is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a "Fund", and collectively, the "Funds"). The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2014, the Trust consisted of twenty-one Funds.

The financial statements herein relate to the following Fund, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the "Underlying Index") as follows:

Fund	Underlying Index
Guggenheim S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

The Fund seeks to achieve its objective by investing in common stocks that comprise the Underlying Index. The Fund uses a "replication" strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund issues and redeems shares on a continuous basis, at net asset value per share ("NAV"), only in aggregation of 50,000 shares (a "Creation Unit"). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Fund invests in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments ("GI") provides advisory services and Rydex Fund Services, LLC ("RFS") provides administrative services to the Trust. Guggenheim Funds Distributors, LLC ("GFD") acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities or other assets.

Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the

18 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day. The Fund invests in money market mutual funds, which are valued at their NAV.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided that amortized cost approximates fair value.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

F. Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim S&P 500® Equal Weight ETF	$2,000

GUGGENHEIM ETFs ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Fund to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Fund.

Fund	Advisory Fee
Guggenheim S&P 500® Equal Weight ETF	0.40%

GI pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, RFS provides various administrative and financial reporting services for the Fund. GI compensates RFS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Fund. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Fund in a separate account for the Fund, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Fund has adopted a Distribution Plan (the "Plan") that allows the Fund to pay distribution fees to GFD and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Fund.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

20 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Fund's net assets at October 31, 2014:

Fund	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Guggenheim S&P 500® Equal Weight ETF	$8,975,696,261	$231,197,955	$—	$9,206,894,216

For the year ended October 31, 2014, there were no transfers between levels.

5. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds' securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At October 31, 2014, the Fund participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Guggenheim S&P 500® Equal Weight ETF	$227,950,606	$231,198,411

Cash collateral received was invested in the following joint repurchase agreements at October 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Freddie Mac Strips
0.08%			0.00%
Due 11/03/14	$145,544,620	$145,544,943	01/15/15 - 07/15/32	$154,975,783	$98,443,323
			Fannie Mae Strips
			0.00%
			11/15/14 - 01/15/37	64,475,664	50,022,322

BNP Paribas Securities Corp.			U.S. TIP Bonds
0.11%			1.38% - 2.50%
Due 11/03/14	66,571,979	66,572,182	01/15/29 - 02/15/44	36,797,137	48,748,767
			U.S. Treasury Note
			2.13%
			01/31/21	18,828,698	19,158,209

Barclays Capital, Inc.			U.S. Treasury Bill
0.07%			0.00%
Due 11/03/14	19,081,356	19,081,391	01/15/15 - 02/26/15	19,465,864	19,464,040

There was also $456 in segregated cash held as collateral.

GUGGENHEIM ETFs ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for in-kind redemptions, income reclassifications from REITs and losses deferred due to wash sales.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$109,511,409	$—	$109,511,409

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$63,950,328	$—	$63,950,328

The tax character of distributable earnings/(accumulated losses) at October 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim S&P 500® Equal Weight ETF	$468,285	$—	$(503,947,317)	$1,545,253,075	$1,041,774,043

22 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2014, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Expires in	Unlimited		Remaining Capital Loss
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Guggenheim S&P 500® Equal Weight ETF	$(119,981,602)	$(313,762,207)	$(35,251,288)	$(20,782,942)	$—	$(14,169,278)	$(503,947,317)

Prior year capital loss carryforwards of $153,038,990 were utilized in the current year.

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions and return of capital on investments. For the year ended October 31, 2014, the adjustments for the Fund were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Guggenheim S&P 500® Equal Weight ETF	$256,163,273	$(2,302,815)	$(253,860,458)

At October 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Guggenheim S&P 500® Equal Weight ETF	$7,661,641,141	$1,715,677,607	$(170,424,532)	$1,545,253,075

7. Investment Transactions

For the year ended October 31, 2014, the Fund had investment transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight ETF	$3,145,472,390	$813,337,169

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim S&P 500® Equal Weight ETF	$1,346,208,755	$1,330,374,193

GUGGENHEIM ETFs ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (concluded)

8. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the "FitzSimons action"), as a result of ownership of shares by certain series of the Rydex ETF Trust in the Tribune Company ("Tribune") in 2007, when Tribune effected a leveraged buyout transaction ("LBO") by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the "SLCFC actions"). Rydex ETF Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune's former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the "MDL Proceeding").

On September 23, 2013, the District Court granted the defendants' omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune's LBO: Guggenheim S&P 500 Equal Weight ETF (the "Fund"). The value of the proceeds received by the foregoing Fund was $4,766,035. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund's net asset value.

24 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) (the "Fund") as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
 December 19, 2014

GUGGENHEIM ETFs ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the funds during the year ended October 31, 2014:

Fund	Dividend Received Deduction	Long-Term Capital Gains Distribution	Qualified Income Distribution
Guggenheim S&P 500® Equal Weight ETF	100.00%	$—	$130,369,563

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC ("GD"), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC ("GFD"). Following the consolidation, GFD serves as the Funds' distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds' distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

Board Considerations in Approving the Investment Advisory Agreement

At in-person meetings of the Board of Trustees (the "Board") of Rydex ETF Trust (the "Trust") held on May 15 and June 4, 2014 (each, a "Meeting" and, together, the "Meetings"), called for the purpose of, among other things, consideration of, and voting on, the approval and continuation of the investment advisory agreement applicable to each series of the Trust (each, a "Fund" and, collectively, the "Funds"), the Board, including the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Trust (the "Independent Trustees"), unanimously approved the continuation of the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and Security Investors, LLC (the "Advisor") with respect to each of the Funds for an additional one-year period, based on the Board's review of qualitative and quantitative information provided by the Advisor.

In reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Advisor provided the Board with a wide variety of information,

26 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

including comparisons of Fund performance and fees relative to comparable peer funds in advance of the May 15, 2014 Meeting. The Independent Trustees carefully evaluated the information provided as well as information they received throughout the year as part of their regular oversight of the Funds. At the Meetings, independent legal counsel advised the Independent Trustees with respect to their deliberations and their fiduciary responsibilities associated with the Board's consideration of the continuation of the Investment Advisory Agreement. The Board also received a memorandum from Fund counsel regarding the Board's responsibilities when considering the approval of an investment advisory agreement.

During the Meetings, the Board, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the nature, extent and quality of the Advisor's investment advisory and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) a comparison of the Funds' advisory fees to the fees charged to comparable funds or accounts, paying special attention to the absence of breakpoints in these fees and the Advisor's rationale for not including breakpoints; (f) each Fund's overall fees and operating expenses compared with those of peer funds; (g) the Advisor's profitability with respect to its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies and compliance procedures applicable to personal securities transactions; (j) the Advisor's reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of peer funds and/or appropriate benchmarks. In its deliberations, the Board did not identify any particular factor as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board's deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

•	Nature, Extent and Quality of Services Provided by the Advisor. At the Meetings, the Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor's representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

•	Fund Expenses and Performance of the Funds and the Advisor. At the Meetings, the Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC ("FUSE"), an independent, third party research provider, to prepare advisory contract renewal reports to help the Board fulfill its advisory contract renewal responsibilities. The reports compared the Funds' fees, expenses and total return performance to those of comparable funds in the Funds' peer group and the broader peer universe, as determined by FUSE. Statistical information in the FUSE reports related to the expense ratio components was based on a comparison of the Funds' and peer funds' actual advisory fees, waivers/reimbursements, and gross and net total expenses. The Board also considered the Advisor's representation that it found the peer groups compiled by FUSE to be appropriate. The statistical information related to the performance of each Fund included three month and one, three, and five year performance for the Fund compared to its peers and its appropriate benchmark.

•	Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. At the Meetings, the Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Adviser had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. At the Meetings, the Board also analyzed the Funds' expenses, including the investment advisory fees paid to the Advisor, and reviewed reports comparing the expense ratios of the Funds to those of other comparable funds. The Board also reviewed information regarding the direct revenue received by the Advisor

GUGGENHEIM ETFs ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited)(concluded)

and ancillary revenue received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor's profit margin as reflected in the Advisor's profitability analysis.

•	Economies of Scale. In connection with its review of the Funds' profitability analysis at the Meetings, the Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund's advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor's assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

•	Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the services provided by the Advisor, the Board considered the nature and amount of other benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. In particular, the Board considered the nature, extent and quality of the administrative and distribution services performed by the Advisor's affiliates and the fees paid to the Advisor's affiliates for those services under separate agreements. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor's and its affiliates' commitment to the Funds, the ancillary benefits the Advisor and its affiliates received were considered reasonable. The Board also noted that the Advisor reports portfolio transactions on behalf of the Funds, including the cost of such transactions, placed through an affiliate of the Funds or the Advisor at each quarterly Board meeting.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the approval of the Investment Advisory Agreement would enable Fund shareholders to continue receiving high quality services at a cost that was appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, unanimously approved the continuation of the existing Investment Advisory Agreement.

28 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	220	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; and Member of the Governance and Nominating Committees from 2005 to present.	Retired.	131	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Vice Chairman of the Board from 2010 to 2014; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	131	None.

GUGGENHEIM ETFs ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	131	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

30 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006)

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser's parent company.
***
The "Fund Complex" includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

GUGGENHEIM ETFs ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively "Guggenheim Investments").

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

32 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of "http cookies"—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We'll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

GUGGENHEIM ETFs ANNUAL REPORT | 33

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2014 and October 31, 2013 were $215,828 and $226,550, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the Trust’s principal account for the fiscal years ended October 31, 2014 and October 31, 2013 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2014 and October 31, 2013, were $120,047 and $117,550, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended October 31, 2014 and October 31, 2013 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $156,797 and $152,550, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)  Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a) The Registrant has a separately standing Audit Committee, which includes the following independent members: John O. Demaret, Corey A. Colehour, J. Kenneth Dalton, Patrick T. McCarville, Thomas F. Lydon, and Werner E. Keller.

(b) Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Rydex ETF Trust

By (Signature and Title)*		/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	January 9, 2015

By (Signature and Title)*		/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	January 9, 2015

* Print the name and title of each signing officer under his or her signature.